Third quarter 2015 Unaudited Earnings Release and Supplemental Information

Table of Contents

Supplemental 3Q 2015



Prologis Suzhou Xuguan Logistics Center, Shanghai, China



Prologis Rancho Cucamonga DC 6, Rancho Cucamonga, CA, USA



Prologis Park Poznan II, Poznań, Poland

Overview	
Press Release	1
Highlights	
Company Profile	4
Company Performance	5
Operating Performance	7
Guidance	8
Financial Information	
Consolidated Balance Sheets	9
Pro-rata Balance Sheet Information	10
Consolidated Statements of Operations	11
Reconciliations of Net Earnings to FFO	12
Pro-rata Operating Information and Reconciliation to FFO	13
EBITDA Reconciliations	14
Strategic Capital	
Summary and Financial Highlights	15
Operating and Balance Sheet Information	16
Operations Overview	
Operating Metrics	17
Operating Portfolio	19
Customer Information	22
Capital Deployment	
Overview	23
Value Creation from Development Stabilization	24
Development Starts	25
Development Portfolio	26
Third Party Building Acquisitions	27
Dispositions and Contributions	28
Land Portfolio	29
Capitalization	
Overview	31
Debt Summary	32
Debt Covenants and Other Metrics	33
Net Asset Value	
Components	34
Notes and Definitions (A)	36

Cover: **Prologis Park Budapest,** Sziget, Hungary

(A) Terms used throughout document are defined in the Notes and Definitions

Copyright © 2015 Prologis

Prologis Reports Third Quarter 2015 Earnings Results

SAN FRANCISCO (October 20, 2015) – Prologis, Inc. (NYSE: PLD), the global leader in industrial real estate, today reported results for the third quarter of 2015.

HIGHLIGHTS FROM THE QUARTER

- Core funds from operations per diluted share was $0.58, up 21 percent year-over-year
- Prologis' share of GAAP same store NOI increased 6.2 percent
- Completed $733 million of dispositions and contributions at a 4.9 percent stabilized cap rate
- Estimated value creation of $158 million from stabilizations, reflecting a 35.8 percent margin

"The team produced exceptionally strong financial and operating results in the third quarter," said Hamid Moghadam, chairman and CEO, Prologis. "The underlying trends in our businesses continue to be favorable, and as we look across our global portfolio, rents are trending higher while supply remains in check."

OPERATING RESULTS EXCEPTIONALLY STRONG

Owned & Managed	3Q15	3Q14	Notes
Occupancy	96.0%	95.0%	Up 60 basis points over 2Q15
Leases Signed	42.2MSF	40.8MSF	
Customer Retention	87.0%	83.9%	

Prologis Share	3Q15	3Q14	Notes
Rent Change (GAAP)	12.0%	11.9%	Driven by the U.S. at 16.4%
Rent Change (Cash)	3.6%	1.6%	
Same store NOI (GAAP)	6.2%	3.9%	Driven by the U.S. at 8.0%
Same store NOI (Cash)	4.5%	4.7%	

CAPITAL ACTIVITY HIGHLIGHTED BY DISPOSITIONS AND CONTRIBUTIONS

Prologis Share (Millions of $)	3Q15	YTD	Notes
Building Acquisitions	$240.3	$3,514.7	
Weighted avg stabilized cap rate	5.8%	5.5%	
Development Stabilizations	$441.0	$1,350.1	
Value creation (estimate)	$157.9	$459.3	Weighted average yield (estimate) of 7.5%
Weighted avg margin (estimate)	35.8%	34.0%	
Development Starts	$229.0	$1,246.1	
Weighted avg margin (estimate)	27.5%	21.3%	
% Build-to-suit	36.0%	37.9%	Up from 28.8% in 3Q14
Total Dispositions and Contributions	$733.0	$1,704.7	3Q15 dispositions include $492.3 of buildings and $78.5 of land
Weighted avg stabilized cap rate	4.9%	4.8%	Excludes land and other real estate

"During the quarter we made good progress on our dispositions and contributions," said Tom Olinger, chief financial officer, Prologis. "Investor demand for high-quality industrial real estate around the world remains strong and we are confident in our ability to execute on our disposition and contribution activity."

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Copyright © 2015 Prologis

GAAP NET EARNINGS

Net earnings per diluted share was $0.49 compared with $0.23 for the same period in 2014.

GUIDANCE MIDPOINT CONFIRMED AND RANGE NARROWED FOR 2015 CORE FFO

Core FFO guidance at the midpoint implies year-over-year growth of 17 percent.

Per diluted share	Previous	Revised
Core FFO	$2.18 to $2.22	$2.19 to $2.21
GAAP Net Earnings	$1.12 to $1.16	$1.51 to $1.53

The Core FFO and earnings guidance described above excludes any potential future gains (losses) recognized from real estate transactions. In reconciling from net earnings to Core FFO, Prologis makes certain adjustments, including but not limited to real estate depreciation and amortization expense, gains (losses) recognized from real estate transactions and early extinguishment of debt, acquisition costs, impairment charges, deferred taxes and unrealized gains or losses on foreign currency or derivative activity. The difference between the company's Core FFO and net earnings guidance for 2015 relates predominantly to these items.

WEBCAST & CONFERENCE CALL INFORMATION

Prologis will host a live webcast and conference call to discuss quarterly results, current market conditions and future outlook. Here are the event details:

- Tuesday, October 20, 2015 at 12 p.m. U.S. Eastern Time.
- Live webcast at http://ir.prologis.com or by clicking Investors>Investor Events and Presentations
- Dial in: +1 877-256-7020 or +1 973-409-9692 and enter Passcode 48765491.

A telephonic replay will be available Oct. 20-Oct. 27 at +1 855-859-2056 (from the U.S. and Canada) or +1 404-537-3406 (from all other countries); please use conference code 48765491. The webcast replay will be posted when available in the "Events & Presentations" section of Investor Relations on the Prologis website.

ABOUT PROLOGIS

Prologis, Inc. is the global leader in industrial real estate. As of September 30, 2015, Prologis owned or had investments in, on a wholly owned basis or through co-investment ventures, properties and development projects expected to total approximately 671 million square feet (62 million square meters) in 21 countries. The company leases modern distribution facilities to more than 5,200 customers, including third-party logistics providers, transportation companies, retailers and manufacturers.

FORWARD-LOOKING STATEMENTS

The statements in this document that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis operates, management's beliefs and assumptions made by management. Such statements involve uncertainties that could significantly impact Prologis' financial results. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to rent and occupancy growth, development activity and changes in sales or contribution volume of properties, disposition activity, general conditions in the geographic areas where we operate, our debt and financial position, our ability to form new co-investment ventures and the availability of capital in existing or new co-investment ventures — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates and foreign currency exchange rates, (iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, dispositions and development of properties, (v) maintenance of real estate investment trust ("REIT") status and tax structuring, (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings, (vii) risks related to our investments in our co-investment ventures and funds, including our ability to establish new co-investment

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Copyright © 2015 Prologis

ventures and funds, (viii) risks of doing business internationally, including currency risks, (ix) environmental uncertainties, including risks of natural disasters, and (x) those additional factors discussed in reports filed with the Securities and Exchange Commission by Prologis under the heading “Risk Factors.” Prologis undertakes no duty to update any forward-looking statements appearing in this document.

CONTACTS

Investors: Tracy Ward, Tel: +1 415 733 9565, tward@prologis.com, San Francisco

Media: Jason Golz, Tel: +1 415 733 9439, jgolz@prologis.com, San Francisco

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Copyright © 2015 Prologis

Prologis, Inc., is the global leader in industrial real estate. As of September 30, 2015, Prologis owned or had investments in, on a wholly owned basis or through co-investment ventures, properties and development projects expected to total approximately 671 million square feet (62 million square meters) in 21 countries. The company leases modern distribution facilities to more than 5,200 customers, including third-party-logistics providers, transportation companies, retailers and manufacturers. Highlights Company Profile Generally represents properties in which Prologis has an ownership interest but does not manage (6 msf) and other properties owned by Prologis (10 msf), which includes value added properties (8 msf) and assets held for sale to third parties (1 msf). 4 Country Count -- Taken from Operating Portfolio Americas Europe Asia USA Austria China Canada Belgium Japan Mexico Czech Republic Singapore Brazil France Germany Hungary Italy Netherlands Poland Romania Slovakia Spain Sweden UK AMERICAS (4 countries) EUROPE (14 countries) ASIA (3 countries) TOTAL Number of operating portfolio buildings 2,430 708 76 3,214 Operating portfolio (msf) 412 165 33 610 Development portfolio (msf) 19 9 17 45 Other (msf) (A) 10 5 1 16 Total (msf) 441 179 51 671 Development portfolio TEI (millions) $1,314 $623 $1,564 $3,501 Land (acres) 6,740 2,269 286 9,295 Land book value (millions) $1,068 $513 $191 $1,772 Country Count -- Taken from Operating Portfolio Americas Europe Asia USA Austria China Canada Belgium Japan Mexico Czech Republic Singapore Brazil France Germany Hungary Italy Netherlands Poland Romania Slovakia Spain Sweden UK AMERICAS (4 countries) EUROPE (14 countries) ASIA (3 countries) TOTAL Number of operating portfolio buildings 2,430 708 76 3,214 Operating portfolio (msf) 412 165 33 610 Development portfolio (msf) 19 9 17 45 Other (msf) (A) 10 5 1 16 Total (msf) 441 179 51 671 Development portfolio TEI (millions) $1,314 $623 $1,564 $3,501 Land (acres) 6,740 2,269 286 9,295 Land book value (millions) $1,068 $513 $191 $1,772

Highlights Company Performance Includes value creation from the stabilization of development buildings and the sale of value-added conversion properties. Value creation in the third quarter of 2015, first quarter of 2015 and fourth quarter of 2014 includes $28.6 million, $137.0 million and $36.8 million, respectively, related to the sale of value-added conversions. 5 PLD Three Months Ended Three Months Ended Core FFO Value Creation - Prologis Share $41,090 Q2 2012 $201.3 $41,182 Q3 2012 $232 $20 $252 $41,274 Q4 2012 $195.816 $13 $208.816 $41,364 Q1 2013 $188 $67 $255 $41,455 Q2 2013 $203 $15 $218 $41,547 Q3 2013 $206.89500000000001 $164 $370.89499999999998 $41,639 Q4 2013 $215.05500000000001 $125 $340.05500000000001 $41,729 Q1 2014 $217 $51 $268 $41,820 Q2 2014 $244 $82 $326 $41,912 Q3 2014 $244.89599999999999 $57 $301.89599999999996 $42,004 Q4 2014 $246.42130922999999 $83.138000000000005 $329.55930923 $42,094 Q1 2015 $254.37899999999999 $259 $513.37900000000002 $42,185 Q2 2015 $273.88499999999999 $179 $452.88499999999999 $42,277 Q3 2015 $307.26799999999997 $187 $494.26799999999997 EBITDA $41,364 Q1 2013 $338 $41,455 Q2 2013 $336 $41,547 Q3 2013 $356 $41,639 Q4 2013 $367 $41,729 Q1 2014 $361 41820 Q2 2014 $404 41912 Q3 2014 $451 42004 Q4 2014 $413 42094 Q1 2015 $365.99599999999998 42185 Q2 2015 $489.03500000000003 42277 Q3 2015 $566.61514292999993 Real Estate Operations $0.45 Strategic Captial $0.04 Development $0.02 Three Months ended September 30, Nine Months ended September 30, (dollars in thousands, except per share data) 2015 2014 2015 2014 Revenues $,580,622 $,415,151 $1,553,873 $1,309,922 Net earnings attributable to common stockholders ,258,979.14292999997 ,136,245 ,744,425.14292999997 ,213,626 Core FFO ,307,268 ,244,896 ,835,532.12 ,706,726 AFFO ,355,634 ,266,144 ,980,262 ,668,299 Adjusted EBITDA ,566,615.14292999997 ,450,604 1,421,646.1429300001 1,215,303 Value creation from development stabilizations - Prologis share ,157,906 56,921 ,459,290 ,189,646 Common stock dividends paid ,209,935 ,166,697 ,587,776 ,500,025 Per common share - diluted: Net earnings attributable to common stockholders $0.49 $0.23 $1.41 $0.43 Core FFO 0.57999999999999996 0.48 1.59 1.39 Business line reporting: Real estate operations 0.54 0.43 1.47 1.23 Strategic capital 0.04 0.05 0.12 0.16 Core FFO 0.58000000000000007 0.48 1.5899999999999999 1.39 Realized development gains 0.24 0.16 0.39 0.22 Dividends per share 0.4 0.33 1.1200000000000001 0.99 q PLD Three Months Ended Three Months Ended Core FFO Value Creation - Prologis Share $41,090 Q2 2012 $201.3 $41,182 Q3 2012 $232 $20 $252 $41,274 Q4 2012 $195.816 $13 $208.816 $41,364 Q1 2013 $188 $67 $255 $41,455 Q2 2013 $203 $15 $218 $41,547 Q3 2013 $206.89500000000001 $164 $370.89499999999998 $41,639 Q4 2013 $215.05500000000001 $125 $340.05500000000001 $41,729 Q1 2014 $217 $51 $268 $41,820 Q2 2014 $244 $82 $326 $41,912 Q3 2014 $244.89599999999999 $57 $301.89599999999996 $42,004 Q4 2014 $246.42130922999999 $83.138000000000005 $329.55930923 $42,094 Q1 2015 $254.37899999999999 $259 $513.37900000000002 $42,185 Q2 2015 $273.88499999999999 $179 $452.88499999999999 $42,277 Q3 2015 $307.26799999999997 $187 $494.26799999999997 EBITDA $41,364 Q1 2013 $338 $41,455 Q2 2013 $336 $41,547 Q3 2013 $356 $41,639 Q4 2013 $367 $41,729 Q1 2014 $361 41820 Q2 2014 $404 41912 Q3 2014 $451 42004 Q4 2014 $413 42094 Q1 2015 $365.99599999999998 42185 Q2 2015 $489.03500000000003 42277 Q3 2015 $566.61514292999993 Real Estate Operations $0.45 Strategic Captial $0.04 Development $0.02 Three Months ended September 30, Nine Months ended September 30, (dollars in thousands, except per share data) 2015 2014 2015 2014 Revenues $,580,622 $,415,151 $1,553,873 $1,309,922 Net earnings attributable to common stockholders ,258,979.14292999997 ,136,245 ,744,425.14292999997 ,213,626 Core FFO ,307,268 ,244,896 ,835,532.12 ,706,726 AFFO ,355,634 ,266,144 ,980,262 ,668,299 Adjusted EBITDA ,566,615.14292999997 ,450,604 1,421,646.1429300001 1,215,303 Value creation from development stabilizations - Prologis share ,157,906 56,921 ,459,290 ,189,646 Common stock dividends paid ,209,935 ,166,697 ,587,776 ,500,025 Per common share - diluted: Net earnings attributable to common stockholders $0.49 $0.23 $1.41 $0.43 Core FFO 0.57999999999999996 0.48 1.59 1.39 Business line reporting: Real estate operations 0.54 0.43 1.47 1.23 Strategic capital 0.04 0.05 0.12 0.16 Core FFO 0.58000000000000007 0.48 1.5899999999999999 1.39 Realized development gains 0.24 0.16 0.39 0.22 Dividends per share 0.4 0.33 1.1200000000000001 0.99 q

Highlights Company Performance Prologis share. Includes value creation from the stabilization of development buildings and the sale of value-added conversion properties. Value creation in 2012, 2014 and 2015 includes $11.0 million, $36.8 million and $165.6 million, respectively, related to the sale of value-added conversions. Net promote includes actual promote earned from third party investors during the period, net of related cash expenses. (in millions) 6

Highlights Operating Performance 7

Highlights Guidance The difference between Core FFO and Net Earnings predominately relates to real estate depreciation, gains or losses on real estate transactions, acquisition expenses and early extinguishment of debt. See the Notes and Definitions for more information. Remaining activity to achieve midpoint of guidance range. Building acquisitions for Q4 2015 include the industrial portfolio of Morris Realty Associates LLC which was funded through the issuance of approximately $400 million of partnership units in our operating portfolio. (dollars in millions, except per share) 8 IGNORE THIS PART -- IT'S ONLY TO BUILD THE MOCK CHART ABOVE Q4 2013 Core FFO Annualized 1.7 0 SS NOI Growth 1.7 0.09 Development NOI 1.79 0.08 Contros / Dispos 1.78 0.09 Non Core 1.7 0 2014 Core FFO (Midpoint) 1.78 0 2015 Guidance Low High Net earnings (A) $1.51 $1.53 Core FFO (A) $2.19 $2.21 Operations Year-end occupancy 0.96 0.96499999999999997 Same store NOI - GAAP increase - Prologis share 0.05 5.5E-2 Same store NOI - GAAP increase 0.04 4.4999999999999998E-2 Other Assumptions Strategic capital income $200 $210 General & administrative expenses $235 $240 Realized development gains $300 $325 Annualized third quarter 2015 dividend $1.6 Low High Q4 2015 Guidance (B) Capital Deployment Development stabilizations (90% Prologis share) $1,800 $1,900 $400 Development starts (75% Prologis share) $2,500 $2,600 $1,000 Building acquisitions (60% Prologis share) (C) $6,900 $7,200 $700 Building and land dispositions (80% Prologis share) $2,600 $2,800 $1,300 Building contributions (60% Prologis share) $1,300 $1,400 $600 Exchange Rates We have hedged the majority of our estimated 2015 Euro, Sterling and Yen Core FFO, effectively insulating 2015 results from any FX movements. For purposes of capital deployment and other metrics, we assumed effective rates for EUR, GBP and JPY of 1.05 ($/€), 1.50 (£/$) and 125 (¥/$), respectively. Impact of USD strengthening 10% 2015 Core FFO USD - Sterling (0¢) Euro (0¢) Yen (0¢) Other (0¢) Total <(1¢) IGNORE THIS PART -- IT'S ONLY TO BUILD THE MOCK CHART ABOVE Q4 2013 Core FFO Annualized 1.7 0 SS NOI Growth 1.7 0.09 Development NOI 1.79 0.08 Contros / Dispos 1.78 0.09 Non Core 1.7 0 2014 Core FFO (Midpoint) 1.78 0 2015 Guidance Low High Net earnings (A) $1.51 $1.53 Core FFO (A) $2.19 $2.21 Operations Year-end occupancy 0.96 0.96499999999999997 Same store NOI - GAAP increase - Prologis share 0.05 5.5E-2 Same store NOI - GAAP increase 0.04 4.4999999999999998E-2 Other Assumptions Strategic capital income $200 $210 General & administrative expenses $235 $240 Realized development gains $300 $325 Annualized third quarter 2015 dividend $1.6 Low High Q4 2015 Guidance (B) Capital Deployment Development stabilizations (90% Prologis share) $1,800 $1,900 $400 Development starts (75% Prologis share) $2,500 $2,600 $1,000 Building acquisitions (60% Prologis share) (C) $6,900 $7,200 $700 Building and land dispositions (80% Prologis share) $2,600 $2,800 $1,300 Building contributions (60% Prologis share) $1,300 $1,400 $600 Exchange Rates We have hedged the majority of our estimated 2015 Euro, Sterling and Yen Core FFO, effectively insulating 2015 results from any FX movements. For purposes of capital deployment and other metrics, we assumed effective rates for EUR, GBP and JPY of 1.05 ($/€), 1.50 (£/$) and 125 (¥/$), respectively. Impact of USD strengthening 10% 2015 Core FFO USD - Sterling (0¢) Euro (0¢) Yen (0¢) Other (0¢) Total <(1¢)

Financial Information

Consolidated Balance Sheets

(in thousands)

Supplemental 3Q 2015

	September 30, 2015	June 30, 2015	December 31, 2014
Assets:			
Investments in real estate properties:			
Operating properties	$ 23,499,186	$ 23,685,534	$ 18,635,452
Development portfolio	1,575,389	1,547,395	1,473,980
Land	1,569,416	1,597,802	1,577,786
Other real estate investments	625,367	632,318	502,927
	27,269,358	27,463,049	22,190,145
Less accumulated depreciation	3,156,445	3,075,438	2,790,781
Net investments in real estate properties	24,112,913	24,387,611	19,399,364
Investments in and advances to unconsolidated entities	4,841,225	4,911,505	4,824,724
Assets held for sale	369,382	514,752	43,934
Note receivable backed by real estate	197,500	197,500	-
Net investments in real estate	29,521,020	30,011,368	24,268,022
Cash and cash equivalents	310,433	351,025	350,692
Other assets	1,587,901	1,240,004	1,199,509
Total assets	**$ 31,419,354**	**$ 31,602,397**	**$ 25,818,223**
Liabilities and Equity:			
Liabilities:			
Debt	$ 11,934,355	$ 12,121,305	$ 9,380,199
Accounts payable, accrued expenses and other liabilities	1,300,028	1,127,068	1,254,425
Total liabilities	13,234,383	13,248,373	10,634,624
Equity:			
Stockholders' equity:			
Preferred stock	78,235	78,235	78,235
Common stock	5,242	5,241	5,095
Additional paid-in capital	19,150,336	19,129,348	18,467,009
Accumulated other comprehensive loss	(776,570)	(631,265)	(600,337)
Distributions in excess of net earnings	(3,825,673)	(3,870,808)	(3,974,493)
Total stockholders' equity	14,631,570	14,710,751	13,975,509
Noncontrolling interests	3,371,425	3,461,450	1,159,901
Noncontrolling interests - limited partnership unitholders	181,976	181,823	48,189
Total equity	18,184,971	18,354,024	15,183,599
Total liabilities and equity	**$ 31,419,354**	**$ 31,602,397**	**$ 25,818,223**

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Copyright © 2015 Prologis

Financial Information Pro-rata Balance Sheet Information (in thousands) 10 Other real estate includes the development portfolio, land, other real estate investments, assets held for sale and note receivable backed by real estate. The remaining balance in Prologis Total Share includes the deferred portion of gains on the contributions of properties to our ventures, net of any additional costs included in our investment in the venture. Prologis Consolidated Less Non Controlling Interests Plus Prologis Share of UnconsolidatedCo-Investment Ventures Prologis Total Share Investors' Share of Total Owned and Managed Pro-rata Balance Sheet Information as of September 30, 2015 Unconsolidated Ventures Consolidated Ventures Assets: Investments in real estate properties: Operating properties $23,499,186 $-3,665,169 $7,298,981 $27,132,998 $15,358,167 $3,665,169 $46,156,334 Other real estate (A) 4,337,054 -,193,361 ,187,344.5230000004 4,331,037.522999996 ,515,197.9476999999 ,193,361 5,039,596 Accumulated depreciation -3,156,445 ,104,331 -,598,583 -3,650,697 -1,288,456 -,104,331 -5,043,484 Net investments in real estate properties 24,679,795 -3,754,199 6,887,742.522999996 27,813,338.52299999 14,584,908.947699999 3,754,199 46,152,446 Investments in and advances to unconsolidated investees Investments in unconsolidated co-investment ventures (B) 4,631,329 ,-46,555 -4,874,974 -,290,200 0 46,555 -,243,645 Investments in other unconsolidated ventures ,209,896 -8,299 0 ,201,597 0 8,299 ,209,896 Other assets 1,898,334 -,541,879 ,271,767.94770000037 1,628,222.9477000004 ,659,909.5230000056 ,541,879 2,830,011.9 Total assets $31,419,354 $-4,350,932 $2,284,536 $29,352,958 $15,244,818 $4,350,932 $48,948,708 Liabilities and Equity: Liabilities: Debt Debt $11,934,355 $-,711,605 $1,838,724 $13,061,474 $4,719,426 $,711,605 $18,492,505 Accounts payable, accrued expenses, and other liabilities Other liabilities 1,300,028 ,-85,926 ,445,812 1,659,914 ,897,150 85,926 2,642,990 Total liabilities 13,234,383 -,797,531 2,284,536 14,721,388 5,616,576 ,797,531 21,135,495 Equity: Stockholders' / partners' equity 14,631,570 0 0 14,631,570 9,628,242 3,553,401 27,813,213 Noncontrolling interests 3,553,401 -3,553,401 0 0 0 0 0 Total equity 18,184,971 -3,553,401 0 14,631,570 9,628,242 3,553,401 27,813,213 Total liabilities and equity $31,419,354 $-4,350,932 $2,284,536 $29,352,958 $15,244,818 $4,350,932 $48,948,708 Prologis Consolidated Less Non Controlling Interests Plus Prologis Share of UnconsolidatedCo-Investment Ventures Prologis Total Share Investors' Share of Total Owned and Managed Pro-rata Balance Sheet Information as of September 30, 2015 Unconsolidated Ventures Consolidated Ventures Assets: Investments in real estate properties: Operating properties $23,499,186 $-3,665,169 $7,298,981 $27,132,998 $15,358,167 $3,665,169 $46,156,334 Other real estate (A) 4,337,054 -,193,361 ,187,344.5230000004 4,331,037.522999996 ,515,197.9476999999 ,193,361 5,039,596 Accumulated depreciation -3,156,445 ,104,331 -,598,583 -3,650,697 -1,288,456 -,104,331 -5,043,484 Net investments in real estate properties 24,679,795 -3,754,199 6,887,742.522999996 27,813,338.52299999 14,584,908.947699999 3,754,199 46,152,446 Investments in and advances to unconsolidated investees Investments in unconsolidated co-investment ventures (B) 4,631,329 ,-46,555 -4,874,974 -,290,200 0 46,555 -,243,645 Investments in other unconsolidated ventures ,209,896 -8,299 0 ,201,597 0 8,299 ,209,896 Other assets 1,898,334 -,541,879 ,271,767.94770000037 1,628,222.9477000004 ,659,909.5230000056 ,541,879 2,830,011.9 Total assets $31,419,354 $-4,350,932 $2,284,536 $29,352,958 $15,244,818 $4,350,932 $48,948,708 Liabilities and Equity: Liabilities: Debt Debt $11,934,355 $-,711,605 $1,838,724 $13,061,474 $4,719,426 $,711,605 $18,492,505 Accounts payable, accrued expenses, and other liabilities Other liabilities 1,300,028 ,-85,926 ,445,812 1,659,914 ,897,150 85,926 2,642,990 Total liabilities 13,234,383 -,797,531 2,284,536 14,721,388 5,616,576 ,797,531 21,135,495 Equity: Stockholders' / partners' equity 14,631,570 0 0 14,631,570 9,628,242 3,553,401 27,813,213 Noncontrolling interests 3,553,401 -3,553,401 0 0 0 0 0 Total equity 18,184,971 -3,553,401 0 14,631,570 9,628,242 3,553,401 27,813,213 Total liabilities and equity $31,419,354 $-4,350,932 $2,284,536 $29,352,958 $15,244,818 $4,350,932 $48,948,708

Financial Information Consolidated Statements of Operations (in thousands, except per share amounts) 11 . Net Income Roll CQ PQ Q1 ,-46,616 ,-91,129 Q2 -151471 -23150 Q3 54906 -15052 Q4 258979.14292999997 #REF! ,115,798.14292999997 #REF! CY PY YTD 136245 #REF! 20446.857070000027 #REF! ##R I/Sroll #REF! Net income roll by quarter Three Months Ended Nine Months Ended September 30, September 30, 2015 2014 2015 2014 Revenues: Rental income $,532,755 $,355,822 $1,413,001 $1,125,335 Strategic capital income 44,176 54,070 ,133,247 ,175,714 Development management and other income 3,691 5,259 7,625 8,873 Total revenues ,580,622 ,415,151 1,553,873 1,309,922 Expenses: Rental expenses ,139,905 ,102,324 ,392,438 ,322,417 Strategic capital expenses 21,714 22,442 62,190 74,442 General and administrative expenses 59,375 58,203 ,172,690 ,181,781 Depreciation and amortization ,247,471 ,149,202 ,607,467 ,471,059 Other expenses 8,765 4,868 44,467 15,371 Total expenses ,477,230 ,337,039 1,279,252 1,065,070 Operating income ,103,392 78,112 ,274,621 ,244,852 Other income (expense): Earnings from unconsolidated entities, net 33,557 28,514 ,106,383 79,411 Interest expense ,-81,035 ,-69,086 -,218,698 -,234,793 Gains on dispositions of development properties and land, net ,135,043.14292999997 89,270 ,210,110.14292999997 ,126,321 Gains on dispositions of real estate, net (excluding development properties and land) ,133,748 61,787 ,445,178 ,211,374 Foreign currency and derivative gains (losses) and interest and other income (expense), net -3,191 21,342 18,759 22,454 Losses on early extinguishment of debt, net 0 ,-86,076 ,-16,525 -,163,361 Total other income ,218,122.14292999997 45,751 ,545,207.14292999997 41,406 Earnings before income taxes ,321,514.14292999997 ,123,863 ,819,828.14292999997 ,286,258 Current income tax expense ,-17,283 ,-10,394 ,-22,828 ,-59,292 Deferred income tax benefit 2,955 33,658 1,758 84,594 Earnings from continuing operations ,324,469.14292999997 ,157,521 ,821,586.14292999997 ,370,852 Discontinued operations: Net gains on dispositions, including taxes 0 0 0 0 Total discontinued operations ,310,141.14292999997 ,180,785 ,800,516.14292999997 ,396,154 Consolidated net earnings ,307,186.14292999997 ,147,127 ,798,758.14292999997 ,311,560 Net earnings attributable to noncontrolling interests ,-46,536 -9,212 ,-49,314 ,-85,664 Net earnings attributable to controlling interests ,260,650.14292999997 ,137,915 ,749,444.14292999997 ,225,896 Preferred stock dividends -1,671 -1,670 -5,019 -5,753 Loss on preferred stock repurchase 0 0 0 -6,517 Net earnings attributable to common stockholders $,258,979.14292999997 $,136,245 $,744,425.14292999997 $,213,626 Weighted average common shares outstanding - Diluted ,532,073 ,516,088 ,531,121 ,504,211 Net earnings per share attributable to common stockholders - Diluted $0.49 $0.23 $1.41 $0.43 Net Income Roll CQ PQ Q1 ,-46,616 ,-91,129 Q2 -151471 -23150 Q3 54906 -15052 Q4 258979.14292999997 #REF! ,115,798.14292999997 #REF! CY PY YTD 136245 #REF! 20446.857070000027 #REF! ##R I/Sroll #REF! Net income roll by quarter Three Months Ended Nine Months Ended September 30, September 30, 2015 2014 2015 2014 Revenues: Rental income $,532,755 $,355,822 $1,413,001 $1,125,335 Strategic capital income 44,176 54,070 ,133,247 ,175,714 Development management and other income 3,691 5,259 7,625 8,873 Total revenues ,580,622 ,415,151 1,553,873 1,309,922 Expenses: Rental expenses ,139,905 ,102,324 ,392,438 ,322,417 Strategic capital expenses 21,714 22,442 62,190 74,442 General and administrative expenses 59,375 58,203 ,172,690 ,181,781 Depreciation and amortization ,247,471 ,149,202 ,607,467 ,471,059 Other expenses 8,765 4,868 44,467 15,371 Total expenses ,477,230 ,337,039 1,279,252 1,065,070 Operating income ,103,392 78,112 ,274,621 ,244,852 Other income (expense): Earnings from unconsolidated entities, net 33,557 28,514 ,106,383 79,411 Interest expense ,-81,035 ,-69,086 -,218,698 -,234,793 Gains on dispositions of development properties and land, net ,135,043.14292999997 89,270 ,210,110.14292999997 ,126,321 Gains on dispositions of real estate, net (excluding development properties and land) ,133,748 61,787 ,445,178 ,211,374 Foreign currency and derivative gains (losses) and interest and other income (expense), net -3,191 21,342 18,759 22,454 Losses on early extinguishment of debt, net 0 ,-86,076 ,-16,525 -,163,361 Total other income ,218,122.14292999997 45,751 ,545,207.14292999997 41,406 Earnings before income taxes ,321,514.14292999997 ,123,863 ,819,828.14292999997 ,286,258 Current income tax expense ,-17,283 ,-10,394 ,-22,828 ,-59,292 Deferred income tax benefit 2,955 33,658 1,758 84,594 Earnings from continuing operations ,324,469.14292999997 ,157,521 ,821,586.14292999997 ,370,852 Discontinued operations: Net gains on dispositions, including taxes 0 0 0 0 Total discontinued operations ,310,141.14292999997 ,180,785 ,800,516.14292999997 ,396,154 Consolidated net earnings ,307,186.14292999997 ,147,127 ,798,758.14292999997 ,311,560 Net earnings attributable to noncontrolling interests ,-46,536 -9,212 ,-49,314 ,-85,664 Net earnings attributable to controlling interests ,260,650.14292999997 ,137,915 ,749,444.14292999997 ,225,896 Preferred stock dividends -1,671 -1,670 -5,019 -5,753 Loss on preferred stock repurchase 0 0 0 -6,517 Net earnings attributable to common stockholders $,258,979.14292999997 $,136,245 $,744,425.14292999997 $,213,626 Weighted average common shares outstanding - Diluted ,532,073 ,516,088 ,531,121 ,504,211 Net earnings per share attributable to common stockholders - Diluted $0.49 $0.23 $1.41 $0.43

Financial Information Reconciliations of Net Earnings to FFO (in thousands) 12 Includes income tax expense on dispositions of $9.4 million and $8.9 million for the three months ended September 30, 2015 and 2014, respectively, and $4.9 million and $14.8 million for the nine months ended September 30, 2015 and 2014, respectively. Three Months Ended Nine Months Ended September 30, September 30, 2015 2014 2015 2014 Reconciliation of net earnings to FFO Net earnings attributable to common stockholders $,258,979.14292999997 $,136,245 $,744,425.14292999997 $,213,626 Add (deduct) NAREIT defined adjustments: Real estate related depreciation and amortization ,239,896 ,143,370 ,587,384 ,453,707 Gains on dispositions of real estate, net (excluding development properties and land) -,133,748 ,-61,787 -,445,178 -,211,374 Reconciling items related to noncontrolling interests -1,080 -4,821 ,-33,373 48,923 Our share of reconciling items included in earnings from unconsolidated co-investment ventures 49,349 57,130 ,144,299 ,148,583 Our share of reconciling items included in earnings from other unconsolidated ventures 1,650 1,452 4,948 4,536 Subtotal-NAREIT defined FFO ,415,046.14292999997 ,271,589 1,002,505.1429300001 ,658,001 Add (deduct) our defined adjustments: Unrealized foreign currency and derivative losses (gains), net 12,362 ,-18,978 8,856 -,903 Deferred income tax benefit -2,955 ,-33,658 -1,758 ,-84,594 Current income tax expense related to acquired tax liabilities 3,497 0 3,497 30,521 Reconciling items related to noncontrolling interests -,375 0 -1,167 0 Our share of reconciling items included in earnings from unconsolidated co-investment ventures 2,116 4,147 ,-11,771 287 Our share of reconciling items included in earnings from other unconsolidated joint ventures #REF! #REF! #REF! #REF! FFO, as defined by Prologis ,429,691.14292999997 ,223,100 1,000,162.1429300001 ,603,312 Adjustments to arrive at Core FFO: Net gain on dispositions of development properties and land, net of taxes (A) -,125,640.14292999997 ,-80,402 -,205,180.14292999997 -,111,508 Acquisition expenses 2,115 413 29,549 2,616 Losses on early extinguishment of debt and repurchase of preferred stock, net 0 86,076 16,525 ,169,878 Reconciling items related to noncontrolling interests -,180 0 ,-12,407 0 Our share of reconciling related to unconsolidated co-investment ventures 1,282 15,709 6,883 42,428 Core FFO $,307,268 $,244,896 $,835,532.12 $,706,726 Adjustments to arrive at Adjusted FFO ("AFFO"), including our share of unconsolidated ventures less third party share of consolidated entities: Net gains on dispositions of development properties and land, net of taxes ,125,640 73,669 ,206,247 ,104,809 Straight-lined rents and amortization of lease intangibles ,-20,677 -5,538 ,-41,130 ,-20,597 Property improvements ,-22,136 ,-34,131 ,-55,475 ,-61,172 Tenant improvements ,-24,148 ,-22,750 ,-64,960 ,-63,529 Leasing commissions ,-20,591 ,-15,584 ,-52,324 ,-43,520 Amortization of management contracts 1,088 1,445 3,383 3,842 Amortization of debt discounts (premiums) and financing costs, net -4,216 2,359 ,-12,659 -1,169 Cash received (paid) on net investment hedges 0 7,722 ,121,524 -,133 Stock compensation expense 13,406 14,056 40,124 43,042 AFFO $,355,634 $,266,144 $,980,262.12 $,668,299 Common stock dividends $,209,935 $,166,697 $,587,776 $,500,025 Three Months Ended Nine Months Ended September 30, September 30, 2015 2014 2015 2014 Reconciliation of net earnings to FFO Net earnings attributable to common stockholders $,258,979.14292999997 $,136,245 $,744,425.14292999997 $,213,626 Add (deduct) NAREIT defined adjustments: Real estate related depreciation and amortization ,239,896 ,143,370 ,587,384 ,453,707 Gains on dispositions of real estate, net (excluding development properties and land) -,133,748 ,-61,787 -,445,178 -,211,374 Reconciling items related to noncontrolling interests -1,080 -4,821 ,-33,373 48,923 Our share of reconciling items included in earnings from unconsolidated co-investment ventures 49,349 57,130 ,144,299 ,148,583 Our share of reconciling items included in earnings from other unconsolidated ventures 1,650 1,452 4,948 4,536 Subtotal-NAREIT defined FFO ,415,046.14292999997 ,271,589 1,002,505.1429300001 ,658,001 Add (deduct) our defined adjustments: Unrealized foreign currency and derivative losses (gains), net 12,362 ,-18,978 8,856 -,903 Deferred income tax benefit -2,955 ,-33,658 -1,758 ,-84,594 Current income tax expense related to acquired tax liabilities 3,497 0 3,497 30,521 Reconciling items related to noncontrolling interests -,375 0 -1,167 0 Our share of reconciling items included in earnings from unconsolidated co-investment ventures 2,116 4,147 ,-11,771 287 Our share of reconciling items included in earnings from other unconsolidated joint ventures #REF! #REF! #REF! #REF! FFO, as defined by Prologis ,429,691.14292999997 ,223,100 1,000,162.1429300001 ,603,312 Adjustments to arrive at Core FFO: Net gain on dispositions of development properties and land, net of taxes (A) -,125,640.14292999997 ,-80,402 -,205,180.14292999997 -,111,508 Acquisition expenses 2,115 413 29,549 2,616 Losses on early extinguishment of debt and repurchase of preferred stock, net 0 86,076 16,525 ,169,878 Reconciling items related to noncontrolling interests -,180 0 ,-12,407 0 Our share of reconciling related to unconsolidated co-investment ventures 1,282 15,709 6,883 42,428 Core FFO $,307,268 $,244,896 $,835,532.12 $,706,726 Adjustments to arrive at Adjusted FFO ("AFFO"), including our share of unconsolidated ventures less third party share of consolidated entities: Net gains on dispositions of development properties and land, net of taxes ,125,640 73,669 ,206,247 ,104,809 Straight-lined rents and amortization of lease intangibles ,-20,677 -5,538 ,-41,130 ,-20,597 Property improvements ,-22,136 ,-34,131 ,-55,475 ,-61,172 Tenant improvements ,-24,148 ,-22,750 ,-64,960 ,-63,529 Leasing commissions ,-20,591 ,-15,584 ,-52,324 ,-43,520 Amortization of management contracts 1,088 1,445 3,383 3,842 Amortization of debt discounts (premiums) and financing costs, net -4,216 2,359 ,-12,659 -1,169 Cash received (paid) on net investment hedges 0 7,722 ,121,524 -,133 Stock compensation expense 13,406 14,056 40,124 43,042 AFFO $,355,634 $,266,144 $,980,262.12 $,668,299 Common stock dividends $,209,935 $,166,697 $,587,776 $,500,025

Financial Information Pro-rata Operating Information and Reconciliation to FFO (in thousands) 13%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V441020 441020 Unsecured int inc unconsol sub 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,FACCOUNT,X,_ All Accounts 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,V (None) 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,FDEPTID,X,_ All Departments 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,V03000 03000 ProLogis 0 -1,614,961.62 0 0 0 0 0 -1614961.62%,V03770 03770 Europe-REIT 0 ,-73,313.9999999995 -,232,221.80000000002 6,077,086.5800000001 ,207,742.55000000002 -1,786,477.6600000001 5,274,636.42 9467453.0800000001%,V03771 03771 Europe - TRS 0 0 ,158,496.42000000001 15,786,172 ,241,015.23 -,545,732.6 15,237,233.51 30877184.559999999%,V03772 03772 Europe Global Finance 0 0 4,016.59 ,-22,035,943.620000001 -,571,731.55000000005 2,330,972.35 ,-20,529,395.9 -40802081.32%,V03773 03773 Europe - Partnership 0 0 4,479.9000000000005 -4,138.42 ,-18,204.7 ,-12,076.710000000001 2,213.69 -27726.240000000002%,V03775 03775 Europe - Reclasses 0 0 0 ,300,420.90000000002 -,230,572.48 ,-69,848.42 0 0%,V03790 03790 PLD LP China-REIT 0 ,-18,810.91 ,-17,673.740000000002 ,-18,809.8 ,-18,243.39 ,-18,776.12 ,-18,301.16 -110615.12%,V03795 03795 PLD LP China Reclasses 0 0 0 55,294.450000000004 ,-55,294.450000000004 0 0 0%,V55007 55007 AMB Property Mexico Holding 0 ,-77,872.98 45,122.81 ,-20,260.39 ,-70,188.17 4,703.49 ,-35,833.85 -154329.09%,V55008 55008 AMB Property Mex SA de CV 0 ,-15,010.42 -,641.91 -7,307.1 236.41 3,223.44 -8,534.41 -28033.9%,FBUSINESS_UNIT,X,_ All Business Units 0 -1,799,968.94 ,-38,421.73000000001 ,132,514.68999999715 -,515,240.5500000001 ,-94,012.230000000141 ,-77,980.890000000159 -2393109.6500000046%,V (None) 0 ,-18,820.4 ,-13,194.79 ,-20,586.82 ,-73,946.7 ,-34,383.620000000003 ,-23,948.920000000002 -184880.89%,V03B238 03B238 Shareholder Loan 0 ,-92,883.400000000009 44,480.9 25,443.11 ,-69,951.759999999995 35,313.99 27,567.18 -30029.98%,V03B239 03B239 Bridge Loan 0 0 0 0 0 ,-45,555.13 ,-12,840.67 -58395.8%,V03UINT 03UINT USUB-Interest Income 0 -,522,157 0 0 0 0 0 -522157%,V03UIPS 03UIPS Uncons sub invest-pref shares 0 -1,092,804.6200000001 0 0 0 0 0 -1092804.6200000001%,VFFO FFO Funds from Operations 0 ,-73,303.88 ,-69,707.839999999997 ,127,658.40000000001 -,371,342.9 ,-49,387.47 ,-68,758.48 -504841.36%,FPRODUCT,X,_ All Products 0 -1,799,968.94 ,-38,421.729999999996 ,132,514.69 -,515,240.55000000005 ,-94,012.23000000001 ,-77,980.89 -2393109.65%,V (None) 0 -1,707,085.54 ,-82,902.63 ,160,082.9 -,445,288.79000000004 -,101,939.16 ,-33,612.629999999997 -2210746.66%,V54021 54021 AMB-Accion Los Altos Ind Prk 3 0 0 0 0 0 0 -,278.45999999999998 -278.45999999999998%,V54037 54037 AMB Ocotillo S de RL de CV 0 -4,281.93 -4,005.6800000000003 -4,282 138.19 9,273.3000000000011 -4,143.8100000000004 -7301.93%,V54043 54043 AMB-Accion GDL 2 0 -1,463.75 -1,369.31 -1,464.1 47.47 -2,927.75 -2,880.4 -10057.39%,V56007 56007 AMB-Accion San Martin Obispo 1 0 -2,715.18 -,682.15 -1,755.29 2,416.9500000000003 -3,841.4 -1,698.66 -8275.73%,V56009 56009 AMB-Accion Cntro Logis Prque 1 0 ,-44,989.64 38,135.550000000003 -3,421.2 ,-72,408.7 31,072.83 -3,310.6800000000003 -54921.66%,V56011 56011 AMB-Accion San Martn Obspo II 0 ,-18,991.920000000002 8,999.9 -9,495.9600000000009 -4,949.58 ,-11,769.15 ,-25,416.68 -61623.39%,V56013 56013 AMB-Accion GDL 1 0 -1,885.98 -,954.5000000000007 -,942.99 4,163.99 -3,496.48 -,912.57 -4028.08%,V56015 56015 AMB-Accion Los Altos Ind Prk 1 0 -4,803.4400000000005 154.92000000000002 -2,401.7200000000003 1,437.7 -4,321.43 -2,324.25 -12258.220000000001%,V56019 56019 AMB-Accion Apodaca Ind Park 2 0 -1,734.6200000000001 -55.7 -,867.31000000000006 1,090.5899999999999 -1,846.25 -,839.33 -4252.62%,V56021 56021 AMB-Accion Corrgidra Dst Cntr 0 -,575.58000000000004 18.52 -,287.79000000000002 287.87 -,575.66 0 -1132.6400000000001%,V56023 56023 AMB-Accion Arbolada Dist Cntr 0 -2,176.62 -,494.18 -1,088.31 -2,226.9900000000002 -,518.97 -1,053.22 -7558.29%,V56110 56110 Inmob Plza Opcion d los Insrgt 0 -9,264.74 4,733.8 -1,561 50.75 -3,122.11 -1,510.56 -10674.58%,FAFFILIATE,X,_ All Affiliates 0 -1,799,968.94 ,-38,421.729999999989 ,132,514.69 -,515,240.55000000005 ,-94,012.23 ,-77,980.89 -2393109.6500000013%,V0303712 0303712 European Partnership II 0 0 0 0 0 ,-33,775.57 53,447.1 19671.439999999999 No %,V0303714 0303714 AMB Europe Logistics Fund 0 -9.1300000000000008 4,478.95 -4,060.96 -,408.86 0 0 0 no %,V0303872 0303872 AMB China Logistics Venture I 0 ,-18,810.920000000002 ,-17,673.73 36,484.65 ,-73,537.84 ,-18,776.12 ,-18,301.16 -110615.12%,V0315000 0315000 PLD NA2 Fund 0 -1,614,961.62 0 0 0 0 0 -1614961.62%,V0356000 0356000 AMB SGP Mexico 0 ,-83,618.66 33,284.340000000004 ,-19,542.920000000002 ,-70,002.509999999995 7,977.79 ,-42,857.700000000004 -174759.66%,V0356100 0356100 G. Accion-Unconsol 0 -9,264.74 11,196.56 -8,024.4800000000005 50.75 -50.86 -1,510.56 -7603.33%,V03CNN00701 03CNN00701 PLD Dalian Log Ctr Ph I 0 0.01 -0.01 0 0 0 0 0%,V03UK217 03UK217 Joint Venture M&S Lima 0 ,-73,303.88 ,-69,707.839999999997 ,127,658.40000000001 -,371,342.9 ,-49,387.47 ,-68,758.48 -504841.36%,FPROJECT_ID,X,_ All Project IDs 0 -1,799,968.94 ,-38,421.729999999996 ,132,514.69 -,515,240.55000000005 ,-94,012.23000000001 ,-77,980.89 -2393109.65%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V431210 431210 EIE def gain acc amrt unc sub 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FACCOUNT,X,_ All Accounts 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V (None) 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FDEPTID,X,_ All Departments 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V03000 03000 ProLogis 0 -,487,891.27 -,312,412.60000000003 -,312,412.62 -,312,412.63 -,312,412.62 -,312,412.60000000003 -2049954.34%,V03017 03017 ProLogis Development Services 0 -4,365.41 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -11656.01%,V03770 03770 Europe-REIT 0 0 0 0 0 0 -1,697,580.29 -1697580.29%,V03775 03775 Europe - Reclasses 0 -,281,539.56 -,286,761.78000000003 -,287,752.99 -,287,054.76 -,282,173.8 1,425,282.8900000001 0%,V23639 23639 PAC Austin Office LLC 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,FBUSINESS_UNIT,X,_ All Business Units 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.72999999986 -3768098.31%,V (None) 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FPRODUCT,X,_ All Products 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V (None) 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FAFFILIATE,X,_ All Affiliates 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V0303035 0303035 ProLogis California I LLC 0 ,-53,892.92 0 0 0 0 0 -53892.92 -1783138.17%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 ,-12,522.82 ,-12,522.82 ,-12,522.82 ,-12,522.82 ,-12,522.82 ,-12,522.82 -75136.92%,V0303712 0303712 European Partnership II 0 -,281,539.56 -,286,761.78000000003 -,287,752.99 -,287,054.76 -,282,173.8 -,272,297.40000000002 -1697580.29%,V0314000 0314000 NAIF 0 -,273,528.28999999998 -,273,528.28000000003 -,273,528.28000000003 -,273,528.3 -,273,528.28999999998 -,273,528.28000000003 -1641169.72%,V0315000 0315000 PLD NA2 Fund 0 -,124,493.3 0 0 0 0 0 -124493.03%,V0316081 0316081 ProLogis MX Fund Sub LP 0 ,-27,819.62 ,-27,819.62 ,-27,819.64 ,-27,819.63 ,-27,819.63 ,-27,819.62 -166917.76000000001%,V0323585 0323585 Seton Venture 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,FPROJECT_ID,X,_ All Project IDs 0 -,775,280.85 -,602,117.12000000011 -,603,108.34000000008 -,602,410.12 -,597,529.14999999991 -,587,652.73 -3768098.3099999996 Pro-rata Operating Information for Three Months Ended September 30, 2015 Prologis Consolidated Less Non Controlling Interests Our Consolidated Share Plus Prologis Share of Unconsolidated Co-Investment Ventures Prologis Total Share Investors' Share of Total Owned and Managed Unconsolidated Ventures Consolidated Ventures Revenues: Rental income $,532,755 $,-76,564 $,149,509 $,605,700 $,309,052 $76,564 $,991,316 Strategic capital income 44,176 0 776 44,952 779 0 45,731 Development management and other income 3,691 -7 0 3,684 0 7 3,691 Total revenues ,580,622 ,-76,571 ,150,285 ,654,336 ,309,831 76,571 1,040,738 0 0 Expenses: Rental expenses ,139,905 ,-19,894 31,932 ,151,943 68,621 19,894 ,240,458 Strategic capital expenses 21,714 0 0 21,714 0 0 21,714 General and administrative expenses 59,375 -5,733 11,250 64,892 22,155 5,733 92,780 Depreciation and amortization ,247,471 ,-40,916 50,205 ,256,760 ,102,693 40,916 ,400,369 Other expenses 8,765 -5 3,276 12,036 2,376 5 14,417 Total expenses ,477,230 ,-66,548 96,663 ,507,345 ,195,845 66,548 ,769,738 0 0 Operating income ,103,392 ,-10,023 53,622 ,146,991 ,113,986 10,023 ,271,000 Earnings from unconsolidated co-investment ventures, net 32,617 -1,081 ,-31,536 0 0 1,081 1,081 Earnings from other unconsolidated joint ventures, net 940 0 0 940 0 0 940 Interest expense ,-81,035 4,576 ,-16,669 ,-93,128 ,-39,488 -4,576 -,137,192 Gains on dispositions of development properties and land, net ,135,043.14292999997 -,142 122 ,135,023.14292999997 1,011 142 ,136,176.14292999997 Gains on dispositions of real estate, net (excluding development properties and land) ,133,748 ,-39,836 856 94,768 3,326 39,836 ,137,930 Foreign currency and derivative gains (losses) and interest and other income (expense), net -3,191 412 -1,878 -4,657 -9,813 -,412 ,-14,882 Losses on early extinguishment of debt, net 0 0 -79 -79 -,221 0 -,300 Current income tax expense ,-17,283 -,405 -4,438 ,-22,126 -6,175 405 ,-27,896 Deferred income tax benefit 2,955 -37 0 2,918 0 37 2,955 Consolidated net earnings ,307,186.14292999997 ,-46,536 0 ,260,650.14292999997 62,626 46,536 ,369,812.14292999997 0 Net earnings attributable to noncontrolling interests ,-46,536 46,536 0 0 0 0 0 Preferred stock dividends -1,671 0 0 -1,671 0 0 -1,671 Loss on preferred stock redemption 0 0 0 0 0 0 0 Net earnings attributable to common stockholders ,258,979.14292999997 0 0 ,258,979.14292999997 62,626 46,536 ,368,141.14292999997 0 Add (deduct) adjustments to arrive at FFO, as defined by Prologis: Real estate related depreciation and amortization ,239,896 ,-40,916 50,205 ,249,185 ,102,693 40,916 ,392,794 Gains on dispositions of real estate, net (excluding development properties and land) -,133,748 39,836 -,856 ,-94,768 -3,327 ,-39,836 -,137,931 Unrealized foreign currency and derivative losses (gains), net 12,362 -,412 2,116 14,066 10,190 412 24,668 Current and deferred income tax expense (benefit) 542 37 0 579 0 -37 542 Reconciling items related to noncontrolling interests -1,455 1,455 0 0 0 0 0 Our share of reconciling items included in earnings from unconsolidated co-investment ventures 51,465 0 ,-51,465 0 0 0 0 Our share of reconciling items included in earnings from other unconsolidated ventures 1,650 0 0 1,650 0 0 1,650 FFO, as defined by Prologis ,429,691.14292999997 0 0 ,429,691.14292999997 ,172,182 47,991 ,649,864.14292999997 0 Adjustments to arrive at Core FFO: Dispositions of development properties and land, net of taxes -,125,640.14292999997 91 -,122 -,125,671.14292999997 -1,011 -91 -,125,762.14292999997 Acquisition expenses 2,115 -,271 1,325 3,169 2,686 271 2,429 Losses on early extinguishment of debt and repurchase of preferred stock, net 0 0 79 79 221 0 300 Reconciling items related to noncontrolling interests -,180 180 0 0 0 0 0 Our share of reconciling related to unconsolidated co-investment ventures 1,282 0 -1,282 0 0 0 0 Core FFO $,307,268 $0 $0 $,307,268 $,174,078 $48,171 $,526,831%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V420151 420151 Const mgmt fee amort related 0 ,-48,138.340000000004 2,010.13 1,703.49 17,424.86 92,073.81 1,492.41 66566.36%,V420201 420201 LeaseComm mgt fee amort relatd 0 ,143,693.97 48,262.74 41,909.68 42,617.79 45,537.450000000004 44,988.950000000004 367010.58%,V420301 420301 Development fee amort related 0 1,070.5999999999999 -3,347.19 -5,008.24 1,388.82 -,303.36 1,618.8700000000001 -4580.5%,V420315 420315 Acquisition fee amort related 0 1,936.73 1,936.73 2,487.98 1,385.48 1,936.73 1,936.73 11620.380000000001%,FACCOUNT,X,_ All Accounts 0 98,562.96 48,862.409999999996 41,092.910000000003 62,816.950000000004 ,139,244.63000000003 50,036.960000000014 440616.82%,V (None) 0 41,481.120000000003 ,-35,081.760000000002 -2,782.93 -,191.55 -4,312.28 3,067.31 2179.91%,V03070 03070 East - Marketing Corp 0 -5,048.74 13,257.33 13,260.50000000001 32,099.99 37,832.870000000003 12,708.51 104110.01000000001%,V03071 03071 Northwest - Mktg Corporate 0 19,100.490000000002 7,907.54 8,026.93 8,430.2900000000009 36,233.31 8,186.2300000000005 87884.790000000008%,V03072 03072 Southwest - Mktg Corporate 0 16,705.82 41,932.6 7,484.4000000000005 7,484.4000000000005 23,847.72 9,308.43 106762.83%,V03073 03073 Central - Mktg Corporate 0 14,980.58 6,497.92 7,007.26 6,888.8600000000006 37,538.50000000003 8,661.52 81574.19%,V03075 03075 Latin America - Mktg Corporate 0 9,290.67 12,412.59 6,160.47 6,168.2300000000005 6,168.2300000000005 6,168.2300000000005 46368.42%,V03310 03310 Fund Accounting 0 1,936.73 1,936.73 1,936.73 1,936.73 1,936.73 1,936.73 11620.380000000001%,V03354 03354 Indianapolis - Property Manage 0 72.09 0 0 0 0 0 72.09%,V03376 03376 Atlanta - Property Management 0 44.2 0 0 0 0 0 44.2%,FDEPTID,X,_ All Departments 0 98,562.959999999992 48,862.409999999996 41,092.910000000011 62,816.950000000012 ,139,244.63 50,036.960000000006 440616.82000000007%,V03013 03013 ProLogis Management LLC 0 ,106,137.75 80,400.800000000003 40,812.270000000004 59,944.44 ,141,018.9 42,210.83 470524.99%,V03018 03018 ProLogis Logistic Services Inc 0 731.80000000000007 0 0 0 0 0 731.80000000000007%,V03791 03791 PLD LP China TRS 0 0 ,-35,081.760000000002 -3,168.37 193.89000000000001 -4,312.28 3,233.12 -39135.4%,V23115 23115 ProLogis Canada Mgmt Corp 0 42,072.92 600.81000000000006 437.72 769.83 0 1,129.6200000000001 45010.9%,V51000 51000 Prologis, LP 0 0 0 551.25 -,551.25 0 0 0%,V52000 52000 HEADLANDS REALTY CORPORATION 0 ,-50,038.37 7,377.37 2,460.4 2,460.4 2,538.100000000002 3,463.39 -31739.52%,V5250C 5250C AMB Inst All Fd 2 (Corp Elim) 0 -,341.14 -4,434.8100000000004 0 0 0 0 -4775.95%,FBUSINESS_UNIT,X,_ All Business Units 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.960000000006 440616.81999999995%,V (None) 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,FPRODUCT,X,_ All Products 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,V (None) 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,V03040 03040 PLD Nrth Amer Props Fund I LLC 0 0 0 0 0 0 0 0%,FAFFILIATE,X,_ All Affiliates 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,V (None) 0 0 0 0 165.81 -,165.81 0 0%,V0303035 0303035 ProLogis California I LLC 0 38,181.53 33,894.94 0 0 0 0 72076.47%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 11,205.4 11,205.4 11,205.4 14,323.12 9,175.5300000000007 9,175.5300000000007 66289.3 Signs are reversed. Drilled off of a reversed sign amount. %,V0303300 0303300 KPJV, LLP (AFLCIO) 0 211.08 211.08 211.08 15,932.45 0 0 16565.689999999999%,V0303872 0303872 AMB China Logistics Venture I 0 0 ,-35,081.760000000002 -3,168.37 193.89000000000001 -4,312.28 3,233.12 -39135.4%,V0313500 0313500 Elkhorn 0 731.80000000000007 0 0 0 0 0 731.80000000000007%,V0314000 0314000 NAIF 0 17,487.79 16,231.25 16,909.170000000002 17,194.13 ,107,847.40000000001 18,722.73 194392.47%,V0314001 0314001 NAIF A 0 42,072.92 600.81000000000006 437.72 604.02 165.81 1,129.6200000000001 45010.9%,V0315000 0315000 PLD NA2 Fund 0 32,225.780000000002 0 0 0 0 0 32225.780000000002%,V0316081 0316081 ProLogis MX Fund Sub LP 0 279.09000000000003 12,412.59 6,160.47 6,168.2300000000005 6,168.2300000000005 6,168.2300000000005 37356.840000000004%,V0317000 0317000 ProLogis NA3 Fund 0 6,547.4400000000005 6,445.9000000000005 6,326.51 6,326.51 17,827.740000000002 8,144.34 51618.44%,V0357000 0357000 US Logistics Fund 0 ,-50,379.51 2,942.56 3,011.29 1,908.79 2,538.100000000002 3,463.39 -36515.47%,FPROJECT_ID,X,_ All Project IDs 0 98,562.959999999992 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.960000000006 440616.82000000007%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description #REF! #REF! #REF! #REF! #REF! #REF! #REF! Amount %,V430000 430000 Equity in earnings of related 0 0 0 0 0 0 0.02 0.02%,V430100 430100 I/C equity in earngs subsidry 0 -0.01 0.01 0 -0.01 0.02 0 0.01%,V431100 431100 EIE FFO unconsolidated sub 0 ,-16,012,405.98 ,-18,474,156.120000001 ,-11,397,016.74 ,-14,006,063.41 ,-15,306,898.33 -6,904,161.3799999999 -82100701.959999993%,V431200 431200 EIE depreciation uncons sub 0 9,706,613.5199999996 17,428,119.309999999 7,882,695.6799999997 8,238,736.8899999997 14,668,171.539999999 13,573,335.29999999 71497671.969999999%,V431210 431210 EIE def gain acc amrt unc sub 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V431220 431220 EIE def inc tax exp uncons sub 0 -,785,151.8 0 96,947.64 45,931.14 43,020.7 -1,446,674.23 -2045927.18%,V431230 431230 EIE foreign exchange unc sub 0 -,621,603.25 ,-98,012.24 -,129,668.45 -,362,042.75 ,542,410.28 -,503,465.32 -1172381.73%,V431240 431240 EIE dispositions non ffo 0 0 0 ,832,214.65 1,993.22 0 1,187.19 835395.06%,V431250 431250 EIE unrealized derivatives 0 0 0 0 0 0 596.97 596.97%,V431290 431290 EIE other uncons sub 0 ,404,337.71 0 0 0 0 0 404337.71%,V441020 441020 Unsecured int inc unconsol sub 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,FACCOUNT,X,_ All Accounts 0 -9,883,459.6000000015 -1,784,587.8900000008 -3,185,420.8700000006 -7,199,095.5900000008 -,744,837.80000000121 4,055,184.6599999992 -18742217.089999989%,V (None) 0 -9,930,966.9399999995 -2,047,311.2 -3,215,837.51 -7,199,095.5899999999 -,733,549.42 4,021,860.1 -19104900.559999999%,V03700 03700 Corp Level G A - Latin America 0 0 ,149,428.72 0 0 0 0 149428.72%,V31050 31050 Brazil - Development 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 33,324.559999999998 213254.75%,FDEPTID,X,_ All Departments 0 -9,883,459.5999999996 -1,784,587.89 -3,185,420.8699999996 -7,199,095.5899999999 -,744,837.8 4,055,184.66 -18742217.09%,V03000 03000 ProLogis 0 -3,022,388.95 -1,186,893.1 ,479,641.5 -,338,580.2 -1,855,938.74 4,816,474.8600000003 -1107684.99%,V03017 03017 ProLogis Development Services 0 -4,365.41 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -11656.01%,V03018 03018 ProLogis Logistic Services Inc 0 ,247,690.33000000002 10,728.19 15,829.75 11,225.23 10,579.75 15,639.75 311693%,V03201 03201 PLD Fraser LP 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3%,V03710 03710 PLD LP Singapore_REIT 0 28.560000000000002 ,-69,002.39 ,218,563.92 -1,884,491.27 -2,258.41 ,122,955.77 -1614203.82%,V03715 03715 PLD LP Singapore Reclasses 0 0 0 -1,627,353 1,627,353 0 -7,590 -7590%,V03751 03751 Japan-TRS 0 -,145,828.51999999999 ,-96,391.71 -,139,797.66 -,127,544.4000000001 -,113,685.68000000001 -,147,521.76 -770769.37%,V03755 03755 Japan-Reclasses 0 -,923,549 -,537,696 1,461,245 0 0 -,475,000 -475000%,V03770 03770 Europe-REIT 0 -5,695,309.6500000004 2,014,734.2 3,187,085.21 -5,492,856.4199999999 -1,802,679.15 6,318,393.1900000004 -1470632.8%,V03771 03771 Europe - TRS 0 0 ,158,496.42000000001 15,786,172 ,241,015.23 -,700,161.3 15,237,233.51 30722755.859999999%,V03772 03772 Europe Global Finance 0 0 -1,855,368.94 ,-22,106,156.719999999 -1,380,629.99 1,615,196 ,-22,073,583.309999999 -45800542.960000001%,V03773 03773 Europe - Partnership 0 0 4,479.9000000000005 -4,138.42 ,-18,204.7 ,-12,076.710000000001 2,213.69 -27726.240000000002%,V03775 03775 Europe - Reclasses 0 0 0 0 69,848.42 ,-69,848.42 0 0%,V03790 03790 PLD LP China-REIT 0 ,-18,810.91 ,-17,673.740000000002 ,-18,809.8 ,-18,243.39 ,-18,776.12 ,-18,301.16 -110615.12%,V03795 03795 PLD LP China Reclasses 0 0 0 55,294.450000000004 ,-55,294.450000000004 0 0 0%,V03E00 03E00 ProLogis Eliminations 0 ,847,320.26 ,556,567.92000000004 ,569,105.3 ,695,885.19000000006 ,657,382.79 ,660,120.79 3986381.98%,V23001 23001 ProLogis Canada LLC 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V23510 23510 Palmtree Acquisition Corp 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V23639 23639 PAC Austin Office LLC 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,V51000 51000 Prologis, LP 0 -,259,459.67 ,-27,301.21 -1,497,898.1400000001 ,995,095.69000000006 1,110,289.8600000001 -1,062,635.3500000001 -741908.82000000007%,V51001 51001 Prologis 2, LP 0 87,329.3 57,923 ,117,450.33 ,-20,605.63 ,747,422.93 ,147,554.11000000002 1137073.77%,V51039 51039 AMB ELK GROVE, LLC 0 ,123,062.4000000001 ,123,062.4000000001 ,347,629.43 -,721,930.91 ,584,577.4 -,495,402.87 -39002.870000000003%,V52000 52000 HEADLANDS REALTY CORPORATION 0 -,717,797.9 -,679,901.58 -,636,752.66 -,730,044.85 -,794,284.16 -,126,000 -3684780.34%,V5250C 5250C AMB Inst All Fd 2 (Corp Elim) 0 56,957.99 22,499.10000000002 59,782.51 ,-20,642.43 -3,525.98 -,511,969.98000000004 -396898.88%,V5252E 5252E MET 4/12 & MET PHSE (Elim) 0 -,223.48000000000002 ,284,740.75 ,292,728.15000000002 ,173,315.67 ,141,115.49 ,174,501.6 1066178.18%,V5253E 5253E AMB AFCO (Elimination) 0 -,176,390.37 -,149,375.30000000002 -,630,708.47999999998 ,-57,495.93 ,200,901.76000000001 ,456,582.23 -356486.09%,V5256C 5256C Portview Cmm Cntr (Corp Elim) 0 59,411.49 58,092.590000000004 ,116,868.33 17,978.43 -,188,285.32 ,395,796.74 459862.26%,V5260C 5260C AMB AMS (Corp Elim) 0 ,-22,514.720000000001 ,-19,752.28 ,-16,303 -,166,345.92000000001 11,945.64 ,531,820.23 318849.95%,V55007 55007 AMB Property Mexico Holding 0 ,-91,041.77 25,241.61 -,160,535.95000000001 16,832.43 -6,393 ,-23,421.10000000002 -239317.69%,V55008 55008 AMB Property Mex SA de CV 0 ,-15,010.42 -,641.91 -,141,431.85 ,-51,438.29 3,223.44 -,150,048.31 -355347.34%,V5500S 5500S PLD MX Uncolsolid Adjustments 0 0 0 ,748,148.99 0 0 ,748,141.6 1496290.59%,V55017 55017 Galeria de Galerias San Angel 0 0 0 0 0 0 ,-31,911.5 -31911.5%,V55030 55030 G Accion Vivienda XVIII 0 1,655.25 3,123.9300000000003 15.280000000000001 0 0 -7,084.14 -2289.6799999999998%,V55501 55501 Prologis Brazil QH, LLC 0 -,149,428.72 -1,127,320.48 -,800,757.54 0 0 2,077,506.74 0%,V55505 55505 Pld Brazil Finco Part Ltda 0 ,-68,725.100000000006 -,637,398.84 -,452,430.6 30,041.52 -,251,446.52000000002 -,356,887.87 -1736846.87%,V55702 55702 PLD Brazil MC Own Part Ltda 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 90203.36%,V5670E 5670E AMB BRAZIL LOG (Elim) 0 0 1,276,749.2 ,800,757.54 0 0 -2,077,506.74 0%,FBUSINESS_UNIT,X,_ All Business Units 0 -9,883,459.6000000015 -1,784,587.89 -3,185,420.8700000006 -7,199,095.5899999989 -,744,837.79999999888 4,055,184.6600000039 -18742217.090000004%,V (None) 0 -2,595,854.62 4,903,290.34 ,873,543.61 4,786,989.8899999997 6,723,719.6600000001 9,873,365.5099999998 24565054.390000001%,V03B238 03B238 Shareholder Loan 0 ,-92,883.400000000009 44,480.9 25,443.11 ,-69,951.759999999995 35,313.99 27,567.18 -30029.98%,V03B239 03B239 Bridge Loan 0 0 0 0 0 ,-45,555.13 ,-12,840.67 -58395.8%,V03UAMT 03UAMT USUB-Def Gain-Accum Amort 0 0 137.01 0 0 0 0 137.01%,V03UINT 03UINT USUB-Interest Income 0 -,522,157 0 0 0 0 0 -522157%,V03UIPS 03UIPS Uncons sub invest-pref shares 0 -1,092,804.6200000001 0 0 0 0 0 -1092804.6200000001%,VDEPRE DEPRE Depreciation & Amortization 0 0 0 0 -,145.67000000000002 145.67000000000002 0 0%,VFFO FFO Funds from Operations 0 -5,579,759.96 -6,732,496.1399999997 -4,084,407.59 ,-11,915,988.50000001 -7,458,461.9900000002 -5,832,907.3600000003 -41604021.090000004%,FPRODUCT,X,_ All Products 0 -9,883,459.6000000015 -1,784,587.8899999997 -3,185,420.87 -7,199,095.5900000008 -,744,837.79999999981 4,055,184.6599999992 -18742217.090000004%,V (None) 0 -9,759,649.7300000004 -1,191,669.96 -2,735,840.5 -7,159,185.3399999999 -,490,029.85000000003 2,468,660.88 -18867714.050000001%,V03001 03001 ProLogis Limited Partnership I 0 ,116,310.83 ,126,386.16 ,172,695.73 ,121,284.16 0 0 536676.88%,V15105 15105 ProLogisNA2 IndustrialFndSubLP 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V52501 52501 PLD INSTITT'L ALIANCE FUND II 0 0 0 0 -0.01 0.01 0 0%,V52521 52521 Met Phase I 95, Ltd. 0 -,116,310.83 -,126,386.16 -,172,695.73 -,121,284.16 0 0 -536676.88%,V52600 52600 Prologis AMS, L.P. 0 -0.01 0.01 0 0 0.01 0 0.01%,V54021 54021 AMB-Accion Los Altos Ind Prk 3 0 0 0 0 0 0 -,278.45999999999998 -278.45999999999998%,V54037 54037 AMB Ocotillo S de RL de CV 0 -4,281.93 -4,005.6800000000003 -4,282 138.19 9,273.3000000000011 -4,143.8100000000004 -7301.93%,V54043 54043 AMB-Accion GDL 2 0 -1,463.75 -1,369.31 -1,464.1 47.47 -2,927.75 -2,880.4 -10057.39%,V55505 55505 Pld Brazil Finco Part Ltda 0 -,149,428.72 ,149,428.72 0 0 0 2,077,506.74 2077506.74%,V55703 55703 PLD CCP Logistica Ltda 0 0 0 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 -70598.570000000007%,V56007 56007 AMB-Accion San Martin Obispo 1 0 -2,715.18 -,682.15 -1,755.29 2,416.9500000000003 -3,841.4 -1,698.66 -8275.73%,V56009 56009 AMB-Accion Cntro Logis Prque 1 0 ,-44,989.64 38,135.550000000003 -3,421.2 ,-72,408.7 31,072.83 -3,310.6800000000003 -54921.66%,V56011 56011 AMB-Accion San Martn Obspo II 0 ,-18,991.920000000002 8,999.9 -9,495.9600000000009 -4,949.58 ,-11,769.15 ,-25,416.68 -61623.39%,V56013 56013 AMB-Accion GDL 1 0 -1,885.98 -,954.5000000000007 -,942.99 4,163.99 -3,496.48 -,912.57 -4028.08%,V56015 56015 AMB-Accion Los Altos Ind Prk 1 0 -4,803.4400000000005 154.92000000000002 -2,401.7200000000003 1,437.7 -4,321.43 -2,324.25 -12258.220000000001%,V56019 56019 AMB-Accion Apodaca Ind Park 2 0 -1,734.6200000000001 -55.7 -,867.31000000000006 1,090.5899999999999 -1,846.25 -,839.33 -4252.62%,V56021 56021 AMB-Accion Corrgidra Dst Cntr 0 -,575.58000000000004 18.52 -,287.79000000000002 287.87 -,575.66 0 -1132.6400000000001%,V56023 56023 AMB-Accion Arbolada Dist Cntr 0 -2,176.62 -,494.18 -1,088.31 -2,226.9900000000002 -,518.97 -1,053.22 -7558.29%,V56110 56110 Inmob Plza Opcion d los Insrgt 0 -9,264.74 4,733.8 -1,561 50.75 -3,122.11 -1,510.56 -10674.58%,V56700 56700 PLD Brazil Log Prtns Fund I LP 0 ,149,428.72 -,149,428.72 0 0 0 0 0%,V56703 56703 AMB CCP Rio Guandu Empre Imobi 0 -,212.9 -4,033.14 -6,886.21 -1,807.92 -4,440.99 -5,350.54 -22730.89%,V56705 56705 PLD CCP Cajamar Emp Imob Ltda 0 ,-69,606.28 -,571,842.27 -,377,072.67 17,851.689999999999 -,209,341.19 -,307,939.95 -1517950.67%,V56707 56707 PLD CCP SJap Emp Imob Ltda 0 -36.06 -,320.58 -,197.31 -4,869.600000000004 -7,224.96 -5,189.4 -17837.010000000002%,V56709 56709 PLD CCP Tonolli Emp Imob Ltda 0 2,940.86 ,-12,398.69 ,-24,238.100000000002 -,619.44000000000005 -5,579.2300000000005 -3,777.9300000000003 -43672.53%,V56711 56711 PLD CCP 2 Emp Imob Ltda 0 -,525.82000000000005 -1,748.71 -1,376 -,174.43 -1,166.72 -1,180.8500000000001 -6172.53%,V56713 56713 AMB CCP Jordanesia Emp Ltda. 0 ,-11,847.130000000001 7,808.1500000000005 -2,204.11 15,123 16,809.97 6,561.21 32251.09%,V56715 56715 PLD CCP 4 Tucano 1 Emp Imo Ltd 0 19,368.100000000002 -,210.91 -1,318.77 -4,436.55 -3,548.81 -2,562.14 7290.92%,V56717 56717 PLD CCP 5 Emp Imob Ltda 0 0 0 0 8,528.74 -1,461.93 -1,636.74 5430.07%,V56720 56720 AMB CCP 3 Emp Imo Ltda 0 -8,806.68 ,-54,652.69 ,-39,136.89 696.46 ,-34,308.559999999998 ,-34,373.300000000003 -170581.66%,V56723 56723 PLD CCP 6 Emp Imob Ltda 0 0 0 0 -,250.97 -1,184.1000000000001 -1,438.59 -2873.66%,FAFFILIATE,X,_ All Affiliates 0 -9,883,459.5999999996 -1,784,587.89 -3,185,420.87 -7,199,095.589999998 -,744,837.79999999993 4,055,184.6599999997 -18742217.089999996%,V (None) 0 ,149,428.72 -,149,428.72 0 0 0 0.02 0.02%,V0303035 0303035 ProLogis California I LLC 0 -1,118,448.1000000001 -1,074,239.1000000001 ,771,135.16 0 0 0 -1421552.04%,V0303035%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 -,436,704.10000000003 -,200,469.28 -,163,931.97 -,213,242.89 -,155,285.69 -,196,955.65 -1366589.58%,V0303035,V0303040%,V0303300 0303300 KPJV, LLP (AFLCIO) 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3%,V0303035,V0303040,V0303300%,V0303712 0303712 European Partnership II 0 -4,728,752.97 -1,137,869.75 -,490,940.34 -2,627,898.1 -2,387,309.9500000002 -3,824,881.9699999997 -15197653.08%,V0303035,V0303040,V0303300,V0303712%,V0303714 0303714 AMB Europe Logistics Fund 0 -1,097,903.3999999999 1,429,100.23 -2,187,067.2200000002 -3,874,274.3200000003 1,554,014 4,069,753.52 -106377.19%,V0303035,V0303040,V0303300,V0303712,V0303714%,V0303715 0303715 AMB Allianz Europe Logistics 0 ,131,705.19 ,100,818.76000000001 ,-15,419.41 ,-78,654.44 18,155.7 ,-20,870.82 135734.35%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715%,V0303871 0303871 AMB Japan Fund I, L.P. 0 -,923,549 -,532,958.75 -,141,875.45000000001 -,295,639.96000000002 -,209,101.30000000002 -,420,271.21 -2523395.67%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871%,V0303872 0303872 AMB China Logistics Venture I 0 ,-18,782.36 ,-91,413.37 ,230,816.2000000002 ,-35,036.15 ,188,066.77 42,335.82 315986.73%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872%,V0314000 0314000 NAIF 0 -,347,649.98 -,243,614.91 -,109,953.78 -,133,193 -1,821,698.56 ,-41,679.19 -2697789.42%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000%,V0314001 0314001 NAIF A 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001%,V0315000 0315000 PLD NA2 Fund 0 -,514,005.75 0 0 0 0 0 -514005.75%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000%,V0316081 0316081 ProLogis MX Fund Sub LP 0 -,622,837.39 ,111,101.86 ,166,962.45000000001 ,123,368.33 93,209.55 50,236.89 -77958.31%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081%,V0317000 0317000 ProLogis NA3 Fund 0 ,976,330.71 ,919,619.4 ,378,149.8 ,576,221.93000000005 ,680,260.68 5,659,386.3300000001 9189968.4900000002%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000%,V0355703 0355703 AMB CCP Logística Ltda. 0 47,507.340000000004 ,-48,286.96 0 0 0 0 -779.62%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703%,V0356700 0356700 Brazil Fund-Consolid 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700%,V0356701 0356701 Brzil Fund Unconsolidated 0 ,-68,725.100000000006 -,475,817.29000000004 -,422,013.42 30,041.52 -,262,734.90000000002 -,446,614.7 -1645863.8900000001%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701%,V0356000 0356000 AMB SGP Mexico 0 -,445,516.27 ,-96,434.66 ,305,353.95 ,114,281.79000000001 ,298,816.86 ,431,657.66000000003 608159.32999999996%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356000,V0357000 0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356000,V0357000 US Logistics Fund 0 ,-15,440.9 ,302,784.56 -1,314,114.73 ,789,506.58000000007 ,882,399.4 ,267,133.34999999998 912267.9%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356000,V0357000%,V0303179 0303179 East Gate Land-Park 70 Land 0 17,216.96 10,728.19 15,829.75 11,225.23 10,579.75 15,639.75 81219.63%,V0303180 0303180 Bldg #2 23655 E 19 Ave Aurora 0 2,723.8 5,247.9000000000005 4,926.3 2,692.5 3,499.9500000000003 4,149.1499999999996 23239.600000000002%,V0303855 0303855 Barton Business Park Ltd 0 0 0 0 0 -,154,428.70000000001 0 -154428.70000000001%,V0303869 0303869 Narashino 3 0 ,-47,686.76 ,-29,381.8 ,-46,194.98 ,-31,929.9 ,-48,188.68 ,-49,167.97 -252548.56%,V0303870 0303870 Ichikawa II 0 ,-98,141.760000000009 ,-67,010.63 ,-93,602.680000000008 ,-95,614.95 ,-65,497 ,-98,353.790000000008 -518220.81%,V0323585 0323585 Seton Venture 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,V0352500 0352500 AMB Inst Alliance Fund 2 0 0 0 0 -0.01 0.01 0 0%,V0352600 0352600 AMB AMS LP 0 -0.01 0.01 0 0 0.01 0 0.01%,V0356100 0356100 G. Accion-Unconsol 0 ,-20,778.28 -5,560.71 -,282,409.60000000003 35,396.65 ,-11,147.35 -,169,607.26 -454106.55%,V0357100 0357100 AMB DFS Fund I 0 30,806.65 19,682.11 19,484.25 25,303.82 19,833.38 16,784.39 131894.6%,V0357200 0357200 AMB Elk Grove LLC (Du Page) 0 ,123,062.4000000001 ,123,062.4000000001 ,347,629.43 -,721,930.91 ,584,577.4 -,495,402.87 -39002.870000000003%,V0357201 0357201 Majestic Realty (Pico Rivera) 0 41,241.85 17,212.5 72,980.290000000008 ,-83,670.84 ,488,929.75 88,546.14 625239.24%,V0357202 0357202 Maj Realty (Mnte Vsta Spctrum) 0 16,474.55 -,672.9 12,200.64 ,-43,186.78 ,118,372 -1,623.78 101563.73%,V0357203 0357203 Majestic Realty (Sterling 1) 0 19,475.670000000002 10,819.23 35,995.120000000003 37,427.18 90,853.5 18,708.46 213279.16%,V0357204 0357204 Majestic Realty (Sterling 2) 0 17,132.10000000002 13,372.130000000001 34,044.520000000004 -6,159 86,798 17,508.9 162695.75%,V0357205 0357205 Majestic Realty (Sterling 3) 0 10,564.61 6,594.92 18,986.57 5,063.2700000000004 53,252.18 10,263.42 104724.97%,V0357206 0357206 Nash Logistics LLC 0 ,-13,246.550000000001 ,-13,246.550000000001 ,-14,404.84 12,731.36 ,-11,412.56 ,-12,044.25 -51623.39%,V0357211 0357211 S A Logistics 0 -,717,797.9 -,679,901.58 -,636,752.66 -,730,044.85 -,794,284.16 -,126,000 -3684780.34%,V03CNN00701 03CNN00701 PLD Dalian Log Ctr Ph I 0 0.01 -0.01 0 0 0 0 0%,V03GE018 03GE018 PLD Germany VI BV 0 0 0 -,344.1 0 0 -2,950.69 -3294.7000000000003%,V03GE026 03GE026 PLD Germany XI BV 0 0 0 1,573.67 0 0 -7,278.93 -5705.26%,V03GE046 03GE046 ProLogis Germany XX BV 0 0 0 -1,144.71 0 0 -5,111.84 -6256.55%,V03GE055 03GE055 PLD Germany XXX BV 0 0 0 359.68 0 0 -7,880.81 -7521.13%,V03GE057 03GE057 PLD Germany XXXII BV 0 0 0 1,482.27 0 0 -2,326.9299999999998 -844.66%,V03GE063 03GE063 ProLogis Germany XXXVIII BV 0 0 0 -6,257.4400000000005 0 0 ,-27,879.58 -34137.020000000004%,V03GE069 03GE069 PLD Germany XLIV BV 0 0 0 5,883.7300000000005 0 0 -7,623.3600000000006 -1739.63%,V03GE070 03GE070 PLD Germany XLV BV 0 0 0 -1,428.99 0 0 ,-14,578.82 -16007.81%,V03GE073 03GE073 ProLogis Germany XLVIII BV 0 0 0 4,743.92 0 0 3,989.6 8733.52%,V03GE078 03GE078 PLD Germany LIII BV 0 0 0 3,441.3 0 0 2,074.4299999999998 5515.46%,V03GE082 03GE082 PLD Germany LVI BV 0 0 0 34,146.97 0 0 33,469.82 67616.790000000008%,V03GE084 03GE084 ProLogis Germany LVIII BV 0 0 0 1,435.68 0 0 2,448.66 3884.34%,V03GE085 03GE085 PLD Germany LIII BV 0 0 0 1,484.29 0 0 0 1484.29%,V03GE086 03GE086 ProLogis Germany LX BV 0 0 0 -1,079.8600000000001 0 0 0 -1079.8600000000001%,V03GE088 03GE088 ProLogis Germany LXII BV 0 0 0 -3,699.2 0 0 ,-16,045.24 -19744.260000000002%,V03GE092 03GE092 ProLogis Germany LXVI BV 0 0 0 4,482.62 0 0 -,966.71 3515.91%,V03GE098 03GE098 ProLogis Germany LXVII BV 0 0 0 -1,416.45 0 0 ,-11,041.27 -12457.720000000001%,V03GE099 03GE099 PLD Germany LIII BV 0 0 0 8,954.93 0 0 7,389.52 16344.45%,V03GE101 03GE101 ProLogis Germany LXX B.V 0 0 0 2,567.7200000000003 0 0 -6,467.71 -3899.9900000000002%,V03GE105 03GE105 ProLogis Germany LXXIV BV 0 0 0 14,426.35 0 0 6,451.2 20877.55%,V03GE107 03GE107 ProLogis Germany LXXVI BV 0 0 0 1,870.7 0 0 -3,335.61 -1464.91%,V03GE108 03GE108 PLD Germany LXXVII BV 0 0 0 1,109.9000000000001 0 0 -1,653.57 -543.66999999999996%,V03GE109 03GE109 ProLogis Germany LXXVIII BV 0 0 0 979.13 0 0 -2,112.81 -1133.68%,V03GE110 03GE110 Prologis Germany LXXXV B.V 0 0 0 1,629.71 0 0 -1,370.38 259.33%,V03GE112 03GE112 ProLogis Germany LXXXI B.V. 0 0 0 823.09 0 0 -2,579.6 -1756.51%,V03GE115 03GE115 ProLogis Germany LXXXIV B.V. 0 0 0 1,464.66 0 0 -3,978.58 -2513.92%,V03GE116 03GE116 PLD Germany LXXXV B.V. 0 0 0 -,208.88 0 0 -9,318.11 -9526.99%,V03GE122 03GE122 ProLogis Germany XCI B.V. 0 0 0 11,916.49 0 0 10,980.23 22896.720000000001%,V03GE128 03GE128 ProLogis Germany XCVII B.V. 0 0 0 -5,317.28 0 0 ,-19,187.150000000001 -24504.43%,V03GE137 03GE137 ProLogis Germany CVI B.V 0 0 0 -4,021.34 0 0 -7,844.8600000000006 -11866.2%,V03GE148 03GE148 ProLogis Germany CXVII B.V. 0 0 0 1,083.82 0 0 0 1083.82%,V03GE151 03GE151 ProLogis Germany CXX B.V. 0 0 0 939.05000000000007 0 0 541.04999999999995 1480.1000000000001%,V03GE152 03GE152 ProLogis Germany CXXI B.V. 0 0 0 -,735.75 0 0 -3,470.14 -4205.8900000000003%,V03GE155 03GE155 ProLogis Germany CXXIV B.V. 0 0 0 3,500.34 0 0 3,402.26 6902.6%,V03GE159 03GE159 ProLogis Germany CXXVIII B.V 0 0 0 -,802.72 0 0 0 -802.72%,V03GE185 03GE185 ProLogis Germany CLIV B.V. 0 0 0 636.95000000000005 0 0 0 636.95000000000005%,V03GE222 03GE222 ProLogis Germany CXCI B.V. 0 0 0 7,663.5 0 0 -2,706.1 4956.95%,V03GE235 03GE235 ProLogis Germany CCIV B.V 0 0 0 -1,368.3 0 0 ,-10,094.800000000001 -11463.1%,V03GE236 03GE236 ProLogis Germany CCIV B.V 0 0 0 -1,538.6200000000001 0 0 -5,345.99 -6884.6100000000006%,V03GE237 03GE237 ProLogis Germany CCIV B.V 0 0 0 4,147.8900000000003 0 0 9.9600000000000009 4157.8500000000004%,V03UK217 03UK217 Joint Venture M&S Lima 0 -,358.47 ,-69,707.839999999997 -,536,995.23 -0.6 0 -,627,350.81000000006 -1234412.95%,FPROJECT_ID,X,_ All Project IDs 0 -9,883,459.6000000034 -1,784,587.8900000001 -3,185,420.8699999987 -7,199,095.5900000008 -,744,837.80000000109 4,055,184.6599999978 -18742217.089999992%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V430000 430000 Equity in earnings of related 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V431100 431100 EIE FFO unconsolidated sub 0 ,-14,551,258.77 ,-16,955,582.780000001 -8,093,044.8700000001 ,-12,977,382.880000001 ,-13,668,110.65 -4,742,476.33 -70987856.280000001%,V431200 431200 EIE depreciation uncons sub 0 8,782,208.4600000009 16,509,797.41 5,653,256.5800000001 8,421,462.299999993 12,608,208.7 12,861,725.130000001 64836657.68%,V431210 431210 EIE def gain acc amrt unc sub 0 -,773,796.24 -,600,632.5 -,601,623.73 -,600,925.51 -,596,044.54 -,586,168.12 -3759190.64%,V431220 431220 EIE def inc tax exp uncons sub 0 -,785,151.8 0 96,947.64 45,931.14 43,020.7 -1,446,674.23 -2045927.18%,V431230 431230 EIE foreign exchange unc sub 0 -,621,603.25 ,-98,012.24 -,129,668.45 -,362,042.75 ,542,410.28 -,503,465.32 -1172381.73%,V431240 431240 EIE dispositions non ffo 0 0 0 ,832,214.65 1,993.22 0 1,187.19 835395.06%,V431250 431250 EIE unrealized derivatives 0 0 0 0 0 0 596.97 596.97%,V431290 431290 EIE other uncons sub 0 ,404,337.71 0 0 0 0 0 404337.71%,V441020 441020 Unsecured int inc unconsol sub 0 -1,717,400.33 20,089.560000000001 12,880.77 -,143,949.21 ,-44,573.9 -7,711.85 -1880664.96 252098.54000000004 Amort %,FACCOUNT,X,_ All Accounts 0 -9,412,092.9399999995 -,974,911.83000000217 -2,229,037.41 -5,614,913.9600000018 -1,115,090.67 5,577,013.4400000013 -13769033.370000001%,V (None) 0 -9,459,600.2799999993 -1,237,635.1400000001 -2,259,454.499999998 -5,614,913.96 -1,103,802.29 5,543,688.8799999999 -14131716.84%,V03700 03700 Corp Level G A - Latin America 0 0 ,149,428.72 0 0 0 0 149428.72%,V31050 31050 Brazil - Development 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 33,324.559999999998 213254.75 -1152991.1900000004 EIE %,FDEPTID,X,_ All Departments 0 -9,412,092.9399999995 -,974,911.83000000019 -2,229,037.4099999997 -5,614,913.96 -1,115,090.67 5,577,013.4399999995 -13769033.369999999 -33891395.230000004 EIE depreciation uncons sub -3180.41 EIE dispositions non ffo %,V03000 03000 ProLogis 0 -2,327,221.21 -,486,144.27 1,043,819.78 ,354,612.49 -1,202,055.8999999999 5,472,446.5 2855457.39 1357723.02 EIE def inc tax exp uncons sub %,V03017 03017 ProLogis Development Services 0 -4,365.41 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -11656.01 323097.78999999998 EIE foreign exchange unc sub %,V03018 03018 ProLogis Logistic Services Inc 0 ,230,473.37 0 0 0 0 0 230473.37 -596.97 EIE unrealized derivatives %,V03201 03201 PLD Fraser LP 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3 1783138.17 EIE def gain acc amrt unc sub %,V03710 03710 PLD LP Singapore_REIT 0 28.560000000000002 ,-69,002.39 ,218,563.92 -1,884,491.27 -2,258.41 ,122,955.77 -1614203.82 252098.54000000004 Amort %,V03715 03715 PLD LP Singapore Reclasses 0 0 0 -1,627,353 1,627,353 0 -7,590 -7590 -31332106.279999994%,V03755 03755 Japan-Reclasses 0 -,923,549 -,537,696 1,461,245 0 0 -,475,177.7 -475177.07%,V03770 03770 Europe-REIT 0 -5,694,942.499999998 2,246,955.8199999998 -2,619,152.91 -5,771,519.5600000005 ,-65,588.960000000006 1,714,741.94 -10189505.720000001 -31332106.280000001 FFO as reported %,V03772 03772 Europe Global Finance 0 0 -1,859,385.53 ,-70,213.100000000006 -,808,898.44000000006 -,715,776.35 -1,544,188.22 -4998461.6399999997%,V03775 03775 Europe - Reclasses 0 -9.1300000000000008 4,478.95 -4,060.96 -,408.86 ,-33,775.57 53,447.1 19671.439999999999 0%,V03790 03790 PLD LP China-REIT 0 0 0 0 0 0 -,110,438.5 -110438.05%,V03795 03795 PLD LP China Reclasses 0 ,-18,810.920000000002 ,-17,673.73 36,484.65 ,-73,537.84 ,-18,776.12 92,313.96 0%,V23001 23001 ProLogis Canada LLC 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V23510 23510 Palmtree Acquisition Corp 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V51000 51000 Prologis, LP 0 -,376,822.18 ,162,940.67000000001 -1,693,423.76 ,947,390.35 1,145,838 ,-15,425.64 170497.44%,V51001 51001 Prologis 2, LP 0 -,516.33000000000004 10,124.89 ,-43,943.90000000004 26,400.53 27,400.11 8,932.75 28398.86%,V55007 55007 AMB Property Mexico Holding 0 ,-77,872.98 38,659.33 ,-13,796.91 ,-70,188.17 4,703.49 ,-35,833.85 -154329.09%,V55008 55008 AMB Property Mex SA de CV 0 -5,745.68 -5,374.99 -5,746.1 185.66 3,274.3 -7,023.85 -20430.57%,V5500S 5500S PLD MX Uncolsolid Adjustments 0 0 0 ,748,148.99 0 0 ,748,141.6 1496290.59%,V55501 55501 Prologis Brazil QH, LLC 0 -,149,428.72 -1,127,320.48 0 0 0 0 -1276749.2%,V55505 55505 Pld Brazil Finco Part Ltda 0 ,-68,725.100000000006 -,637,398.84 -,452,430.6 30,041.52 -,251,446.52000000002 -,356,887.87 -1736846.87%,V55702 55702 PLD Brazil MC Own Part Ltda 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 90203.36%,V5670E 5670E AMB BRAZIL LOG (Elim) 0 0 1,276,749.2 0 0 0 0 1276749.2%,FBUSINESS_UNIT,X,_ All Business Units 0 -9,412,092.9400000013 -,974,911.83000000031 -2,229,037.4099999997 -5,614,913.9600000009 -1,115,090.67 5,577,013.4400000004 -13769033.370000001%,V (None) 0 -2,337,908.81 5,495,713.3099999996 1,292,992.3 6,106,146.6699999999 6,187,890.7400000002 10,111,032.59 26855866.530000001%,V03B238 03B238 Shareholder Loan 0 ,-83,618.66 33,284.340000000004 33,467.590000000004 ,-70,002.509999999995 35,364.85 26,006.7 -25498.32%,V03B239 03B239 Bridge Loan 0 0 0 0 0 ,-45,555.13 ,-12,840.67 -58395.8%,V03UAMT 03UAMT USUB-Def Gain-Accum Amort 0 0 137.01 0 0 0 0 137.01%,V03UINT 03UINT USUB-Interest Income 0 -,522,157 0 0 0 0 0 -522157%,V03UIPS 03UIPS Uncons sub invest-pref shares 0 -1,092,804.6200000001 0 0 0 0 0 -1092804.6200000001%,VDEPRE DEPRE Depreciation & Amortization 0 0 0 0 -,145.67000000000002 145.67000000000002 0 0%,VFFO FFO Funds from Operations 0 -5,375,603.8499999996 -6,504,046.4900000002 -3,555,497.300000003 ,-11,650,912.449999999 -7,292,936.7999999998 -4,547,184.55 -38926181.170000002%,FPRODUCT,X,_ All Products 0 -9,412,092.9399999995 -,974,911.83000000101 -2,229,037.41 -5,614,913.959999999 -1,115,090.67 5,577,013.4400000004 -13769033.370000001%,V (None) 0 -9,148,119.999999996 -,520,226.5 -1,787,481.7 -5,574,952.9699999997 -,860,333.56 6,066,485.8399999999 -11824626.91%,V15105 15105 ProLogisNA2 IndustrialFndSubLP 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V54021 54021 AMB-Accion Los Altos Ind Prk 3 0 0 0 0 0 0 -,278.45999999999998 -278.45999999999998%,V54037 54037 AMB Ocotillo S de RL de CV 0 -4,281.93 -4,005.6800000000003 -4,282 138.19 9,273.3000000000011 -4,143.8100000000004 -7301.93%,V54043 54043 AMB-Accion GDL 2 0 -1,463.75 -1,369.31 -1,464.1 47.47 -2,927.75 -2,880.4 -10057.39%,V55505 55505 Pld Brazil Finco Part Ltda 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V55703 55703 PLD CCP Logistica Ltda 0 0 0 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 -70598.570000000007%,V56007 56007 AMB-Accion San Martin Obispo 1 0 -2,715.18 -,682.15 -1,755.29 2,416.9500000000003 -3,841.4 -1,698.66 -8275.73%,V56009 56009 AMB-Accion Cntro Logis Prque 1 0 ,-44,989.64 38,368.31 -3,653.78 ,-72,408.7 31,072.83 -3,310.6800000000003 -54921.66%,V56011 56011 AMB-Accion San Martn Obspo II 0 ,-18,991.920000000002 612.65 -1,108.71 -4,949.58 ,-11,769.15 ,-25,416.68 -61623.39%,V56013 56013 AMB-Accion GDL 1 0 -1,885.98 60.84 -1,957.88 4,163.99 -3,496.48 -,912.57 -4028.08%,V56015 56015 AMB-Accion Los Altos Ind Prk 1 0 -4,803.4400000000005 154.94 -2,401.7400000000002 1,437.7 -4,321.43 -2,324.25 -12258.220000000001%,V56019 56019 AMB-Accion Apodaca Ind Park 2 0 -1,734.6200000000001 55.96 -,978.97 1,090.5899999999999 -1,846.25 -,839.33 -4252.62%,V56021 56021 AMB-Accion Corrgidra Dst Cntr 0 -,575.58000000000004 18.57 -,287.84000000000003 287.87 -,575.66 0 -1132.6400000000001%,V56023 56023 AMB-Accion Arbolada Dist Cntr 0 -2,176.62 70.210000000000008 -1,652.7 -2,226.9900000000002 -,518.97 -1,053.22 -7558.29%,V56110 56110 Inmob Plza Opcion d los Insrgt 0 0 0 0 0 -3,071.25 0 -3071.25%,V56703 56703 AMB CCP Rio Guandu Empre Imobi 0 -,212.9 -4,033.14 -6,886.21 -1,807.92 -4,440.99 -5,350.54 -22730.89%,V56705 56705 PLD CCP Cajamar Emp Imob Ltda 0 ,-69,606.28 -,571,842.27 -,377,072.67 17,851.689999999999 -,209,341.19 -,307,939.95 -1517950.67%,V56707 56707 PLD CCP SJap Emp Imob Ltda 0 -36.06 -,320.58 -,197.31 -4,869.600000000004 -7,224.96 -5,189.4 -17837.010000000002%,V56709 56709 PLD CCP Tonolli Emp Imob Ltda 0 2,940.86 ,-12,398.69 ,-24,238.100000000002 -,619.44000000000005 -5,579.2300000000005 -3,777.9300000000003 -43672.53%,V56711 56711 PLD CCP 2 Emp Imob Ltda 0 -,525.82000000000005 -1,748.71 -1,376 -,174.43 -1,166.72 -1,180.8500000000001 -6172.53%,V56713 56713 AMB CCP Jordanesia Emp Ltda. 0 ,-11,847.130000000001 7,808.1500000000005 -2,204.11 15,123 16,809.97 6,561.21 32251.09%,V56715 56715 PLD CCP 4 Tucano 1 Emp Imo Ltd 0 19,368.100000000002 -,210.91 -1,318.77 -4,436.55 -3,548.81 -2,562.14 7290.92%,V56717 56717 PLD CCP 5 Emp Imob Ltda 0 0 0 0 8,528.74 -1,461.93 -1,636.74 5430.07%,V56720 56720 AMB CCP 3 Emp Imo Ltda 0 -8,806.68 ,-54,652.69 ,-39,136.89 696.46 ,-34,308.559999999998 ,-34,373.300000000003 -170581.66%,V56723 56723 PLD CCP 6 Emp Imob Ltda 0 0 0 0 -,250.97 -1,184.1000000000001 -1,438.59 -2873.66%,FAFFILIATE,X,_ All Affiliates 0 -9,412,092.9399999995 -,974,911.82999999984 -2,229,037.41 -5,614,913.9599999981 -1,115,090.6700000002 5,577,013.4400000013 -13769033.370000001%,V0303035 0303035 ProLogis California I LLC 0 -1,118,448.1000000001 -1,074,239.1000000001 ,771,135.16 0 0 0 -1421552.04%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 -,436,704.10000000003 -,200,469.28 -,163,931.97 -,213,242.89 -,155,285.69 -,196,955.65 -1366589.58%,V0303300 0303300 KPJV, LLP (AFLCIO) 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3%,V0303712 0303712 European Partnership II 0 -4,728,752.97 -1,137,869.75 -,490,940.34 -2,627,898.1 -2,387,309.9500000002 -3,824,881.9699999997 -15197653.08%,V0303714 0303714 AMB Europe Logistics Fund 0 -1,097,903.3999999999 1,429,100.23 -2,187,067.2200000002 -3,874,274.3200000003 1,554,014 4,069,753.52 -106377.19%,V0303715 0303715 AMB Allianz Europe Logistics 0 ,131,705.19 ,100,818.76000000001 ,-15,419.41 ,-78,654.44 18,155.7 ,-20,870.82 135734.35%,V0303871 0303871 AMB Japan Fund I, L.P. 0 -,923,549 -,532,958.75 -,141,875.45000000001 -,295,639.96000000002 -,209,101.30000000002 -,420,271.21 -2523395.67%,V0303872 0303872 AMB China Logistics Venture I 0 ,-18,782.36 ,-91,413.37 ,230,816.2000000002 ,-35,036.15 ,188,066.77 42,335.82 315986.73%,V0314000 0314000 NAIF 0 -,347,649.98 -,243,614.91 -,109,953.78 -,133,193 -1,821,698.56 ,-41,679.19 -2697789.42%,V0314001 0314001 NAIF A 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V0315000 0315000 PLD NA2 Fund 0 -,514,005.75 0 0 0 0 0 -514005.75%,V0316081 0316081 ProLogis MX Fund Sub LP 0 -,622,837.39 ,111,101.86 ,166,962.45000000001 ,123,368.33 93,209.55 50,236.89 -77958.31%,V0317000 0317000 ProLogis NA3 Fund 0 ,976,330.71 ,919,619.4 ,378,149.8 ,576,221.93000000005 ,680,260.68 5,659,386.3300000001 9189968.4900000002%,V0355703 0355703 AMB CCP Logística Ltda. 0 47,507.340000000004 ,-48,286.96 0 0 0 0 -779.62%,V0356000 0356000 AMB SGP Mexico 0 -,445,516.27 ,-96,434.66 ,305,353.95 ,114,281.79000000001 ,298,816.86 ,431,657.66000000003 608159.32999999996%,V0356700 0356700 Brazil Fund-Consolid 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V0356701 0356701 Brzil Fund Unconsolidated 0 ,-68,725.100000000006 -,475,817.29000000004 -,422,013.42 30,041.52 -,262,734.90000000002 -,446,614.7 -1645863.8900000001%,V0357000 0357000 US Logistics Fund 0 ,-15,440.9 ,302,784.56 -1,314,114.73 ,789,506.58000000007 ,882,399.4 ,267,133.34999999998 912267.9%,FPROJECT_ID,X,_ All Project IDs 0 -9,412,092.9400000032 -,974,911.82999999961 -2,229,037.41 -5,614,913.9600000009 -1,115,090.67 5,577,013.4399999995 -13769033.369999994%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V441020 441020 Unsecured int inc unconsol sub 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,FACCOUNT,X,_ All Accounts 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,V (None) 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,FDEPTID,X,_ All Departments 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,V03000 03000 ProLogis 0 -1,614,961.62 0 0 0 0 0 -1614961.62%,V03770 03770 Europe-REIT 0 ,-73,313.9999999995 -,232,221.80000000002 6,077,086.5800000001 ,207,742.55000000002 -1,786,477.6600000001 5,274,636.42 9467453.0800000001%,V03771 03771 Europe - TRS 0 0 ,158,496.42000000001 15,786,172 ,241,015.23 -,545,732.6 15,237,233.51 30877184.559999999%,V03772 03772 Europe Global Finance 0 0 4,016.59 ,-22,035,943.620000001 -,571,731.55000000005 2,330,972.35 ,-20,529,395.9 -40802081.32%,V03773 03773 Europe - Partnership 0 0 4,479.9000000000005 -4,138.42 ,-18,204.7 ,-12,076.710000000001 2,213.69 -27726.240000000002%,V03775 03775 Europe - Reclasses 0 0 0 ,300,420.90000000002 -,230,572.48 ,-69,848.42 0 0%,V03790 03790 PLD LP China-REIT 0 ,-18,810.91 ,-17,673.740000000002 ,-18,809.8 ,-18,243.39 ,-18,776.12 ,-18,301.16 -110615.12%,V03795 03795 PLD LP China Reclasses 0 0 0 55,294.450000000004 ,-55,294.450000000004 0 0 0%,V55007 55007 AMB Property Mexico Holding 0 ,-77,872.98 45,122.81 ,-20,260.39 ,-70,188.17 4,703.49 ,-35,833.85 -154329.09%,V55008 55008 AMB Property Mex SA de CV 0 ,-15,010.42 -,641.91 -7,307.1 236.41 3,223.44 -8,534.41 -28033.9%,FBUSINESS_UNIT,X,_ All Business Units 0 -1,799,968.94 ,-38,421.73000000001 ,132,514.68999999715 -,515,240.5500000001 ,-94,012.230000000141 ,-77,980.890000000159 -2393109.6500000046%,V (None) 0 ,-18,820.4 ,-13,194.79 ,-20,586.82 ,-73,946.7 ,-34,383.620000000003 ,-23,948.920000000002 -184880.89%,V03B238 03B238 Shareholder Loan 0 ,-92,883.400000000009 44,480.9 25,443.11 ,-69,951.759999999995 35,313.99 27,567.18 -30029.98%,V03B239 03B239 Bridge Loan 0 0 0 0 0 ,-45,555.13 ,-12,840.67 -58395.8%,V03UINT 03UINT USUB-Interest Income 0 -,522,157 0 0 0 0 0 -522157%,V03UIPS 03UIPS Uncons sub invest-pref shares 0 -1,092,804.6200000001 0 0 0 0 0 -1092804.6200000001%,VFFO FFO Funds from Operations 0 ,-73,303.88 ,-69,707.839999999997 ,127,658.40000000001 -,371,342.9 ,-49,387.47 ,-68,758.48 -504841.36%,FPRODUCT,X,_ All Products 0 -1,799,968.94 ,-38,421.729999999996 ,132,514.69 -,515,240.55000000005 ,-94,012.23000000001 ,-77,980.89 -2393109.65%,V (None) 0 -1,707,085.54 ,-82,902.63 ,160,082.9 -,445,288.79000000004 -,101,939.16 ,-33,612.629999999997 -2210746.66%,V54021 54021 AMB-Accion Los Altos Ind Prk 3 0 0 0 0 0 0 -,278.45999999999998 -278.45999999999998%,V54037 54037 AMB Ocotillo S de RL de CV 0 -4,281.93 -4,005.6800000000003 -4,282 138.19 9,273.3000000000011 -4,143.8100000000004 -7301.93%,V54043 54043 AMB-Accion GDL 2 0 -1,463.75 -1,369.31 -1,464.1 47.47 -2,927.75 -2,880.4 -10057.39%,V56007 56007 AMB-Accion San Martin Obispo 1 0 -2,715.18 -,682.15 -1,755.29 2,416.9500000000003 -3,841.4 -1,698.66 -8275.73%,V56009 56009 AMB-Accion Cntro Logis Prque 1 0 ,-44,989.64 38,135.550000000003 -3,421.2 ,-72,408.7 31,072.83 -3,310.6800000000003 -54921.66%,V56011 56011 AMB-Accion San Martn Obspo II 0 ,-18,991.920000000002 8,999.9 -9,495.9600000000009 -4,949.58 ,-11,769.15 ,-25,416.68 -61623.39%,V56013 56013 AMB-Accion GDL 1 0 -1,885.98 -,954.5000000000007 -,942.99 4,163.99 -3,496.48 -,912.57 -4028.08%,V56015 56015 AMB-Accion Los Altos Ind Prk 1 0 -4,803.4400000000005 154.92000000000002 -2,401.7200000000003 1,437.7 -4,321.43 -2,324.25 -12258.220000000001%,V56019 56019 AMB-Accion Apodaca Ind Park 2 0 -1,734.6200000000001 -55.7 -,867.31000000000006 1,090.5899999999999 -1,846.25 -,839.33 -4252.62%,V56021 56021 AMB-Accion Corrgidra Dst Cntr 0 -,575.58000000000004 18.52 -,287.79000000000002 287.87 -,575.66 0 -1132.6400000000001%,V56023 56023 AMB-Accion Arbolada Dist Cntr 0 -2,176.62 -,494.18 -1,088.31 -2,226.9900000000002 -,518.97 -1,053.22 -7558.29%,V56110 56110 Inmob Plza Opcion d los Insrgt 0 -9,264.74 4,733.8 -1,561 50.75 -3,122.11 -1,510.56 -10674.58%,FAFFILIATE,X,_ All Affiliates 0 -1,799,968.94 ,-38,421.729999999989 ,132,514.69 -,515,240.55000000005 ,-94,012.23 ,-77,980.89 -2393109.6500000013%,V0303712 0303712 European Partnership II 0 0 0 0 0 ,-33,775.57 53,447.1 19671.439999999999 No %,V0303714 0303714 AMB Europe Logistics Fund 0 -9.1300000000000008 4,478.95 -4,060.96 -,408.86 0 0 0 no %,V0303872 0303872 AMB China Logistics Venture I 0 ,-18,810.920000000002 ,-17,673.73 36,484.65 ,-73,537.84 ,-18,776.12 ,-18,301.16 -110615.12%,V0315000 0315000 PLD NA2 Fund 0 -1,614,961.62 0 0 0 0 0 -1614961.62%,V0356000 0356000 AMB SGP Mexico 0 ,-83,618.66 33,284.340000000004 ,-19,542.920000000002 ,-70,002.509999999995 7,977.79 ,-42,857.700000000004 -174759.66%,V0356100 0356100 G. Accion-Unconsol 0 -9,264.74 11,196.56 -8,024.4800000000005 50.75 -50.86 -1,510.56 -7603.33%,V03CNN00701 03CNN00701 PLD Dalian Log Ctr Ph I 0 0.01 -0.01 0 0 0 0 0%,V03UK217 03UK217 Joint Venture M&S Lima 0 ,-73,303.88 ,-69,707.839999999997 ,127,658.40000000001 -,371,342.9 ,-49,387.47 ,-68,758.48 -504841.36%,FPROJECT_ID,X,_ All Project IDs 0 -1,799,968.94 ,-38,421.729999999996 ,132,514.69 -,515,240.55000000005 ,-94,012.23000000001 ,-77,980.89 -2393109.65%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V431210 431210 EIE def gain acc amrt unc sub 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FACCOUNT,X,_ All Accounts 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V (None) 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FDEPTID,X,_ All Departments 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V03000 03000 ProLogis 0 -,487,891.27 -,312,412.60000000003 -,312,412.62 -,312,412.63 -,312,412.62 -,312,412.60000000003 -2049954.34%,V03017 03017 ProLogis Development Services 0 -4,365.41 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -11656.01%,V03770 03770 Europe-REIT 0 0 0 0 0 0 -1,697,580.29 -1697580.29%,V03775 03775 Europe - Reclasses 0 -,281,539.56 -,286,761.78000000003 -,287,752.99 -,287,054.76 -,282,173.8 1,425,282.8900000001 0%,V23639 23639 PAC Austin Office LLC 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,FBUSINESS_UNIT,X,_ All Business Units 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.72999999986 -3768098.31%,V (None) 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FPRODUCT,X,_ All Products 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V (None) 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FAFFILIATE,X,_ All Affiliates 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V0303035 0303035 ProLogis California I LLC 0 ,-53,892.92 0 0 0 0 0 -53892.92 -1783138.17%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 ,-12,522.82 ,-12,522.82 ,-12,522.82 ,-12,522.82 ,-12,522.82 ,-12,522.82 -75136.92%,V0303712 0303712 European Partnership II 0 -,281,539.56 -,286,761.78000000003 -,287,752.99 -,287,054.76 -,282,173.8 -,272,297.40000000002 -1697580.29%,V0314000 0314000 NAIF 0 -,273,528.28999999998 -,273,528.28000000003 -,273,528.28000000003 -,273,528.3 -,273,528.28999999998 -,273,528.28000000003 -1641169.72%,V0315000 0315000 PLD NA2 Fund 0 -,124,493.3 0 0 0 0 0 -124493.03%,V0316081 0316081 ProLogis MX Fund Sub LP 0 ,-27,819.62 ,-27,819.62 ,-27,819.64 ,-27,819.63 ,-27,819.63 ,-27,819.62 -166917.76000000001%,V0323585 0323585 Seton Venture 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,FPROJECT_ID,X,_ All Project IDs 0 -,775,280.85 -,602,117.12000000011 -,603,108.34000000008 -,602,410.12 -,597,529.14999999991 -,587,652.73 -3768098.3099999996 Pro-rata Operating Information for Three Months Ended September 30, 2015 Prologis Consolidated Less Non Controlling Interests Our Consolidated Share Plus Prologis Share of Unconsolidated Co-Investment Ventures Prologis Total Share Investors' Share of Total Owned and Managed Unconsolidated Ventures Consolidated Ventures Revenues: Rental income $,532,755 $,-76,564 $,149,509 $,605,700 $,309,052 $76,564 $,991,316 Strategic capital income 44,176 0 776 44,952 779 0 45,731 Development management and other income 3,691 -7 0 3,684 0 7 3,691 Total revenues ,580,622 ,-76,571 ,150,285 ,654,336 ,309,831 76,571 1,040,738 0 0 Expenses: Rental expenses ,139,905 ,-19,894 31,932 ,151,943 68,621 19,894 ,240,458 Strategic capital expenses 21,714 0 0 21,714 0 0 21,714 General and administrative expenses 59,375 -5,733 11,250 64,892 22,155 5,733 92,780 Depreciation and amortization ,247,471 ,-40,916 50,205 ,256,760 ,102,693 40,916 ,400,369 Other expenses 8,765 -5 3,276 12,036 2,376 5 14,417 Total expenses ,477,230 ,-66,548 96,663 ,507,345 ,195,845 66,548 ,769,738 0 0 Operating income ,103,392 ,-10,023 53,622 ,146,991 ,113,986 10,023 ,271,000 Earnings from unconsolidated co-investment ventures, net 32,617 -1,081 ,-31,536 0 0 1,081 1,081 Earnings from other unconsolidated joint ventures, net 940 0 0 940 0 0 940 Interest expense ,-81,035 4,576 ,-16,669 ,-93,128 ,-39,488 -4,576 -,137,192 Gains on dispositions of development properties and land, net ,135,043.14292999997 -,142 122 ,135,023.14292999997 1,011 142 ,136,176.14292999997 Gains on dispositions of real estate, net (excluding development properties and land) ,133,748 ,-39,836 856 94,768 3,326 39,836 ,137,930 Foreign currency and derivative gains (losses) and interest and other income (expense), net -3,191 412 -1,878 -4,657 -9,813 -,412 ,-14,882 Losses on early extinguishment of debt, net 0 0 -79 -79 -,221 0 -,300 Current income tax expense ,-17,283 -,405 -4,438 ,-22,126 -6,175 405 ,-27,896 Deferred income tax benefit 2,955 -37 0 2,918 0 37 2,955 Consolidated net earnings ,307,186.14292999997 ,-46,536 0 ,260,650.14292999997 62,626 46,536 ,369,812.14292999997 0 Net earnings attributable to noncontrolling interests ,-46,536 46,536 0 0 0 0 0 Preferred stock dividends -1,671 0 0 -1,671 0 0 -1,671 Loss on preferred stock redemption 0 0 0 0 0 0 0 Net earnings attributable to common stockholders ,258,979.14292999997 0 0 ,258,979.14292999997 62,626 46,536 ,368,141.14292999997 0 Add (deduct) adjustments to arrive at FFO, as defined by Prologis: Real estate related depreciation and amortization ,239,896 ,-40,916 50,205 ,249,185 ,102,693 40,916 ,392,794 Gains on dispositions of real estate, net (excluding development properties and land) -,133,748 39,836 -,856 ,-94,768 -3,327 ,-39,836 -,137,931 Unrealized foreign currency and derivative losses (gains), net 12,362 -,412 2,116 14,066 10,190 412 24,668 Current and deferred income tax expense (benefit) 542 37 0 579 0 -37 542 Reconciling items related to noncontrolling interests -1,455 1,455 0 0 0 0 0 Our share of reconciling items included in earnings from unconsolidated co-investment ventures 51,465 0 ,-51,465 0 0 0 0 Our share of reconciling items included in earnings from other unconsolidated ventures 1,650 0 0 1,650 0 0 1,650 FFO, as defined by Prologis ,429,691.14292999997 0 0 ,429,691.14292999997 ,172,182 47,991 ,649,864.14292999997 0 Adjustments to arrive at Core FFO: Dispositions of development properties and land, net of taxes -,125,640.14292999997 91 -,122 -,125,671.14292999997 -1,011 -91 -,125,762.14292999997 Acquisition expenses 2,115 -,271 1,325 3,169 2,686 271 2,429 Losses on early extinguishment of debt and repurchase of preferred stock, net 0 0 79 79 221 0 300 Reconciling items related to noncontrolling interests -,180 180 0 0 0 0 0 Our share of reconciling related to unconsolidated co-investment ventures 1,282 0 -1,282 0 0 0 0 Core FFO $,307,268 $0 $0 $,307,268 $,174,078 $48,171 $,526,831%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V420151 420151 Const mgmt fee amort related 0 ,-48,138.340000000004 2,010.13 1,703.49 17,424.86 92,073.81 1,492.41 66566.36%,V420201 420201 LeaseComm mgt fee amort relatd 0 ,143,693.97 48,262.74 41,909.68 42,617.79 45,537.450000000004 44,988.950000000004 367010.58%,V420301 420301 Development fee amort related 0 1,070.5999999999999 -3,347.19 -5,008.24 1,388.82 -,303.36 1,618.8700000000001 -4580.5%,V420315 420315 Acquisition fee amort related 0 1,936.73 1,936.73 2,487.98 1,385.48 1,936.73 1,936.73 11620.380000000001%,FACCOUNT,X,_ All Accounts 0 98,562.96 48,862.409999999996 41,092.910000000003 62,816.950000000004 ,139,244.63000000003 50,036.960000000014 440616.82%,V (None) 0 41,481.120000000003 ,-35,081.760000000002 -2,782.93 -,191.55 -4,312.28 3,067.31 2179.91%,V03070 03070 East - Marketing Corp 0 -5,048.74 13,257.33 13,260.50000000001 32,099.99 37,832.870000000003 12,708.51 104110.01000000001%,V03071 03071 Northwest - Mktg Corporate 0 19,100.490000000002 7,907.54 8,026.93 8,430.2900000000009 36,233.31 8,186.2300000000005 87884.790000000008%,V03072 03072 Southwest - Mktg Corporate 0 16,705.82 41,932.6 7,484.4000000000005 7,484.4000000000005 23,847.72 9,308.43 106762.83%,V03073 03073 Central - Mktg Corporate 0 14,980.58 6,497.92 7,007.26 6,888.8600000000006 37,538.50000000003 8,661.52 81574.19%,V03075 03075 Latin America - Mktg Corporate 0 9,290.67 12,412.59 6,160.47 6,168.2300000000005 6,168.2300000000005 6,168.2300000000005 46368.42%,V03310 03310 Fund Accounting 0 1,936.73 1,936.73 1,936.73 1,936.73 1,936.73 1,936.73 11620.380000000001%,V03354 03354 Indianapolis - Property Manage 0 72.09 0 0 0 0 0 72.09%,V03376 03376 Atlanta - Property Management 0 44.2 0 0 0 0 0 44.2%,FDEPTID,X,_ All Departments 0 98,562.959999999992 48,862.409999999996 41,092.910000000011 62,816.950000000012 ,139,244.63 50,036.960000000006 440616.82000000007%,V03013 03013 ProLogis Management LLC 0 ,106,137.75 80,400.800000000003 40,812.270000000004 59,944.44 ,141,018.9 42,210.83 470524.99%,V03018 03018 ProLogis Logistic Services Inc 0 731.80000000000007 0 0 0 0 0 731.80000000000007%,V03791 03791 PLD LP China TRS 0 0 ,-35,081.760000000002 -3,168.37 193.89000000000001 -4,312.28 3,233.12 -39135.4%,V23115 23115 ProLogis Canada Mgmt Corp 0 42,072.92 600.81000000000006 437.72 769.83 0 1,129.6200000000001 45010.9%,V51000 51000 Prologis, LP 0 0 0 551.25 -,551.25 0 0 0%,V52000 52000 HEADLANDS REALTY CORPORATION 0 ,-50,038.37 7,377.37 2,460.4 2,460.4 2,538.100000000002 3,463.39 -31739.52%,V5250C 5250C AMB Inst All Fd 2 (Corp Elim) 0 -,341.14 -4,434.8100000000004 0 0 0 0 -4775.95%,FBUSINESS_UNIT,X,_ All Business Units 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.960000000006 440616.81999999995%,V (None) 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,FPRODUCT,X,_ All Products 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,V (None) 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,V03040 03040 PLD Nrth Amer Props Fund I LLC 0 0 0 0 0 0 0 0%,FAFFILIATE,X,_ All Affiliates 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,V (None) 0 0 0 0 165.81 -,165.81 0 0%,V0303035 0303035 ProLogis California I LLC 0 38,181.53 33,894.94 0 0 0 0 72076.47%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 11,205.4 11,205.4 11,205.4 14,323.12 9,175.5300000000007 9,175.5300000000007 66289.3 Signs are reversed. Drilled off of a reversed sign amount. %,V0303300 0303300 KPJV, LLP (AFLCIO) 0 211.08 211.08 211.08 15,932.45 0 0 16565.689999999999%,V0303872 0303872 AMB China Logistics Venture I 0 0 ,-35,081.760000000002 -3,168.37 193.89000000000001 -4,312.28 3,233.12 -39135.4%,V0313500 0313500 Elkhorn 0 731.80000000000007 0 0 0 0 0 731.80000000000007%,V0314000 0314000 NAIF 0 17,487.79 16,231.25 16,909.170000000002 17,194.13 ,107,847.40000000001 18,722.73 194392.47%,V0314001 0314001 NAIF A 0 42,072.92 600.81000000000006 437.72 604.02 165.81 1,129.6200000000001 45010.9%,V0315000 0315000 PLD NA2 Fund 0 32,225.780000000002 0 0 0 0 0 32225.780000000002%,V0316081 0316081 ProLogis MX Fund Sub LP 0 279.09000000000003 12,412.59 6,160.47 6,168.2300000000005 6,168.2300000000005 6,168.2300000000005 37356.840000000004%,V0317000 0317000 ProLogis NA3 Fund 0 6,547.4400000000005 6,445.9000000000005 6,326.51 6,326.51 17,827.740000000002 8,144.34 51618.44%,V0357000 0357000 US Logistics Fund 0 ,-50,379.51 2,942.56 3,011.29 1,908.79 2,538.100000000002 3,463.39 -36515.47%,FPROJECT_ID,X,_ All Project IDs 0 98,562.959999999992 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.960000000006 440616.82000000007%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description #REF! #REF! #REF! #REF! #REF! #REF! #REF! Amount %,V430000 430000 Equity in earnings of related 0 0 0 0 0 0 0.02 0.02%,V430100 430100 I/C equity in earngs subsidry 0 -0.01 0.01 0 -0.01 0.02 0 0.01%,V431100 431100 EIE FFO unconsolidated sub 0 ,-16,012,405.98 ,-18,474,156.120000001 ,-11,397,016.74 ,-14,006,063.41 ,-15,306,898.33 -6,904,161.3799999999 -82100701.959999993%,V431200 431200 EIE depreciation uncons sub 0 9,706,613.5199999996 17,428,119.309999999 7,882,695.6799999997 8,238,736.8899999997 14,668,171.539999999 13,573,335.29999999 71497671.969999999%,V431210 431210 EIE def gain acc amrt unc sub 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V431220 431220 EIE def inc tax exp uncons sub 0 -,785,151.8 0 96,947.64 45,931.14 43,020.7 -1,446,674.23 -2045927.18%,V431230 431230 EIE foreign exchange unc sub 0 -,621,603.25 ,-98,012.24 -,129,668.45 -,362,042.75 ,542,410.28 -,503,465.32 -1172381.73%,V431240 431240 EIE dispositions non ffo 0 0 0 ,832,214.65 1,993.22 0 1,187.19 835395.06%,V431250 431250 EIE unrealized derivatives 0 0 0 0 0 0 596.97 596.97%,V431290 431290 EIE other uncons sub 0 ,404,337.71 0 0 0 0 0 404337.71%,V441020 441020 Unsecured int inc unconsol sub 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,FACCOUNT,X,_ All Accounts 0 -9,883,459.6000000015 -1,784,587.8900000008 -3,185,420.8700000006 -7,199,095.5900000008 -,744,837.80000000121 4,055,184.6599999992 -18742217.089999989%,V (None) 0 -9,930,966.9399999995 -2,047,311.2 -3,215,837.51 -7,199,095.5899999999 -,733,549.42 4,021,860.1 -19104900.559999999%,V03700 03700 Corp Level G A - Latin America 0 0 ,149,428.72 0 0 0 0 149428.72%,V31050 31050 Brazil - Development 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 33,324.559999999998 213254.75%,FDEPTID,X,_ All Departments 0 -9,883,459.5999999996 -1,784,587.89 -3,185,420.8699999996 -7,199,095.5899999999 -,744,837.8 4,055,184.66 -18742217.09%,V03000 03000 ProLogis 0 -3,022,388.95 -1,186,893.1 ,479,641.5 -,338,580.2 -1,855,938.74 4,816,474.8600000003 -1107684.99%,V03017 03017 ProLogis Development Services 0 -4,365.41 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -11656.01%,V03018 03018 ProLogis Logistic Services Inc 0 ,247,690.33000000002 10,728.19 15,829.75 11,225.23 10,579.75 15,639.75 311693%,V03201 03201 PLD Fraser LP 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3%,V03710 03710 PLD LP Singapore_REIT 0 28.560000000000002 ,-69,002.39 ,218,563.92 -1,884,491.27 -2,258.41 ,122,955.77 -1614203.82%,V03715 03715 PLD LP Singapore Reclasses 0 0 0 -1,627,353 1,627,353 0 -7,590 -7590%,V03751 03751 Japan-TRS 0 -,145,828.51999999999 ,-96,391.71 -,139,797.66 -,127,544.4000000001 -,113,685.68000000001 -,147,521.76 -770769.37%,V03755 03755 Japan-Reclasses 0 -,923,549 -,537,696 1,461,245 0 0 -,475,000 -475000%,V03770 03770 Europe-REIT 0 -5,695,309.6500000004 2,014,734.2 3,187,085.21 -5,492,856.4199999999 -1,802,679.15 6,318,393.1900000004 -1470632.8%,V03771 03771 Europe - TRS 0 0 ,158,496.42000000001 15,786,172 ,241,015.23 -,700,161.3 15,237,233.51 30722755.859999999%,V03772 03772 Europe Global Finance 0 0 -1,855,368.94 ,-22,106,156.719999999 -1,380,629.99 1,615,196 ,-22,073,583.309999999 -45800542.960000001%,V03773 03773 Europe - Partnership 0 0 4,479.9000000000005 -4,138.42 ,-18,204.7 ,-12,076.710000000001 2,213.69 -27726.240000000002%,V03775 03775 Europe - Reclasses 0 0 0 0 69,848.42 ,-69,848.42 0 0%,V03790 03790 PLD LP China-REIT 0 ,-18,810.91 ,-17,673.740000000002 ,-18,809.8 ,-18,243.39 ,-18,776.12 ,-18,301.16 -110615.12%,V03795 03795 PLD LP China Reclasses 0 0 0 55,294.450000000004 ,-55,294.450000000004 0 0 0%,V03E00 03E00 ProLogis Eliminations 0 ,847,320.26 ,556,567.92000000004 ,569,105.3 ,695,885.19000000006 ,657,382.79 ,660,120.79 3986381.98%,V23001 23001 ProLogis Canada LLC 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V23510 23510 Palmtree Acquisition Corp 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V23639 23639 PAC Austin Office LLC 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,V51000 51000 Prologis, LP 0 -,259,459.67 ,-27,301.21 -1,497,898.1400000001 ,995,095.69000000006 1,110,289.8600000001 -1,062,635.3500000001 -741908.82000000007%,V51001 51001 Prologis 2, LP 0 87,329.3 57,923 ,117,450.33 ,-20,605.63 ,747,422.93 ,147,554.11000000002 1137073.77%,V51039 51039 AMB ELK GROVE, LLC 0 ,123,062.4000000001 ,123,062.4000000001 ,347,629.43 -,721,930.91 ,584,577.4 -,495,402.87 -39002.870000000003%,V52000 52000 HEADLANDS REALTY CORPORATION 0 -,717,797.9 -,679,901.58 -,636,752.66 -,730,044.85 -,794,284.16 -,126,000 -3684780.34%,V5250C 5250C AMB Inst All Fd 2 (Corp Elim) 0 56,957.99 22,499.10000000002 59,782.51 ,-20,642.43 -3,525.98 -,511,969.98000000004 -396898.88%,V5252E 5252E MET 4/12 & MET PHSE (Elim) 0 -,223.48000000000002 ,284,740.75 ,292,728.15000000002 ,173,315.67 ,141,115.49 ,174,501.6 1066178.18%,V5253E 5253E AMB AFCO (Elimination) 0 -,176,390.37 -,149,375.30000000002 -,630,708.47999999998 ,-57,495.93 ,200,901.76000000001 ,456,582.23 -356486.09%,V5256C 5256C Portview Cmm Cntr (Corp Elim) 0 59,411.49 58,092.590000000004 ,116,868.33 17,978.43 -,188,285.32 ,395,796.74 459862.26%,V5260C 5260C AMB AMS (Corp Elim) 0 ,-22,514.720000000001 ,-19,752.28 ,-16,303 -,166,345.92000000001 11,945.64 ,531,820.23 318849.95%,V55007 55007 AMB Property Mexico Holding 0 ,-91,041.77 25,241.61 -,160,535.95000000001 16,832.43 -6,393 ,-23,421.10000000002 -239317.69%,V55008 55008 AMB Property Mex SA de CV 0 ,-15,010.42 -,641.91 -,141,431.85 ,-51,438.29 3,223.44 -,150,048.31 -355347.34%,V5500S 5500S PLD MX Uncolsolid Adjustments 0 0 0 ,748,148.99 0 0 ,748,141.6 1496290.59%,V55017 55017 Galeria de Galerias San Angel 0 0 0 0 0 0 ,-31,911.5 -31911.5%,V55030 55030 G Accion Vivienda XVIII 0 1,655.25 3,123.9300000000003 15.280000000000001 0 0 -7,084.14 -2289.6799999999998%,V55501 55501 Prologis Brazil QH, LLC 0 -,149,428.72 -1,127,320.48 -,800,757.54 0 0 2,077,506.74 0%,V55505 55505 Pld Brazil Finco Part Ltda 0 ,-68,725.100000000006 -,637,398.84 -,452,430.6 30,041.52 -,251,446.52000000002 -,356,887.87 -1736846.87%,V55702 55702 PLD Brazil MC Own Part Ltda 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 90203.36%,V5670E 5670E AMB BRAZIL LOG (Elim) 0 0 1,276,749.2 ,800,757.54 0 0 -2,077,506.74 0%,FBUSINESS_UNIT,X,_ All Business Units 0 -9,883,459.6000000015 -1,784,587.89 -3,185,420.8700000006 -7,199,095.5899999989 -,744,837.79999999888 4,055,184.6600000039 -18742217.090000004%,V (None) 0 -2,595,854.62 4,903,290.34 ,873,543.61 4,786,989.8899999997 6,723,719.6600000001 9,873,365.5099999998 24565054.390000001%,V03B238 03B238 Shareholder Loan 0 ,-92,883.400000000009 44,480.9 25,443.11 ,-69,951.759999999995 35,313.99 27,567.18 -30029.98%,V03B239 03B239 Bridge Loan 0 0 0 0 0 ,-45,555.13 ,-12,840.67 -58395.8%,V03UAMT 03UAMT USUB-Def Gain-Accum Amort 0 0 137.01 0 0 0 0 137.01%,V03UINT 03UINT USUB-Interest Income 0 -,522,157 0 0 0 0 0 -522157%,V03UIPS 03UIPS Uncons sub invest-pref shares 0 -1,092,804.6200000001 0 0 0 0 0 -1092804.6200000001%,VDEPRE DEPRE Depreciation & Amortization 0 0 0 0 -,145.67000000000002 145.67000000000002 0 0%,VFFO FFO Funds from Operations 0 -5,579,759.96 -6,732,496.1399999997 -4,084,407.59 ,-11,915,988.50000001 -7,458,461.9900000002 -5,832,907.3600000003 -41604021.090000004%,FPRODUCT,X,_ All Products 0 -9,883,459.6000000015 -1,784,587.8899999997 -3,185,420.87 -7,199,095.5900000008 -,744,837.79999999981 4,055,184.6599999992 -18742217.090000004%,V (None) 0 -9,759,649.7300000004 -1,191,669.96 -2,735,840.5 -7,159,185.3399999999 -,490,029.85000000003 2,468,660.88 -18867714.050000001%,V03001 03001 ProLogis Limited Partnership I 0 ,116,310.83 ,126,386.16 ,172,695.73 ,121,284.16 0 0 536676.88%,V15105 15105 ProLogisNA2 IndustrialFndSubLP 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V52501 52501 PLD INSTITT'L ALIANCE FUND II 0 0 0 0 -0.01 0.01 0 0%,V52521 52521 Met Phase I 95, Ltd. 0 -,116,310.83 -,126,386.16 -,172,695.73 -,121,284.16 0 0 -536676.88%,V52600 52600 Prologis AMS, L.P. 0 -0.01 0.01 0 0 0.01 0 0.01%,V54021 54021 AMB-Accion Los Altos Ind Prk 3 0 0 0 0 0 0 -,278.45999999999998 -278.45999999999998%,V54037 54037 AMB Ocotillo S de RL de CV 0 -4,281.93 -4,005.6800000000003 -4,282 138.19 9,273.3000000000011 -4,143.8100000000004 -7301.93%,V54043 54043 AMB-Accion GDL 2 0 -1,463.75 -1,369.31 -1,464.1 47.47 -2,927.75 -2,880.4 -10057.39%,V55505 55505 Pld Brazil Finco Part Ltda 0 -,149,428.72 ,149,428.72 0 0 0 2,077,506.74 2077506.74%,V55703 55703 PLD CCP Logistica Ltda 0 0 0 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 -70598.570000000007%,V56007 56007 AMB-Accion San Martin Obispo 1 0 -2,715.18 -,682.15 -1,755.29 2,416.9500000000003 -3,841.4 -1,698.66 -8275.73%,V56009 56009 AMB-Accion Cntro Logis Prque 1 0 ,-44,989.64 38,135.550000000003 -3,421.2 ,-72,408.7 31,072.83 -3,310.6800000000003 -54921.66%,V56011 56011 AMB-Accion San Martn Obspo II 0 ,-18,991.920000000002 8,999.9 -9,495.9600000000009 -4,949.58 ,-11,769.15 ,-25,416.68 -61623.39%,V56013 56013 AMB-Accion GDL 1 0 -1,885.98 -,954.5000000000007 -,942.99 4,163.99 -3,496.48 -,912.57 -4028.08%,V56015 56015 AMB-Accion Los Altos Ind Prk 1 0 -4,803.4400000000005 154.92000000000002 -2,401.7200000000003 1,437.7 -4,321.43 -2,324.25 -12258.220000000001%,V56019 56019 AMB-Accion Apodaca Ind Park 2 0 -1,734.6200000000001 -55.7 -,867.31000000000006 1,090.5899999999999 -1,846.25 -,839.33 -4252.62%,V56021 56021 AMB-Accion Corrgidra Dst Cntr 0 -,575.58000000000004 18.52 -,287.79000000000002 287.87 -,575.66 0 -1132.6400000000001%,V56023 56023 AMB-Accion Arbolada Dist Cntr 0 -2,176.62 -,494.18 -1,088.31 -2,226.9900000000002 -,518.97 -1,053.22 -7558.29%,V56110 56110 Inmob Plza Opcion d los Insrgt 0 -9,264.74 4,733.8 -1,561 50.75 -3,122.11 -1,510.56 -10674.58%,V56700 56700 PLD Brazil Log Prtns Fund I LP 0 ,149,428.72 -,149,428.72 0 0 0 0 0%,V56703 56703 AMB CCP Rio Guandu Empre Imobi 0 -,212.9 -4,033.14 -6,886.21 -1,807.92 -4,440.99 -5,350.54 -22730.89%,V56705 56705 PLD CCP Cajamar Emp Imob Ltda 0 ,-69,606.28 -,571,842.27 -,377,072.67 17,851.689999999999 -,209,341.19 -,307,939.95 -1517950.67%,V56707 56707 PLD CCP SJap Emp Imob Ltda 0 -36.06 -,320.58 -,197.31 -4,869.600000000004 -7,224.96 -5,189.4 -17837.010000000002%,V56709 56709 PLD CCP Tonolli Emp Imob Ltda 0 2,940.86 ,-12,398.69 ,-24,238.100000000002 -,619.44000000000005 -5,579.2300000000005 -3,777.9300000000003 -43672.53%,V56711 56711 PLD CCP 2 Emp Imob Ltda 0 -,525.82000000000005 -1,748.71 -1,376 -,174.43 -1,166.72 -1,180.8500000000001 -6172.53%,V56713 56713 AMB CCP Jordanesia Emp Ltda. 0 ,-11,847.130000000001 7,808.1500000000005 -2,204.11 15,123 16,809.97 6,561.21 32251.09%,V56715 56715 PLD CCP 4 Tucano 1 Emp Imo Ltd 0 19,368.100000000002 -,210.91 -1,318.77 -4,436.55 -3,548.81 -2,562.14 7290.92%,V56717 56717 PLD CCP 5 Emp Imob Ltda 0 0 0 0 8,528.74 -1,461.93 -1,636.74 5430.07%,V56720 56720 AMB CCP 3 Emp Imo Ltda 0 -8,806.68 ,-54,652.69 ,-39,136.89 696.46 ,-34,308.559999999998 ,-34,373.300000000003 -170581.66%,V56723 56723 PLD CCP 6 Emp Imob Ltda 0 0 0 0 -,250.97 -1,184.1000000000001 -1,438.59 -2873.66%,FAFFILIATE,X,_ All Affiliates 0 -9,883,459.5999999996 -1,784,587.89 -3,185,420.87 -7,199,095.589999998 -,744,837.79999999993 4,055,184.6599999997 -18742217.089999996%,V (None) 0 ,149,428.72 -,149,428.72 0 0 0 0.02 0.02%,V0303035 0303035 ProLogis California I LLC 0 -1,118,448.1000000001 -1,074,239.1000000001 ,771,135.16 0 0 0 -1421552.04%,V0303035%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 -,436,704.10000000003 -,200,469.28 -,163,931.97 -,213,242.89 -,155,285.69 -,196,955.65 -1366589.58%,V0303035,V0303040%,V0303300 0303300 KPJV, LLP (AFLCIO) 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3%,V0303035,V0303040,V0303300%,V0303712 0303712 European Partnership II 0 -4,728,752.97 -1,137,869.75 -,490,940.34 -2,627,898.1 -2,387,309.9500000002 -3,824,881.9699999997 -15197653.08%,V0303035,V0303040,V0303300,V0303712%,V0303714 0303714 AMB Europe Logistics Fund 0 -1,097,903.3999999999 1,429,100.23 -2,187,067.2200000002 -3,874,274.3200000003 1,554,014 4,069,753.52 -106377.19%,V0303035,V0303040,V0303300,V0303712,V0303714%,V0303715 0303715 AMB Allianz Europe Logistics 0 ,131,705.19 ,100,818.76000000001 ,-15,419.41 ,-78,654.44 18,155.7 ,-20,870.82 135734.35%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715%,V0303871 0303871 AMB Japan Fund I, L.P. 0 -,923,549 -,532,958.75 -,141,875.45000000001 -,295,639.96000000002 -,209,101.30000000002 -,420,271.21 -2523395.67%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871%,V0303872 0303872 AMB China Logistics Venture I 0 ,-18,782.36 ,-91,413.37 ,230,816.2000000002 ,-35,036.15 ,188,066.77 42,335.82 315986.73%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872%,V0314000 0314000 NAIF 0 -,347,649.98 -,243,614.91 -,109,953.78 -,133,193 -1,821,698.56 ,-41,679.19 -2697789.42%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000%,V0314001 0314001 NAIF A 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001%,V0315000 0315000 PLD NA2 Fund 0 -,514,005.75 0 0 0 0 0 -514005.75%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000%,V0316081 0316081 ProLogis MX Fund Sub LP 0 -,622,837.39 ,111,101.86 ,166,962.45000000001 ,123,368.33 93,209.55 50,236.89 -77958.31%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081%,V0317000 0317000 ProLogis NA3 Fund 0 ,976,330.71 ,919,619.4 ,378,149.8 ,576,221.93000000005 ,680,260.68 5,659,386.3300000001 9189968.4900000002%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000%,V0355703 0355703 AMB CCP Logística Ltda. 0 47,507.340000000004 ,-48,286.96 0 0 0 0 -779.62%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703%,V0356700 0356700 Brazil Fund-Consolid 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700%,V0356701 0356701 Brzil Fund Unconsolidated 0 ,-68,725.100000000006 -,475,817.29000000004 -,422,013.42 30,041.52 -,262,734.90000000002 -,446,614.7 -1645863.8900000001%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701%,V0356000 0356000 AMB SGP Mexico 0 -,445,516.27 ,-96,434.66 ,305,353.95 ,114,281.79000000001 ,298,816.86 ,431,657.66000000003 608159.32999999996%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356000,V0357000 0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356000,V0357000 US Logistics Fund 0 ,-15,440.9 ,302,784.56 -1,314,114.73 ,789,506.58000000007 ,882,399.4 ,267,133.34999999998 912267.9%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356000,V0357000%,V0303179 0303179 East Gate Land-Park 70 Land 0 17,216.96 10,728.19 15,829.75 11,225.23 10,579.75 15,639.75 81219.63%,V0303180 0303180 Bldg #2 23655 E 19 Ave Aurora 0 2,723.8 5,247.9000000000005 4,926.3 2,692.5 3,499.9500000000003 4,149.1499999999996 23239.600000000002%,V0303855 0303855 Barton Business Park Ltd 0 0 0 0 0 -,154,428.70000000001 0 -154428.70000000001%,V0303869 0303869 Narashino 3 0 ,-47,686.76 ,-29,381.8 ,-46,194.98 ,-31,929.9 ,-48,188.68 ,-49,167.97 -252548.56%,V0303870 0303870 Ichikawa II 0 ,-98,141.760000000009 ,-67,010.63 ,-93,602.680000000008 ,-95,614.95 ,-65,497 ,-98,353.790000000008 -518220.81%,V0323585 0323585 Seton Venture 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,V0352500 0352500 AMB Inst Alliance Fund 2 0 0 0 0 -0.01 0.01 0 0%,V0352600 0352600 AMB AMS LP 0 -0.01 0.01 0 0 0.01 0 0.01%,V0356100 0356100 G. Accion-Unconsol 0 ,-20,778.28 -5,560.71 -,282,409.60000000003 35,396.65 ,-11,147.35 -,169,607.26 -454106.55%,V0357100 0357100 AMB DFS Fund I 0 30,806.65 19,682.11 19,484.25 25,303.82 19,833.38 16,784.39 131894.6%,V0357200 0357200 AMB Elk Grove LLC (Du Page) 0 ,123,062.4000000001 ,123,062.4000000001 ,347,629.43 -,721,930.91 ,584,577.4 -,495,402.87 -39002.870000000003%,V0357201 0357201 Majestic Realty (Pico Rivera) 0 41,241.85 17,212.5 72,980.290000000008 ,-83,670.84 ,488,929.75 88,546.14 625239.24%,V0357202 0357202 Maj Realty (Mnte Vsta Spctrum) 0 16,474.55 -,672.9 12,200.64 ,-43,186.78 ,118,372 -1,623.78 101563.73%,V0357203 0357203 Majestic Realty (Sterling 1) 0 19,475.670000000002 10,819.23 35,995.120000000003 37,427.18 90,853.5 18,708.46 213279.16%,V0357204 0357204 Majestic Realty (Sterling 2) 0 17,132.10000000002 13,372.130000000001 34,044.520000000004 -6,159 86,798 17,508.9 162695.75%,V0357205 0357205 Majestic Realty (Sterling 3) 0 10,564.61 6,594.92 18,986.57 5,063.2700000000004 53,252.18 10,263.42 104724.97%,V0357206 0357206 Nash Logistics LLC 0 ,-13,246.550000000001 ,-13,246.550000000001 ,-14,404.84 12,731.36 ,-11,412.56 ,-12,044.25 -51623.39%,V0357211 0357211 S A Logistics 0 -,717,797.9 -,679,901.58 -,636,752.66 -,730,044.85 -,794,284.16 -,126,000 -3684780.34%,V03CNN00701 03CNN00701 PLD Dalian Log Ctr Ph I 0 0.01 -0.01 0 0 0 0 0%,V03GE018 03GE018 PLD Germany VI BV 0 0 0 -,344.1 0 0 -2,950.69 -3294.7000000000003%,V03GE026 03GE026 PLD Germany XI BV 0 0 0 1,573.67 0 0 -7,278.93 -5705.26%,V03GE046 03GE046 ProLogis Germany XX BV 0 0 0 -1,144.71 0 0 -5,111.84 -6256.55%,V03GE055 03GE055 PLD Germany XXX BV 0 0 0 359.68 0 0 -7,880.81 -7521.13%,V03GE057 03GE057 PLD Germany XXXII BV 0 0 0 1,482.27 0 0 -2,326.9299999999998 -844.66%,V03GE063 03GE063 ProLogis Germany XXXVIII BV 0 0 0 -6,257.4400000000005 0 0 ,-27,879.58 -34137.020000000004%,V03GE069 03GE069 PLD Germany XLIV BV 0 0 0 5,883.7300000000005 0 0 -7,623.3600000000006 -1739.63%,V03GE070 03GE070 PLD Germany XLV BV 0 0 0 -1,428.99 0 0 ,-14,578.82 -16007.81%,V03GE073 03GE073 ProLogis Germany XLVIII BV 0 0 0 4,743.92 0 0 3,989.6 8733.52%,V03GE078 03GE078 PLD Germany LIII BV 0 0 0 3,441.3 0 0 2,074.4299999999998 5515.46%,V03GE082 03GE082 PLD Germany LVI BV 0 0 0 34,146.97 0 0 33,469.82 67616.790000000008%,V03GE084 03GE084 ProLogis Germany LVIII BV 0 0 0 1,435.68 0 0 2,448.66 3884.34%,V03GE085 03GE085 PLD Germany LIII BV 0 0 0 1,484.29 0 0 0 1484.29%,V03GE086 03GE086 ProLogis Germany LX BV 0 0 0 -1,079.8600000000001 0 0 0 -1079.8600000000001%,V03GE088 03GE088 ProLogis Germany LXII BV 0 0 0 -3,699.2 0 0 ,-16,045.24 -19744.260000000002%,V03GE092 03GE092 ProLogis Germany LXVI BV 0 0 0 4,482.62 0 0 -,966.71 3515.91%,V03GE098 03GE098 ProLogis Germany LXVII BV 0 0 0 -1,416.45 0 0 ,-11,041.27 -12457.720000000001%,V03GE099 03GE099 PLD Germany LIII BV 0 0 0 8,954.93 0 0 7,389.52 16344.45%,V03GE101 03GE101 ProLogis Germany LXX B.V 0 0 0 2,567.7200000000003 0 0 -6,467.71 -3899.9900000000002%,V03GE105 03GE105 ProLogis Germany LXXIV BV 0 0 0 14,426.35 0 0 6,451.2 20877.55%,V03GE107 03GE107 ProLogis Germany LXXVI BV 0 0 0 1,870.7 0 0 -3,335.61 -1464.91%,V03GE108 03GE108 PLD Germany LXXVII BV 0 0 0 1,109.9000000000001 0 0 -1,653.57 -543.66999999999996%,V03GE109 03GE109 ProLogis Germany LXXVIII BV 0 0 0 979.13 0 0 -2,112.81 -1133.68%,V03GE110 03GE110 Prologis Germany LXXXV B.V 0 0 0 1,629.71 0 0 -1,370.38 259.33%,V03GE112 03GE112 ProLogis Germany LXXXI B.V. 0 0 0 823.09 0 0 -2,579.6 -1756.51%,V03GE115 03GE115 ProLogis Germany LXXXIV B.V. 0 0 0 1,464.66 0 0 -3,978.58 -2513.92%,V03GE116 03GE116 PLD Germany LXXXV B.V. 0 0 0 -,208.88 0 0 -9,318.11 -9526.99%,V03GE122 03GE122 ProLogis Germany XCI B.V. 0 0 0 11,916.49 0 0 10,980.23 22896.720000000001%,V03GE128 03GE128 ProLogis Germany XCVII B.V. 0 0 0 -5,317.28 0 0 ,-19,187.150000000001 -24504.43%,V03GE137 03GE137 ProLogis Germany CVI B.V 0 0 0 -4,021.34 0 0 -7,844.8600000000006 -11866.2%,V03GE148 03GE148 ProLogis Germany CXVII B.V. 0 0 0 1,083.82 0 0 0 1083.82%,V03GE151 03GE151 ProLogis Germany CXX B.V. 0 0 0 939.05000000000007 0 0 541.04999999999995 1480.1000000000001%,V03GE152 03GE152 ProLogis Germany CXXI B.V. 0 0 0 -,735.75 0 0 -3,470.14 -4205.8900000000003%,V03GE155 03GE155 ProLogis Germany CXXIV B.V. 0 0 0 3,500.34 0 0 3,402.26 6902.6%,V03GE159 03GE159 ProLogis Germany CXXVIII B.V 0 0 0 -,802.72 0 0 0 -802.72%,V03GE185 03GE185 ProLogis Germany CLIV B.V. 0 0 0 636.95000000000005 0 0 0 636.95000000000005%,V03GE222 03GE222 ProLogis Germany CXCI B.V. 0 0 0 7,663.5 0 0 -2,706.1 4956.95%,V03GE235 03GE235 ProLogis Germany CCIV B.V 0 0 0 -1,368.3 0 0 ,-10,094.800000000001 -11463.1%,V03GE236 03GE236 ProLogis Germany CCIV B.V 0 0 0 -1,538.6200000000001 0 0 -5,345.99 -6884.6100000000006%,V03GE237 03GE237 ProLogis Germany CCIV B.V 0 0 0 4,147.8900000000003 0 0 9.9600000000000009 4157.8500000000004%,V03UK217 03UK217 Joint Venture M&S Lima 0 -,358.47 ,-69,707.839999999997 -,536,995.23 -0.6 0 -,627,350.81000000006 -1234412.95%,FPROJECT_ID,X,_ All Project IDs 0 -9,883,459.6000000034 -1,784,587.8900000001 -3,185,420.8699999987 -7,199,095.5900000008 -,744,837.80000000109 4,055,184.6599999978 -18742217.089999992%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V430000 430000 Equity in earnings of related 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V431100 431100 EIE FFO unconsolidated sub 0 ,-14,551,258.77 ,-16,955,582.780000001 -8,093,044.8700000001 ,-12,977,382.880000001 ,-13,668,110.65 -4,742,476.33 -70987856.280000001%,V431200 431200 EIE depreciation uncons sub 0 8,782,208.4600000009 16,509,797.41 5,653,256.5800000001 8,421,462.299999993 12,608,208.7 12,861,725.130000001 64836657.68%,V431210 431210 EIE def gain acc amrt unc sub 0 -,773,796.24 -,600,632.5 -,601,623.73 -,600,925.51 -,596,044.54 -,586,168.12 -3759190.64%,V431220 431220 EIE def inc tax exp uncons sub 0 -,785,151.8 0 96,947.64 45,931.14 43,020.7 -1,446,674.23 -2045927.18%,V431230 431230 EIE foreign exchange unc sub 0 -,621,603.25 ,-98,012.24 -,129,668.45 -,362,042.75 ,542,410.28 -,503,465.32 -1172381.73%,V431240 431240 EIE dispositions non ffo 0 0 0 ,832,214.65 1,993.22 0 1,187.19 835395.06%,V431250 431250 EIE unrealized derivatives 0 0 0 0 0 0 596.97 596.97%,V431290 431290 EIE other uncons sub 0 ,404,337.71 0 0 0 0 0 404337.71%,V441020 441020 Unsecured int inc unconsol sub 0 -1,717,400.33 20,089.560000000001 12,880.77 -,143,949.21 ,-44,573.9 -7,711.85 -1880664.96 252098.54000000004 Amort %,FACCOUNT,X,_ All Accounts 0 -9,412,092.9399999995 -,974,911.83000000217 -2,229,037.41 -5,614,913.9600000018 -1,115,090.67 5,577,013.4400000013 -13769033.370000001%,V (None) 0 -9,459,600.2799999993 -1,237,635.1400000001 -2,259,454.499999998 -5,614,913.96 -1,103,802.29 5,543,688.8799999999 -14131716.84%,V03700 03700 Corp Level G A - Latin America 0 0 ,149,428.72 0 0 0 0 149428.72%,V31050 31050 Brazil - Development 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 33,324.559999999998 213254.75 -1152991.1900000004 EIE %,FDEPTID,X,_ All Departments 0 -9,412,092.9399999995 -,974,911.83000000019 -2,229,037.4099999997 -5,614,913.96 -1,115,090.67 5,577,013.4399999995 -13769033.369999999 -33891395.230000004 EIE depreciation uncons sub -3180.41 EIE dispositions non ffo %,V03000 03000 ProLogis 0 -2,327,221.21 -,486,144.27 1,043,819.78 ,354,612.49 -1,202,055.8999999999 5,472,446.5 2855457.39 1357723.02 EIE def inc tax exp uncons sub %,V03017 03017 ProLogis Development Services 0 -4,365.41 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -11656.01 323097.78999999998 EIE foreign exchange unc sub %,V03018 03018 ProLogis Logistic Services Inc 0 ,230,473.37 0 0 0 0 0 230473.37 -596.97 EIE unrealized derivatives %,V03201 03201 PLD Fraser LP 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3 1783138.17 EIE def gain acc amrt unc sub %,V03710 03710 PLD LP Singapore_REIT 0 28.560000000000002 ,-69,002.39 ,218,563.92 -1,884,491.27 -2,258.41 ,122,955.77 -1614203.82 252098.54000000004 Amort %,V03715 03715 PLD LP Singapore Reclasses 0 0 0 -1,627,353 1,627,353 0 -7,590 -7590 -31332106.279999994%,V03755 03755 Japan-Reclasses 0 -,923,549 -,537,696 1,461,245 0 0 -,475,177.7 -475177.07%,V03770 03770 Europe-REIT 0 -5,694,942.499999998 2,246,955.8199999998 -2,619,152.91 -5,771,519.5600000005 ,-65,588.960000000006 1,714,741.94 -10189505.720000001 -31332106.280000001 FFO as reported %,V03772 03772 Europe Global Finance 0 0 -1,859,385.53 ,-70,213.100000000006 -,808,898.44000000006 -,715,776.35 -1,544,188.22 -4998461.6399999997%,V03775 03775 Europe - Reclasses 0 -9.1300000000000008 4,478.95 -4,060.96 -,408.86 ,-33,775.57 53,447.1 19671.439999999999 0%,V03790 03790 PLD LP China-REIT 0 0 0 0 0 0 -,110,438.5 -110438.05%,V03795 03795 PLD LP China Reclasses 0 ,-18,810.920000000002 ,-17,673.73 36,484.65 ,-73,537.84 ,-18,776.12 92,313.96 0%,V23001 23001 ProLogis Canada LLC 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V23510 23510 Palmtree Acquisition Corp 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V51000 51000 Prologis, LP 0 -,376,822.18 ,162,940.67000000001 -1,693,423.76 ,947,390.35 1,145,838 ,-15,425.64 170497.44%,V51001 51001 Prologis 2, LP 0 -,516.33000000000004 10,124.89 ,-43,943.90000000004 26,400.53 27,400.11 8,932.75 28398.86%,V55007 55007 AMB Property Mexico Holding 0 ,-77,872.98 38,659.33 ,-13,796.91 ,-70,188.17 4,703.49 ,-35,833.85 -154329.09%,V55008 55008 AMB Property Mex SA de CV 0 -5,745.68 -5,374.99 -5,746.1 185.66 3,274.3 -7,023.85 -20430.57%,V5500S 5500S PLD MX Uncolsolid Adjustments 0 0 0 ,748,148.99 0 0 ,748,141.6 1496290.59%,V55501 55501 Prologis Brazil QH, LLC 0 -,149,428.72 -1,127,320.48 0 0 0 0 -1276749.2%,V55505 55505 Pld Brazil Finco Part Ltda 0 ,-68,725.100000000006 -,637,398.84 -,452,430.6 30,041.52 -,251,446.52000000002 -,356,887.87 -1736846.87%,V55702 55702 PLD Brazil MC Own Part Ltda 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 90203.36%,V5670E 5670E AMB BRAZIL LOG (Elim) 0 0 1,276,749.2 0 0 0 0 1276749.2%,FBUSINESS_UNIT,X,_ All Business Units 0 -9,412,092.9400000013 -,974,911.83000000031 -2,229,037.4099999997 -5,614,913.9600000009 -1,115,090.67 5,577,013.4400000004 -13769033.370000001%,V (None) 0 -2,337,908.81 5,495,713.3099999996 1,292,992.3 6,106,146.6699999999 6,187,890.7400000002 10,111,032.59 26855866.530000001%,V03B238 03B238 Shareholder Loan 0 ,-83,618.66 33,284.340000000004 33,467.590000000004 ,-70,002.509999999995 35,364.85 26,006.7 -25498.32%,V03B239 03B239 Bridge Loan 0 0 0 0 0 ,-45,555.13 ,-12,840.67 -58395.8%,V03UAMT 03UAMT USUB-Def Gain-Accum Amort 0 0 137.01 0 0 0 0 137.01%,V03UINT 03UINT USUB-Interest Income 0 -,522,157 0 0 0 0 0 -522157%,V03UIPS 03UIPS Uncons sub invest-pref shares 0 -1,092,804.6200000001 0 0 0 0 0 -1092804.6200000001%,VDEPRE DEPRE Depreciation & Amortization 0 0 0 0 -,145.67000000000002 145.67000000000002 0 0%,VFFO FFO Funds from Operations 0 -5,375,603.8499999996 -6,504,046.4900000002 -3,555,497.300000003 ,-11,650,912.449999999 -7,292,936.7999999998 -4,547,184.55 -38926181.170000002%,FPRODUCT,X,_ All Products 0 -9,412,092.9399999995 -,974,911.83000000101 -2,229,037.41 -5,614,913.959999999 -1,115,090.67 5,577,013.4400000004 -13769033.370000001%,V (None) 0 -9,148,119.999999996 -,520,226.5 -1,787,481.7 -5,574,952.9699999997 -,860,333.56 6,066,485.8399999999 -11824626.91%,V15105 15105 ProLogisNA2 IndustrialFndSubLP 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V54021 54021 AMB-Accion Los Altos Ind Prk 3 0 0 0 0 0 0 -,278.45999999999998 -278.45999999999998%,V54037 54037 AMB Ocotillo S de RL de CV 0 -4,281.93 -4,005.6800000000003 -4,282 138.19 9,273.3000000000011 -4,143.8100000000004 -7301.93%,V54043 54043 AMB-Accion GDL 2 0 -1,463.75 -1,369.31 -1,464.1 47.47 -2,927.75 -2,880.4 -10057.39%,V55505 55505 Pld Brazil Finco Part Ltda 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V55703 55703 PLD CCP Logistica Ltda 0 0 0 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 -70598.570000000007%,V56007 56007 AMB-Accion San Martin Obispo 1 0 -2,715.18 -,682.15 -1,755.29 2,416.9500000000003 -3,841.4 -1,698.66 -8275.73%,V56009 56009 AMB-Accion Cntro Logis Prque 1 0 ,-44,989.64 38,368.31 -3,653.78 ,-72,408.7 31,072.83 -3,310.6800000000003 -54921.66%,V56011 56011 AMB-Accion San Martn Obspo II 0 ,-18,991.920000000002 612.65 -1,108.71 -4,949.58 ,-11,769.15 ,-25,416.68 -61623.39%,V56013 56013 AMB-Accion GDL 1 0 -1,885.98 60.84 -1,957.88 4,163.99 -3,496.48 -,912.57 -4028.08%,V56015 56015 AMB-Accion Los Altos Ind Prk 1 0 -4,803.4400000000005 154.94 -2,401.7400000000002 1,437.7 -4,321.43 -2,324.25 -12258.220000000001%,V56019 56019 AMB-Accion Apodaca Ind Park 2 0 -1,734.6200000000001 55.96 -,978.97 1,090.5899999999999 -1,846.25 -,839.33 -4252.62%,V56021 56021 AMB-Accion Corrgidra Dst Cntr 0 -,575.58000000000004 18.57 -,287.84000000000003 287.87 -,575.66 0 -1132.6400000000001%,V56023 56023 AMB-Accion Arbolada Dist Cntr 0 -2,176.62 70.210000000000008 -1,652.7 -2,226.9900000000002 -,518.97 -1,053.22 -7558.29%,V56110 56110 Inmob Plza Opcion d los Insrgt 0 0 0 0 0 -3,071.25 0 -3071.25%,V56703 56703 AMB CCP Rio Guandu Empre Imobi 0 -,212.9 -4,033.14 -6,886.21 -1,807.92 -4,440.99 -5,350.54 -22730.89%,V56705 56705 PLD CCP Cajamar Emp Imob Ltda 0 ,-69,606.28 -,571,842.27 -,377,072.67 17,851.689999999999 -,209,341.19 -,307,939.95 -1517950.67%,V56707 56707 PLD CCP SJap Emp Imob Ltda 0 -36.06 -,320.58 -,197.31 -4,869.600000000004 -7,224.96 -5,189.4 -17837.010000000002%,V56709 56709 PLD CCP Tonolli Emp Imob Ltda 0 2,940.86 ,-12,398.69 ,-24,238.100000000002 -,619.44000000000005 -5,579.2300000000005 -3,777.9300000000003 -43672.53%,V56711 56711 PLD CCP 2 Emp Imob Ltda 0 -,525.82000000000005 -1,748.71 -1,376 -,174.43 -1,166.72 -1,180.8500000000001 -6172.53%,V56713 56713 AMB CCP Jordanesia Emp Ltda. 0 ,-11,847.130000000001 7,808.1500000000005 -2,204.11 15,123 16,809.97 6,561.21 32251.09%,V56715 56715 PLD CCP 4 Tucano 1 Emp Imo Ltd 0 19,368.100000000002 -,210.91 -1,318.77 -4,436.55 -3,548.81 -2,562.14 7290.92%,V56717 56717 PLD CCP 5 Emp Imob Ltda 0 0 0 0 8,528.74 -1,461.93 -1,636.74 5430.07%,V56720 56720 AMB CCP 3 Emp Imo Ltda 0 -8,806.68 ,-54,652.69 ,-39,136.89 696.46 ,-34,308.559999999998 ,-34,373.300000000003 -170581.66%,V56723 56723 PLD CCP 6 Emp Imob Ltda 0 0 0 0 -,250.97 -1,184.1000000000001 -1,438.59 -2873.66%,FAFFILIATE,X,_ All Affiliates 0 -9,412,092.9399999995 -,974,911.82999999984 -2,229,037.41 -5,614,913.9599999981 -1,115,090.6700000002 5,577,013.4400000013 -13769033.370000001%,V0303035 0303035 ProLogis California I LLC 0 -1,118,448.1000000001 -1,074,239.1000000001 ,771,135.16 0 0 0 -1421552.04%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 -,436,704.10000000003 -,200,469.28 -,163,931.97 -,213,242.89 -,155,285.69 -,196,955.65 -1366589.58%,V0303300 0303300 KPJV, LLP (AFLCIO) 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3%,V0303712 0303712 European Partnership II 0 -4,728,752.97 -1,137,869.75 -,490,940.34 -2,627,898.1 -2,387,309.9500000002 -3,824,881.9699999997 -15197653.08%,V0303714 0303714 AMB Europe Logistics Fund 0 -1,097,903.3999999999 1,429,100.23 -2,187,067.2200000002 -3,874,274.3200000003 1,554,014 4,069,753.52 -106377.19%,V0303715 0303715 AMB Allianz Europe Logistics 0 ,131,705.19 ,100,818.76000000001 ,-15,419.41 ,-78,654.44 18,155.7 ,-20,870.82 135734.35%,V0303871 0303871 AMB Japan Fund I, L.P. 0 -,923,549 -,532,958.75 -,141,875.45000000001 -,295,639.96000000002 -,209,101.30000000002 -,420,271.21 -2523395.67%,V0303872 0303872 AMB China Logistics Venture I 0 ,-18,782.36 ,-91,413.37 ,230,816.2000000002 ,-35,036.15 ,188,066.77 42,335.82 315986.73%,V0314000 0314000 NAIF 0 -,347,649.98 -,243,614.91 -,109,953.78 -,133,193 -1,821,698.56 ,-41,679.19 -2697789.42%,V0314001 0314001 NAIF A 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V0315000 0315000 PLD NA2 Fund 0 -,514,005.75 0 0 0 0 0 -514005.75%,V0316081 0316081 ProLogis MX Fund Sub LP 0 -,622,837.39 ,111,101.86 ,166,962.45000000001 ,123,368.33 93,209.55 50,236.89 -77958.31%,V0317000 0317000 ProLogis NA3 Fund 0 ,976,330.71 ,919,619.4 ,378,149.8 ,576,221.93000000005 ,680,260.68 5,659,386.3300000001 9189968.4900000002%,V0355703 0355703 AMB CCP Logística Ltda. 0 47,507.340000000004 ,-48,286.96 0 0 0 0 -779.62%,V0356000 0356000 AMB SGP Mexico 0 -,445,516.27 ,-96,434.66 ,305,353.95 ,114,281.79000000001 ,298,816.86 ,431,657.66000000003 608159.32999999996%,V0356700 0356700 Brazil Fund-Consolid 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V0356701 0356701 Brzil Fund Unconsolidated 0 ,-68,725.100000000006 -,475,817.29000000004 -,422,013.42 30,041.52 -,262,734.90000000002 -,446,614.7 -1645863.8900000001%,V0357000 0357000 US Logistics Fund 0 ,-15,440.9 ,302,784.56 -1,314,114.73 ,789,506.58000000007 ,882,399.4 ,267,133.34999999998 912267.9%,FPROJECT_ID,X,_ All Project IDs 0 -9,412,092.9400000032 -,974,911.82999999961 -2,229,037.41 -5,614,913.9600000009 -1,115,090.67 5,577,013.4399999995 -13769033.369999994

Financial Information EBITDA Reconciliations (in thousands) 14 (A) These amounts primarily represent the third party share of gains recognized within consolidated co-investment ventures on dispositions of properties that are not development and that are subtracted above at 100%. 2011 Our share of debt ofuncons investees 2010 Our share of debt ofuncons investees ProLogis California ,310,000 0.5 ,155,000 ,310,000 0.5 ,155,000 ProLogis North American Properties Fund I ,179,310 0.41299999999999998 74,055.3 ,234,490 0.41299999999999998 96,844.37 ProLogis North American Properties Funds VI-VX 0 0.0% 0 ,638,569 0.2 ,127,713.8 ProLogis North American Properties Fund XI 1,586 0.2 317.20000000000005 1,859 0.2 371.8 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 1,244,165 0.23100000000000001 ,287,402.11499999999 ProLogis North American Industrial Fund II 1,228,081 0.37 ,454,389.97 1,239,092 0.37 ,458,464.4 ProLogis North American Industrial Fund III 1,015,947 0.2 ,203,189.40000000002 1,021,288 0.2 ,204,257.6 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 ,214,149 0.24199999999999999 51,824.57999999997 ProLogis European Properties 2,194,270 0.33100000000000002 ,726,303.37 2,108,511 0.33100000000000002 ,697,917.14100000006 ProLogis European Properties Fund II 1,524,803 0.29699999999999999 ,452,866.49099999998 1,567,127 0.318 ,498,346.386 ProLogis Korea Fund 50,905 0.2 10,181 49,024 0.2 9,804.8000000000011 7,963,216 0.312 2,406,534.3759999997 8,628,274 0.29299999999999998 2,587,946.11 Debt to EBITDA Metrics (in thousands) Three Months Ended Nine Months Ended September 30, September 30, 2011 2010 2011 2010 Consolidated net earnings (loss) $ 65,868 $ -8,493 $ -,117,923 $ -,109,590 Net gains in acquisitions and dispositions of investment in real estate ,-19,806 ,-45,948 -,140,770 ,-78,692 Depreciation and amortization ,196,558 83,220 ,403,027 ,235,903 Interest expense ,136,064 ,120,233 ,339,579 ,349,132 Impairment charges 0 2,929 ,106,482 3,296 Merger, acquisition and other integration expenses 12,683 0 ,121,723 0 Current and deferred income tax expense (benefit) -2,838 9,455 11,876 ,-21,741 Pro forma adjustment ,263,994 Income on properties sold during the quarter included in discontinued operations -,677 ,-18,557 ,-10,204 ,-59,102 Other non-cash charges ,-44,680 -1,717 ,-23,409 14,764 Other adjustments made to derive Core FFO -,102 1,791 5,508 59,385 Core EBITDA, as adjusted, prior to our share of unconsolidated investees ,343,070 ,142,913 ,959,883 ,393,355 Our share of reconciling items from unconsolidated investees: Depreciation and amortization 31,393 35,987 ,103,730 ,105,830 Interest expense 38,043 43,214 ,105,051 ,134,740 Current and deferred income tax expense (benefit) 1,301 2,491 4,661 6,507 Other non-cash charges -1,615 763 -,593 1,819 Realized losses (gains) on derivative activity 0 0 226 5,984 Core EBITDA, as adjusted $ ,412,192 $ ,225,368 $ 1,172,958 $ ,648,235 Prologis debt to core EBITDA: Our share of interest and current income taxes from unconsolidated investees ,157,376 ,182,820 Three Months Ended Nine Months Ended September 30, September 30, 2015 2014 2015 2014 Reconciliation of net earnings to Adjusted EBITDA Net earnings attributable to common stockholders $,258,979.14292999997 $,136,245 $,744,425.14292999997 $,213,626 Gains on dispositions of real estate, net (excluding development properties and land) -,133,748 ,-61,787 -,445,178 -,211,374 Depreciation and amortization ,247,471 ,149,202 ,607,467 ,471,059 Interest expense 81,035 69,086 ,218,698 ,234,793 Losses on early extinguishment of debt, net 0 86,076 16,525 ,163,361 Current and deferred income tax expense (benefit), net 14,328 ,-23,264 21,070 ,-25,302 Pro forma adjustments -,664 1,967 28,751 -2,008 Net earnings attributable to noncontrolling interest 0 0 0 0 Preferred stock dividends and loss on preferred stock repurchase 1,671 1,670 5,019 12,270 Unrealized foreign currency and derivative losses (gains), net 12,362 ,-18,978 8,856 -,903 Stock compensation expense 13,406 14,056 40,124 43,042 Acquisition expenses 2,115 413 29,549 2,616 Adjusted EBITDA, consolidated ,496,955.14292999997 ,354,686 1,275,306.1429300001 ,901,180 Our share of reconciling items from unconsolidated entities less third party share of consolidated entities: Gains on dispositions of real estate, net (excluding development properties and land) (A) 38,980 -1,008 39,457 40,614 Depreciation and amortization 10,870 54,717 76,004 ,148,495 Interest expense 12,093 24,668 36,736 63,159 Losses on early extinguishment of debt, net 79 0 1,132 221 Current income tax expense 4,843 4,403 11,507 14,298 Unrealized foreign currency and derivative losses (gains) and deferred income tax expense, net 1,741 4,121 ,-12,938 11,794 Acquisition expenses 1,054 9,017 -5,558 35,542 Adjusted EBITDA $,566,615.14292999997 $,450,604 $1,421,646.1429300001 $1,215,303 2011 Our share of debt ofuncons investees 2010 Our share of debt ofuncons investees ProLogis California ,310,000 0.5 ,155,000 ,310,000 0.5 ,155,000 ProLogis North American Properties Fund I ,179,310 0.41299999999999998 74,055.3 ,234,490 0.41299999999999998 96,844.37 ProLogis North American Properties Funds VI-VX 0 0.0% 0 ,638,569 0.2 ,127,713.8 ProLogis North American Properties Fund XI 1,586 0.2 317.20000000000005 1,859 0.2 371.8 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 1,244,165 0.23100000000000001 ,287,402.11499999999 ProLogis North American Industrial Fund II 1,228,081 0.37 ,454,389.97 1,239,092 0.37 ,458,464.4 ProLogis North American Industrial Fund III 1,015,947 0.2 ,203,189.40000000002 1,021,288 0.2 ,204,257.6 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 ,214,149 0.24199999999999999 51,824.57999999997 ProLogis European Properties 2,194,270 0.33100000000000002 ,726,303.37 2,108,511 0.33100000000000002 ,697,917.14100000006 ProLogis European Properties Fund II 1,524,803 0.29699999999999999 ,452,866.49099999998 1,567,127 0.318 ,498,346.386 ProLogis Korea Fund 50,905 0.2 10,181 49,024 0.2 9,804.8000000000011 7,963,216 0.312 2,406,534.3759999997 8,628,274 0.29299999999999998 2,587,946.11 Debt to EBITDA Metrics (in thousands) Three Months Ended Nine Months Ended September 30, September 30, 2011 2010 2011 2010 Consolidated net earnings (loss) $ 65,868 $ -8,493 $ -,117,923 $ -,109,590 Net gains in acquisitions and dispositions of investment in real estate ,-19,806 ,-45,948 -,140,770 ,-78,692 Depreciation and amortization ,196,558 83,220 ,403,027 ,235,903 Interest expense ,136,064 ,120,233 ,339,579 ,349,132 Impairment charges 0 2,929 ,106,482 3,296 Merger, acquisition and other integration expenses 12,683 0 ,121,723 0 Current and deferred income tax expense (benefit) -2,838 9,455 11,876 ,-21,741 Pro forma adjustment ,263,994 Income on properties sold during the quarter included in discontinued operations -,677 ,-18,557 ,-10,204 ,-59,102 Other non-cash charges ,-44,680 -1,717 ,-23,409 14,764 Other adjustments made to derive Core FFO -,102 1,791 5,508 59,385 Core EBITDA, as adjusted, prior to our share of unconsolidated investees ,343,070 ,142,913 ,959,883 ,393,355 Our share of reconciling items from unconsolidated investees: Depreciation and amortization 31,393 35,987 ,103,730 ,105,830 Interest expense 38,043 43,214 ,105,051 ,134,740 Current and deferred income tax expense (benefit) 1,301 2,491 4,661 6,507 Other non-cash charges -1,615 763 -,593 1,819 Realized losses (gains) on derivative activity 0 0 226 5,984 Core EBITDA, as adjusted $ ,412,192 $ ,225,368 $ 1,172,958 $ ,648,235 Prologis debt to core EBITDA: Our share of interest and current income taxes from unconsolidated investees ,157,376 ,182,820 Three Months Ended Nine Months Ended September 30, September 30, 2015 2014 2015 2014 Reconciliation of net earnings to Adjusted EBITDA Net earnings attributable to common stockholders $,258,979.14292999997 $,136,245 $,744,425.14292999997 $,213,626 Gains on dispositions of real estate, net (excluding development properties and land) -,133,748 ,-61,787 -,445,178 -,211,374 Depreciation and amortization ,247,471 ,149,202 ,607,467 ,471,059 Interest expense 81,035 69,086 ,218,698 ,234,793 Losses on early extinguishment of debt, net 0 86,076 16,525 ,163,361 Current and deferred income tax expense (benefit), net 14,328 ,-23,264 21,070 ,-25,302 Pro forma adjustments -,664 1,967 28,751 -2,008 Net earnings attributable to noncontrolling interest 0 0 0 0 Preferred stock dividends and loss on preferred stock repurchase 1,671 1,670 5,019 12,270 Unrealized foreign currency and derivative losses (gains), net 12,362 ,-18,978 8,856 -,903 Stock compensation expense 13,406 14,056 40,124 43,042 Acquisition expenses 2,115 413 29,549 2,616 Adjusted EBITDA, consolidated ,496,955.14292999997 ,354,686 1,275,306.1429300001 ,901,180 Our share of reconciling items from unconsolidated entities less third party share of consolidated entities: Gains on dispositions of real estate, net (excluding development properties and land) (A) 38,980 -1,008 39,457 40,614 Depreciation and amortization 10,870 54,717 76,004 ,148,495 Interest expense 12,093 24,668 36,736 63,159 Losses on early extinguishment of debt, net 79 0 1,132 221 Current income tax expense 4,843 4,403 11,507 14,298 Unrealized foreign currency and derivative losses (gains) and deferred income tax expense, net 1,741 4,121 ,-12,938 11,794 Acquisition expenses 1,054 9,017 -5,558 35,542 Adjusted EBITDA $,566,615.14292999997 $,450,604 $1,421,646.1429300001 $1,215,303

Strategic Capital Summary and Financial Highlights The information presented excludes the co-investment venture Prologis DFS Fund I due to the investment size of the venture. We have a 50% ownership interest in Prologis Brazil Logistics Partners Fund I (“Brazil Fund”), a consolidated co-investment venture. The Brazil Fund in turn has an ownership interest in various joint ventures that are accounted for on the equity method. We also have other Brazil joint ventures that we account for using the equity method. Prologis’ share in these Brazil entities is reflected at our effective economic ownership. Promote opportunity is every three years. Promote opportunity is every year. We have an opportunity to earn a promote, at the end of the term of the fund, based on the performance of the Brazil Fund only. We do not have a promote opportunity in any of the other Brazil joint ventures. Values represent Prologis’ adjusted basis and may not be comparable to values reflected in the ventures’ stand alone financial statements calculated on a different basis. Throughout this document, we use the most recent public information for these co-investment ventures. 15 Co-Investment Ventures (A) Type Established Accounting Method Region Ownership Principal Venture Investors Incentive Distribution Frequency Structure Next Promote Opportunity Americas: Prologis U.S. Logistics Venture Core 2014 Consolidated US 0.5504 Various 3 years (next 2Q11) Open end Q4 2016 (C) Prologis North American Industrial Fund Core 2006 Consolidated US 0.66139999999999999 Various 3 years (1Q2012) Open end Q1 2018 (C) Prologis Targeted U.S. Logistics Fund Core 2004 Unconsolidated US 0.22559999999999999 Various 3 years (next 2Q11) Open end Q2 2017 (C) FIBRA Prologis Core 2014 Unconsolidated Mexico 0.4587 Public, Mexican Exchange Q2 2016 (D) Brazil Fund and joint ventures (B) Development 2010 Unconsolidated Brazil various Major universityendowment At dissolution Closed end Q4 2017 (E) Europe: Prologis Targeted Europe Logistics Fund Core 2007 Unconsolidated Europe 0.44180000000000003 Various 3 years (next 2Q13) Open end Q3 2016 (C) Prologis European Properties Fund II Core 2007 Unconsolidated Europe 0.31530000000000002 Various 3 years (3Q 2013) Open end Q3 2016 (C) Europe Logistics Venture 1 Core 2011 Unconsolidated Europe 0.15 Allianz Real Estate 3 years (next 4Q12) Open end Q4 2015 (C) Prologis European Logistics Partners Core 2013 Unconsolidated Europe 0.5 Open end Q4 2015 (C) Asia: Nippon Prologis REIT Core 2013 Unconsolidated Japan 0.151 Public, Tokyo Exchange n/a Prologis China Logistics Venture Core/Development 2011 Unconsolidated China 0.15 HIP China Logistics Investments Limited At dissolution Closed end Q1 2018 Co-Investment Ventures (A) Type Established Accounting Method Region Ownership Principal Venture Investors Incentive Distribution Frequency Structure Next Promote Opportunity Americas: Prologis U.S. Logistics Venture Core 2014 Consolidated US 0.5504 Various 3 years (next 2Q11) Open end Q4 2016 (C) Prologis North American Industrial Fund Core 2006 Consolidated US 0.66139999999999999 Various 3 years (1Q2012) Open end Q1 2018 (C) Prologis Targeted U.S. Logistics Fund Core 2004 Unconsolidated US 0.22559999999999999 Various 3 years (next 2Q11) Open end Q2 2017 (C) FIBRA Prologis Core 2014 Unconsolidated Mexico 0.4587 Public, Mexican Exchange Q2 2016 (D) Brazil Fund and joint ventures (B) Development 2010 Unconsolidated Brazil various Major universityendowment At dissolution Closed end Q4 2017 (E) Europe: Prologis Targeted Europe Logistics Fund Core 2007 Unconsolidated Europe 0.44180000000000003 Various 3 years (next 2Q13) Open end Q3 2016 (C) Prologis European Properties Fund II Core 2007 Unconsolidated Europe 0.31530000000000002 Various 3 years (3Q 2013) Open end Q3 2016 (C) Europe Logistics Venture 1 Core 2011 Unconsolidated Europe 0.15 Allianz Real Estate 3 years (next 4Q12) Open end Q4 2015 (C) Prologis European Logistics Partners Core 2013 Unconsolidated Europe 0.5 Open end Q4 2015 (C) Asia: Nippon Prologis REIT Core 2013 Unconsolidated Japan 0.151 Public, Tokyo Exchange n/a Prologis China Logistics Venture Core/Development 2011 Unconsolidated China 0.15 HIP China Logistics Investments Limited At dissolution Closed end Q1 2018 Unconsolidated Co-Investment Ventures (F): Prologis Share Square Feet Third Qtr NOI GBV of Operating Bldgs Debt Second Qtr NOI Annualized Pro forma NOI Debt Net Tangible Other Assets Prologis Investment (in thousands) Prologis Targeted U.S. Logistics Fund 51,564 $70,510 $4,742,258 $1,459,379 $15,907 $63,628 $,329,236 $19,132 $,703,194 FIBRA Prologis (G) 31,438 36,040 1,773,619 ,566,107 16,532 66,128 ,259,673 23,737 ,583,237 Brazil Fund and joint ventures 6,220 10,186 ,330,204 0 1,739 6,956 0 12,190 ,194,161 Americas 89,222 ,116,736 6,846,081 2,025,486 34,178 ,136,712 ,588,909 #REF! 55,059 1,480,592 Prologis Targeted Europe Logistics Fund 20,894 27,866 2,186,575 ,706,024 12,311 49,244 ,311,921 48,078 ,499,649 Prologis European Properties Fund II 71,300 83,871 5,322,464 1,978,632 26,445 ,105,780 ,623,863 49,298 ,434,038 Europe Logistics Venture I 5,623 7,379 ,397,246 0 1,107 4,428 0 1,412 54,252 Prologis European Logistics Partners 60,721 69,903 4,187,991 ,101,370 34,952 ,139,808 50,685 29,139 1,807,747 Europe ,158,538 ,189,019 12,094,276 2,786,026 74,815 ,299,260 ,986,469 ,127,927 2,795,686 Nippon Prologis REIT (G) 20,907 46,552 3,373,153 1,349,117 7,028 28,112 ,203,717 21,521 ,293,032 Prologis China Logistics Venture 6,379 6,290 ,343,638 ,397,521 944 3,776 59,629 7,229 62,019 Asia 27,286 52,842 3,716,791 1,746,638 7,972 31,888 ,263,346 28,750 ,355,051 Total ,275,046 $,358,597 $22,657,148 $6,558,150 $,116,965 $,467,860 $1,838,724 $,211,736 $4,631,329 Unconsolidated Co-Investment Ventures (F): Prologis Share Square Feet Third Qtr NOI GBV of Operating Bldgs Debt Second Qtr NOI Annualized Pro forma NOI Debt Net Tangible Other Assets Prologis Investment (in thousands) Prologis Targeted U.S. Logistics Fund 51,564 $70,510 $4,742,258 $1,459,379 $15,907 $63,628 $,329,236 $19,132 $,703,194 FIBRA Prologis (G) 31,438 36,040 1,773,619 ,566,107 16,532 66,128 ,259,673 23,737 ,583,237 Brazil Fund and joint ventures 6,220 10,186 ,330,204 0 1,739 6,956 0 12,190 ,194,161 Americas 89,222 ,116,736 6,846,081 2,025,486 34,178 ,136,712 ,588,909 #REF! 55,059 1,480,592 Prologis Targeted Europe Logistics Fund 20,894 27,866 2,186,575 ,706,024 12,311 49,244 ,311,921 48,078 ,499,649 Prologis European Properties Fund II 71,300 83,871 5,322,464 1,978,632 26,445 ,105,780 ,623,863 49,298 ,434,038 Europe Logistics Venture I 5,623 7,379 ,397,246 0 1,107 4,428 0 1,412 54,252 Prologis European Logistics Partners 60,721 69,903 4,187,991 ,101,370 34,952 ,139,808 50,685 29,139 1,807,747 Europe ,158,538 ,189,019 12,094,276 2,786,026 74,815 ,299,260 ,986,469 ,127,927 2,795,686 Nippon Prologis REIT (G) 20,907 46,552 3,373,153 1,349,117 7,028 28,112 ,203,717 21,521 ,293,032 Prologis China Logistics Venture 6,379 6,290 ,343,638 ,397,521 944 3,776 59,629 7,229 62,019 Asia 27,286 52,842 3,716,791 1,746,638 7,972 31,888 ,263,346 28,750 ,355,051 Total ,275,046 $,358,597 $22,657,148 $6,558,150 $,116,965 $,467,860 $1,838,724 $,211,736 $4,631,329

Strategic Capital Operating and Balance Sheet Information Includes the unconsolidated co-investment ventures listed on the previous page. Represents the entire entity, not our proportionate share. (dollars in thousands) 16 Americas Europe Asia Total FFO and Net Earnings of the Unconsolidated Co-Investment Ventures, Aggregated (A)(B) For the Three Months Ended September 30, 2015 Rental income $,152,196 $,237,914 $68,451 $,458,561 Rental expenses ,-34,050 ,-51,135 ,-15,368 -,100,553 Net operating income from properties ,118,146 ,186,779 53,083 ,358,008 Other income (expense), net 1,583 -1,173 118 528 General and administrative expenses ,-11,386 ,-14,416 -7,603 ,-33,405 Interest expense ,-22,653 ,-25,512 -7,992 ,-56,157 Current income tax expense -1,449 -8,671 -,493 ,-10,613 Core FFO 84,241 ,137,007 37,113 ,258,361 Acquisition expenses, gains on dispositions of development properties and land and early extinguishment of debt, net 670 -3,848 0 -3,178 FFO, as defined by Prologis 84,911 ,133,159 37,113 ,255,183 Real estate related depreciation and amortization ,-54,718 ,-82,270 ,-15,910 -,152,898 Gains (losses) on dispositions of real estate, net (excluding development properties and land) 4,314 -,131 0 4,183 Unrealized foreign currency and derivative losses, net -,946 -,254 ,-11,106 ,-12,306 Deferred tax benefit, net 0 0 0 0 Net earnings $33,561 $50,504 $10,097 $94,162 Prologis' Share of Core FFO and Net Earnings of the Unconsolidated Co-Investment Ventures (A) For the Three Months Ended September 30, 2015 Prologis' share of the co-investment ventures' FFO $25,593 $54,116 $5,655 $85,364 Interest income 0 0 0 0 Core FFO from unconsolidated co-investment ventures, net $25,593 0 0 $54,116 0 0 $5,655 $85,364 Fees earned by Prologis 14,098.7740000001 20,651.91949 8,760 43,509.927230000001 Total Core FFO recognized by Prologis, net $39,691.7740000001 0 $74,767.91949 $14,415 $,128,873.92723 Prologis' share of the co-investment ventures' net earnings $10,558 $20,871 $1,188 $32,617 Interest income 0 0 0 0 Prologis' share of the unconsolidated co-investment ventures' net earnings $10,558 0 0 $20,871 0 0 $1,188 $32,617 Fees earned by Prologis 14,098 20,652 8,760 43,510 Total earnings recognized by Prologis, net $24,656 $41,523 $9,948 $76,127 Condensed Balance Sheet of the Unconsolidated Co-Investment Ventures, Aggregated (A)(B) As of September 30, 2015 Operating industrial properties, before depreciation $6,846,081 $12,094,276 $3,716,791 $22,657,148 Accumulated depreciation -,593,856 -1,144,859 -,148,324 -1,887,039 Properties under development and land ,191,622 85,090 ,425,830 ,702,542 Other assets ,425,948 ,699,261 ,254,163 1,379,372 Total assets $6,869,795 $11,733,768 $4,248,460 $22,852,023 Third party debt $2,025,486 $ $2,786,026 $ $1,746,638 $ $6,558,150 Other liabilities ,140,047 ,980,227 ,222,688 1,342,962 Total liabilities $2,165,533 $3,766,253 $1,969,326 $7,901,112 Weighted average ownership 0.29733527166318874 0.39533009878310266 0.14981524318047804 0.32103122794631583 Americas Europe Asia Total FFO and Net Earnings of the Unconsolidated Co-Investment Ventures, Aggregated (A)(B) For the Three Months Ended September 30, 2015 Rental income $,152,196 $,237,914 $68,451 $,458,561 Rental expenses ,-34,050 ,-51,135 ,-15,368 -,100,553 Net operating income from properties ,118,146 ,186,779 53,083 ,358,008 Other income (expense), net 1,583 -1,173 118 528 General and administrative expenses ,-11,386 ,-14,416 -7,603 ,-33,405 Interest expense ,-22,653 ,-25,512 -7,992 ,-56,157 Current income tax expense -1,449 -8,671 -,493 ,-10,613 Core FFO 84,241 ,137,007 37,113 ,258,361 Acquisition expenses, gains on dispositions of development properties and land and early extinguishment of debt, net 670 -3,848 0 -3,178 FFO, as defined by Prologis 84,911 ,133,159 37,113 ,255,183 Real estate related depreciation and amortization ,-54,718 ,-82,270 ,-15,910 -,152,898 Gains (losses) on dispositions of real estate, net (excluding development properties and land) 4,314 -,131 0 4,183 Unrealized foreign currency and derivative losses, net -,946 -,254 ,-11,106 ,-12,306 Deferred tax benefit, net 0 0 0 0 Net earnings $33,561 $50,504 $10,097 $94,162 Prologis' Share of Core FFO and Net Earnings of the Unconsolidated Co-Investment Ventures (A) For the Three Months Ended September 30, 2015 Prologis' share of the co-investment ventures' FFO $25,593 $54,116 $5,655 $85,364 Interest income 0 0 0 0 Core FFO from unconsolidated co-investment ventures, net $25,593 0 0 $54,116 0 0 $5,655 $85,364 Fees earned by Prologis 14,098.7740000001 20,651.91949 8,760 43,509.927230000001 Total Core FFO recognized by Prologis, net $39,691.7740000001 0 $74,767.91949 $14,415 $,128,873.92723 Prologis' share of the co-investment ventures' net earnings $10,558 $20,871 $1,188 $32,617 Interest income 0 0 0 0 Prologis' share of the unconsolidated co-investment ventures' net earnings $10,558 0 0 $20,871 0 0 $1,188 $32,617 Fees earned by Prologis 14,098 20,652 8,760 43,510 Total earnings recognized by Prologis, net $24,656 $41,523 $9,948 $76,127 Condensed Balance Sheet of the Unconsolidated Co-Investment Ventures, Aggregated (A)(B) As of September 30, 2015 Operating industrial properties, before depreciation $6,846,081 $12,094,276 $3,716,791 $22,657,148 Accumulated depreciation -,593,856 -1,144,859 -,148,324 -1,887,039 Properties under development and land ,191,622 85,090 ,425,830 ,702,542 Other assets ,425,948 ,699,261 ,254,163 1,379,372 Total assets $6,869,795 $11,733,768 $4,248,460 $22,852,023 Third party debt $2,025,486 $ $2,786,026 $ $1,746,638 $ $6,558,150 Other liabilities ,140,047 ,980,227 ,222,688 1,342,962 Total liabilities $2,165,533 $3,766,253 $1,969,326 $7,901,112 Weighted average ownership 0.29733527166318874 0.39533009878310266 0.14981524318047804 0.32103122794631583

Operations Overview Operating Metrics – Owned and Managed 17 . The period end occupancy was 96.9% and 96.2% for the Americas and in total, respectively, excluding the properties acquired from KTR. Period Ending Occupancy Total Americas Europe Asia Total Q3 2010 #REF! #REF! #REF! #REF! 0.89313645309521816 Q1 2011 0.89913105597629628 0.90397785069400005 0.88341334634091562 0.91132094222151727 0.89913105597629628 Q3 2011 0.90661913292094276 0.91100000000000003 0.9 0.95 0.91 Q4 2011 0.91 0.92200000000000004 0.91600000000000004 0.96 0.92200000000000004 Q1 2012 0.92200000000000004 0.92100000000000004 0.92100000000000004 0.96220000000000006 0.92300000000000004 Q2 2012 0.92200000000000004 0.9214 0.96779999999999999 0.92400000000000004 Q3 2012 0.9304 0.92020000000000002 0.96499999999999997 0.92959999999999998 Q4 2012 0.94199999999999995 0.93 0.96899999999999997 0.94 Q1 2013 0.93799999999999994 0.92900000000000005 0.97099999999999997 0.93700000000000006 Q2 2013 93.7 93.100000000000009 96.399999999999991 93.7 Q3 2013 94.199999999999989 93.100000000000009 95.1 93.899999999999991 Q4 2013 95.5 93.600000000000009 96.7 95.1 Q1 2014 95.199999999999989 92.300000000000011 96.3 94.5 Q2 2014 95.399999999999991 92.600000000000009 95.6 94.6 Q3 2014 95.6 93.5 95.2 9500.00% Q4 2014 96.7 94.9 95.8 96.1 Q1 2015 96.6 94.5 95.4 95.9 Q2 2015 95.7 94.3 95.8 95.4 Q3 2015 96.4 94.92 95.4 9600.00% Leasing Activity (square feet in thousands) Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 a Square feet of leases signed: Operating portfolio: Renewals 24,596 21,075 26,893 24,581 26,870 New leases 12,254 11,794 8,468 11,872 11,047 Total operating portfolio 36,850 32,869 35,361 36,453 37,917 Properties under development 3,938 8,878 3,870 8,156 4,245 Total square feet of leases signed 40,788 41,747 39,231 44,609 42,162 Average term of leases signed (months) 45 60 42 56 44.98 Operating Portfolio: Trailing four quarters - leases signed ,136,438 ,130,334 ,134,096 ,141,533 ,142,600 Trailing four quarters - % of average portfolio 0.25700000000000001 0.24399999999999999 0.25 0.26100000000000001 0.254 Net effective rent change (GAAP) 9.7% 6.2% 9.7% 0.14349999999999999 0.1016 Net effective rent change (GAAP) - Prologis share 0.11899999999999999 8.4% 0.115 0.16600000000000001 0.12 Net effective rent change (Cash) 1.6% -1 3.3% 3.7% 2.4% Net effective rent change (Cash) - Prologis share 1.6% .7% 4.7% 5.2% 3.6% Weighted Average Customer Retention 0.83899999999999997 0.85499999999999998 0.86299999999999999 0.78979999999999995 0.87 Period Ending Occupancy Total Americas Europe Asia Total Q3 2010 #REF! #REF! #REF! #REF! 0.89313645309521816 Q1 2011 0.89913105597629628 0.90397785069400005 0.88341334634091562 0.91132094222151727 0.89913105597629628 Q3 2011 0.90661913292094276 0.91100000000000003 0.9 0.95 0.91 Q4 2011 0.91 0.92200000000000004 0.91600000000000004 0.96 0.92200000000000004 Q1 2012 0.92200000000000004 0.92100000000000004 0.92100000000000004 0.96220000000000006 0.92300000000000004 Q2 2012 0.92200000000000004 0.9214 0.96779999999999999 0.92400000000000004 Q3 2012 0.9304 0.92020000000000002 0.96499999999999997 0.92959999999999998 Q4 2012 0.94199999999999995 0.93 0.96899999999999997 0.94 Q1 2013 0.93799999999999994 0.92900000000000005 0.97099999999999997 0.93700000000000006 Q2 2013 93.7 93.100000000000009 96.399999999999991 93.7 Q3 2013 94.199999999999989 93.100000000000009 95.1 93.899999999999991 Q4 2013 95.5 93.600000000000009 96.7 95.1 Q1 2014 95.199999999999989 92.300000000000011 96.3 94.5 Q2 2014 95.399999999999991 92.600000000000009 95.6 94.6 Q3 2014 95.6 93.5 95.2 9500.00% Q4 2014 96.7 94.9 95.8 96.1 Q1 2015 96.6 94.5 95.4 95.9 Q2 2015 95.7 94.3 95.8 95.4 Q3 2015 96.4 94.92 95.4 9600.00% Leasing Activity (square feet in thousands) Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 a Square feet of leases signed: Operating portfolio: Renewals 24,596 21,075 26,893 24,581 26,870 New leases 12,254 11,794 8,468 11,872 11,047 Total operating portfolio 36,850 32,869 35,361 36,453 37,917 Properties under development 3,938 8,878 3,870 8,156 4,245 Total square feet of leases signed 40,788 41,747 39,231 44,609 42,162 Average term of leases signed (months) 45 60 42 56 44.98 Operating Portfolio: Trailing four quarters - leases signed ,136,438 ,130,334 ,134,096 ,141,533 ,142,600 Trailing four quarters - % of average portfolio 0.25700000000000001 0.24399999999999999 0.25 0.26100000000000001 0.254 Net effective rent change (GAAP) 9.7% 6.2% 9.7% 0.14349999999999999 0.1016 Net effective rent change (GAAP) - Prologis share 0.11899999999999999 8.4% 0.115 0.16600000000000001 0.12 Net effective rent change (Cash) 1.6% -1 3.3% 3.7% 2.4% Net effective rent change (Cash) - Prologis share 1.6% .7% 4.7% 5.2% 3.6% Weighted Average Customer Retention 0.83899999999999997 0.85499999999999998 0.86299999999999999 0.78979999999999995 0.87

Operations Overview Operating Metrics – Owned and Managed (in thousands, except for percentages and per square foot) 18 Property Improvements by Sq Ft Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 $0.06 $7.0000000000000007E-2 $7.0000000000000007E-2 $7.0000000000000007E-2 $0.06 $ per square foot $0.09 $0.09 $0.04 $0.05 $0.05 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Value of Leases 9.3% 7.7% 8.5% 8.6% 8.7% Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Turnover Costs Per Square Foot $1.48 $1.51 $1.37 $1.87 $1.68 Capital Expenditures Incurred Same Store Information Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Property improvements $45,615 $49,516 $23,713 $30,064 $31,650 Square feet of population 490614 487240 511717 508195 504807.48550439882 Average occupancy 0.94699999999999995 0.95399999999999996 0.95699999999999996 0.95799999999999996 0.95887217022727667 Tenant improvements 30589 30591 28932 28848 32187 Period end occupancy 0.95025198393132737 0.96174313395261468 0.96022278603212319 0.95809431970011516 0.96424835861706337 Leasing commissions 22162 27483 21385 25790 29796 Percentage change: Total turnover costs 52751 58074 50317 54638 61983 Rental income 2.9000000000000001 4.7 4.4999999999999998 4.2000000000000003 4.6430076816324641 Total capital expenditures $98,366 $,107,590 $74,030 $84,702 $93,633 Rental expenses .89999999999999993 6.2 7.0000000000000007 3.4000000000000002 4.5701391217742297 NOI - GAAP 3.6999999999999998 4.1000000000000002 3.5000000000000003 4.4999999999999998 4.6680631963427512 Trailing four quarters - % of gross NOI 0.13700000000000001 0.13600000000000001 0.14000000000000001 0.14299999999999999 0.13700000000000001 NOI - GAAP - Prologis share 3.9 4.9000000000000002 3.6999999999999998 5.8999999999999997 6.2181658533898294 NOI - Adjusted Cash 0.04 4.3999999999999997 3.9 4.1000000000000002 3.6441325484240346 Weighted average ownership percent 0.73699999999999999 0.71440000000000003 0.67100000000000004 0.66400000000000003 0.71399999999999997 NOI - Adjusted Cash - Prologis share 4.7 5.1999999999999998 4.2000000000000003 5.1999999999999998 4.4644057562825988 Prologis share $72,465 $76,862 $49,658 $56,226 $66,875 Average occupancy 1.2 1.2 0.02 1.7000000000000001 1.0703444444538284 ` Property Improvements by Sq Ft Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 $0.06 $7.0000000000000007E-2 $7.0000000000000007E-2 $7.0000000000000007E-2 $0.06 $ per square foot $0.09 $0.09 $0.04 $0.05 $0.05 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Value of Leases 9.3% 7.7% 8.5% 8.6% 8.7% Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Turnover Costs Per Square Foot $1.48 $1.51 $1.37 $1.87 $1.68 Capital Expenditures Incurred Same Store Information Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Property improvements $45,615 $49,516 $23,713 $30,064 $31,650 Square feet of population 490614 487240 511717 508195 504807.48550439882 Average occupancy 0.94699999999999995 0.95399999999999996 0.95699999999999996 0.95799999999999996 0.95887217022727667 Tenant improvements 30589 30591 28932 28848 32187 Period end occupancy 0.95025198393132737 0.96174313395261468 0.96022278603212319 0.95809431970011516 0.96424835861706337 Leasing commissions 22162 27483 21385 25790 29796 Percentage change: Total turnover costs 52751 58074 50317 54638 61983 Rental income 2.9000000000000001 4.7 4.4999999999999998 4.2000000000000003 4.6430076816324641 Total capital expenditures $98,366 $,107,590 $74,030 $84,702 $93,633 Rental expenses .89999999999999993 6.2 7.0000000000000007 3.4000000000000002 4.5701391217742297 NOI - GAAP 3.6999999999999998 4.1000000000000002 3.5000000000000003 4.4999999999999998 4.6680631963427512 Trailing four quarters - % of gross NOI 0.13700000000000001 0.13600000000000001 0.14000000000000001 0.14299999999999999 0.13700000000000001 NOI - GAAP - Prologis share 3.9 4.9000000000000002 3.6999999999999998 5.8999999999999997 6.2181658533898294 NOI - Adjusted Cash 0.04 4.3999999999999997 3.9 4.1000000000000002 3.6441325484240346 Weighted average ownership percent 0.73699999999999999 0.71440000000000003 0.67100000000000004 0.66400000000000003 0.71399999999999997 NOI - Adjusted Cash - Prologis share 4.7 5.1999999999999998 4.2000000000000003 5.1999999999999998 4.4644057562825988 Prologis share $72,465 $76,862 $49,658 $56,226 $66,875 Average occupancy 1.2 1.2 0.02 1.7000000000000001 1.0703444444538284 `

Operations Overview Operating Portfolio – Square Feet, Occupied and Leased (A) Selected and ordered by Prologis share of Gross Book Value ($). (square feet in thousands) 19 # of Buildings Square Feet Occupied % Leased % Owned and Managed Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share Owned and Managed Prologis Share Sq Ft (%) Global Markets U.S. Atlanta 128 19342 14,639 75.685037741702004 3.8051740000000001 94.584645606641701 94.385621671533997 95.528235871756195 94.98198354742739 Baltimore/Washington 66 8073 5,878 72.810603245385849 1.527892 97.984832759931592 98.618582496549905 97.984832759931592 98.618582496549905 Central Valley 26 10640 9,406 88.402255639097746 2.5449390000000003 98.356396640296296 98.770264998461499 98.356396640296296 98.770264998461499 Central & Eastern PA 32 16698 12,234 73.266259432267333 3.1800330000000003 96.843337757290101 95.857375686904703 96.843337757290101 95.857375686904703 Chicago 270 46559 34,933 75.029532421228978 9.0802750000000003 95.751847831465199 96.3350052109502 95.793623008416589 96.390683513370305 Dallas/Ft. Worth 168 25569 20,063 78.466111306660409 5.2150559999999997 97.568559270818298 98.165796806501902 97.569990559608698 98.166208333915904 Houston 100 12661 8,810 69.583761156306764 2.290019 97.424424415539704 97.902400771350898 97.510817691877207 98.0265570360732 New Jersey/New York City 155 30520 21,971 71.988859764089113 5.7110110000000001 91.533876847922201 91.624142211646301 95.102466942650295 94.316191268045699 San Francisco Bay Area 222 19171 15,379 80.22012414584529 3.9975249999999996 95.037123411826897 95.071059450324697 95.719761483386506 95.489785807410101 Seattle 102 14121 6,983 49.451172013313503 1.8151190000000001 97.8611197111873 98.070938030967397 97.8611197111873 98.070938030967397 South Florida 152 15003 10,053 67.006598680263949 2.6131169999999999 96.402014406284891 95.943907111686997 96.766231167331796 96.373459401286496 Southern California 354 70419 55,317 78.554083414987431 14.378771 96.9252694917529 96.278244268049988 97.133942203362295 96.490239551392193 Canada 21 7065 6,492 91.889596602972404 1.6874920000000002 96.546176566929091 96.241045055096492 97.192868027424694 96.94486912438181 Mexico Guadalajara 28 6237 3,018 48.388648388648384 0.78448100000000009 95.441771011821203 93.603269460815298 96.432106460386208 95.649496718022192 Mexico City 49 11476 5,862 51.080515859184381 1.523733 98.554115092755097 98.701516976538102 98.554115092755097 98.701516976538102 Monterrey 25 3915 2,067 52.796934865900383 0.53728399999999998 90.900926399119498 92.095736962542802 90.900926399119498 92.095736962542802 Brazil 16 6219 1,101 17.703810902074288 0.28618699999999997 99.168717821212411 98.826357499170598 99.168717821212411 98.826357499170598 Americas total 1914 323688 ,234,206 72.355478114727774 60.878108000000012 96.143732292232599 96.0514633517287 96.682007048107394 96.496178260240697 Belgium 12 2499 1,259 50.380152060824337 0.32725699999999996 77.291406436666804 74.088021127238505 77.291406436666804 74.088021127238505 Czech Republic 50 9650 4,276 44.310880829015545 1.111478 97.134667399929299 97.221276921766602 97.435045403714199 97.689749472538594 France 137 34093 14,771 43.325609362625762 3.8394860000000004 92.813999595919199 92.707510859107202 93.402199212251602 92.91114931036411 Germany 98 21187 7,984 37.683485155991882 2.1753130000000001 97.964471611043706 98.125302599782501 98.338538385410303 98.563841586082006 Italy 35 9715 5,078 52.269686052496148 1.3199449999999999 89.7961671580359 80.710335401438897 89.809573961371598 80.718422520706596 Netherlands 69 15527 6,147 39.589102853094609 1.5978139999999998 91.42139499484469 90.133005170503793 91.500979923113704 90.221811511651197 Poland 107 23793 10,008 42.062791577354687 2.6014200000000001 94.223931283866904 94.318094399083989 94.814289508154801 94.967472727763905 Spain 34 8914 4,312 48.373345299528829 1.1208360000000002 92.456202139789596 93.381038489493989 92.456202139789596 93.381038489493989 United Kingdom 96 23553 10,147 43.0815607353628 2.6375510000000002 99.850973634022694 99.847176409474798 99.850973634022694 99.847176409474798 Europe total 638 148931 63,982 42.960834211816213 16.631099999999996 94.540874967901303 93.548952579157501 94.851689173869602 93.792743927321695 China 38 8704 3,282 37.706801470588239 0.85310300000000006 94.053001233547491 92.459113888920598 94.053001233547491 92.459113888920598 Japan 33 23269 5,519 23.718251751257039 1.4 95.784763641981201 92.763229236504102 97.938296937226596 96.431502031321799 Singapore 5 959 959 100 0.24437700000000001 100 100 100 100 Asia total 76 32932 9,760 29.636827401919106 2.4974799999999999 95.449827579551211 93.37209522155851 96.971487952815608 95.446584163185292 Total global markets 2628 505551 ,307,948 60.913340098229455 80.006687999999997 95.626342539479708 95.446588723552708 96.161667906092802 95.901208329829402 Regional markets (A) Denver 29 5606 5286 4,976 94.135452137722282 1.2934319999999999 98.595161415396305 98.507769508861998 98.595161415396305 98.507769508861998 Las Vegas 47 4491 6088 4,292 70.499342969776606 1.115637 98.387106167318095 98.627761018814397 98.564431117980803 98.8792770408579 Columbus 28 8244 9084 7,753 85.347864376926466 2.015269 97.040178195046195 96.587965039500403 99.175730162984095 99.089900300974804 Louisville 12 6230 6020 4,858 80.697674418604649 1.2627599999999999 100 100 100 100 Orlando 35 5899 4176 3,460 82.854406130268202 0.89937200000000006 96.280308579471097 96.847003108813595 96.381911882684207 96.969634123110808 Remaining other regional (16 markets) 415 35515 69522 48,555 69.841201346336419 12.721097 97.508143254503693 97.446367760826405 98.007624919955603 97.893214945850701 Regional markets total 566 100176 73,894 73.764175051908637 19.307566999999999 97.675054564922604 97.636221308290203 98.230350298563494 98.2127022414506 Other markets (8 markets) 20 4202 2,871 68.324607329842934 0.74627100000000002 94.007688985322602 94.8942354432793 94.007688985322602 94.8942354432793 Total operating portfolio - owned and managed 3214 609929 ,384,713 63.075046439831517 99.960526000000002 95.951675350822597 95.863042117549796 96.486592386350594 96.3376759671645 # of Buildings Square Feet Occupied % Leased % Owned and Managed Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share Owned and Managed Prologis Share Sq Ft (%) Global Markets U.S. Atlanta 128 19342 14,639 75.685037741702004 3.8051740000000001 94.584645606641701 94.385621671533997 95.528235871756195 94.98198354742739 Baltimore/Washington 66 8073 5,878 72.810603245385849 1.527892 97.984832759931592 98.618582496549905 97.984832759931592 98.618582496549905 Central Valley 26 10640 9,406 88.402255639097746 2.5449390000000003 98.356396640296296 98.770264998461499 98.356396640296296 98.770264998461499 Central & Eastern PA 32 16698 12,234 73.266259432267333 3.1800330000000003 96.843337757290101 95.857375686904703 96.843337757290101 95.857375686904703 Chicago 270 46559 34,933 75.029532421228978 9.0802750000000003 95.751847831465199 96.3350052109502 95.793623008416589 96.390683513370305 Dallas/Ft. Worth 168 25569 20,063 78.466111306660409 5.2150559999999997 97.568559270818298 98.165796806501902 97.569990559608698 98.166208333915904 Houston 100 12661 8,810 69.583761156306764 2.290019 97.424424415539704 97.902400771350898 97.510817691877207 98.0265570360732 New Jersey/New York City 155 30520 21,971 71.988859764089113 5.7110110000000001 91.533876847922201 91.624142211646301 95.102466942650295 94.316191268045699 San Francisco Bay Area 222 19171 15,379 80.22012414584529 3.9975249999999996 95.037123411826897 95.071059450324697 95.719761483386506 95.489785807410101 Seattle 102 14121 6,983 49.451172013313503 1.8151190000000001 97.8611197111873 98.070938030967397 97.8611197111873 98.070938030967397 South Florida 152 15003 10,053 67.006598680263949 2.6131169999999999 96.402014406284891 95.943907111686997 96.766231167331796 96.373459401286496 Southern California 354 70419 55,317 78.554083414987431 14.378771 96.9252694917529 96.278244268049988 97.133942203362295 96.490239551392193 Canada 21 7065 6,492 91.889596602972404 1.6874920000000002 96.546176566929091 96.241045055096492 97.192868027424694 96.94486912438181 Mexico Guadalajara 28 6237 3,018 48.388648388648384 0.78448100000000009 95.441771011821203 93.603269460815298 96.432106460386208 95.649496718022192 Mexico City 49 11476 5,862 51.080515859184381 1.523733 98.554115092755097 98.701516976538102 98.554115092755097 98.701516976538102 Monterrey 25 3915 2,067 52.796934865900383 0.53728399999999998 90.900926399119498 92.095736962542802 90.900926399119498 92.095736962542802 Brazil 16 6219 1,101 17.703810902074288 0.28618699999999997 99.168717821212411 98.826357499170598 99.168717821212411 98.826357499170598 Americas total 1914 323688 ,234,206 72.355478114727774 60.878108000000012 96.143732292232599 96.0514633517287 96.682007048107394 96.496178260240697 Belgium 12 2499 1,259 50.380152060824337 0.32725699999999996 77.291406436666804 74.088021127238505 77.291406436666804 74.088021127238505 Czech Republic 50 9650 4,276 44.310880829015545 1.111478 97.134667399929299 97.221276921766602 97.435045403714199 97.689749472538594 France 137 34093 14,771 43.325609362625762 3.8394860000000004 92.813999595919199 92.707510859107202 93.402199212251602 92.91114931036411 Germany 98 21187 7,984 37.683485155991882 2.1753130000000001 97.964471611043706 98.125302599782501 98.338538385410303 98.563841586082006 Italy 35 9715 5,078 52.269686052496148 1.3199449999999999 89.7961671580359 80.710335401438897 89.809573961371598 80.718422520706596 Netherlands 69 15527 6,147 39.589102853094609 1.5978139999999998 91.42139499484469 90.133005170503793 91.500979923113704 90.221811511651197 Poland 107 23793 10,008 42.062791577354687 2.6014200000000001 94.223931283866904 94.318094399083989 94.814289508154801 94.967472727763905 Spain 34 8914 4,312 48.373345299528829 1.1208360000000002 92.456202139789596 93.381038489493989 92.456202139789596 93.381038489493989 United Kingdom 96 23553 10,147 43.0815607353628 2.6375510000000002 99.850973634022694 99.847176409474798 99.850973634022694 99.847176409474798 Europe total 638 148931 63,982 42.960834211816213 16.631099999999996 94.540874967901303 93.548952579157501 94.851689173869602 93.792743927321695 China 38 8704 3,282 37.706801470588239 0.85310300000000006 94.053001233547491 92.459113888920598 94.053001233547491 92.459113888920598 Japan 33 23269 5,519 23.718251751257039 1.4 95.784763641981201 92.763229236504102 97.938296937226596 96.431502031321799 Singapore 5 959 959 100 0.24437700000000001 100 100 100 100 Asia total 76 32932 9,760 29.636827401919106 2.4974799999999999 95.449827579551211 93.37209522155851 96.971487952815608 95.446584163185292 Total global markets 2628 505551 ,307,948 60.913340098229455 80.006687999999997 95.626342539479708 95.446588723552708 96.161667906092802 95.901208329829402 Regional markets (A) Denver 29 5606 5286 4,976 94.135452137722282 1.2934319999999999 98.595161415396305 98.507769508861998 98.595161415396305 98.507769508861998 Las Vegas 47 4491 6088 4,292 70.499342969776606 1.115637 98.387106167318095 98.627761018814397 98.564431117980803 98.8792770408579 Columbus 28 8244 9084 7,753 85.347864376926466 2.015269 97.040178195046195 96.587965039500403 99.175730162984095 99.089900300974804 Louisville 12 6230 6020 4,858 80.697674418604649 1.2627599999999999 100 100 100 100 Orlando 35 5899 4176 3,460 82.854406130268202 0.89937200000000006 96.280308579471097 96.847003108813595 96.381911882684207 96.969634123110808 Remaining other regional (16 markets) 415 35515 69522 48,555 69.841201346336419 12.721097 97.508143254503693 97.446367760826405 98.007624919955603 97.893214945850701 Regional markets total 566 100176 73,894 73.764175051908637 19.307566999999999 97.675054564922604 97.636221308290203 98.230350298563494 98.2127022414506 Other markets (8 markets) 20 4202 2,871 68.324607329842934 0.74627100000000002 94.007688985322602 94.8942354432793 94.007688985322602 94.8942354432793 Total operating portfolio - owned and managed 3214 609929 ,384,713 63.075046439831517 99.960526000000002 95.951675350822597 95.863042117549796 96.486592386350594 96.3376759671645

Operations Overview Operating Portfolio – NOI and Gross Book Value Includes NOI Prologis share of NOI for the properties contributed to or acquired from co-investment ventures at our actual share prior to and subsequent to change in ownership. Selected and ordered by Prologis share of Gross Book Value ($). (dollars in thousands) 20 Cincinnati- Americas Central 4796 2180 0.45454545454545453 88542470309739836.9% 290874 140041 0.48144901228710713 .5% Columbus- Americas Central 6195 3604 0.58175948345439876 14637938669555156.1% 422188 269592 0.6385591253185785 .97866337986708442 Denver- Americas Northwest 4234 3277 0.77397260273972601 13309801614909056.1% 292670 229835 0.78530426760515259 .8% Indianapolis- Americas Central 5031 1780 0.35380640031802824 72296145482264636.7% 326407 114566 0.35099124712398938 .4% San Antonio- Americas Central 5300 3049 0.57528301886792454 12383761099742972.1% 301577 172089 0.5706303862695099 .6% Czech Republic- Europe CEE 8219 5540 0.6740479377053169 22501159886053151.2% 525712 358171 0.68130649481084704 1.3% Hungary- Europe CEE 7078 5148 0.72732410285391358 20909020052960582.2% 376737 238879 0.63407363757740809 .9% Italy- Europe Southern 9828 9022 0.91798941798941802 3664358564837031.4% 549070 495766 0.90291948203325623 1.8% Slovakia- Europe CEE 5050 1756 0.3477227722772277 71321365992616127.7% 298961 100557 0.33635490916875443 .4% Sweden- Europe Northern 6346 4479 0.70579892845887171 18191822225565354.2% 333585 235268 0.70527152000239823 .9% Remaining other regional 5 Various 13603 8659 0.63655076086157469 35169231670276939.4% 939509 615040 0.65463981718110209 2.2% Third Quarter NOI Gross Book Value Owned and Managed Prologis Share (A) % of Total Owned and Managed Prologis Share % of Total ($) (%) % of Total Owned and Managed ($) (%) % of Total Global Markets U.S. Atlanta $14,528 $10,584 72.852422907488986 2.472192505874494 $,899,139 $,653,140 72.640603955561929 2.3979991242754215 Baltimore/Washington 13,057 9,974 76.388144290418936 2.3297097556304043 ,703,482 ,508,092 72.225302139926811 1.8654563662481971 Central Valley 10,724 9,497 88.558373741141367 2.2182929165051086 ,579,656 ,516,857 89.166160619401865 1.8976370048927054 Central & Eastern PA 17,656 12,597 71.346850928862722 2.9423855816799884 1,041,286 ,745,209 71.566217158398359 2.836029839547666 Chicago 41,530 29,600 71.273777991813148 6.9139170610246614 2,844,851 2,058,350 72.353525720679229 7.5572182035280555 Dallas/Ft. Worth 21,586 16,074 74.464930973779303 3.7545372580712972 1,392,131 1,028,250 73.861583428571024 3.7752129704752462 Houston 14,209 9,665 68.02026884369063 2.257534067392005 ,816,987 ,513,228 62.819604228708656 1.8843131557608264 New Jersey/New York City 44,082 30,243 68.606233836940248 7.0641078944786777 2,984,960 1,963,943 65.794617013293305 7.2106035369550847 San Francisco Bay Area 30,596 24,373 79.660739966008634 5.6930033962281783 1,899,460 1,502,364 79.094268897476127 5.5159193378799642 Seattle 18,965 9,132 48.151858687055096 2.1330368446377435 1,349,507 ,663,360 49.155728721673917 2.435521785649851 South Florida 23,603 15,794 66.915222641189672 3.6891353399264695 1,533,785 1,057,082 68.919829050355816 3.8810694648732449 Southern California 89,299 66,985 75.012038208714543 15.646241024754627 6,615,075 5,037,832 76.156838735766414 18.496366359810601 Canada 7,761 7,090 91.354206932096389 1.6560699987386771 0 ,550,252 ,500,995 91.048283332000608 1.8393997784033513 Mexico Guadalajara 7,238 3,394 46.891406465874553 0.79276467922694926 ,335,995 ,163,020 48.518579145522999 0.59852683534828555 Mexico City 13,491 6,893 51.093321473574974 1.610055077758209 ,769,455 ,388,185 50.449344016219278 1.4252186209034119 Monterrey 4,808 2,548 52.995008319467551 0.59515745511793372 ,227,463 ,119,715 52.630537713825987 0.43953281863403265 Brazil 10,185 1,739 17.074128620520373 0.40619262733519884 0 ,330,203 56,893 17.229704151688509 0.20888226747313218 Americas total ,383,318 ,266,182 69.441560271106496 62.174333484380632 24,873,687 17,476,515 70.261055387566785 64.164907470659088 Belgium 2,344 1,170 49.914675767918091 0.27328658653374505 0 ,165,963 84,009 50.619113898881075 0.30843847939378066 Czech Republic 10,184 4,535 44.5306362922231 1.0592774956671229 ,589,895 ,251,087 42.564693716678391 0.92186423449328292 France 34,515 14,805 42.894393741851367 3.4581264219077741 0 2,294,244 ,968,163 42.199652696051508 3.5546039534492833 Germany 26,705 10,064 37.685826624227673 2.3507318007483851 0 1,592,092 ,591,916 37.178504759775187 2.1732156193842216 Italy 7,607 3,428 45.063757065860393 0.80070634071596414 ,517,062 ,268,501 51.928202033798655 0.98579961856121967 Netherlands 17,632 6,945 39.388611615245011 1.6222011482708201 0 1,169,408 ,467,964 40.017171081436075 1.7181266837009268 Poland 19,790 8,200 41.435068216270842 1.9153418885271021 0 1,357,556 ,539,754 39.759243817566272 1.9817031866432249 Spain 9,190 4,675 50.87051142546246 0.99197845473953683 0 ,587,582 ,291,552 49.618946802318654 1.0704312102776552 United Kingdom 51,033 23,151 45.364763976250657 5.4075707391818213 0 3,221,667 1,387,730 43.074905010356439 4.9950413766278761 Europe total ,179,000 76,973 43.001675977653633 17.979220876292274 11,495,469 4,850,676 42.196416692524679 17.809224362531474 China 7,263 1,917 26.394052044609666 0.44776956101298226 0 ,420,008 ,127,916 30.455610369326298 0.46964273506570542 Japan 49,744 10,221 20.547201672563524 2.3874035905653059 0 3,666,757 ,802,950 21.898096874158828 2.9480255333266219 Singapore 2,284 2,284 100 0.53349278943852452 0 ,130,577 ,130,577 100 0.47941257869754073 Asia total 59,291 14,422 24.324096405862612 3.2686659410168128 4,217,342 1,061,443 25.168530320756531 3.8970808470898683 Total global markets ,621,609 ,357,577 57.524424517663029 83.5222203016897 40,586,498 23,388,634 57.626637311748354 85.871212680280436 Regional markets (B) Denver 5,538 5,192 93.752257132538816 1.2127384250283797 ,314,411 ,297,270 94.54821873280514 1.0914248088822527 Las Vegas 7,253 4,996 68.881841996415275 1.1669570823270004 ,418,365 ,284,604 68.027679179663693 1.0449216749322996 Columbus 5,897 4,966 84.212311344751569 1.1599497339543401 ,325,160 ,281,607 86.605671054250209 1.0339182095566475 Louisville 5,697 4,420 77.584693698437775 1.0324159935719259 ,310,078 ,235,165 75.840594947077832 0.8634067184068186 Orlando 4,407 3,616 82.051282051282044 0.94461905718463424 ,277,917 ,231,343 83.241759230273786 0.84937427107090202 Remaining other regional (16 markets) 65,413 43,401 66.34919664286916 10.13753089072741 3,494,618 2,332,622 66.748983722970578 8.5642060098379869 Regional markets total 94,205 66,591 70.687330821081687 15.554211182793692 5,140,549 3,662,611 71.24941324360492 13.447251692686908 Other markets (8 markets) 6,285 3,954 62.911694510739856 0.92356851551660502 ,294,671 ,185,629 62.995340566258641 0.68153562703267634 Total regional and other markets 100490 70545 0.70199999999999996 0.16500000000000001 5435220 3848240 0.70799999999999996 0.14099999999999999 Total operating portfolio - owned and managed $,722,099 $,428,122 59.288546307362289 100 $46,021,718 $27,236,874 59.182653720141431 100.00000000000001 Consolidated Americas $,181,826 $,181,826 100.0% 0.42499999999999999 $13,252,223 $13,252,223 100.0% 0.48699999999999999 Europe 100170 100170 100.0% 0.23400000000000001 5616705 5616705 100.0% 0.20599999999999999 Asia 37631 37631 100.0% 8.8% 2624236 2624237 100.0% 9.6% Total operating portfolio - consolidated 319627 319627 100.0% 0.747 21493164 21493165 100.0% 0.78900000000000003 Unconsolidated Americas 201755 58074 0.28799999999999998 0.13600000000000001 12933867 3607943 0.27900000000000003 0.13200000000000001 Europe 93367 28068 0.30099999999999999 6.6% 6079917 1825832 0.3 6.7% Asia 26584 5192 0.19500000000000001 1.2% 2941709 578862 0.19700000000000001 2.1% Total operating portfolio - unconsolidated 321706 91334 0.28399999999999997 0.21299999999999999 21955493 6012637 0.27400000000000002 0.221 Total Americas 383581 239900 0.625 0.56000000000000005 26186090 16860166 0.64400000000000002 0.61899999999999999 Europe 193537 128238 0.66300000000000003 0.3 11696622 7442537 0.63600000000000001 0.27300000000000002 Asia 64215 42823 0.66700000000000004 0.1 5565945 3203099 0.57499999999999996 0.11799999999999999 Total operating portfolio - owned and managed $,641,333 $,410,961 0.64100000000000001 0.96 $43,448,657 $27,505,802 0.63300000000000001 1.01 Cincinnati- Americas Central 4796 2180 0.45454545454545453 88542470309739836.9% 290874 140041 0.48144901228710713 .5% Columbus- Americas Central 6195 3604 0.58175948345439876 14637938669555156.1% 422188 269592 0.6385591253185785 .97866337986708442 Denver- Americas Northwest 4234 3277 0.77397260273972601 13309801614909056.1% 292670 229835 0.78530426760515259 .8% Indianapolis- Americas Central 5031 1780 0.35380640031802824 72296145482264636.7% 326407 114566 0.35099124712398938 .4% San Antonio- Americas Central 5300 3049 0.57528301886792454 12383761099742972.1% 301577 172089 0.5706303862695099 .6% Czech Republic- Europe CEE 8219 5540 0.6740479377053169 22501159886053151.2% 525712 358171 0.68130649481084704 1.3% Hungary- Europe CEE 7078 5148 0.72732410285391358 20909020052960582.2% 376737 238879 0.63407363757740809 .9% Italy- Europe Southern 9828 9022 0.91798941798941802 3664358564837031.4% 549070 495766 0.90291948203325623 1.8% Slovakia- Europe CEE 5050 1756 0.3477227722772277 71321365992616127.7% 298961 100557 0.33635490916875443 .4% Sweden- Europe Northern 6346 4479 0.70579892845887171 18191822225565354.2% 333585 235268 0.70527152000239823 .9% Remaining other regional 5 Various 13603 8659 0.63655076086157469 35169231670276939.4% 939509 615040 0.65463981718110209 2.2% Third Quarter NOI Gross Book Value Owned and Managed Prologis Share (A) % of Total Owned and Managed Prologis Share % of Total ($) (%) % of Total Owned and Managed ($) (%) % of Total Global Markets U.S. Atlanta $14,528 $10,584 72.852422907488986 2.472192505874494 $,899,139 $,653,140 72.640603955561929 2.3979991242754215 Baltimore/Washington 13,057 9,974 76.388144290418936 2.3297097556304043 ,703,482 ,508,092 72.225302139926811 1.8654563662481971 Central Valley 10,724 9,497 88.558373741141367 2.2182929165051086 ,579,656 ,516,857 89.166160619401865 1.8976370048927054 Central & Eastern PA 17,656 12,597 71.346850928862722 2.9423855816799884 1,041,286 ,745,209 71.566217158398359 2.836029839547666 Chicago 41,530 29,600 71.273777991813148 6.9139170610246614 2,844,851 2,058,350 72.353525720679229 7.5572182035280555 Dallas/Ft. Worth 21,586 16,074 74.464930973779303 3.7545372580712972 1,392,131 1,028,250 73.861583428571024 3.7752129704752462 Houston 14,209 9,665 68.02026884369063 2.257534067392005 ,816,987 ,513,228 62.819604228708656 1.8843131557608264 New Jersey/New York City 44,082 30,243 68.606233836940248 7.0641078944786777 2,984,960 1,963,943 65.794617013293305 7.2106035369550847 San Francisco Bay Area 30,596 24,373 79.660739966008634 5.6930033962281783 1,899,460 1,502,364 79.094268897476127 5.5159193378799642 Seattle 18,965 9,132 48.151858687055096 2.1330368446377435 1,349,507 ,663,360 49.155728721673917 2.435521785649851 South Florida 23,603 15,794 66.915222641189672 3.6891353399264695 1,533,785 1,057,082 68.919829050355816 3.8810694648732449 Southern California 89,299 66,985 75.012038208714543 15.646241024754627 6,615,075 5,037,832 76.156838735766414 18.496366359810601 Canada 7,761 7,090 91.354206932096389 1.6560699987386771 0 ,550,252 ,500,995 91.048283332000608 1.8393997784033513 Mexico Guadalajara 7,238 3,394 46.891406465874553 0.79276467922694926 ,335,995 ,163,020 48.518579145522999 0.59852683534828555 Mexico City 13,491 6,893 51.093321473574974 1.610055077758209 ,769,455 ,388,185 50.449344016219278 1.4252186209034119 Monterrey 4,808 2,548 52.995008319467551 0.59515745511793372 ,227,463 ,119,715 52.630537713825987 0.43953281863403265 Brazil 10,185 1,739 17.074128620520373 0.40619262733519884 0 ,330,203 56,893 17.229704151688509 0.20888226747313218 Americas total ,383,318 ,266,182 69.441560271106496 62.174333484380632 24,873,687 17,476,515 70.261055387566785 64.164907470659088 Belgium 2,344 1,170 49.914675767918091 0.27328658653374505 0 ,165,963 84,009 50.619113898881075 0.30843847939378066 Czech Republic 10,184 4,535 44.5306362922231 1.0592774956671229 ,589,895 ,251,087 42.564693716678391 0.92186423449328292 France 34,515 14,805 42.894393741851367 3.4581264219077741 0 2,294,244 ,968,163 42.199652696051508 3.5546039534492833 Germany 26,705 10,064 37.685826624227673 2.3507318007483851 0 1,592,092 ,591,916 37.178504759775187 2.1732156193842216 Italy 7,607 3,428 45.063757065860393 0.80070634071596414 ,517,062 ,268,501 51.928202033798655 0.98579961856121967 Netherlands 17,632 6,945 39.388611615245011 1.6222011482708201 0 1,169,408 ,467,964 40.017171081436075 1.7181266837009268 Poland 19,790 8,200 41.435068216270842 1.9153418885271021 0 1,357,556 ,539,754 39.759243817566272 1.9817031866432249 Spain 9,190 4,675 50.87051142546246 0.99197845473953683 0 ,587,582 ,291,552 49.618946802318654 1.0704312102776552 United Kingdom 51,033 23,151 45.364763976250657 5.4075707391818213 0 3,221,667 1,387,730 43.074905010356439 4.9950413766278761 Europe total ,179,000 76,973 43.001675977653633 17.979220876292274 11,495,469 4,850,676 42.196416692524679 17.809224362531474 China 7,263 1,917 26.394052044609666 0.44776956101298226 0 ,420,008 ,127,916 30.455610369326298 0.46964273506570542 Japan 49,744 10,221 20.547201672563524 2.3874035905653059 0 3,666,757 ,802,950 21.898096874158828 2.9480255333266219 Singapore 2,284 2,284 100 0.53349278943852452 0 ,130,577 ,130,577 100 0.47941257869754073 Asia total 59,291 14,422 24.324096405862612 3.2686659410168128 4,217,342 1,061,443 25.168530320756531 3.8970808470898683 Total global markets ,621,609 ,357,577 57.524424517663029 83.5222203016897 40,586,498 23,388,634 57.626637311748354 85.871212680280436 Regional markets (B) Denver 5,538 5,192 93.752257132538816 1.2127384250283797 ,314,411 ,297,270 94.54821873280514 1.0914248088822527 Las Vegas 7,253 4,996 68.881841996415275 1.1669570823270004 ,418,365 ,284,604 68.027679179663693 1.0449216749322996 Columbus 5,897 4,966 84.212311344751569 1.1599497339543401 ,325,160 ,281,607 86.605671054250209 1.0339182095566475 Louisville 5,697 4,420 77.584693698437775 1.0324159935719259 ,310,078 ,235,165 75.840594947077832 0.8634067184068186 Orlando 4,407 3,616 82.051282051282044 0.94461905718463424 ,277,917 ,231,343 83.241759230273786 0.84937427107090202 Remaining other regional (16 markets) 65,413 43,401 66.34919664286916 10.13753089072741 3,494,618 2,332,622 66.748983722970578 8.5642060098379869 Regional markets total 94,205 66,591 70.687330821081687 15.554211182793692 5,140,549 3,662,611 71.24941324360492 13.447251692686908 Other markets (8 markets) 6,285 3,954 62.911694510739856 0.92356851551660502 ,294,671 ,185,629 62.995340566258641 0.68153562703267634 Total regional and other markets 100490 70545 0.70199999999999996 0.16500000000000001 5435220 3848240 0.70799999999999996 0.14099999999999999 Total operating portfolio - owned and managed $,722,099 $,428,122 59.288546307362289 100 $46,021,718 $27,236,874 59.182653720141431 100.00000000000001 Consolidated Americas $,181,826 $,181,826 100.0% 0.42499999999999999 $13,252,223 $13,252,223 100.0% 0.48699999999999999 Europe 100170 100170 100.0% 0.23400000000000001 5616705 5616705 100.0% 0.20599999999999999 Asia 37631 37631 100.0% 8.8% 2624236 2624237 100.0% 9.6% Total operating portfolio - consolidated 319627 319627 100.0% 0.747 21493164 21493165 100.0% 0.78900000000000003 Unconsolidated Americas 201755 58074 0.28799999999999998 0.13600000000000001 12933867 3607943 0.27900000000000003 0.13200000000000001 Europe 93367 28068 0.30099999999999999 6.6% 6079917 1825832 0.3 6.7% Asia 26584 5192 0.19500000000000001 1.2% 2941709 578862 0.19700000000000001 2.1% Total operating portfolio - unconsolidated 321706 91334 0.28399999999999997 0.21299999999999999 21955493 6012637 0.27400000000000002 0.221 Total Americas 383581 239900 0.625 0.56000000000000005 26186090 16860166 0.64400000000000002 0.61899999999999999 Europe 193537 128238 0.66300000000000003 0.3 11696622 7442537 0.63600000000000001 0.27300000000000002 Asia 64215 42823 0.66700000000000004 0.1 5565945 3203099 0.57499999999999996 0.11799999999999999 Total operating portfolio - owned and managed $,641,333 $,410,961 0.64100000000000001 0.96 $43,448,657 $27,505,802 0.63300000000000001 1.01

Operations Overview Operating Portfolio – Summary by Division Includes NOI Prologis share of NOI for the properties contributed to or acquired from co-investment ventures at our actual share prior to and subsequent to change in ownership. (square feet and dollars in thousands) 21 # of Buildings Square Feet Occupied % Leased % Owned and Managed Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share Owned and Managed Prologis Share Sq Ft % Consolidated Americas 1835 226365 323973 277328 85.602195244665452 0.62520308604522101 72.086984323378715 96.230829473227999 96.330935943772602 96.837924383186206 96.8235913847425 Europe 40 11382 8852 8852 100 3.4% 2.3009360224375053 86.390005718791599 86.390005718791599 86.569721631191896 86.569721631191896 Asia 19 7635 5646 5646 100 1.3% 1.4185875262858287 91.218771973559697 91.218771973559697 93.864024001758693 93.864024001758693 Total operating portfolio - consolidated 1894 338471 291826 86.218907971436252 75.80650787210206 95.889851021417599 95.930482560165501 96.519765430839897 96.455290381152807 Unconsolidated Americas 595 88260 26938 30.521187400861095 0.15869323295730664 7.0021028662925353 97.031630160872893 96.805448408672802 97.340441223198908 97.071783690760299 Europe 668 155912 61835 39.66019292934476 0.15872773961277781 16.073020667354626 95.409157744130397 95.103327127825594 95.733836204130498 95.377588602210096 Asia 57 27286 4114 15.07732903320384 1.13% 1.0693685942507791 96.3252791807449 96.327307029185107 97.61445617279179 97.618483101105198 Total operating portfolio - unconsolidated 1320 271458 92887 34.217816384118358 24.244492127897942 96.028761931580604 95.651162169937891 96.445230084525107 95.968162735820101 Total Americas 2430 412233 304266 73.809229246566872 0.78400000000000003 79.089087189671247 96.402282211137404 96.372946389190389 96.945514061111197 96.845564820840309 Europe 708 164764 70687 42.901968876696365 0.192 18.373956689792131 94.924583276579298 94.01214230210951 95.241473293816597 94.274563666651403 Asia 76 32932 9760 29.636827401919106 2.4% 2.4879561205366079 95.449827579551112 93.37209522155851 96.971487952815608 95.446584163185292 Total operating portfolio - owned and managed 3214 609929 384713 63.075046439831517 99.950999999999993 95.951675350822697 95.863042117549796 96.486592386350594 96.3376759671645 Value added properties - consolidated 15 4291 2691 62.712654392915404 42.857004663052301 44.922884715164699 42.857004663052301 44.922884715164699 Value added properties - unconsolidated 22 3588 1297 36.148272017837236 56.286218636039898 55.239613245976003 57.313186236353694 56.135175007513404 Total owned and managed 3251 617808 388701 62.916148706394218 95.352582080502998 95.374853094899905 95.886641499088995 95.847606176887396 Third Quarter NOI Gross Book Value Owned and Managed Prologis Share (A) % of Total Owned and Managed Prologis Share % of Total $ % Owned and Managed $ % % of Total Consolidated Americas $,351,361 $,295,825 84.194034056141689 69.098294411406087 $22,562,334 $18,996,108 84.193895897472302 0.59089148598921948 69.744082966349225 Europe 8083 8083 100 1.8880132298737275 510086 510086 100 2.9223446371578841E-2 1.8727773238588246 Asia 6449 6449 100 1.5063463218428392 500551 500551 100 1.6958453990057305E-2 1.8377696353847359 Total operating portfolio - consolidated $,365,893 $,310,357 84.821792163282709 72.492653963122649 $23,572,971 $20,006,745 84.87154631463298 73.444629925592778 Unconsolidated Americas $,115,659 $33,935 29.340561478138323 7.9264789008740495 $6,760,599 $1,921,021 28.414952580385261 7.053015702169052 Europe 187705 75857 40.41288191577209 17.718547516829315 11971357 4748216 39.663139274854139 17.443043160533033 Asia 52842 7973 15.088376670073048 1.8623196191739737 3716791 560892 15.090759744091073 2.0593112117051318 Total operating portfolio - unconsolidated $,356,206 $,117,765 33.060925419560597 27.507346036877337 $22,448,747 $7,230,129 32.207271969344212 26.555370074407218 Total Americas $,467,020 $,329,760 70.60939574322299 77.024773312280132 $29,322,933 $20,917,129 71.333686162976946 76.797098668518274 Europe 195788 83940 42.87290334443378 19.606560746703042 12481443 5258302 42.128958967324529 19.315820484391857 Asia 59291 14422 24.324096405862612 3.3686659410168129 4217342 1061443 25.168530320756531 3.8970808470898675 Total operating portfolio - owned and managed $,722,099 $,428,122 59.288546307362289 99.999999999999986 $46,021,718 $27,236,874 59.182653720141431 99.960000000000008 Value added properties - consolidated 154 193 125.32467532467533 280262 181319 64.696248510322491 Value added properties - unconsolidated 2391 737 30.823923044751151 208401 68852 33.038229183161313 Total owned and managed $,724,644 $,429,052 59.208659700487409 $46,510,381 $27,487,045 59.098731098332649 # of Buildings Square Feet Occupied % Leased % Owned and Managed Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share Owned and Managed Prologis Share Sq Ft % Consolidated Americas 1835 226365 323973 277328 85.602195244665452 0.62520308604522101 72.086984323378715 96.230829473227999 96.330935943772602 96.837924383186206 96.8235913847425 Europe 40 11382 8852 8852 100 3.4% 2.3009360224375053 86.390005718791599 86.390005718791599 86.569721631191896 86.569721631191896 Asia 19 7635 5646 5646 100 1.3% 1.4185875262858287 91.218771973559697 91.218771973559697 93.864024001758693 93.864024001758693 Total operating portfolio - consolidated 1894 338471 291826 86.218907971436252 75.80650787210206 95.889851021417599 95.930482560165501 96.519765430839897 96.455290381152807 Unconsolidated Americas 595 88260 26938 30.521187400861095 0.15869323295730664 7.0021028662925353 97.031630160872893 96.805448408672802 97.340441223198908 97.071783690760299 Europe 668 155912 61835 39.66019292934476 0.15872773961277781 16.073020667354626 95.409157744130397 95.103327127825594 95.733836204130498 95.377588602210096 Asia 57 27286 4114 15.07732903320384 1.13% 1.0693685942507791 96.3252791807449 96.327307029185107 97.61445617279179 97.618483101105198 Total operating portfolio - unconsolidated 1320 271458 92887 34.217816384118358 24.244492127897942 96.028761931580604 95.651162169937891 96.445230084525107 95.968162735820101 Total Americas 2430 412233 304266 73.809229246566872 0.78400000000000003 79.089087189671247 96.402282211137404 96.372946389190389 96.945514061111197 96.845564820840309 Europe 708 164764 70687 42.901968876696365 0.192 18.373956689792131 94.924583276579298 94.01214230210951 95.241473293816597 94.274563666651403 Asia 76 32932 9760 29.636827401919106 2.4% 2.4879561205366079 95.449827579551112 93.37209522155851 96.971487952815608 95.446584163185292 Total operating portfolio - owned and managed 3214 609929 384713 63.075046439831517 99.950999999999993 95.951675350822697 95.863042117549796 96.486592386350594 96.3376759671645 Value added properties - consolidated 15 4291 2691 62.712654392915404 42.857004663052301 44.922884715164699 42.857004663052301 44.922884715164699 Value added properties - unconsolidated 22 3588 1297 36.148272017837236 56.286218636039898 55.239613245976003 57.313186236353694 56.135175007513404 Total owned and managed 3251 617808 388701 62.916148706394218 95.352582080502998 95.374853094899905 95.886641499088995 95.847606176887396 Third Quarter NOI Gross Book Value Owned and Managed Prologis Share (A) % of Total Owned and Managed Prologis Share % of Total $ % Owned and Managed $ % % of Total Consolidated Americas $,351,361 $,295,825 84.194034056141689 69.098294411406087 $22,562,334 $18,996,108 84.193895897472302 0.59089148598921948 69.744082966349225 Europe 8083 8083 100 1.8880132298737275 510086 510086 100 2.9223446371578841E-2 1.8727773238588246 Asia 6449 6449 100 1.5063463218428392 500551 500551 100 1.6958453990057305E-2 1.8377696353847359 Total operating portfolio - consolidated $,365,893 $,310,357 84.821792163282709 72.492653963122649 $23,572,971 $20,006,745 84.87154631463298 73.444629925592778 Unconsolidated Americas $,115,659 $33,935 29.340561478138323 7.9264789008740495 $6,760,599 $1,921,021 28.414952580385261 7.053015702169052 Europe 187705 75857 40.41288191577209 17.718547516829315 11971357 4748216 39.663139274854139 17.443043160533033 Asia 52842 7973 15.088376670073048 1.8623196191739737 3716791 560892 15.090759744091073 2.0593112117051318 Total operating portfolio - unconsolidated $,356,206 $,117,765 33.060925419560597 27.507346036877337 $22,448,747 $7,230,129 32.207271969344212 26.555370074407218 Total Americas $,467,020 $,329,760 70.60939574322299 77.024773312280132 $29,322,933 $20,917,129 71.333686162976946 76.797098668518274 Europe 195788 83940 42.87290334443378 19.606560746703042 12481443 5258302 42.128958967324529 19.315820484391857 Asia 59291 14422 24.324096405862612 3.3686659410168129 4217342 1061443 25.168530320756531 3.8970808470898675 Total operating portfolio - owned and managed $,722,099 $,428,122 59.288546307362289 99.999999999999986 $46,021,718 $27,236,874 59.182653720141431 99.960000000000008 Value added properties - consolidated 154 193 125.32467532467533 280262 181319 64.696248510322491 Value added properties - unconsolidated 2391 737 30.823923044751151 208401 68852 33.038229183161313 Total owned and managed $,724,644 $,429,052 59.208659700487409 $46,510,381 $27,487,045 59.098731098332649

Operations Overview Customer Information – Owned and Managed (square feet and dollars in thousands) 22 PROLOGIS | Customer Listing Time run: 10/10/2014 12:15:18 PM Customer Data as of Date : 9/30/2014 Area Displayed in : Square Feet PLD_R_RE_CustomerListing Table Parent Customer Name  Customer Type  Output Currency  AEBR  % of Total AEBR  ACBR  % of Total ACBR  Area  % Area  Lease Count  Country Count  Market Count  DHL global USD 57564037.388829201 1.92112115256061 59392823.592511803 2.1215966902412799 10272278.547674401 2.0040520187738502 82 15 37 10,272.278547674401 1.9% CEVA Logistics global USD 39627975.564643703 1.3225295782530599 39112618.725991003 1.3971587376457699 6814363.5293643 1.3294362029126601 31 12 22 6,814.3635293643001 1.3% Kuehne & Nagel global USD 36399066.668165803 1.2147691524369499 35772678.7774764 1.2778513009596599 5951480.1271724897 1.16109349139999 39 11 25 5,951.48012717249 1.2% Geodis global USD 34671352.284840703 1.15710904383531 33465699.410785101 1.1954426951252599 5974141.9590356499 1.1655146614143801 33 10 17 5,974.14195903565 1.2% Wal-Mart Stores, Inc. global USD 28138970.240061801 0.93909971210509102 24300138.4467411 0.86803573533942702 4851713.2089989204 0.94653640921831295 11 5 7 4,851.71320899892 .9% Amazon.Com, Inc. global USD 27932012.925035398 0.93219279428609303 26189913.1344225 0.935541192736002 4439937.9198046001 0.86620183731577405 13 4 8 4,439.9379198045999 .9% Nippon Express Group global USD 26059155.2672401 0.86968872707096201 25665508.5872401 0.91680871153115295 2868893.5099452902 0.55970170625432403 28 3 13 2,868.8935099452901 .9% Home Depot, Inc. global USD 25091647.559999999 0.83739947833239003 21038367.84 0.75152061945494297 4176706.20180421 0.81484711076550698 8 1 6 4,176.7062018042097 .8% FedEx Corporation global USD 22733509.646264002 0.75869984515460198 20860903.316263799 0.74518133259468 2461014.4633821002 0.48012726491817398 28 2 15 2,461.144633821001 .8% United States Government NonFocus USD 22096576.199999899 0.73744306102519697 21663764.640000001 0.77386068851902501 1417319.37096516 0.27650941643059901 29 1 10 1,417.31937096516 .7% Tesco PLC global USD 22078095.192293201 0.73682628262610494 22078095.192293201 0.78866116903569605 3171610.5308065899 0.618759748144323 8 3 4 3,171.6105308065898 .7% Hitachi Ltd global USD 20518285.186034098 0.68476975336011703 20415924.4562128 0.72928605064633101 2061908.56457621 0.402264405330164 24 6 8 2,061.9085645762102 .7% PepsiCo global USD 17957603.127912 0.59931048590790903 16419486.327911999 0.58652755908294796 4075970.2451740201 0.79519420743827496 14 2 10 4,075.97024517402 .6% DB Schenker global USD 17407406.082558598 0.58094841073300396 17667681.490910798 0.63111487732129701 3212737.7621447998 0.58901550286654702 24 8 15 3,212.7377621447999 .6% ND Logistics global USD 16241251.2936287 0.54202958686663205 15232932.721429201 0.54414216549433403 2899740.4176145899 0.56571972915943602 12 3 7 2,899.7404176145901 .5% Panalpina global USD 14576967.141924899 0.48648637564062402 13322884.5084666 0.47591250874951402 2075321.8737965899 0.40488125117374002 13 6 12 2,075.3218737965899 .5% Ingram Micro global USD 14069903.386825999 0.46956381513575002 13203268.584085699 0.47163965667890301 2840315.7090673898 0.55412637072621596 11 4 9 2,840.3157090673899 .5% Bayerische Motoren Werke Ag (BMW) global USD 13789336.652107099 0.46020028343743402 12917444.933855601 0.46142962668468501 2273477.1596246599 0.44354000626409501 6 3 6 2,273.4771596246601 .5% UPS SCS (United Parcel Service Inc.) global USD 13065268.339775899 0.43603549212298198 12421946.153273501 0.44372970084660601 2314269.5734262099 0.45149833010142598 25 5 16 2,314.2695734262097 .4% LG, Inc. global USD 12446471.518165199 0.41538399307847201 12371370.9581652 0.44192308246984302 2540322.3775386098 0.49559970219024102 6 4 5 2,540.32237753861 .4% La Poste global USD 11993328.709512001 0.40026097054004001 12216378.591416501 0.43638653323011001 1618773.72370221 0.31581179714581697 4 1 2 1,618.77372370221 .4% Con-Way (MenLo) global USD 11588912.3729685 0.38676412747938399 11622700.310467999 0.41517949507731799 2651471.9102372001 0.51728422372619698 19 3 14 2,651.4719102372001 .4% Schneider Electric S.A. global USD 11182887.419110199 0.37321359901217799 11042063.6880724 0.39443832363951598 1487311.5721587399 0.29016442115515201 10 5 8 1,487.3115721587399 .4% UTi Union-Transport Holdings global USD 10565425.5402037 0.35260665185774998 10048767.930528101 0.35895637709837902 2048448.7611937399 0.39963848879024999 14 3 11 2,048.4487611937398 .4% Rhenus AG & CO KG global USD 10540842.2315393 0.35178621749599598 10590059.0908693 0.37829207230148698 1869054.8770490501 0.36437536046080998 16 5 11 1,869.5487704905 .4% Grand Total 538336287.93964005 17.9662385903546 519033421.40939099 18.540616902504201 86368583.896257699 16.811893664076301 508 125 298 0.50800000000000001 PROLOGIS Confidential Dock Critera As of Date: 41912 Output Currency: USD Output Area: Square Feet Top Parents by ABER: 25 Supplemental: Operating PROLOGIS | Customer Listing Time run: 4/7/2014 2:16:53 PM Customer Data as of Date : 3/31/2014 Area Displayed in : Square Feet Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count DHL global USD 67240069.158750698 2.1528935365127002 67726526.791866899 2.3687676180500099 11777548.873583799 2.1781132339212701 91 CEVA Logistics global USD 44858383.2012977 1.4362763819363999 43860467.842138097 1.5340408087995601 7301721.4905162798 1.3910100285215301 39 Kuehne & Nagel global USD 38027321.286069103 1.21755933972021 37171763.886069097 1.30010019367618 5951480.1271724897 1.1337831156934699 39 Geodis global USD 33451924.252331398 1.07106420929944 33539848.976932 1.1730722352705201 6092382.5432759104 1.1106880595298501 33 Amazon.Com, Inc. global USD 30886458.288631201 0.988923081836383 29033683.7083585 1.0154669530362599 4658292.7189430101 0.887425232016128 16 Home Depot, Inc. global USD 25062927.600000001 0.80246518945026502 21008391.600000001 0.73477852898503904 4176706.20180421 0.79568088435634599 8 Hitachi Ltd global USD 24174607.280259699 0.77402293621274199 23793616.308997899 0.83219309329515301 2263807.5551851899 0.43126528668553099 30 FedEx Corporation global USD 22760429.846069001 0.72874378204704404 21290028.566068798 0.74462891637194495 2260455.5074480199 0.43062670686232901 28 United States Government NonFocus USD 22413184.439999901 0.71762567345996098 21939314.760000002 0.76733801107803701 1481846.3620212299 0.28229824336314602 30 Tesco PLC global USD 19658648.805084702 0.62943091044593402 19658648.805084702 0.68757063014922204 2693445.3383522001 0.51311317225515896 8 PepsiCo global USD 19521687.150819801 0.62504567015831902 14637187.5908198 0.51194262612948604 4893544.8931839103 0.93018435836268398 16 Panalpina global USD 17387972.9709839 0.55672837774612904 16192372.9531695 0.566335976872547 2421386.9364131298 0.46128485123082102 16 Panasonic Co., Ltd. global USD 17170176.164406002 0.54975495634693905 17145381.464405999 0.59966790467213005 1677527.70629683 0.31957639929328802 10 DB Schenker global USD 16998222.542518999 0.54424934271845704 17494019.924362902 0.61186170130503104 2904583.1527717202 0.53490120929714602 22 National Distribution Centers LP global USD 16985966.399999999 0.54385692536461105 12077381.039999999 0.422412169552428 3487832.5729786502 0.66444743107755999 10 ND Logistics global USD 16479572.3421383 0.52764319287238304 15894368.6221388 0.55591313307969303 2804619.74125956 0.534292384521731 12 Wal-Mart Stores, Inc. global USD 14128548.3942037 0.45236807306628901 10744405.7142037 0.37579072095652699 2655068.8569141799 0.50580228391067905 6 Bayerische Motoren Werke Ag (BMW) global USD 13918676.0381587 0.44564837684237202 11258457.6559796 0.39376993311096897 2273477.1596246599 0.37090601638316101 6 Ingram Micro global USD 13808434.061229199 0.44211864758192798 11701911.440221399 0.40927994099077403 2892966.2918699798 0.54781773130709199 12 UPS SCS (United Parcel Service Inc.) global USD 13797251.795256 0.44176061362333102 13589135.555256199 0.47528650567754199 2263209.4349298999 0.431151342148691 24 Nippon Express Group global USD 13096247.243827701 0.41931583944749201 12615398.8438277 0.441229599177277 1328238.7584553501 0.25303531991491302 23 LG, Inc. global USD 12921390.773982599 0.41371728238982203 12830426.213982601 0.44875028413699303 2540322.4584293999 0.48394259079086199 6 Schneider Electric S.A. global USD 12706597.5811188 0.40684003073929698 12557882.9833673 0.43921795449037998 1698402.48127785 0.32355313565325999 11 La Poste global USD 12403679.2165005 0.39714118602606502 12646529.3621011 0.44231840392059102 1278009.84772083 0.243466491708554 3 Rhenus AG & CO KG global USD 11794235.7389125 0.377628015677127 11886610.2015724 0.41573986837383198 1895767.7811700201 0.36115209252784802 14 Grand Total 551652612.57255006 17.662821571521601 522293760.81092501 18.2674737111581 85672644.791598395 16.119517601333101 7282 PROLOGIS Confidential PROLOGIS | Customer Listing Time run: 1/5/2015 2:44:47 PM Customer Data as of Date : 12/31/2014 Area Displayed in : Square Feet PLD_R_RE_CustomerListing Table Parent Customer Name  Customer Type  Output Currency  AEBR  % of Total AEBR  ACBR  % of Total ACBR  Area  % Area  Lease Count  Country Count  Market Count  Area  (ROUNDED) DHL global USD 56024788.673170701 1.9 57070283.642283998 200.000% 10030667.980327999 1.9 83 15 36 10,031 CEVA Logistics global USD 39761514.266494296 1.3 40265005.110693596 1.4 7124697.8305968298 1.4 33 12 22 7,125 Kuehne & Nagel global USD 37358267.509480402 1.3 36573949.001424797 1.3 6299348.7555496804 1.2 41 12 26 6,299 Geodis global USD 35307212.099890299 1.2 33932357.634916 1.2 6273454.0160011696 1.2 35 10 18 6,273 Wal-Mart Stores, Inc. global USD 28280452.767466899 100.000% 24398361.147179302 0.9 5072414.1136684902 100.000% 16 5 10 5,072 Amazon.Com, Inc. global USD 27237913.547770198 0.9 25582572.066685501 0.9 4439937.90773826 0.9 13 4 8 4,440 Home Depot, Inc. global USD 25909005.120000001 0.9 20024015.879999999 0.7 4176706.20180421 0.8 8 1 6 4,177 Nippon Express Group global USD 23948718.018304601 0.8 23709587.178304601 0.8 2817963.53187215 0.5 28 3 12 2,818 FedEx Corporation global USD 22867955.125735998 0.8 21639063.085735802 0.8 2488254.3997616698 0.5 28 2 15 2,488 United States Government NonFocus USD 22098839.759999901 0.7 21669409.079999998 0.8 1417319.37096516 0.3 29 1 10 1,417 Tesco PLC global USD 20501868.218841199 0.7 21030744.019581199 0.7 3118382.9937945302 0.6 8 3 4 3,118 DB Schenker global USD 17638088.738873702 0.6 17938814.067202501 0.6 3458221.5512072002 0.7 29 9 17 3,458 PepsiCo global USD 16992987.477685399 0.6 15449026.6776854 0.6 3938947.3041664599 0.8 12 2 8 3,939 Hitachi Ltd global USD 16716171.1328588 0.6 16616824.977893 0.6 1872284.9526849799 0.4 24 6 8 1,872 ND Logistics global USD 15368586.558801301 0.5 15134894.8546392 0.5 2989985.0425507198 0.6 13 3 7 2,990 UPS SCS (United Parcel Service Inc.) global USD 14347112.728041301 0.5 13600101.7824449 0.5 2544806.25060682 0.5 27 6 17 2,545 Ingram Micro global USD 13824825.736227499 0.5 13008167.8691776 0.5 2959212.65787873 0.5 12 4 9 2,959 Bayerische Motoren Werke Ag (BMW) global USD 13616170.098447099 0.5 12763243.5310995 0.5 2273477.1596246599 0.4 6 3 6 2,273 LG, Inc. global USD 13557832.783477399 0.5 13939277.0250591 0.5 2707141.46118127 0.5 7 5 6 2,707 Panalpina global USD 13277764.6823078 0.4 12411110.0319244 0.4 2030974.4552394401 0.4 12 5 11 2,031 La Poste global USD 11540271.126664 0.4 11787256.8130325 0.4 1618773.72370221 0.3 4 1 2 1,619 Cal Cartage/Brookvale global USD 11498159.279999999 0.4 10200593.76 0.4 1231427.4698339801 0.2 4 1 3 1,231 Con-Way (MenLo) global USD 10878840.878888 0.4 10835413.7113875 0.4 2585808.8791871401 0.5 19 3 13 2,586 UTi Union-Transport Holdings global USD 10793156.756305899 0.4 10237210.800709199 0.4 2092593.2319678999 0.4 14 3 11 2,093 DSV Air and Sea Inc. global USD 10785596.9421483 0.4 10539475.6411935 0.4 1888369.4226231 0.4 12 5 7 1,888 Schneider Electric S.A. global USD 10748890.039450999 0.4 10642978.6196709 0.4 1487311.5721587399 0.3 10 5 8 1487 Rhenus AG & CO KG global USD 10618530.288590901 0.4 10982902.7887446 0.4 2034270.1380395801 0.4 17 5 11 2034 Under Armour global USD 10263606.24 0.3 8608465.0800000001 0.3 2025868.1278037401 0.4 4 1 2 2026 Georgia-Pacific Corporation global USD 9828412.4399999995 0.3 9622387.5600000005 0.3 2348471.9339096299 0.5 5 2 4 2348 Kraft Foods, Inc. global USD 9599577.4233641997 0.3 9043139.5833641998 0.3 2356074.9856399 0.5 5 2 5 2356 Raben Group BV global USD 9345826.1766981706 0.3 10016961.6605793 0.4 1760386.7430431801 0.3 18 5 9 1760 Sears Holdings Corporation global USD 9088195.4399999995 0.3 9050668.0800000001 0.3 2349882.9883057401 0.5 7 1 6 2350 Anixter International Inc. global USD 8872125.4800000004 0.3 8227152.2400000002 0.3 1542018.34499564 0.3 17 2 13 1542 Samsung Electronics Company, Ltd. global USD 8695228.5402380303 0.3 8660942.2348289993 0.3 1617266.7762438301 0.3 6 2 2 1617 Ozburn-Hessey Holding Co global USD 8313124.9199999999 0.3 8176507.2000000002 0.3 2045041.1195491899 0.4 6 1 5 2045 LGI Logistics Group NonFocus USD 8271391.8019481096 0.3 9263864.1238455903 0.3 1866803.2822680201 0.4 9 4 7 1867 Kimberly-Clark Corporation global USD 8224644.4800000004 0.3 7903537.6799999997 0.3 2091222.09966691 0.4 4 1 4 2091 Iron Mountain, Inc. global USD 8191997.5824625902 0.3 7507134.1927734297 0.3 1643932.1123196699 0.3 25 4 16 1644 International Paper Company global USD 7799010.5350131998 0.3 6913466.4996814001 0.2 1991085.1427788399 0.4 13 2 11 Dachser GmbH & Co KG NonFocus USD 7355563.79979154 0.2 7308778.9571320498 0.3 1117572.09079272 0.2 13 4 8 BSH Bosch and Siemens NonFocus USD 7317589.0918814996 0.2 7285249.2118814997 0.3 1376358.74874975 0.3 4 4 4 General Electric Company, Inc. global USD 7254458.8326000003 0.2 7120390.9062819704 0.3 1086100.0080161099 0.2 8 4 8 NYK Group (Yusen) global USD 7133827.9159603901 0.2 8608378.7630085107 0.3 1378519.2028318299 0.3 10 5 9 TNT NonFocus USD 7096172.5573294898 0.2 6633589.1020830004 0.2 390475.79200829501 0.1 7 4 6 Fiege Stiftung & Co. KG global USD 7037770.8881096998 0.2 7445575.24726211 0.3 1559345.7437335399 0.3 17 4 7 Mars, Inc. global USD 6989961.96 0.2 2329987.3199999998 0.1 861751.62899038603 0.2 2 1 2 FM Logistic NonFocus USD 6851599.5896949703 0.2 6846223.5896949703 0.2 1061434.73456476 0.2 6 2 3 National Distribution Centers LP global USD 6805202.8799999999 0.2 6369718.3200000003 0.2 1787621.29627274 0.3 8 1 4 Wincanton Logistics global USD 6732882.1213416001 0.2 7114772.6128422199 0.3 922318.25785583304 0.2 2 1 1 Bed Bath and Beyond global USD 6708150.5999999996 0.2 5758213.2000000002 0.2 799104.65596176498 0.2 2 1 1 Grand Total 735275841.65235651 24.79999999999999 707797744.16392803 25.299999999999997 126951408.19103508 24.799999999999994 742 192 448 PROLOGIS Confidential Top Customers Lease Expirations - Operating Portfolio - Owned and Managed % of Net Effective Rent Total Square Feet Year Occupied Sq Ft Net Effective Rent $ % of Total $ Per Sq Ft 1 Amazon.com 2.5 11,472 2015 remaining 9,666 $48,852 1.7000000000000002 5.12 2 DHL 1.6 10,006 2016 91,887 427242 14.6 4.76 3 Kuehne + Nagel 1.2 6,920 2017 ,117,402 557989 19.100000000000001 4.8099999999999996 4 CEVA Logistics 1.1000000000000001 6,743 2018 97,921 490546 16.8 5.09 5 Home Depot 1 5,441 2019 66,583 340096 11.700000000000001 5.19 6 Geodis 0.9 5,911 Thereafter ,191,149 1052562 36.1 5.63 7 DB Schenker 0.9 3,765 ,574,608 $2,917,287 100 5.17 8 FedEx Corporation 0.8 2,762 Month to month 10,629 9 Nippon Express Group 0.7 2,672 Total ,585,237 10 Wal-Mart Stores 0.7 4,979 Top 10 Customers 11.4 60,671 Lease Expirations - Operating Portfolio - Prologis Share 11 United States Government 0.6 1,243 Year Occupied Sq Ft Net Effective Rent 12 Tesco 0.6 3,172 $ % of Total $ Per Sq Ft 13 UPS 0.5 3,300 2015 remaining 6,574 $31,977 1.7999999999999998 4.91 14 Ingram Micro 0.5 3,181 2016 58,143 255693 14.6 4.46 15 Panalpina 0.5 2,164 2017 73,001 329654 18.8 4.5599999999999996 16 Hitachi 0.4 1,868 2018 61,276 296975 17 4.91 17 LG 0.4 2,566 2019 45,094 216143 12.3 4.87 18 Con-way (Menlo Logistics) 0.4 3,054 Thereafter ,117,947 622461 35.5 5.36 19 Georgia - Pacific 0.4 2,770 ,362,035 $1,752,903 100 4.91 20 XPO Logistics 0.4 3,489 Month to month 6,763 21 PepsiCo 0.4 2,618 Total ,368,798 22 Bayerische Motoren Werke AG (BMW) 0.4 1,991 23 La Poste 0.4 1,673 24 Rehenus AG & CO KG 0.3 2,122 25 UTi 0.3 2,083 Top 25 Customers 17.899999999999999 97965 Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count Sq ft area Reporting Percent Allowed Reporting DHL global USD 67240069.158750698 2.1528935365127002 67726526.791866899 2.3687676180500099 11777548.873583799 2.1781132339212701 91 11,777.548873583799 2.2% CEVA Logistics global USD 44858383.2012977 1.4362763819363999 43860467.842138097 1.5340408087995601 7301721.4905162798 1.3910100285215301 39 7,301.72149051628 1.4% Kuehne & Nagel global USD 38027321.286069103 1.21755933972021 37171763.886069097 1.30010019367618 5951480.1271724897 1.1337831156934699 39 5,951.48012717249 1.2% Geodis global USD 33451924.252331398 1.07106420929944 33539848.976932 1.1730722352705201 6092382.5432759104 1.1106880595298501 33 6,092.3825432759104 1.7% Amazon.Com, Inc. global USD 30886458.288631201 0.988923081836383 29033683.7083585 1.0154669530362599 4658292.7189430101 0.887425232016128 16 4,658.2927189430102 .98892308183638304 Home Depot, Inc. global USD 25062927.600000001 0.80246518945026502 21008391.600000001 0.73477852898503904 4176706.20180421 0.79568088435634599 8 4,176.7062018042097 .8% Hitachi Ltd global USD 24174607.280259699 0.77402293621274199 23793616.308997899 0.83219309329515301 2263807.5551851899 0.43126528668553099 30 2,263.8075551851898 .8% FedEx Corporation global USD 22760429.846069001 0.72874378204704404 21290028.566068798 0.74462891637194495 2260455.5074480199 0.43062670686232901 28 2,260.4555074480199 .7% United States Government NonFocus USD 22413184.439999901 0.71762567345996098 21939314.760000002 0.76733801107803701 1481846.3620212299 0.28229824336314602 30 1,481.8463620212299 .7% Top 10 Tesco PLC global USD 19658648.805084702 0.62943091044593402 19658648.805084702 0.68757063014922204 2693445.3383522001 0.51311317225515896 8 2,693.4453383522 .6% 0.10519005040921077 48,657.686718302335 PepsiCo global USD 19521687.150819801 0.62504567015831902 14637187.5908198 0.51194262612948604 4893544.8931839103 0.93018435836268398 16 4,893.5448931839101 .6% Panalpina global USD 17387972.9709839 0.55672837774612904 16192372.9531695 0.566335976872547 2421386.9364131298 0.46128485123082102 16 2,421.3869364131297 .6% Panasonic Co., Ltd. global USD 17170176.164406002 0.54975495634693905 17145381.464405999 0.59966790467213005 1677527.70629683 0.31957639929328802 10 1,677.52770629683 .5% DB Schenker global USD 16998222.542518999 0.54424934271845704 17494019.924362902 0.61186170130503104 2904583.1527717202 0.53490120929714602 22 2,904.5831527717201 .5% National Distribution Centers LP global USD 16985966.399999999 0.54385692536461105 12077381.039999999 0.422412169552428 3487832.5729786502 0.66444743107755999 10 3,487.8325729786502 .5% ND Logistics global USD 16479572.3421383 0.52764319287238304 15894368.6221388 0.55591313307969303 2804619.74125956 0.534292384521731 12 2,804.6197412595602 .5% Wal-Mart Stores, Inc. global USD 14128548.3942037 0.45236807306628901 10744405.7142037 0.37579072095652699 2655068.8569141799 0.50580228391067905 6 2,655.688569141798 .5% Bayerische Motoren Werke Ag (BMW) global USD 13918676.0381587 0.44564837684237202 11258457.6559796 0.39376993311096897 2273477.1596246599 0.37090601638316101 6 2,273.4771596246601 .4% Ingram Micro global USD 13808434.061229199 0.44211864758192798 11701911.440221399 0.40927994099077403 2892966.2918699798 0.54781773130709199 12 2,892.9662918699796 .4% UPS SCS (United Parcel Service Inc.) global USD 13797251.795256 0.44176061362333102 13589135.555256199 0.47528650567754199 2263209.4349298999 0.431151342148691 24 2,263.2094349299 .4% Nippon Express Group global USD 13096247.243827701 0.41931583944749201 12615398.8438277 0.441229599177277 1328238.7584553501 0.25303531991491302 23 1,328.2387584553501 .4% LG, Inc. global USD 12921390.773982599 0.41371728238982203 12830426.213982601 0.44875028413699303 2540322.4584293999 0.48394259079086199 6 2,540.3224584293998 .4% Schneider Electric S.A. global USD 12706597.5811188 0.40684003073929698 12557882.9833673 0.43921795449037998 1698402.48127785 0.32355313565325999 11 1,698.40248127785 .4% La Poste global USD 12403679.2165005 0.39714118602606502 12646529.3621011 0.44231840392059102 1278009.84772083 0.243466491708554 3 1,278.98477208301 .4% Rhenus AG & CO KG global USD 11794235.7389125 0.377628015677127 11886610.2015724 0.41573986837383198 1895767.7811700201 0.36115209252784802 14 1,895.76778117002 .4% Grand Total 551652612.57255006 17.662821571521601 522293760.81092501 18.2674737111581 85672644.791598395 16.119517601333101 7282 85,672.644791598388 0.176628215715216 S:\Corporate\EXTERNAL\Current Quarterly Reporting\Supplemental - Powerpoint Tables\[Operations Overview - Customer Information - Owned and Managed.xlsx]Display Information provided by the Dock PROLOGIS | Customer Listing Time run: 7/16/2014 5:26:16 PM Customer Data as of Date : 6/30/2014 Area Displayed in : Square Feet Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count DHL global USD 64202908.486932598 2.12724827651867 66645974.859352298 2.3461047124879002 10959383.4475541 2.1648234090576901 88 CEVA Logistics global USD 42902783.684041999 1.42150682578978 42280210.634827301 1.4883689768914801 6898772.6636532499 1.3627248857121499 36 Kuehne & Nagel global USD 38239958.746686503 1.2670124805107601 37676944.8024166 1.3263225264487499 6016526.4378224202 1.18845346876875 40 Geodis global USD 36510318.089799903 1.2097039380619801 36934397.307106502 1.3001830006683901 6052858.2663082397 1.1956301492066901 34 Amazon.Com, Inc. global USD 31253772.556558199 1.0355377251978599 29588298.277158499 1.04158197354057 4659045.0542917904 0.920308140111323 14 Wal-Mart Stores, Inc. global USD 28672804.171373699 0.95002196464240096 25160705.7884866 0.88571966340749597 4903990.1850820603 0.96869251826608305 12 Home Depot, Inc. global USD 25062927.600000001 0.83041517585552305 21008392.920000002 0.73954788320562703 4176706.20180421 0.82503102493782499 8 FedEx Corporation global USD 22705840.420481 0.75231731769919696 21333124.300480802 0.75097923856724502 2333102.4761713399 0.46086122274272701 28 United States Government NonFocus USD 22413184.439999901 0.74262068642869905 21939314.760000002 0.77231865624017304 1481846.3431843801 0.29271132520397602 30 Hitachi Ltd global USD 22073934.0656076 0.73138023344546299 21947938.3286708 0.772622227388164 2061908.56457621 0.40729188364399399 24 Tesco PLC global USD 18980087.047270101 0.628871158815139 18698408.212570101 0.65823065408093695 2508047.7453297898 0.49541842350046 7 DB Schenker global USD 18839714.634777199 0.62422017057202706 18693607.128192902 0.65806164392381705 3073883.3177654999 0.583528291019492 24 PepsiCo global USD 18098381.754018199 0.59965743455139697 14886893.754018201 0.52405582879260204 4075970.2451740201 0.80513250071057696 14 ND Logistics global USD 17870534.058653299 0.59210810962677296 17117522.795853801 0.60257954035818495 3032201.0992061901 0.59895521969322196 13 Panasonic Co., Ltd. global USD 17563592.535234001 0.58193815250063197 17554201.935233999 0.61795173633711797 1677527.70629683 0.33136455762433598 10 Panalpina global USD 15904728.661779299 0.52697467188972102 14633083.4553393 0.51512107258166495 2158990.80380372 0.42646868360625501 14 Ingram Micro global USD 14575710.6459131 0.48294004245717698 13479676.124646001 0.474518254787067 3022966.29890231 0.59281697298643898 12 La Poste global USD 14317281.2150911 0.47437744655188802 14538862.738690499 0.51180426811132396 1618773.72370221 0.31975879553882502 4 Bayerische Motoren Werke Ag (BMW) global USD 14077725.5011387 0.46644019742026699 13175014.307693601 0.46379339817006099 2273477.1596246599 0.44908334475803602 6 UPS SCS (United Parcel Service Inc.) global USD 13201399.4304554 0.437404704053034 13009383.230455499 0.457962770714122 2314269.5734262099 0.45714113128701001 25 Nippon Express Group global USD 13179362.218459699 0.43667454053954302 12783954.898459701 0.45002713059272298 1328238.7584553501 0.26236898917553603 21 LG, Inc. global USD 12893568.632522 0.427205282410065 12802604.072521999 0.45068362808178902 2540322.4584293999 0.50179369586619305 6 Schneider Electric S.A. global USD 12886807.0344631 0.426981248979862 12718565.577690201 0.44772526324173201 1698402.48127785 0.335487983157714 11 Con-Way (MenLo) global USD 11882522.8706684 0.39370609358714198 11936273.3378144 0.42018662322050698 2699930.88937417 0.53332138802567497 20 UTi Union-Transport Holdings global USD 11861139.662471401 0.39299759931709299 11280386.8259084 0.397097780425615 2286675.6990807699 0.45169047200353302 16 Grand Total 560170988.16439605 18.560261477422099 541823740.37358797 19.073548452265101 85853817.600297004 16.930858476604499 7029 PROLOGIS Confidential DOCK CRITERA As of Date: 41820 Output Currency: USD Output Area: Square Feet Top Parents by ABER: 25 Supplemental: Operating Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count Sq ft area Reporting Percent Allowed Reporting DHL global USD 64202908.486932598 2.12724827651867 66645974.859352298 2.3461047124879002 10959383.4475541 2.1648234090576901 88 10,959.383447554101 2.1% CEVA Logistics global USD 42902783.684041999 1.42150682578978 42280210.634827301 1.4883689768914801 6898772.6636532499 1.3627248857121499 36 6,898.7726636532498 1.4% Kuehne & Nagel global USD 38239958.746686503 1.2670124805107601 37676944.8024166 1.3263225264487499 6016526.4378224202 1.18845346876875 40 6,016.5264378224201 1.3% Geodis global USD 36510318.089799903 1.2097039380619801 36934397.307106502 1.3001830006683901 6052858.2663082397 1.1956301492066901 34 6,052.8582663082398 1.2% Amazon.Com, Inc. global USD 31253772.556558199 1.0355377251978599 29588298.277158499 1.04158197354057 4659045.0542917904 0.920308140111323 14 4,659.450542917906 1.4% Wal-Mart Stores, Inc. global USD 28672804.171373699 0.95002196464240096 25160705.7884866 0.88571966340749597 4903990.1850820603 0.96869251826608305 12 4,903.9901850820606 .95002196464240088 Home Depot, Inc. global USD 25062927.600000001 0.83041517585552305 21008392.920000002 0.73954788320562703 4176706.20180421 0.82503102493782499 8 4,176.7062018042097 .8% FedEx Corporation global USD 22705840.420481 0.75231731769919696 21333124.300480802 0.75097923856724502 2333102.4761713399 0.46086122274272701 28 2,333.1024761713397 .8% United States Government NonFocus USD 22413184.439999901 0.74262068642869905 21939314.760000002 0.77231865624017304 1481846.3431843801 0.29271132520397602 30 1,481.8463431843802 .7% Top 10 Hitachi Ltd global USD 22073934.0656076 0.73138023344546299 21947938.3286708 0.772622227388164 2061908.56457621 0.40729188364399399 24 2,061.9085645762102 .7% 0.11067764624150332 49,544.139640448004 Tesco PLC global USD 18980087.047270101 0.628871158815139 18698408.212570101 0.65823065408093695 2508047.7453297898 0.49541842350046 7 2,508.477453297899 .6% DB Schenker global USD 18839714.634777199 0.62422017057202706 18693607.128192902 0.65806164392381705 3073883.3177654999 0.583528291019492 24 3,073.8833177655001 .6% PepsiCo global USD 18098381.754018199 0.59965743455139697 14886893.754018201 0.52405582879260204 4075970.2451740201 0.80513250071057696 14 4,075.97024517402 .6% ND Logistics global USD 17870534.058653299 0.59210810962677296 17117522.795853801 0.60257954035818495 3032201.0992061901 0.59895521969322196 13 3,032.2010992061901 .6% Panasonic Co., Ltd. global USD 17563592.535234001 0.58193815250063197 17554201.935233999 0.61795173633711797 1677527.70629683 0.33136455762433598 10 1,677.52770629683 .6% Panalpina global USD 15904728.661779299 0.52697467188972102 14633083.4553393 0.51512107258166495 2158990.80380372 0.42646868360625501 14 2,158.9908038037202 .5% Ingram Micro global USD 14575710.6459131 0.48294004245717698 13479676.124646001 0.474518254787067 3022966.29890231 0.59281697298643898 12 3,022.96629890231 .5% La Poste global USD 14317281.2150911 0.47437744655188802 14538862.738690499 0.51180426811132396 1618773.72370221 0.31975879553882502 4 1,618.77372370221 .5% Bayerische Motoren Werke Ag (BMW) global USD 14077725.5011387 0.46644019742026699 13175014.307693601 0.46379339817006099 2273477.1596246599 0.44908334475803602 6 2,273.4771596246601 .5% UPS SCS (United Parcel Service Inc.) global USD 13201399.4304554 0.437404704053034 13009383.230455499 0.457962770714122 2314269.5734262099 0.45714113128701001 25 2,314.2695734262097 .4% Nippon Express Group global USD 13179362.218459699 0.43667454053954302 12783954.898459701 0.45002713059272298 1328238.7584553501 0.26236898917553603 21 1,328.2387584553501 .4% LG, Inc. global USD 12893568.632522 0.427205282410065 12802604.072521999 0.45068362808178902 2540322.4584293999 0.50179369586619305 6 2,540.3224584293998 .4% Schneider Electric S.A. global USD 12886807.0344631 0.426981248979862 12718565.577690201 0.44772526324173201 1698402.48127785 0.335487983157714 11 1,698.40248127785 .4% Con-Way (MenLo) global USD 11882522.8706684 0.39370609358714198 11936273.3378144 0.42018662322050698 2699930.88937417 0.53332138802567497 20 2,699.93088937417 .4% UTi Union-Transport Holdings global USD 11861139.662471401 0.39299759931709299 11280386.8259084 0.397097780425615 2286675.6990807699 0.45169047200353302 16 2,286.6756990807698 .4% Grand Total 560170988.16439605 18.560261477422099 541823740.37358797 19.073548452265101 85853817.600297004 16.930858476604499 7029 85,853.817600296999 0.18560261477422099 S:\Corporate\EXTERNAL\Current Quarterly Reporting\Supplemental - Powerpoint Tables\[Operations Overview - Customer Information - Owned and Managed.xlsx]Display Information provided by the Dock TAKE OUT INC, LTDS, ETC -SEE Q214 PROLOGIS | Customer Listing Time run: 10/10/2014 12:15:18 PM Customer Data as of Date : 9/30/2014 Area Displayed in : Square Feet PLD_R_RE_CustomerListing Table Parent Customer Name  Customer Type  Output Currency  AEBR  % of Total AEBR  ACBR  % of Total ACBR  Area  % Area  Lease Count  Country Count  Market Count  DHL global USD 57564037.388829201 1.92112115256061 59392823.592511803 2.1215966902412799 10272278.547674401 2.0040520187738502 82 15 37 10,272.278547674401 1.9% CEVA Logistics global USD 39627975.564643703 1.3225295782530599 39112618.725991003 1.3971587376457699 6814363.5293643 1.3294362029126601 31 12 22 6,814.3635293643001 1.3% Kuehne & Nagel global USD 36399066.668165803 1.2147691524369499 35772678.7774764 1.2778513009596599 5951480.1271724897 1.16109349139999 39 11 25 5,951.48012717249 1.2% Geodis global USD 34671352.284840703 1.15710904383531 33465699.410785101 1.1954426951252599 5974141.9590356499 1.1655146614143801 33 10 17 5,974.14195903565 1.2% Wal-Mart Stores, Inc. global USD 28138970.240061801 0.93909971210509102 24300138.4467411 0.86803573533942702 4851713.2089989204 0.94653640921831295 11 5 7 4,851.71320899892 .9% Amazon.Com, Inc. global USD 27932012.925035398 0.93219279428609303 26189913.1344225 0.935541192736002 4439937.9198046001 0.86620183731577405 13 4 8 4,439.9379198045999 .9% Nippon Express Group global USD 26059155.2672401 0.86968872707096201 25665508.5872401 0.91680871153115295 2868893.5099452902 0.55970170625432403 28 3 13 2,868.8935099452901 .9% Home Depot, Inc. global USD 25091647.559999999 0.83739947833239003 21038367.84 0.75152061945494297 4176706.20180421 0.81484711076550698 8 1 6 4,176.7062018042097 .8% FedEx Corporation global USD 22733509.646264002 0.75869984515460198 20860903.316263799 0.74518133259468 2461014.4633821002 0.48012726491817398 28 2 15 2,461.144633821001 .8% United States Government NonFocus USD 22096576.199999899 0.73744306102519697 21663764.640000001 0.77386068851902501 1417319.37096516 0.27650941643059901 29 1 10 1,417.31937096516 .7% Tesco PLC global USD 22078095.192293201 0.73682628262610494 22078095.192293201 0.78866116903569605 3171610.5308065899 0.618759748144323 8 3 4 3,171.6105308065898 .7% Hitachi Ltd global USD 20518285.186034098 0.68476975336011703 20415924.4562128 0.72928605064633101 2061908.56457621 0.402264405330164 24 6 8 2,061.9085645762102 .7% PepsiCo global USD 17957603.127912 0.59931048590790903 16419486.327911999 0.58652755908294796 4075970.2451740201 0.79519420743827496 14 2 10 4,075.97024517402 .6% DB Schenker global USD 17407406.082558598 0.58094841073300396 17667681.490910798 0.63111487732129701 3212737.7621447998 0.58901550286654702 24 8 15 3,212.7377621447999 .6% ND Logistics global USD 16241251.2936287 0.54202958686663205 15232932.721429201 0.54414216549433403 2899740.4176145899 0.56571972915943602 12 3 7 2,899.7404176145901 .5% Panalpina global USD 14576967.141924899 0.48648637564062402 13322884.5084666 0.47591250874951402 2075321.8737965899 0.40488125117374002 13 6 12 2,075.3218737965899 .5% Ingram Micro global USD 14069903.386825999 0.46956381513575002 13203268.584085699 0.47163965667890301 2840315.7090673898 0.55412637072621596 11 4 9 2,840.3157090673899 .5% Bayerische Motoren Werke Ag (BMW) global USD 13789336.652107099 0.46020028343743402 12917444.933855601 0.46142962668468501 2273477.1596246599 0.44354000626409501 6 3 6 2,273.4771596246601 .5% UPS SCS (United Parcel Service Inc.) global USD 13065268.339775899 0.43603549212298198 12421946.153273501 0.44372970084660601 2314269.5734262099 0.45149833010142598 25 5 16 2,314.2695734262097 .4% LG, Inc. global USD 12446471.518165199 0.41538399307847201 12371370.9581652 0.44192308246984302 2540322.3775386098 0.49559970219024102 6 4 5 2,540.32237753861 .4% La Poste global USD 11993328.709512001 0.40026097054004001 12216378.591416501 0.43638653323011001 1618773.72370221 0.31581179714581697 4 1 2 1,618.77372370221 .4% Con-Way (MenLo) global USD 11588912.3729685 0.38676412747938399 11622700.310467999 0.41517949507731799 2651471.9102372001 0.51728422372619698 19 3 14 2,651.4719102372001 .4% Schneider Electric S.A. global USD 11182887.419110199 0.37321359901217799 11042063.6880724 0.39443832363951598 1487311.5721587399 0.29016442115515201 10 5 8 1,487.3115721587399 .4% UTi Union-Transport Holdings global USD 10565425.5402037 0.35260665185774998 10048767.930528101 0.35895637709837902 2048448.7611937399 0.39963848879024999 14 3 11 2,048.4487611937398 .4% Rhenus AG & CO KG global USD 10540842.2315393 0.35178621749599598 10590059.0908693 0.37829207230148698 1869054.8770490501 0.36437536046080998 16 5 11 1,869.5487704905 .4% Grand Total 538336287.93964005 17.9662385903546 519033421.40939099 18.540616902504201 86368583.896257699 16.811893664076301 508 125 298 0.50800000000000001 PROLOGIS Confidential Dock Critera As of Date: 41912 Output Currency: USD Output Area: Square Feet Top Parents by ABER: 25 Supplemental: Operating PROLOGIS | Customer Listing Time run: 4/7/2014 2:16:53 PM Customer Data as of Date : 3/31/2014 Area Displayed in : Square Feet Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count DHL global USD 67240069.158750698 2.1528935365127002 67726526.791866899 2.3687676180500099 11777548.873583799 2.1781132339212701 91 CEVA Logistics global USD 44858383.2012977 1.4362763819363999 43860467.842138097 1.5340408087995601 7301721.4905162798 1.3910100285215301 39 Kuehne & Nagel global USD 38027321.286069103 1.21755933972021 37171763.886069097 1.30010019367618 5951480.1271724897 1.1337831156934699 39 Geodis global USD 33451924.252331398 1.07106420929944 33539848.976932 1.1730722352705201 6092382.5432759104 1.1106880595298501 33 Amazon.Com, Inc. global USD 30886458.288631201 0.988923081836383 29033683.7083585 1.0154669530362599 4658292.7189430101 0.887425232016128 16 Home Depot, Inc. global USD 25062927.600000001 0.80246518945026502 21008391.600000001 0.73477852898503904 4176706.20180421 0.79568088435634599 8 Hitachi Ltd global USD 24174607.280259699 0.77402293621274199 23793616.308997899 0.83219309329515301 2263807.5551851899 0.43126528668553099 30 FedEx Corporation global USD 22760429.846069001 0.72874378204704404 21290028.566068798 0.74462891637194495 2260455.5074480199 0.43062670686232901 28 United States Government NonFocus USD 22413184.439999901 0.71762567345996098 21939314.760000002 0.76733801107803701 1481846.3620212299 0.28229824336314602 30 Tesco PLC global USD 19658648.805084702 0.62943091044593402 19658648.805084702 0.68757063014922204 2693445.3383522001 0.51311317225515896 8 PepsiCo global USD 19521687.150819801 0.62504567015831902 14637187.5908198 0.51194262612948604 4893544.8931839103 0.93018435836268398 16 Panalpina global USD 17387972.9709839 0.55672837774612904 16192372.9531695 0.566335976872547 2421386.9364131298 0.46128485123082102 16 Panasonic Co., Ltd. global USD 17170176.164406002 0.54975495634693905 17145381.464405999 0.59966790467213005 1677527.70629683 0.31957639929328802 10 DB Schenker global USD 16998222.542518999 0.54424934271845704 17494019.924362902 0.61186170130503104 2904583.1527717202 0.53490120929714602 22 National Distribution Centers LP global USD 16985966.399999999 0.54385692536461105 12077381.039999999 0.422412169552428 3487832.5729786502 0.66444743107755999 10 ND Logistics global USD 16479572.3421383 0.52764319287238304 15894368.6221388 0.55591313307969303 2804619.74125956 0.534292384521731 12 Wal-Mart Stores, Inc. global USD 14128548.3942037 0.45236807306628901 10744405.7142037 0.37579072095652699 2655068.8569141799 0.50580228391067905 6 Bayerische Motoren Werke Ag (BMW) global USD 13918676.0381587 0.44564837684237202 11258457.6559796 0.39376993311096897 2273477.1596246599 0.37090601638316101 6 Ingram Micro global USD 13808434.061229199 0.44211864758192798 11701911.440221399 0.40927994099077403 2892966.2918699798 0.54781773130709199 12 UPS SCS (United Parcel Service Inc.) global USD 13797251.795256 0.44176061362333102 13589135.555256199 0.47528650567754199 2263209.4349298999 0.431151342148691 24 Nippon Express Group global USD 13096247.243827701 0.41931583944749201 12615398.8438277 0.441229599177277 1328238.7584553501 0.25303531991491302 23 LG, Inc. global USD 12921390.773982599 0.41371728238982203 12830426.213982601 0.44875028413699303 2540322.4584293999 0.48394259079086199 6 Schneider Electric S.A. global USD 12706597.5811188 0.40684003073929698 12557882.9833673 0.43921795449037998 1698402.48127785 0.32355313565325999 11 La Poste global USD 12403679.2165005 0.39714118602606502 12646529.3621011 0.44231840392059102 1278009.84772083 0.243466491708554 3 Rhenus AG & CO KG global USD 11794235.7389125 0.377628015677127 11886610.2015724 0.41573986837383198 1895767.7811700201 0.36115209252784802 14 Grand Total 551652612.57255006 17.662821571521601 522293760.81092501 18.2674737111581 85672644.791598395 16.119517601333101 7282 PROLOGIS Confidential PROLOGIS | Customer Listing Time run: 1/5/2015 2:44:47 PM Customer Data as of Date : 12/31/2014 Area Displayed in : Square Feet PLD_R_RE_CustomerListing Table Parent Customer Name  Customer Type  Output Currency  AEBR  % of Total AEBR  ACBR  % of Total ACBR  Area  % Area  Lease Count  Country Count  Market Count  Area  (ROUNDED) DHL global USD 56024788.673170701 1.9 57070283.642283998 200.000% 10030667.980327999 1.9 83 15 36 10,031 CEVA Logistics global USD 39761514.266494296 1.3 40265005.110693596 1.4 7124697.8305968298 1.4 33 12 22 7,125 Kuehne & Nagel global USD 37358267.509480402 1.3 36573949.001424797 1.3 6299348.7555496804 1.2 41 12 26 6,299 Geodis global USD 35307212.099890299 1.2 33932357.634916 1.2 6273454.0160011696 1.2 35 10 18 6,273 Wal-Mart Stores, Inc. global USD 28280452.767466899 100.000% 24398361.147179302 0.9 5072414.1136684902 100.000% 16 5 10 5,072 Amazon.Com, Inc. global USD 27237913.547770198 0.9 25582572.066685501 0.9 4439937.90773826 0.9 13 4 8 4,440 Home Depot, Inc. global USD 25909005.120000001 0.9 20024015.879999999 0.7 4176706.20180421 0.8 8 1 6 4,177 Nippon Express Group global USD 23948718.018304601 0.8 23709587.178304601 0.8 2817963.53187215 0.5 28 3 12 2,818 FedEx Corporation global USD 22867955.125735998 0.8 21639063.085735802 0.8 2488254.3997616698 0.5 28 2 15 2,488 United States Government NonFocus USD 22098839.759999901 0.7 21669409.079999998 0.8 1417319.37096516 0.3 29 1 10 1,417 Tesco PLC global USD 20501868.218841199 0.7 21030744.019581199 0.7 3118382.9937945302 0.6 8 3 4 3,118 DB Schenker global USD 17638088.738873702 0.6 17938814.067202501 0.6 3458221.5512072002 0.7 29 9 17 3,458 PepsiCo global USD 16992987.477685399 0.6 15449026.6776854 0.6 3938947.3041664599 0.8 12 2 8 3,939 Hitachi Ltd global USD 16716171.1328588 0.6 16616824.977893 0.6 1872284.9526849799 0.4 24 6 8 1,872 ND Logistics global USD 15368586.558801301 0.5 15134894.8546392 0.5 2989985.0425507198 0.6 13 3 7 2,990 UPS SCS (United Parcel Service Inc.) global USD 14347112.728041301 0.5 13600101.7824449 0.5 2544806.25060682 0.5 27 6 17 2,545 Ingram Micro global USD 13824825.736227499 0.5 13008167.8691776 0.5 2959212.65787873 0.5 12 4 9 2,959 Bayerische Motoren Werke Ag (BMW) global USD 13616170.098447099 0.5 12763243.5310995 0.5 2273477.1596246599 0.4 6 3 6 2,273 LG, Inc. global USD 13557832.783477399 0.5 13939277.0250591 0.5 2707141.46118127 0.5 7 5 6 2,707 Panalpina global USD 13277764.6823078 0.4 12411110.0319244 0.4 2030974.4552394401 0.4 12 5 11 2,031 La Poste global USD 11540271.126664 0.4 11787256.8130325 0.4 1618773.72370221 0.3 4 1 2 1,619 Cal Cartage/Brookvale global USD 11498159.279999999 0.4 10200593.76 0.4 1231427.4698339801 0.2 4 1 3 1,231 Con-Way (MenLo) global USD 10878840.878888 0.4 10835413.7113875 0.4 2585808.8791871401 0.5 19 3 13 2,586 UTi Union-Transport Holdings global USD 10793156.756305899 0.4 10237210.800709199 0.4 2092593.2319678999 0.4 14 3 11 2,093 DSV Air and Sea Inc. global USD 10785596.9421483 0.4 10539475.6411935 0.4 1888369.4226231 0.4 12 5 7 1,888 Schneider Electric S.A. global USD 10748890.039450999 0.4 10642978.6196709 0.4 1487311.5721587399 0.3 10 5 8 1487 Rhenus AG & CO KG global USD 10618530.288590901 0.4 10982902.7887446 0.4 2034270.1380395801 0.4 17 5 11 2034 Under Armour global USD 10263606.24 0.3 8608465.0800000001 0.3 2025868.1278037401 0.4 4 1 2 2026 Georgia-Pacific Corporation global USD 9828412.4399999995 0.3 9622387.5600000005 0.3 2348471.9339096299 0.5 5 2 4 2348 Kraft Foods, Inc. global USD 9599577.4233641997 0.3 9043139.5833641998 0.3 2356074.9856399 0.5 5 2 5 2356 Raben Group BV global USD 9345826.1766981706 0.3 10016961.6605793 0.4 1760386.7430431801 0.3 18 5 9 1760 Sears Holdings Corporation global USD 9088195.4399999995 0.3 9050668.0800000001 0.3 2349882.9883057401 0.5 7 1 6 2350 Anixter International Inc. global USD 8872125.4800000004 0.3 8227152.2400000002 0.3 1542018.34499564 0.3 17 2 13 1542 Samsung Electronics Company, Ltd. global USD 8695228.5402380303 0.3 8660942.2348289993 0.3 1617266.7762438301 0.3 6 2 2 1617 Ozburn-Hessey Holding Co global USD 8313124.9199999999 0.3 8176507.2000000002 0.3 2045041.1195491899 0.4 6 1 5 2045 LGI Logistics Group NonFocus USD 8271391.8019481096 0.3 9263864.1238455903 0.3 1866803.2822680201 0.4 9 4 7 1867 Kimberly-Clark Corporation global USD 8224644.4800000004 0.3 7903537.6799999997 0.3 2091222.09966691 0.4 4 1 4 2091 Iron Mountain, Inc. global USD 8191997.5824625902 0.3 7507134.1927734297 0.3 1643932.1123196699 0.3 25 4 16 1644 International Paper Company global USD 7799010.5350131998 0.3 6913466.4996814001 0.2 1991085.1427788399 0.4 13 2 11 Dachser GmbH & Co KG NonFocus USD 7355563.79979154 0.2 7308778.9571320498 0.3 1117572.09079272 0.2 13 4 8 BSH Bosch and Siemens NonFocus USD 7317589.0918814996 0.2 7285249.2118814997 0.3 1376358.74874975 0.3 4 4 4 General Electric Company, Inc. global USD 7254458.8326000003 0.2 7120390.9062819704 0.3 1086100.0080161099 0.2 8 4 8 NYK Group (Yusen) global USD 7133827.9159603901 0.2 8608378.7630085107 0.3 1378519.2028318299 0.3 10 5 9 TNT NonFocus USD 7096172.5573294898 0.2 6633589.1020830004 0.2 390475.79200829501 0.1 7 4 6 Fiege Stiftung & Co. KG global USD 7037770.8881096998 0.2 7445575.24726211 0.3 1559345.7437335399 0.3 17 4 7 Mars, Inc. global USD 6989961.96 0.2 2329987.3199999998 0.1 861751.62899038603 0.2 2 1 2 FM Logistic NonFocus USD 6851599.5896949703 0.2 6846223.5896949703 0.2 1061434.73456476 0.2 6 2 3 National Distribution Centers LP global USD 6805202.8799999999 0.2 6369718.3200000003 0.2 1787621.29627274 0.3 8 1 4 Wincanton Logistics global USD 6732882.1213416001 0.2 7114772.6128422199 0.3 922318.25785583304 0.2 2 1 1 Bed Bath and Beyond global USD 6708150.5999999996 0.2 5758213.2000000002 0.2 799104.65596176498 0.2 2 1 1 Grand Total 735275841.65235651 24.79999999999999 707797744.16392803 25.299999999999997 126951408.19103508 24.799999999999994 742 192 448 PROLOGIS Confidential Top Customers Lease Expirations - Operating Portfolio - Owned and Managed % of Net Effective Rent Total Square Feet Year Occupied Sq Ft Net Effective Rent $ % of Total $ Per Sq Ft 1 Amazon.com 2.5 11,472 2015 remaining 9,666 $48,852 1.7000000000000002 5.12 2 DHL 1.6 10,006 2016 91,887 427242 14.6 4.76 3 Kuehne + Nagel 1.2 6,920 2017 ,117,402 557989 19.100000000000001 4.8099999999999996 4 CEVA Logistics 1.1000000000000001 6,743 2018 97,921 490546 16.8 5.09 5 Home Depot 1 5,441 2019 66,583 340096 11.700000000000001 5.19 6 Geodis 0.9 5,911 Thereafter ,191,149 1052562 36.1 5.63 7 DB Schenker 0.9 3,765 ,574,608 $2,917,287 100 5.17 8 FedEx Corporation 0.8 2,762 Month to month 10,629 9 Nippon Express Group 0.7 2,672 Total ,585,237 10 Wal-Mart Stores 0.7 4,979 Top 10 Customers 11.4 60,671 Lease Expirations - Operating Portfolio - Prologis Share 11 United States Government 0.6 1,243 Year Occupied Sq Ft Net Effective Rent 12 Tesco 0.6 3,172 $ % of Total $ Per Sq Ft 13 UPS 0.5 3,300 2015 remaining 6,574 $31,977 1.7999999999999998 4.91 14 Ingram Micro 0.5 3,181 2016 58,143 255693 14.6 4.46 15 Panalpina 0.5 2,164 2017 73,001 329654 18.8 4.5599999999999996 16 Hitachi 0.4 1,868 2018 61,276 296975 17 4.91 17 LG 0.4 2,566 2019 45,094 216143 12.3 4.87 18 Con-way (Menlo Logistics) 0.4 3,054 Thereafter ,117,947 622461 35.5 5.36 19 Georgia - Pacific 0.4 2,770 ,362,035 $1,752,903 100 4.91 20 XPO Logistics 0.4 3,489 Month to month 6,763 21 PepsiCo 0.4 2,618 Total ,368,798 22 Bayerische Motoren Werke AG (BMW) 0.4 1,991 23 La Poste 0.4 1,673 24 Rehenus AG & CO KG 0.3 2,122 25 UTi 0.3 2,083 Top 25 Customers 17.899999999999999 97965 Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count Sq ft area Reporting Percent Allowed Reporting DHL global USD 67240069.158750698 2.1528935365127002 67726526.791866899 2.3687676180500099 11777548.873583799 2.1781132339212701 91 11,777.548873583799 2.2% CEVA Logistics global USD 44858383.2012977 1.4362763819363999 43860467.842138097 1.5340408087995601 7301721.4905162798 1.3910100285215301 39 7,301.72149051628 1.4% Kuehne & Nagel global USD 38027321.286069103 1.21755933972021 37171763.886069097 1.30010019367618 5951480.1271724897 1.1337831156934699 39 5,951.48012717249 1.2% Geodis global USD 33451924.252331398 1.07106420929944 33539848.976932 1.1730722352705201 6092382.5432759104 1.1106880595298501 33 6,092.3825432759104 1.7% Amazon.Com, Inc. global USD 30886458.288631201 0.988923081836383 29033683.7083585 1.0154669530362599 4658292.7189430101 0.887425232016128 16 4,658.2927189430102 .98892308183638304 Home Depot, Inc. global USD 25062927.600000001 0.80246518945026502 21008391.600000001 0.73477852898503904 4176706.20180421 0.79568088435634599 8 4,176.7062018042097 .8% Hitachi Ltd global USD 24174607.280259699 0.77402293621274199 23793616.308997899 0.83219309329515301 2263807.5551851899 0.43126528668553099 30 2,263.8075551851898 .8% FedEx Corporation global USD 22760429.846069001 0.72874378204704404 21290028.566068798 0.74462891637194495 2260455.5074480199 0.43062670686232901 28 2,260.4555074480199 .7% United States Government NonFocus USD 22413184.439999901 0.71762567345996098 21939314.760000002 0.76733801107803701 1481846.3620212299 0.28229824336314602 30 1,481.8463620212299 .7% Top 10 Tesco PLC global USD 19658648.805084702 0.62943091044593402 19658648.805084702 0.68757063014922204 2693445.3383522001 0.51311317225515896 8 2,693.4453383522 .6% 0.10519005040921077 48,657.686718302335 PepsiCo global USD 19521687.150819801 0.62504567015831902 14637187.5908198 0.51194262612948604 4893544.8931839103 0.93018435836268398 16 4,893.5448931839101 .6% Panalpina global USD 17387972.9709839 0.55672837774612904 16192372.9531695 0.566335976872547 2421386.9364131298 0.46128485123082102 16 2,421.3869364131297 .6% Panasonic Co., Ltd. global USD 17170176.164406002 0.54975495634693905 17145381.464405999 0.59966790467213005 1677527.70629683 0.31957639929328802 10 1,677.52770629683 .5% DB Schenker global USD 16998222.542518999 0.54424934271845704 17494019.924362902 0.61186170130503104 2904583.1527717202 0.53490120929714602 22 2,904.5831527717201 .5% National Distribution Centers LP global USD 16985966.399999999 0.54385692536461105 12077381.039999999 0.422412169552428 3487832.5729786502 0.66444743107755999 10 3,487.8325729786502 .5% ND Logistics global USD 16479572.3421383 0.52764319287238304 15894368.6221388 0.55591313307969303 2804619.74125956 0.534292384521731 12 2,804.6197412595602 .5% Wal-Mart Stores, Inc. global USD 14128548.3942037 0.45236807306628901 10744405.7142037 0.37579072095652699 2655068.8569141799 0.50580228391067905 6 2,655.688569141798 .5% Bayerische Motoren Werke Ag (BMW) global USD 13918676.0381587 0.44564837684237202 11258457.6559796 0.39376993311096897 2273477.1596246599 0.37090601638316101 6 2,273.4771596246601 .4% Ingram Micro global USD 13808434.061229199 0.44211864758192798 11701911.440221399 0.40927994099077403 2892966.2918699798 0.54781773130709199 12 2,892.9662918699796 .4% UPS SCS (United Parcel Service Inc.) global USD 13797251.795256 0.44176061362333102 13589135.555256199 0.47528650567754199 2263209.4349298999 0.431151342148691 24 2,263.2094349299 .4% Nippon Express Group global USD 13096247.243827701 0.41931583944749201 12615398.8438277 0.441229599177277 1328238.7584553501 0.25303531991491302 23 1,328.2387584553501 .4% LG, Inc. global USD 12921390.773982599 0.41371728238982203 12830426.213982601 0.44875028413699303 2540322.4584293999 0.48394259079086199 6 2,540.3224584293998 .4% Schneider Electric S.A. global USD 12706597.5811188 0.40684003073929698 12557882.9833673 0.43921795449037998 1698402.48127785 0.32355313565325999 11 1,698.40248127785 .4% La Poste global USD 12403679.2165005 0.39714118602606502 12646529.3621011 0.44231840392059102 1278009.84772083 0.243466491708554 3 1,278.98477208301 .4% Rhenus AG & CO KG global USD 11794235.7389125 0.377628015677127 11886610.2015724 0.41573986837383198 1895767.7811700201 0.36115209252784802 14 1,895.76778117002 .4% Grand Total 551652612.57255006 17.662821571521601 522293760.81092501 18.2674737111581 85672644.791598395 16.119517601333101 7282 85,672.644791598388 0.176628215715216 S:\Corporate\EXTERNAL\Current Quarterly Reporting\Supplemental - Powerpoint Tables\[Operations Overview - Customer Information - Owned and Managed.xlsx]Display Information provided by the Dock PROLOGIS | Customer Listing Time run: 7/16/2014 5:26:16 PM Customer Data as of Date : 6/30/2014 Area Displayed in : Square Feet Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count DHL global USD 64202908.486932598 2.12724827651867 66645974.859352298 2.3461047124879002 10959383.4475541 2.1648234090576901 88 CEVA Logistics global USD 42902783.684041999 1.42150682578978 42280210.634827301 1.4883689768914801 6898772.6636532499 1.3627248857121499 36 Kuehne & Nagel global USD 38239958.746686503 1.2670124805107601 37676944.8024166 1.3263225264487499 6016526.4378224202 1.18845346876875 40 Geodis global USD 36510318.089799903 1.2097039380619801 36934397.307106502 1.3001830006683901 6052858.2663082397 1.1956301492066901 34 Amazon.Com, Inc. global USD 31253772.556558199 1.0355377251978599 29588298.277158499 1.04158197354057 4659045.0542917904 0.920308140111323 14 Wal-Mart Stores, Inc. global USD 28672804.171373699 0.95002196464240096 25160705.7884866 0.88571966340749597 4903990.1850820603 0.96869251826608305 12 Home Depot, Inc. global USD 25062927.600000001 0.83041517585552305 21008392.920000002 0.73954788320562703 4176706.20180421 0.82503102493782499 8 FedEx Corporation global USD 22705840.420481 0.75231731769919696 21333124.300480802 0.75097923856724502 2333102.4761713399 0.46086122274272701 28 United States Government NonFocus USD 22413184.439999901 0.74262068642869905 21939314.760000002 0.77231865624017304 1481846.3431843801 0.29271132520397602 30 Hitachi Ltd global USD 22073934.0656076 0.73138023344546299 21947938.3286708 0.772622227388164 2061908.56457621 0.40729188364399399 24 Tesco PLC global USD 18980087.047270101 0.628871158815139 18698408.212570101 0.65823065408093695 2508047.7453297898 0.49541842350046 7 DB Schenker global USD 18839714.634777199 0.62422017057202706 18693607.128192902 0.65806164392381705 3073883.3177654999 0.583528291019492 24 PepsiCo global USD 18098381.754018199 0.59965743455139697 14886893.754018201 0.52405582879260204 4075970.2451740201 0.80513250071057696 14 ND Logistics global USD 17870534.058653299 0.59210810962677296 17117522.795853801 0.60257954035818495 3032201.0992061901 0.59895521969322196 13 Panasonic Co., Ltd. global USD 17563592.535234001 0.58193815250063197 17554201.935233999 0.61795173633711797 1677527.70629683 0.33136455762433598 10 Panalpina global USD 15904728.661779299 0.52697467188972102 14633083.4553393 0.51512107258166495 2158990.80380372 0.42646868360625501 14 Ingram Micro global USD 14575710.6459131 0.48294004245717698 13479676.124646001 0.474518254787067 3022966.29890231 0.59281697298643898 12 La Poste global USD 14317281.2150911 0.47437744655188802 14538862.738690499 0.51180426811132396 1618773.72370221 0.31975879553882502 4 Bayerische Motoren Werke Ag (BMW) global USD 14077725.5011387 0.46644019742026699 13175014.307693601 0.46379339817006099 2273477.1596246599 0.44908334475803602 6 UPS SCS (United Parcel Service Inc.) global USD 13201399.4304554 0.437404704053034 13009383.230455499 0.457962770714122 2314269.5734262099 0.45714113128701001 25 Nippon Express Group global USD 13179362.218459699 0.43667454053954302 12783954.898459701 0.45002713059272298 1328238.7584553501 0.26236898917553603 21 LG, Inc. global USD 12893568.632522 0.427205282410065 12802604.072521999 0.45068362808178902 2540322.4584293999 0.50179369586619305 6 Schneider Electric S.A. global USD 12886807.0344631 0.426981248979862 12718565.577690201 0.44772526324173201 1698402.48127785 0.335487983157714 11 Con-Way (MenLo) global USD 11882522.8706684 0.39370609358714198 11936273.3378144 0.42018662322050698 2699930.88937417 0.53332138802567497 20 UTi Union-Transport Holdings global USD 11861139.662471401 0.39299759931709299 11280386.8259084 0.397097780425615 2286675.6990807699 0.45169047200353302 16 Grand Total 560170988.16439605 18.560261477422099 541823740.37358797 19.073548452265101 85853817.600297004 16.930858476604499 7029 PROLOGIS Confidential DOCK CRITERA As of Date: 41820 Output Currency: USD Output Area: Square Feet Top Parents by ABER: 25 Supplemental: Operating Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count Sq ft area Reporting Percent Allowed Reporting DHL global USD 64202908.486932598 2.12724827651867 66645974.859352298 2.3461047124879002 10959383.4475541 2.1648234090576901 88 10,959.383447554101 2.1% CEVA Logistics global USD 42902783.684041999 1.42150682578978 42280210.634827301 1.4883689768914801 6898772.6636532499 1.3627248857121499 36 6,898.7726636532498 1.4% Kuehne & Nagel global USD 38239958.746686503 1.2670124805107601 37676944.8024166 1.3263225264487499 6016526.4378224202 1.18845346876875 40 6,016.5264378224201 1.3% Geodis global USD 36510318.089799903 1.2097039380619801 36934397.307106502 1.3001830006683901 6052858.2663082397 1.1956301492066901 34 6,052.8582663082398 1.2% Amazon.Com, Inc. global USD 31253772.556558199 1.0355377251978599 29588298.277158499 1.04158197354057 4659045.0542917904 0.920308140111323 14 4,659.450542917906 1.4% Wal-Mart Stores, Inc. global USD 28672804.171373699 0.95002196464240096 25160705.7884866 0.88571966340749597 4903990.1850820603 0.96869251826608305 12 4,903.9901850820606 .95002196464240088 Home Depot, Inc. global USD 25062927.600000001 0.83041517585552305 21008392.920000002 0.73954788320562703 4176706.20180421 0.82503102493782499 8 4,176.7062018042097 .8% FedEx Corporation global USD 22705840.420481 0.75231731769919696 21333124.300480802 0.75097923856724502 2333102.4761713399 0.46086122274272701 28 2,333.1024761713397 .8% United States Government NonFocus USD 22413184.439999901 0.74262068642869905 21939314.760000002 0.77231865624017304 1481846.3431843801 0.29271132520397602 30 1,481.8463431843802 .7% Top 10 Hitachi Ltd global USD 22073934.0656076 0.73138023344546299 21947938.3286708 0.772622227388164 2061908.56457621 0.40729188364399399 24 2,061.9085645762102 .7% 0.11067764624150332 49,544.139640448004 Tesco PLC global USD 18980087.047270101 0.628871158815139 18698408.212570101 0.65823065408093695 2508047.7453297898 0.49541842350046 7 2,508.477453297899 .6% DB Schenker global USD 18839714.634777199 0.62422017057202706 18693607.128192902 0.65806164392381705 3073883.3177654999 0.583528291019492 24 3,073.8833177655001 .6% PepsiCo global USD 18098381.754018199 0.59965743455139697 14886893.754018201 0.52405582879260204 4075970.2451740201 0.80513250071057696 14 4,075.97024517402 .6% ND Logistics global USD 17870534.058653299 0.59210810962677296 17117522.795853801 0.60257954035818495 3032201.0992061901 0.59895521969322196 13 3,032.2010992061901 .6% Panasonic Co., Ltd. global USD 17563592.535234001 0.58193815250063197 17554201.935233999 0.61795173633711797 1677527.70629683 0.33136455762433598 10 1,677.52770629683 .6% Panalpina global USD 15904728.661779299 0.52697467188972102 14633083.4553393 0.51512107258166495 2158990.80380372 0.42646868360625501 14 2,158.9908038037202 .5% Ingram Micro global USD 14575710.6459131 0.48294004245717698 13479676.124646001 0.474518254787067 3022966.29890231 0.59281697298643898 12 3,022.96629890231 .5% La Poste global USD 14317281.2150911 0.47437744655188802 14538862.738690499 0.51180426811132396 1618773.72370221 0.31975879553882502 4 1,618.77372370221 .5% Bayerische Motoren Werke Ag (BMW) global USD 14077725.5011387 0.46644019742026699 13175014.307693601 0.46379339817006099 2273477.1596246599 0.44908334475803602 6 2,273.4771596246601 .5% UPS SCS (United Parcel Service Inc.) global USD 13201399.4304554 0.437404704053034 13009383.230455499 0.457962770714122 2314269.5734262099 0.45714113128701001 25 2,314.2695734262097 .4% Nippon Express Group global USD 13179362.218459699 0.43667454053954302 12783954.898459701 0.45002713059272298 1328238.7584553501 0.26236898917553603 21 1,328.2387584553501 .4% LG, Inc. global USD 12893568.632522 0.427205282410065 12802604.072521999 0.45068362808178902 2540322.4584293999 0.50179369586619305 6 2,540.3224584293998 .4% Schneider Electric S.A. global USD 12886807.0344631 0.426981248979862 12718565.577690201 0.44772526324173201 1698402.48127785 0.335487983157714 11 1,698.40248127785 .4% Con-Way (MenLo) global USD 11882522.8706684 0.39370609358714198 11936273.3378144 0.42018662322050698 2699930.88937417 0.53332138802567497 20 2,699.93088937417 .4% UTi Union-Transport Holdings global USD 11861139.662471401 0.39299759931709299 11280386.8259084 0.397097780425615 2286675.6990807699 0.45169047200353302 16 2,286.6756990807698 .4% Grand Total 560170988.16439605 18.560261477422099 541823740.37358797 19.073548452265101 85853817.600297004 16.930858476604499 7029 85,853.817600296999 0.18560261477422099 S:\Corporate\EXTERNAL\Current Quarterly Reporting\Supplemental - Powerpoint Tables\[Operations Overview - Customer Information - Owned and Managed.xlsx]Display Information provided by the Dock TAKE OUT INC, LTDS, ETC -SEE Q214

Capital Deployment Overview – Owned and Managed Development Starts (TEI) Building Acquisitions Development Stabilizations Land Portfolio Americas Europe Asia Value Creation $26 $184 $426 $255 $486 (in millions) 23

Capital Deployment Value Creation from Development Stabilization 24 (square feet and dollars in thousands) Q3 2015 YTD 2015 Square Feet Leased % at Start TEI Square Feet Leased % at Start TEI Owned and Managed Prologis Share Owned and Managed Prologis Share $ % $ % Americas U.S. Central 765 8.1999999999999993 $43,366 $43,366 100 1,048 1800.00% $60,350 $60,350 100 East 2,244 84.7 122133 122133 100 3,928 6400.00% 256290 256290 100 Northwest 600 0.00% 36225 36225 100 1,002 25.7 58354 58354 100 Southwest 963 15.9 59600 59600 100 2,436 8.1 164159 164159 100 Canada 0 0 0 0 0 0 0 0 0 0 Mexico 810 61.9 46721 46721 100 1,613 31.1 95721 95721 100 Brazil 0 0 0 0 0 971 0.00% 63546 21310 33.534762219494539 Americas total 5,382 48.7 308045 308045 100 10,998 33.299999999999997 698420 656184 93.952635949715074 Europe Northern 282 10000.00% 16736 16736 100 995 83.4 65843 65843 100 Southern 143 10000.00% 14457 14457 100 758 10000.00% 53286 45312 85.035468978718612 Central 474 10000.00% 26055 26055 100 1,562 58.6 81770 81770 100 United Kingdom 547 76.7 74225 74225 100 2,519 6500.00% 334746 334746 100 Europe total 1,446 91.2 131473 131473 100 5,834 7100.00% 535645 527671 98.511327465018809 Asia Japan 0 0 0 0 0 1,546 25.8 158566 158566 100 China 203 10000.00% 9736 1,460 14.995891536565326 1,095 40.9 51451 7717 14.998736662066822 Singapore 0 0 0 0 0 0 0.00% 0 0 0 Asia total 203 10000.00% 9736 1460 14.995891536565326 2,641 3200.00% 210017 166283 79.175971468976329 Total 7,031 58.9 $,449,254 $,440,978 98.157834988670118 19,473 44.4 $1,444,082 $1,350,138 93.494552248418032 Weighted average estimated stabilized yield 6.9% 7.5% 7.5% Pro forma NOI $15,531 $33,903 $,108,736 Weighted average estimated cap rate at stabilization 5.7% 5.5% 5.6% Estimated value creation $51,459 $,159,948 $,485,764 Estimated development margin 0.22700000000000001 0.36 0.33800000000000002 Prologis share of estimated value creation ($) $,157,906 $,459,290 Prologis share of estimated value creation (%) 0.98723335083902264 0.94599999999999995 Q3 2015 YTD 2015 Square Feet Leased % at Start TEI Square Feet Leased % at Start TEI Owned and Managed Prologis Share Owned and Managed Prologis Share $ % $ % Americas U.S. Central 765 8.1999999999999993 $43,366 $43,366 100 1,048 1800.00% $60,350 $60,350 100 East 2,244 84.7 122133 122133 100 3,928 6400.00% 256290 256290 100 Northwest 600 0.00% 36225 36225 100 1,002 25.7 58354 58354 100 Southwest 963 15.9 59600 59600 100 2,436 8.1 164159 164159 100 Canada 0 0 0 0 0 0 0 0 0 0 Mexico 810 61.9 46721 46721 100 1,613 31.1 95721 95721 100 Brazil 0 0 0 0 0 971 0.00% 63546 21310 33.534762219494539 Americas total 5,382 48.7 308045 308045 100 10,998 33.299999999999997 698420 656184 93.952635949715074 Europe Northern 282 10000.00% 16736 16736 100 995 83.4 65843 65843 100 Southern 143 10000.00% 14457 14457 100 758 10000.00% 53286 45312 85.035468978718612 Central 474 10000.00% 26055 26055 100 1,562 58.6 81770 81770 100 United Kingdom 547 76.7 74225 74225 100 2,519 6500.00% 334746 334746 100 Europe total 1,446 91.2 131473 131473 100 5,834 7100.00% 535645 527671 98.511327465018809 Asia Japan 0 0 0 0 0 1,546 25.8 158566 158566 100 China 203 10000.00% 9736 1,460 14.995891536565326 1,095 40.9 51451 7717 14.998736662066822 Singapore 0 0 0 0 0 0 0.00% 0 0 0 Asia total 203 10000.00% 9736 1460 14.995891536565326 2,641 3200.00% 210017 166283 79.175971468976329 Total 7,031 58.9 $,449,254 $,440,978 98.157834988670118 19,473 44.4 $1,444,082 $1,350,138 93.494552248418032 Weighted average estimated stabilized yield 6.9% 7.5% 7.5% Pro forma NOI $15,531 $33,903 $,108,736 Weighted average estimated cap rate at stabilization 5.7% 5.5% 5.6% Estimated value creation $51,459 $,159,948 $,485,764 Estimated development margin 0.22700000000000001 0.36 0.33800000000000002 Prologis share of estimated value creation ($) $,157,906 $,459,290 Prologis share of estimated value creation (%) 0.98723335083902264 0.94599999999999995

Capital Deployment Development Starts 25 (square feet and dollars in thousands) Capital Deployment - Owned and Managed 3-3 Development Starts Prologis Share Region Property ID Property Name % Ownership Square Feet (in thousands) PreConstr Date Constr Date Acquisition Completion Date Current CFI (in thousands) Cost per SQFT SQFT Leased % Leased Current SQFT Leased Current % Leased INV /BTS Sq Ft (in thousands) TEI (in thousands) Cost per SQFT SQFT Leased % Leased Current SQFT Leased Current % Leased Fund Name Fund Name AMERICAS 1st QUARTER Brazil Fund 1st Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 #DIV/0! 0 0.0% Central DAL01803 Stellar Way Bldg 1 1 112 40544 40544 40826 10,523 $93.955357142857139 112 100.0% 112 100.0% BTS 112 10,523 $93.955357142857139 112 100.0% 112 100.0% Q1 Central DAL05406 Park 121 Bldg 6 1 300 40544 40544 40826 20,813 $69.376666666666665 300 100.0% 300 100.0% BTS 300 20,813 $69.376666666666665 300 100.0% 300 100.0% Q1 Central CIN02401 Gateway International Bldg 1 1 520 23,959 $46.075000000000003 0 0.0% 0 0.0% INV 520 23,959 $46.075000000000003 0 0.0% 0 0.0% Q1 Central NAS00603 CentrePointe Lot 4 Bldg 1 1 148 9,585 $64.763513513513516 0 0.0% 48.84 0.33 INV 148 9,585 $64.763513513513516 0 0.0% 48.84 0.33 Q1 Southwest INE04612 Redlands DC 12 1 594 46,559 $78.382154882154879 0 0.0% 0 0.0% INV 594 46,559 $78.382154882154879 0 0.0% 0 0.0% Q1 Southwest LAS00407 Black Mtn Dis Ctr 3 1 241 40544 40544 40826 18,494 $76.738589211618262 0 0.0% 0 0.0% INV 241 18,494 $76.738589211618262 0 0.0% 0 0.0% Q1 Northwest SBA02003 Silicon Valley Logistics Pk 12 1 383 40544 40544 40826 36,438 $95.138381201044382 0 0.0% 0 0.0% INV 383 36,438 $95.138381201044382 0 0.0% 0 0.0% Q1 Northwest SBA02004 Silicon Valley Logistics Pk 13 1 264 40544 40544 40826 27,139 $102.79924242424242 0 0.0% 0 0.0% INV 264 27,139 $102.79924242424242 0 0.0% 0 0.0% Q1 1st Quarter Consolidated Total 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 Central 1,080 64,880 $60.074074074074076 412 0.38148148148148148 460.84000000000003 0.42670370370370375 1,080 64,880 $60.074074074074076 412 0.38148148148148148 412 0.38148148148148148 Northwest 647 40,544 40,544 40,826 63,577 $98.264296754250381 0 0.0% 0 0.0% 647 63,577 $98.264296754250381 0 0.0% 0 0.0% Southwest 835 40,544 40,544 40,826 65,053 $77.907784431137728 0 0.0% 0 0.0% 835 65,053 $77.907784431137728 0 0.0% 0 0.0% 1st Quarter Total 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 0 2nd QUARTER Brazil SAO01101 CCP Cajamar III - Bldg 100 0.5 747 45,065 60.327978580990631 0 0.0% 0 0.0% INV 374 22,532.5 60.247326203208559 0 0.0% 0 0.0% Q2 Brazil RIO00602 CCP Caxias Bldg 200 0.5 375 28,928 77.141333333333336 0 0.0% 0 0.0% INV 188 14,464 76.936170212765958 0 0.0% 0 0.0% Q2 Brazil RIO00601 CCP Caxias Bldg 100 0.5 264 20,500 77.651515151515156 0 0.0% 141 0.53400000000000003 INV 132 10,250 77.651515151515156 0 0.0% 70.5 0.53409090909090906 Q2 Brazil SAO01102 CCP Cajamar III - Bldg 3200 0.5 486 30,067 61.86625514403292 0 0.0% 486 100.0% INV 243 15,033.5 61.86625514403292 0 0.0% 243 100.0% Q2 2nd Quarter Unconsolidated Total 1,872 0 0 0 ,124,560 66.538461538461533 0 0.0% 627 0.33493589743589741 937 62,280 66.467449306296686 0 0.0% 313.5 0.33457844183564567 Central DAL05701 Mountain Creek Bldg 1 1 874 40,807 46.689931350114414 874 100.0% 874 100.0% BTS 874 40,807 46.689931350114414 874 100.0% 874 100.0% Q2 Central LOU00506 Riverport 4 Expansion 1 88 3,899 44.30681818181818 88 100.0% 88 100.0% BTS 88 3,899 44.30681818181818 88 100.0% 88 100.0% Q2 Central NAS00604 CentrePointe Lot 4 Bldg 2 1 151 9,602 63.589403973509931 0 0.0% 0 0.0% INV 151 9,602 63.589403973509931 0 0.0% 0 0.0% Q2 Northwest DEN01503 Stapleton Bus Ctr North 03 1 252 23,959 95.075396825396822 0 0.0% 0 0.0% INV 252 23,959 95.075396825396822 0 0.0% 0 0.0% Q2 Southwest LAS00120 Las Vegas Corp Ctr 20 1 154 9,957 64.65584415584415 154 100.0% 154 100.0% INV 154 9,957 64.65584415584415 154 100.0% 154 100.0% Q2 Mexico REY00804 El Puente Ind Ctr 1 Phase 2 1 127 6,908 54.393700787401578 0 0.0% 0 0.0% INV 127 6,908 54.393700787401578 0 0.0% 0 0.0% Q2 Mexico MXC00701 Toluca Building 1 1 143 9,268 64.811188811188813 0 0.0% 0 0.0% INV 143 9,268 64.811188811188813 0 0.0% 0 0.0% Q2 2nd Quarter Consolidated Total 1,789 ,104,400 58.356623812185582 1,116 0.62381218557853546 1,116 0.62381218557853546 1,789 ,104,400 58.356623812185582 1,116 0.62381218557853546 1,116 0.62381218557853546 Central 1,113 0 0 0 54,308 $48.79424977538185 962 0.86433063791554354 962 0.86433063791554354 1,113 54,308 $48.79424977538185 962 0.86433063791554354 962 0.86433063791554354 Southwest 154 0 0 0 9,957 $64.65584415584415 154 100.0% 154 100.0% 154 9,957 $64.65584415584415 154 100.0% 154 100.0% Northwest 252 0 0 0 23,959 $95.075396825396822 0 0.0% 0 0.0% 252 23,959 $95.075396825396822 0 0.0% 0 0.0% Brazil 1,872 0 0 0 ,124,560 $66.538461538461533 0 0.0% 627 0.33493589743589741 937 62,280 $66.467449306296686 0 0.0% 313.5 0.33457844183564567 Mexico 270 0 0 0 16,176 $59.911111111111111 0 0.0% 0 0.0% 270 16,176 $59.911111111111111 0 0.0% 0 0.0% 0 2nd Quarter Total 3,661 ,228,960 62.540289538377493 1,116 0.30483474460529908 1,743 0.47609942638623326 2,726 ,166,680 61.144534115920763 1,116 0.40939104915627295 1,429.5 0.52439471753484956 3rd QUARTER Brazil SAO01202 CCP Castelo Bldg 200 0.5 293 15,042 51.337883959044369 0 0.0% 0 0.0% INV 147 7,521 51.163265306122447 0 0.0% 0 0.0% Q3 Brazil SAO01203 CCP Castelo Bldg 300 0.5 293 15,004 51.208191126279864 0 0.0% 0 0.0% INV 147 7,502 51.034013605442176 0 0.0% 0 0.0% Q3 Latin America REY00309 Reynosa Industrial Center III 5B 0.4587 38 2,132 56.10526315789474 0 100.0% 38 100.0% BTS 17 977.94839999999999 57.526376470588232 0 0.0% 17.430599999999998 1.0253294117647058 Q3 0 3rd Quarter - Unconsolidated Total 624 32,178 51.567307692307693 0 0.0% 0 0.0% 311 16,000.948399999999 51.449994855305462 0 0.0% 17.430599999999998 5.6% Central chi03218 Internationale Centre 17 1 90 7,815 86.833333333333329 0 0.0% 0 0.0% INV 90 7,815 $86.833333333333329 0 0.0% 0 0.0% Q3 Central chi01910 Glendale Heights 10 1 187 10,980 58.716577540106954 0 0.0% 0 0.0% INV 187 10,980 $58.716577540106954 0 0.0% 0 0.0% Q3 Central sat02701 Cornerstone Bldg 1 1 306 18,008 58.849673202614376 306 100.0% 306 100.0% BTS 306 18,008 $58.849673202614376 306 100.0% 306 100.0% Q3 East 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 East 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 East 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Latin America 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Latin America 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Southwest 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Southwest 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 3rd Quarter - Consolidated Total 583 36,803 63.126929674099486 306 0.52487135506003435 306 0.52487135506003435 583 36,803 63.126929674099486 306 0.52487135506003435 306 0.52487135506003435 Central 583 583 583 583 36,803 $63.126929674099486 306 0.52487135506003435 306 0.52487135506003435 583 36,803 $63.126929674099486 306 0.52487135506003435 306 0.52487135506003435 East 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southwest 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Canada 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Brazil 586 0 0 0 30,046 $51.273037542662117 0 0.0% 0 0.0% 294 15,023 $51.098639455782312 0 0.0% 0 0.0% Mexico 38 2,132 $56.10526315789474 0 0.0% 38 100.0% 17 977.94839999999999 $57.526376470588232 0 0.0% 17.430599999999998 1.0253294117647058 3rd Quarter Total 1,207 68,981 57.150787075393538 306 0.25352112676056338 306 0.25352112676056338 894 52,803.948400000001 59.064819239373605 306 0.34228187919463088 323.43060000000003 0.36177919463087249 4th QUARTER Mexico mxc00502 Prologis Park Laurel, Building 2 0.4587 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Brazil sao01201 CCP Castelo Bldg 100 0.5 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 4th Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central dal05702 Mountain Creek 2 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East cha01208 West Pointe Business Center 8 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East atl04702 I-85 Distribution Center 1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East pen00217 Lehigh Valley East 4 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East tor01306 Milton DC 6 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East tor01307 Milton DC 7 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East tor01308 Milton DC 8 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Mexico jua00914 Centro Industrial Juarez #14 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Northwest cva01501 Prologis International Park of Commerce 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Southwest ine00502 Kaiser DC #9 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 4th Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central 0 583 583 583 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% East 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Northwest 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southwest 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Canada 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Mexico 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Brazil 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 4th Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central 2,776 2,776 2,776 2,776 ,155,991 56.19272334293948 1,680 0.60518731988472618 1,728.8400000000001 0.62278097982708935 2,776 ,155,991 56.19272334293948 1,680 0.60518731988472618 1,680 0.60518731988472618 East 0 0 0 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northwest 899 0 0 0 87,536 97.370411568409338 0 0.0% 0 0.0% 899 87,536 97.370411568409338 0 0.0% 0 0.0% Southwest 989 0 0 0 75,010 75.844287158746212 154 0.1557128412537917 154 0.1557128412537917 989 75,010 75.844287158746212 154 0.1557128412537917 154 0.1557128412537917 Canada 0 0 0 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Mexico 308 0 0 0 18,308 59.441558441558442 0 0.0% 38 0.12337662337662338 287 17,153.948400000001 59.769855052264809 0 0.0% 17.430599999999998 6.7% Brazil 2,458 0 0 0 ,154,606 62.899104963384865 0 0.0% 627 0.25508543531326283 1,231 77,303 62.796913078797722 0 0.0% 313.5 0.25467099918765229 AMERICAS YTD TOTAL 7,430 ,491,451 $66.144145356662179 1,834 0.24683714670255721 2,509.84 0.33779811574697177 6,182 ,412,994 $66.805888062115827 1,834 0.2966677450663216 2,213.7706000000003 0.3580994176641864 EUROPE 1st QUARTER Northern be000508 Liege DC1 – Unit C Brazil Fund 0.31159999999999999 287 14,752 51.400696864111495 287 100.0% 287 100.0% BTS 89.429199999999994 4,596.7231999999995 $51.400696864111495 89.429199999999994 100.0% 89.429199999999994 100.0% Q1 1st Quarter Unconsolidated Total 287 14,752 51.400696864111495 287 100.0% 287 100.0% 89.429199999999994 4,596.7231999999995 51.400696864111495 89.429199999999994 100.0% 89.429199999999994 100.0% Central pl000543 Szczecin DC3A 1 298 11,145 37.399328859060404 204.875 0.6875 242.125 0.8125 INV 298 11,145 37.399328859060404 204.875 0.6875 242.125 0.8125 Q1 1st Quarter - Consolidated Total 298 11,145 37.399328859060404 204.875 0.6875 242.125 0.8125 298 11,145 37.399328859060404 204.875 0.6875 242.125 0.8125 Northern 287 14,752 51.400696864111495 287 100.0% 287 100.0% 89.429199999999994 4,596.7231999999995 51.400696864111495 89.429199999999994 100.0% 89.429199999999994 100.0% Central 298 11,145 37.399328859060404 204.875 0.6875 242.125 0.8125 298 11,145 37.399328859060404 204.875 0.6875 242.125 0.8125 1st Quarter Total 585 25,897 44.268376068376071 491.875 0.84081196581196582 529.125 0.90448717948717949 387.42919999999998 15,741.7232 40.631225524560364 294.30419999999998 0.75963350206953939 331.55419999999998 0.85578010124172366 2nd QUARTER Central CZ000536 Prague Jirny DC4A Extension 0.5 47 2,093 44.531914893617021 47 100.0% 47 100.0% BTS 23.5 1,046.5 44.531914893617021 23.5 100.0% 23.5 100.0% Q2 Central SK000509 Bratislava DC13 0.31530000000000002 63 3,641 57.793650793650791 31.626000000000001 0.502 31.626000000000001 0.502 INV 19.863900000000001 1,148.73 57.793650793650791 9.9716778000000019 0.50200000000000011 9.9716778000000019 0.50200000000000011 Q2 Central SK000508 Bratislava DC12 0.31530000000000002 177 9,565 54.039548022598872 59.914500000000004 0.33850000000000002 130.44899999999998 0.73699999999999999 INV 55.808100000000003 3,015.8445000000002 54.039548022598872 18.891041850000004 0.33850000000000008 41.130569699999995 0.73699999999999988 Q2 2nd Quarter - Unconsolidated Total 287 15,299 53.306620209059233 138.54050000000001 0.48271951219512199 209.07499999999999 0.72848432055749124 99.171999999999997 5,210.3518000000004 52.538537087081039 52.362719650000003 0.52799902845561253 74.602247500000004 0.75225111422578961 Central CZ000534 Prague Jirny DC4B Extension 1 304 17,022 55.993421052631582 304 100.0% 304 100.0% BTS 304 17,022 55.993421052631582 304 100.0% 304 100.0% Q2 Southern LHV00110 Le Havre DC7 1 188 10,385 55.23936170212766 188 100.0% 188 100.0% BTS 188 10,385 55.23936170212766 188 100.0% 188 100.0% Q2 Southern FR000571 Moissy II DC1 Phase I 1 508 33,686 66.311023622047244 508 100.0% 508 100.0% BTS 508 33,686 66.311023622047244 508 100.0% 508 100.0% Q2 Northern DE000588 Munich East DC1 1 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% BTS 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% Q2 Central PL000544 Wroclaw V DC8 1 200 9,137 45.685000000000002 65.759999999999991 0.32879999999999998 65.759999999999991 0.32879999999999998 INV 200 9,137 45.685000000000002 65.759999999999991 0.32879999999999998 65.759999999999991 0.32879999999999998 Q2 United Kingdom GB000576 Boscombe Road DC2 1 358 48,840 136.42458100558659 0 0.0% 0 0.0% INV 358 48,840 136.42458100558659 0 0.0% 0 0.0% Q2 2nd Quarter - Consolidated Total 3,100 ,226,960 73.212903225806457 2,607.7600000000002 0.84121290322580655 2,607.7600000000002 0.84121290322580655 3,100 ,226,960 73.212903225806457 2,607.7600000000002 0.84121290322580655 2,607.7600000000002 0.84121290322580655 Northern 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% Central 791 0 0 0 41,458 52.412136536030339 508.3005 0.64260493046776235 578.83500000000004 0.73177623261694058 603.17200000000003 31,369.3518 52.007307699959547 422.12271965000002 0.699838055562924 444.36224749999997 0.73670901086257312 United Kingdom 358 48,840 48,976.424581005587 48,976.424581005587 48,840 136.42458100558659 0 0.0% 0 0.0% 358 48,840 136.42458100558659 0 0.0% 0 0.0% Southern 696 0 0 0 44,071 63.320402298850574 696 100.0% 696 100.0% 696 44,071 63.320402298850574 696 100.0% 696 100.0% 2nd Quarter Total 3,387 ,242,259 71.526129317980519 2,746.3005000000003 0.8108356953055802 2,816.835 0.83166076173604964 3,199.172 ,232,170 72.571902979896052 2,660.1227196500004 0.831503501421618 2,682.3622475000002 0.83845515261448911 3rd QUARTER Central SK000510 Senec Bratislava DC10B Extension 0.31530000000000002 199 10,364 52.08040201005025 145.28989999999999 0.73009999999999997 145.28989999999999 0.73009999999999997 INV 62.744700000000002 3,267.7692000000002 52.08040201005025 45.809905469999997 0.73009999999999997 45.809905469999997 0.73009999999999997 Q3 Northern DE000589 Augsburg DC3 Extension 0.5 58 3,947 68.051724137931032 58 100.0% 58 100.0% BTS 29 1,973.5 68.051724137931032 29 100.0% 29 100.0% Q3 3rd Quarter - Unconsolidated Total 257 14,311 55.684824902723733 203.28989999999999 0.79101128404669252 203.28989999999999 0.79101128404669252 91.744699999999995 5,241.2692000000006 57.12884994991537 45.809905469999997 0.49931936635031776 74.80990546999999 0.81541392004115765 United Kingdom GB000578 Daventry Apex Park DC7 1 215 20,752 96.520930232558143 0 0.0% 0 0.0% INV 215 20,752 96.520930232558143 0 0.0% 0 0.0% Q3 United Kingdom GB000579 Daventry Apex Park DC8 1 85 8,940 105.17647058823529 0 0.0% 0 0.0% INV 85 8,940 105.17647058823529 0 0.0% 0 0.0% Q3 United Kingdom GB000570 Ryton DC7 1 328 37,096 113.09756097560975 0 0.0% 0 0.0% INV 328 37,096 113.09756097560975 0 0.0% 0 0.0% Q3 United Kingdom GB000571 Ryton DC1 1 141 19,260 136.59574468085106 0 0.0% 0 0.0% INV 141 19,260 136.59574468085106 0 0.0% 0 0.0% Q3 Northern NL000557 Eindhoven DC2 PHASE I 1 304 15,367 50.549342105263158 304 100.0% 304 100.0% BTS 304 15,367 50.549342105263158 304 100.0% 304 100.0% Q3 Northern DE000590 Bergheim DC1 1 447 31,769 71.071588366890381 447 100.0% 447 100.0% BTS 447 31,769 71.071588366890381 447 100.0% 447 100.0% Q3 Southern FR000585 Le Havre DC7 - Phase II 1 385 20,785 53.987012987012989 0 0.0% 0 0.0% INV 385 20,785 53.987012987012989 0 0.0% 0 0.0% Q3 Central SK000504 Bratislava DC9A 1 274 14,259 52.040145985401459 274 100.0% 274 100.0% BTS 274 14,259 52.040145985401459 274 100.0% 274 100.0% Q3 #DIV/0! 0 #DIV/0! #DIV/0! 0 #DIV/0! 3rd Quarter - Consolidated Total 2,179 ,168,228 77.20422212023864 1,025 0.47039926571821938 1,025 0.47039926571821938 2,179 ,168,228 77.20422212023864 1,025 0.47039926571821938 1,025 0.47039926571821938 Northern 809 0 0 0 51,083 63.143386897404206 809 100.0% 809 100.0% 780 49,110.5 62.96217948717949 780 100.0% 780 100.0% Southern 385 0 0 0 20,785 53.987012987012989 0 0.0% 0 0.0% 385 20,785 53.987012987012989 0 0.0% 0 0.0% Central 473 769 769 769 24,623 52.057082452431288 419.28989999999999 0.88644799154334031 419.28989999999999 0.88644799154334031 336.74470000000002 17,526.769199999999 52.04764677810816 319.80990546999999 0.94971028636827826 319.80990546999999 0.94971028636827826 United Kingdom 769 769 769 769 86,048 111.8959687906372 0 0.0% 0 0.0% 769 86,048 111.8959687906372 0 0.0% 0 0.0% 3rd Quarter Total 2,436 ,182,539 74.933908045977006 1,228.2899 0.50422409688013137 1,228.2899 0.50422409688013137 2,270.7447000000002 ,173,470.26920000001 76.393558994104438 1,070.8099054700001 0.47156772202088593 1,099.8099054700001 0.48433886269557297 4th QUARTER United Kingdom gb000568 London Gateway DC1 0.5 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 4th Quarter - Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central Europe cz000530 Jirny DC5A 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Central Europe cz000531 Jirny DC7 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Central Europe cz000532 Prague Airport DC2A 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Northern Europe de000587 Peine DC2 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Northern Europe se000504 Ljungby DC1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Southern Europe fr000500 Presles DC 1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 United Kingdom gb000521 DIRFT II DC2 Zone 2 Plot A 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 United Kingdom gb000566 Midpoint Park DC1 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 United Kingdom gb000567 Midpoint DC4 Extension 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 4th Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northern 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southern 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Central 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% United Kingdom 0 769 769 769 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 0 4th Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northern 2,638 0 0 0 ,173,725 65.854814253222145 2,638 100.0% 2,638 100.0% 2,411.4292 ,161,597.22320000001 67.013049025034618 2,411.4292 100.0% 2,411.4292 100.0% Southern 1,081 64,856 59.996299722479186 696 0.64384828862164667 696 0.64384828862164667 1,081 64,856 59.996299722479186 696 0.64384828862164667 696 0.64384828862164667 Central 1,562 77,226 49.440460947503198 1,132.4654 0.72500985915492966 1,240.2499 0.79401402048655567 1,237.9167 60,041.120999999999 48.501745715200386 946.80762512000001 0.76483952847554282 1,006.29715297 0.81289569239190329 United Kingdom 1,127 ,134,888 119.68766637089618 0 0.0% 0 0.0% 1,127 ,134,888 119.68766637089618 0 0.0% 0 0.0% EUROPE YTD TOTAL 6,408 ,450,695 70.33317727840199 4,466.4654 0.69701395131086141 4,574.2498999999998 0.71383425405742817 5,857.3459000000003 ,421,382.34419999999 71.940833168141907 4,054.23682512 0.69216278060682734 4,113.7263529700003 0.70231917718398706 ASIA 1st QUARTER China CNS00601 Huizhou Huiyang LC PHI WH1 Brazil Fund 0.15 249 40544 40544 40826 15,753 $63.265060240963855 0 0.0% 0 0.0% INV 37 2,362.9499999999998 $63.86351351351351 0 0.0% 0 0.0% Q1 China CNS00602 Huizhou Huiyang LC PHI WH2 Brazil Fund 0.15 237 40544 40544 40826 15,042 $63.468354430379748 0 0.0% 0 0.0% INV 36 2,256.2999999999997 $62.67499999999999 0 0.0% 0 0.0% Q1 China CNS00603 Huizhou Huiyang LC PHI WH3 Brazil Fund 0.15 236 40544 40544 40826 15,007 $63.58898305084746 0 0.0% 0 0.0% INV 35 2,251.499999999997 $64.315714285714279 0 0.0% 0 0.0% Q1 China CNS00604 Huizhou Huiyang LC PHI WH4 Brazil Fund 0.15 235 40544 40544 40826 14,936 $63.55744680851064 0 0.0% 0 0.0% INV 35 2,240.4 $64.011428571428567 0 0.0% 0 0.0% Q1 1st Quarter Unconsolidated Total 957 60,738 63.467084639498431 0 0.0% 0 0.0% 143 9,110.6999999999989 63.711188811188805 0 0.0% 0 0.0% 40558 40558 41105 40575 40575 41060 1st Quarter Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% China 957 60,738 $63.467084639498431 0 0.0% 0 0.0% 143 9,110.6999999999989 $63.711188811188805 0 0.0% 0 0.0% 1st Quarter -Total 957 60,738 63.467084639498431 0 0.0% 0 0.0% 143 9,110.6999999999989 63.711188811188805 0 0.0% 0 0.0% 2nd QUARTER China CNW00901 Chengdu Longquan Log Ctr WH1 0.15 422 28,199 66.822274881516591 0 0.0% 0 0.0% INV 63.3 4,229.8499999999995 66.822274881516577 0 0.0% 0 0.0% Q2 China CNW00902 Chengdu Longquan Log Ctr WH2 0.15 353 23,538 66.679886685552404 0 0.0% 0 0.0% INV 52.949999999999996 3,530.7 66.679886685552404 0 0.0% 0 0.0% Q2 China CNW00903 Chengdu Longquan Log Ctr WH3 0.15 366 24,443 66.784153005464475 0 0.0% 0 0.0% INV 54.9 3,666.45 66.784153005464475 0 0.0% 0 0.0% Q2 China CNW00904 Chengdu Longquan Log Ctr WH4 0.15 436 29,115 66.777522935779814 0 0.0% 0 0.0% INV 65.399999999999991 4,367.25 66.777522935779828 0 0.0% 0 0.0% Q2 China CNE02601 Wuxi Meicun Log Ctr WH1 0.15 335 17,924 53.504477611940295 0 0.0% 0 0.0% INV 50.25 2,688.6 53.504477611940295 0 0.0% 0 0.0% Q2 China CNE02604 Wuxi Meicun Log Ctr WH4 0.15 372 19,848 53.354838709677416 0 0.0% 0 0.0% INV 55.8 2,977.2 53.354838709677416 0 0.0% 0 0.0% Q2 China CNE02603 Wuxi Meicun Log Ctr WH3 0.15 332 17,710 53.343373493975903 0 0.0% 0 0.0% INV 49.8 2,656.5 53.343373493975903 0 0.0% 0 0.0% Q2 China CNE02602 Wuxi Meicun Log Ctr WH2 0.15 375 20,032 53.418666666666667 0 0.0% 0 0.0% INV 56.25 3,004.7999999999997 53.41866666666666 0 0.0% 0 0.0% Q2 2nd Quarter Unconsolidated Total 2,991 ,180,809 60.451019725844198 0 0.0% 0 0.0% 448.65000000000003 27,121 60.450239607712021 0 0.0% 0 0.0% Japan OSK04401 Park Ibaraki 1 1,645 ,233,665 142.04559270516717 0 0.0% 0 0.0% INV 1,645 ,233,665 $142.04559270516717 0 0.0% 0 0.0% Q2 Japan TKY10401 Koga 1 1 367 46,860 127.68392370572207 367 100.0% 367 100.0% BTS 367 46,860 $127.68392370572207 367 100.0% 367 100.0% Q2 Japan OSK05901 Kobe 2 1 673 92,199 136.99702823179791 673 100.0% 673 100.0% BTS 673 92,199 $136.99702823179791 673 100.0% 673 100.0% Q2 2nd Quarter Consolidated Total 2,685 ,372,724 138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2,685 ,372,724 138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 0 China 2,991 0 0 0 ,180,809 $60.451019725844198 0 0.0% 0 0.0% 448.65000000000003 27,121.35 $60.451019725844191 0 0.0% 0 0.0% Japan 2,685 0 0 0 ,372,724 $138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2,685 ,372,724 $138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2nd Quarter - Total 5,676 ,553,533 97.521670190274847 1,040 0.18322762508809021 1,040 0.18322762508809021 3,133.65 ,399,845 127.59721092017296 1,040 0.33188135241651107 1,040 0.33188135241651107 3rd QUARTER China cns00801 DG Shipai Log Ctr2 WH1 0.15 106 6,155 58.066037735849058 0 0.0% 0 0.0% INV 15.899999999999999 923.25 58.066037735849065 0 0.0% 0 0.0% Q3 China cns00802 DG Shipai Log Ctr2 WH2 0.15 211 12,218 57.905213270142177 0 0.0% 0 0.0% INV 31.65 1,832.7 57.905213270142184 0 0.0% 0 0.0% Q3 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 3rd Quarter Unconsolidated Total 317 18,373 57.958990536277604 0 0.0% 0 0.0% 47.55 2,755.95 57.958990536277604 0 0.0% 0 0.0% #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 3rd Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% 0 China 317 0 0 0 18,373 $57.958990536277604 0 0.0% 0 0.0% 47.55 2,755.95 $57.958990536277604 0 0.0% 0 0.0% Japan 0 0 0 0 0 $0 0 0.0% 0 0.0% 0 0 $0 0 0.0% 0 0.0% 3rd Quarter Total 317 18,373 57.958990536277604 0 0.0% 0 0.0% 47.55 2,755.95 57.958990536277604 0 0.0% 0 0.0% 4th QUARTER Japan tky12501 PP Narashino 5 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 4th Quarter Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% China cne02301 Prologis Shanghai Jinshan WH1 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 China cne02302 Prologis Shanghai Jinshan WH2 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 4th Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Japan 0 0 0 0 0 #DIV/0! 0 #DIV/0! 0 #DIV/0! 0 0 #DIV/0! 0 #DIV/0! 0 0.0% China 0 0 0 0 0 #DIV/0! 0 #DIV/0! 0 #DIV/0! 0 0 #DIV/0! 0 #DIV/0! 0 0.0% None 4th Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Japan 2,685 0 0 0 ,372,724 138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2,685 ,372,724 $138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 China 4,265 0 0 0 ,259,920 60.942555685814774 0 0.0% 0 0.0% 639.20000000000005 38,987.999999999993 $60.994993742177705 0 0.0% 0 0.0% Singapore 0 0 0 0 0 0 0 0.0% 0 0 0 0 $0 0 0 0 0 ASIA YTD TOTAL 6,950 ,632,644 91.027913669064745 1,040 0.14964028776978416 1,040 0.14964028776978416 3,324.2 ,411,712 123.85295710246075 1,040 0.31285722880693101 1,040 0.31285722880693101 TOTAL COMPANY - 1ST QUARTER 4,104 ,280,145 68.261452241715403 903.875 0.22024244639376217 989.96500000000003 0.2412195419103314 3,092.4292 ,218,363 70.612125897660007 706.30420000000004 0.22839785628721912 792.39419999999996 0.25623681214755051 TOTAL COMPANY - 2nd QUARTER 12,724 1,024,752 80.536938069789372 4,902.3005000000003 0.38527982552656398 5,599.835 0.44010020433825842 9,058.8220000000001 ,798,695 88.16764475557639 4,816.1227196500004 0.53165000036980525 5,151.8622475000002 0.56871216229880661 TOTAL COMPANY - 3RD QUARTER 3,960 ,269,893 68.154797979797976 1,534.2899 0.38744694444444444 1,534.2899 0.38744694444444444 3,212.2947000000004 ,229,030 71.297941624098186 1,376.8099054700001 0.42860634968205125 1,423.2405054700002 0.44306037844846552 TOTAL COMPANY - 4TH QUARTER 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% GRAND TOTAL 20,788 1,574,790 75.754762362901673 7,340.4654 0.3531107081008274 8,124.898999999999 0.39080671060227051 15,363.545900000001 1,246,088 81.106797096886339 6,899.2368251200005 0.4490653961023412 7,367.4969529700002 0.47954404542573725 0 0 0 0 0.34419999993406236 29 YTD QTD BTS vs INV ,486,411 0.3088735640942602 BTS vs INV ,472,080.6716 0.3788504018967957 82,353.448399999994 0.35957781640130448 1,088,379 0.69112643590573986 (based on PLD share) ,774,006.62099999993 0.62114959810320436 ,146,674.71920000002 0.64042218359869552 1,574,790 1,246,087.2925999998 ,229,028.16760000002 Q3 2015 YTD 2015 Square Feet Leased % at Start TEI Square Feet Leased % at Start TEI Owned and Managed Prologis Share Owned and Managed Prologis Share $ % $ % Americas U.S. Central 583 52.5 $36,803 $36,803 100 2,776 60.5 $,155,991 $,155,991 100 East 0 0 0 0 0 0 0 0 0 0 Northwest 0 0 0 0 0 899 1,E-4 87,536 87,536 100 Southwest 0 0 0 0 0 989 15.6 75,010 75,010 100 Canada 0 0 0 0 0 0 0 0 0 0 Mexico 38 100 2,132 978 45.872420262664164 308 12.3 18,308 17,154 93.696744592527864 Brazil 586 1,E-4 30,046 15,023 50 2,458 1,E-4 ,154,606 77,303 50 Americas total 1,207 28.5 68,981 52,804 76.548614835969317 7,430 25.2 ,491,451 ,412,994 84.035641396599047 Europe Northern 809 100 51,083 49,110 96.137658320772076 2,638 100 ,173,725 ,161,597 93.018851633328538 Southern 385 1,E-4 20,785 20,785 100 1,081 64.400000000000006 64,856 64,856 100 Central 473 88.6 24,623 17,527 71.181415749502492 1,562 72.5 77,226 60,041 77.747131794991319 United Kingdom 769 1.0000000000000001E-5 86,048 86,048 100 1,127 1,E-4 ,134,888 ,134,888 100 Europe total 2,436 50.4 ,182,539 ,173,470 95.031746640443956 6,408 69.7 ,450,695 ,421,382 93.49604499717104 Asia Japan 0 0 0 0 0 2,685 38.700000000000003 ,372,724 ,372,724 100 China 317 1,E-3 18,373 2,756 15.00027213846405 4,265 1,E-4 ,259,920 38,988 15 Singapore 0 0 0 0 0 0 0 0 0 0 Asia total 317 0 18,373 2,756 15.00027213846405 6,950 15 ,632,644 ,411,712 65.077990149278264 Total 3,960 39.700000000000003 $,269,893 $,229,030 84.859555453457475 20,788 35.5 $1,574,790 $1,246,088 79.12724871252675 Weighted average estimated stabilized yield 7.8% 7.3% Pro forma NOI $21,116 $,115,516 Weighted average estimated cap rate at stabilization 0.06 0.06 Estimated value creation $71,875 $,329,807 Estimated development margin 0.26600000000000001 0.20899999999999999 Prologis share of estimated value creation ($) $62,882 $,265,374 Prologis share of estimated value creation (%) 0.875 0.80500000000000005 % BTS (based on Prologis share) 0.36 0.379 Capital Deployment - Owned and Managed 3-3 Development Starts Prologis Share Region Property ID Property Name % Ownership Square Feet (in thousands) PreConstr Date Constr Date Acquisition Completion Date Current CFI (in thousands) Cost per SQFT SQFT Leased % Leased Current SQFT Leased Current % Leased INV /BTS Sq Ft (in thousands) TEI (in thousands) Cost per SQFT SQFT Leased % Leased Current SQFT Leased Current % Leased Fund Name Fund Name AMERICAS 1st QUARTER Brazil Fund 1st Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 #DIV/0! 0 0.0% Central DAL01803 Stellar Way Bldg 1 1 112 40544 40544 40826 10,523 $93.955357142857139 112 100.0% 112 100.0% BTS 112 10,523 $93.955357142857139 112 100.0% 112 100.0% Q1 Central DAL05406 Park 121 Bldg 6 1 300 40544 40544 40826 20,813 $69.376666666666665 300 100.0% 300 100.0% BTS 300 20,813 $69.376666666666665 300 100.0% 300 100.0% Q1 Central CIN02401 Gateway International Bldg 1 1 520 23,959 $46.075000000000003 0 0.0% 0 0.0% INV 520 23,959 $46.075000000000003 0 0.0% 0 0.0% Q1 Central NAS00603 CentrePointe Lot 4 Bldg 1 1 148 9,585 $64.763513513513516 0 0.0% 48.84 0.33 INV 148 9,585 $64.763513513513516 0 0.0% 48.84 0.33 Q1 Southwest INE04612 Redlands DC 12 1 594 46,559 $78.382154882154879 0 0.0% 0 0.0% INV 594 46,559 $78.382154882154879 0 0.0% 0 0.0% Q1 Southwest LAS00407 Black Mtn Dis Ctr 3 1 241 40544 40544 40826 18,494 $76.738589211618262 0 0.0% 0 0.0% INV 241 18,494 $76.738589211618262 0 0.0% 0 0.0% Q1 Northwest SBA02003 Silicon Valley Logistics Pk 12 1 383 40544 40544 40826 36,438 $95.138381201044382 0 0.0% 0 0.0% INV 383 36,438 $95.138381201044382 0 0.0% 0 0.0% Q1 Northwest SBA02004 Silicon Valley Logistics Pk 13 1 264 40544 40544 40826 27,139 $102.79924242424242 0 0.0% 0 0.0% INV 264 27,139 $102.79924242424242 0 0.0% 0 0.0% Q1 1st Quarter Consolidated Total 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 Central 1,080 64,880 $60.074074074074076 412 0.38148148148148148 460.84000000000003 0.42670370370370375 1,080 64,880 $60.074074074074076 412 0.38148148148148148 412 0.38148148148148148 Northwest 647 40,544 40,544 40,826 63,577 $98.264296754250381 0 0.0% 0 0.0% 647 63,577 $98.264296754250381 0 0.0% 0 0.0% Southwest 835 40,544 40,544 40,826 65,053 $77.907784431137728 0 0.0% 0 0.0% 835 65,053 $77.907784431137728 0 0.0% 0 0.0% 1st Quarter Total 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 0 2nd QUARTER Brazil SAO01101 CCP Cajamar III - Bldg 100 0.5 747 45,065 60.327978580990631 0 0.0% 0 0.0% INV 374 22,532.5 60.247326203208559 0 0.0% 0 0.0% Q2 Brazil RIO00602 CCP Caxias Bldg 200 0.5 375 28,928 77.141333333333336 0 0.0% 0 0.0% INV 188 14,464 76.936170212765958 0 0.0% 0 0.0% Q2 Brazil RIO00601 CCP Caxias Bldg 100 0.5 264 20,500 77.651515151515156 0 0.0% 141 0.53400000000000003 INV 132 10,250 77.651515151515156 0 0.0% 70.5 0.53409090909090906 Q2 Brazil SAO01102 CCP Cajamar III - Bldg 3200 0.5 486 30,067 61.86625514403292 0 0.0% 486 100.0% INV 243 15,033.5 61.86625514403292 0 0.0% 243 100.0% Q2 2nd Quarter Unconsolidated Total 1,872 0 0 0 ,124,560 66.538461538461533 0 0.0% 627 0.33493589743589741 937 62,280 66.467449306296686 0 0.0% 313.5 0.33457844183564567 Central DAL05701 Mountain Creek Bldg 1 1 874 40,807 46.689931350114414 874 100.0% 874 100.0% BTS 874 40,807 46.689931350114414 874 100.0% 874 100.0% Q2 Central LOU00506 Riverport 4 Expansion 1 88 3,899 44.30681818181818 88 100.0% 88 100.0% BTS 88 3,899 44.30681818181818 88 100.0% 88 100.0% Q2 Central NAS00604 CentrePointe Lot 4 Bldg 2 1 151 9,602 63.589403973509931 0 0.0% 0 0.0% INV 151 9,602 63.589403973509931 0 0.0% 0 0.0% Q2 Northwest DEN01503 Stapleton Bus Ctr North 03 1 252 23,959 95.075396825396822 0 0.0% 0 0.0% INV 252 23,959 95.075396825396822 0 0.0% 0 0.0% Q2 Southwest LAS00120 Las Vegas Corp Ctr 20 1 154 9,957 64.65584415584415 154 100.0% 154 100.0% INV 154 9,957 64.65584415584415 154 100.0% 154 100.0% Q2 Mexico REY00804 El Puente Ind Ctr 1 Phase 2 1 127 6,908 54.393700787401578 0 0.0% 0 0.0% INV 127 6,908 54.393700787401578 0 0.0% 0 0.0% Q2 Mexico MXC00701 Toluca Building 1 1 143 9,268 64.811188811188813 0 0.0% 0 0.0% INV 143 9,268 64.811188811188813 0 0.0% 0 0.0% Q2 2nd Quarter Consolidated Total 1,789 ,104,400 58.356623812185582 1,116 0.62381218557853546 1,116 0.62381218557853546 1,789 ,104,400 58.356623812185582 1,116 0.62381218557853546 1,116 0.62381218557853546 Central 1,113 0 0 0 54,308 $48.79424977538185 962 0.86433063791554354 962 0.86433063791554354 1,113 54,308 $48.79424977538185 962 0.86433063791554354 962 0.86433063791554354 Southwest 154 0 0 0 9,957 $64.65584415584415 154 100.0% 154 100.0% 154 9,957 $64.65584415584415 154 100.0% 154 100.0% Northwest 252 0 0 0 23,959 $95.075396825396822 0 0.0% 0 0.0% 252 23,959 $95.075396825396822 0 0.0% 0 0.0% Brazil 1,872 0 0 0 ,124,560 $66.538461538461533 0 0.0% 627 0.33493589743589741 937 62,280 $66.467449306296686 0 0.0% 313.5 0.33457844183564567 Mexico 270 0 0 0 16,176 $59.911111111111111 0 0.0% 0 0.0% 270 16,176 $59.911111111111111 0 0.0% 0 0.0% 0 2nd Quarter Total 3,661 ,228,960 62.540289538377493 1,116 0.30483474460529908 1,743 0.47609942638623326 2,726 ,166,680 61.144534115920763 1,116 0.40939104915627295 1,429.5 0.52439471753484956 3rd QUARTER Brazil SAO01202 CCP Castelo Bldg 200 0.5 293 15,042 51.337883959044369 0 0.0% 0 0.0% INV 147 7,521 51.163265306122447 0 0.0% 0 0.0% Q3 Brazil SAO01203 CCP Castelo Bldg 300 0.5 293 15,004 51.208191126279864 0 0.0% 0 0.0% INV 147 7,502 51.034013605442176 0 0.0% 0 0.0% Q3 Latin America REY00309 Reynosa Industrial Center III 5B 0.4587 38 2,132 56.10526315789474 0 100.0% 38 100.0% BTS 17 977.94839999999999 57.526376470588232 0 0.0% 17.430599999999998 1.0253294117647058 Q3 0 3rd Quarter - Unconsolidated Total 624 32,178 51.567307692307693 0 0.0% 0 0.0% 311 16,000.948399999999 51.449994855305462 0 0.0% 17.430599999999998 5.6% Central chi03218 Internationale Centre 17 1 90 7,815 86.833333333333329 0 0.0% 0 0.0% INV 90 7,815 $86.833333333333329 0 0.0% 0 0.0% Q3 Central chi01910 Glendale Heights 10 1 187 10,980 58.716577540106954 0 0.0% 0 0.0% INV 187 10,980 $58.716577540106954 0 0.0% 0 0.0% Q3 Central sat02701 Cornerstone Bldg 1 1 306 18,008 58.849673202614376 306 100.0% 306 100.0% BTS 306 18,008 $58.849673202614376 306 100.0% 306 100.0% Q3 East 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 East 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 East 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Latin America 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Latin America 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Southwest 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Southwest 1 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 3rd Quarter - Consolidated Total 583 36,803 63.126929674099486 306 0.52487135506003435 306 0.52487135506003435 583 36,803 63.126929674099486 306 0.52487135506003435 306 0.52487135506003435 Central 583 583 583 583 36,803 $63.126929674099486 306 0.52487135506003435 306 0.52487135506003435 583 36,803 $63.126929674099486 306 0.52487135506003435 306 0.52487135506003435 East 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southwest 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Canada 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Brazil 586 0 0 0 30,046 $51.273037542662117 0 0.0% 0 0.0% 294 15,023 $51.098639455782312 0 0.0% 0 0.0% Mexico 38 2,132 $56.10526315789474 0 0.0% 38 100.0% 17 977.94839999999999 $57.526376470588232 0 0.0% 17.430599999999998 1.0253294117647058 3rd Quarter Total 1,207 68,981 57.150787075393538 306 0.25352112676056338 306 0.25352112676056338 894 52,803.948400000001 59.064819239373605 306 0.34228187919463088 323.43060000000003 0.36177919463087249 4th QUARTER Mexico mxc00502 Prologis Park Laurel, Building 2 0.4587 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Brazil sao01201 CCP Castelo Bldg 100 0.5 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 4th Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central dal05702 Mountain Creek 2 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East cha01208 West Pointe Business Center 8 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East atl04702 I-85 Distribution Center 1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East pen00217 Lehigh Valley East 4 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East tor01306 Milton DC 6 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East tor01307 Milton DC 7 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East tor01308 Milton DC 8 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Mexico jua00914 Centro Industrial Juarez #14 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Northwest cva01501 Prologis International Park of Commerce 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Southwest ine00502 Kaiser DC #9 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 4th Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central 0 583 583 583 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% East 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Northwest 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southwest 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Canada 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Mexico 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Brazil 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 4th Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central 2,776 2,776 2,776 2,776 ,155,991 56.19272334293948 1,680 0.60518731988472618 1,728.8400000000001 0.62278097982708935 2,776 ,155,991 56.19272334293948 1,680 0.60518731988472618 1,680 0.60518731988472618 East 0 0 0 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northwest 899 0 0 0 87,536 97.370411568409338 0 0.0% 0 0.0% 899 87,536 97.370411568409338 0 0.0% 0 0.0% Southwest 989 0 0 0 75,010 75.844287158746212 154 0.1557128412537917 154 0.1557128412537917 989 75,010 75.844287158746212 154 0.1557128412537917 154 0.1557128412537917 Canada 0 0 0 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Mexico 308 0 0 0 18,308 59.441558441558442 0 0.0% 38 0.12337662337662338 287 17,153.948400000001 59.769855052264809 0 0.0% 17.430599999999998 6.7% Brazil 2,458 0 0 0 ,154,606 62.899104963384865 0 0.0% 627 0.25508543531326283 1,231 77,303 62.796913078797722 0 0.0% 313.5 0.25467099918765229 AMERICAS YTD TOTAL 7,430 ,491,451 $66.144145356662179 1,834 0.24683714670255721 2,509.84 0.33779811574697177 6,182 ,412,994 $66.805888062115827 1,834 0.2966677450663216 2,213.7706000000003 0.3580994176641864 EUROPE 1st QUARTER Northern be000508 Liege DC1 – Unit C Brazil Fund 0.31159999999999999 287 14,752 51.400696864111495 287 100.0% 287 100.0% BTS 89.429199999999994 4,596.7231999999995 $51.400696864111495 89.429199999999994 100.0% 89.429199999999994 100.0% Q1 1st Quarter Unconsolidated Total 287 14,752 51.400696864111495 287 100.0% 287 100.0% 89.429199999999994 4,596.7231999999995 51.400696864111495 89.429199999999994 100.0% 89.429199999999994 100.0% Central pl000543 Szczecin DC3A 1 298 11,145 37.399328859060404 204.875 0.6875 242.125 0.8125 INV 298 11,145 37.399328859060404 204.875 0.6875 242.125 0.8125 Q1 1st Quarter - Consolidated Total 298 11,145 37.399328859060404 204.875 0.6875 242.125 0.8125 298 11,145 37.399328859060404 204.875 0.6875 242.125 0.8125 Northern 287 14,752 51.400696864111495 287 100.0% 287 100.0% 89.429199999999994 4,596.7231999999995 51.400696864111495 89.429199999999994 100.0% 89.429199999999994 100.0% Central 298 11,145 37.399328859060404 204.875 0.6875 242.125 0.8125 298 11,145 37.399328859060404 204.875 0.6875 242.125 0.8125 1st Quarter Total 585 25,897 44.268376068376071 491.875 0.84081196581196582 529.125 0.90448717948717949 387.42919999999998 15,741.7232 40.631225524560364 294.30419999999998 0.75963350206953939 331.55419999999998 0.85578010124172366 2nd QUARTER Central CZ000536 Prague Jirny DC4A Extension 0.5 47 2,093 44.531914893617021 47 100.0% 47 100.0% BTS 23.5 1,046.5 44.531914893617021 23.5 100.0% 23.5 100.0% Q2 Central SK000509 Bratislava DC13 0.31530000000000002 63 3,641 57.793650793650791 31.626000000000001 0.502 31.626000000000001 0.502 INV 19.863900000000001 1,148.73 57.793650793650791 9.9716778000000019 0.50200000000000011 9.9716778000000019 0.50200000000000011 Q2 Central SK000508 Bratislava DC12 0.31530000000000002 177 9,565 54.039548022598872 59.914500000000004 0.33850000000000002 130.44899999999998 0.73699999999999999 INV 55.808100000000003 3,015.8445000000002 54.039548022598872 18.891041850000004 0.33850000000000008 41.130569699999995 0.73699999999999988 Q2 2nd Quarter - Unconsolidated Total 287 15,299 53.306620209059233 138.54050000000001 0.48271951219512199 209.07499999999999 0.72848432055749124 99.171999999999997 5,210.3518000000004 52.538537087081039 52.362719650000003 0.52799902845561253 74.602247500000004 0.75225111422578961 Central CZ000534 Prague Jirny DC4B Extension 1 304 17,022 55.993421052631582 304 100.0% 304 100.0% BTS 304 17,022 55.993421052631582 304 100.0% 304 100.0% Q2 Southern LHV00110 Le Havre DC7 1 188 10,385 55.23936170212766 188 100.0% 188 100.0% BTS 188 10,385 55.23936170212766 188 100.0% 188 100.0% Q2 Southern FR000571 Moissy II DC1 Phase I 1 508 33,686 66.311023622047244 508 100.0% 508 100.0% BTS 508 33,686 66.311023622047244 508 100.0% 508 100.0% Q2 Northern DE000588 Munich East DC1 1 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% BTS 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% Q2 Central PL000544 Wroclaw V DC8 1 200 9,137 45.685000000000002 65.759999999999991 0.32879999999999998 65.759999999999991 0.32879999999999998 INV 200 9,137 45.685000000000002 65.759999999999991 0.32879999999999998 65.759999999999991 0.32879999999999998 Q2 United Kingdom GB000576 Boscombe Road DC2 1 358 48,840 136.42458100558659 0 0.0% 0 0.0% INV 358 48,840 136.42458100558659 0 0.0% 0 0.0% Q2 2nd Quarter - Consolidated Total 3,100 ,226,960 73.212903225806457 2,607.7600000000002 0.84121290322580655 2,607.7600000000002 0.84121290322580655 3,100 ,226,960 73.212903225806457 2,607.7600000000002 0.84121290322580655 2,607.7600000000002 0.84121290322580655 Northern 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% Central 791 0 0 0 41,458 52.412136536030339 508.3005 0.64260493046776235 578.83500000000004 0.73177623261694058 603.17200000000003 31,369.3518 52.007307699959547 422.12271965000002 0.699838055562924 444.36224749999997 0.73670901086257312 United Kingdom 358 48,840 48,976.424581005587 48,976.424581005587 48,840 136.42458100558659 0 0.0% 0 0.0% 358 48,840 136.42458100558659 0 0.0% 0 0.0% Southern 696 0 0 0 44,071 63.320402298850574 696 100.0% 696 100.0% 696 44,071 63.320402298850574 696 100.0% 696 100.0% 2nd Quarter Total 3,387 ,242,259 71.526129317980519 2,746.3005000000003 0.8108356953055802 2,816.835 0.83166076173604964 3,199.172 ,232,170 72.571902979896052 2,660.1227196500004 0.831503501421618 2,682.3622475000002 0.83845515261448911 3rd QUARTER Central SK000510 Senec Bratislava DC10B Extension 0.31530000000000002 199 10,364 52.08040201005025 145.28989999999999 0.73009999999999997 145.28989999999999 0.73009999999999997 INV 62.744700000000002 3,267.7692000000002 52.08040201005025 45.809905469999997 0.73009999999999997 45.809905469999997 0.73009999999999997 Q3 Northern DE000589 Augsburg DC3 Extension 0.5 58 3,947 68.051724137931032 58 100.0% 58 100.0% BTS 29 1,973.5 68.051724137931032 29 100.0% 29 100.0% Q3 3rd Quarter - Unconsolidated Total 257 14,311 55.684824902723733 203.28989999999999 0.79101128404669252 203.28989999999999 0.79101128404669252 91.744699999999995 5,241.2692000000006 57.12884994991537 45.809905469999997 0.49931936635031776 74.80990546999999 0.81541392004115765 United Kingdom GB000578 Daventry Apex Park DC7 1 215 20,752 96.520930232558143 0 0.0% 0 0.0% INV 215 20,752 96.520930232558143 0 0.0% 0 0.0% Q3 United Kingdom GB000579 Daventry Apex Park DC8 1 85 8,940 105.17647058823529 0 0.0% 0 0.0% INV 85 8,940 105.17647058823529 0 0.0% 0 0.0% Q3 United Kingdom GB000570 Ryton DC7 1 328 37,096 113.09756097560975 0 0.0% 0 0.0% INV 328 37,096 113.09756097560975 0 0.0% 0 0.0% Q3 United Kingdom GB000571 Ryton DC1 1 141 19,260 136.59574468085106 0 0.0% 0 0.0% INV 141 19,260 136.59574468085106 0 0.0% 0 0.0% Q3 Northern NL000557 Eindhoven DC2 PHASE I 1 304 15,367 50.549342105263158 304 100.0% 304 100.0% BTS 304 15,367 50.549342105263158 304 100.0% 304 100.0% Q3 Northern DE000590 Bergheim DC1 1 447 31,769 71.071588366890381 447 100.0% 447 100.0% BTS 447 31,769 71.071588366890381 447 100.0% 447 100.0% Q3 Southern FR000585 Le Havre DC7 - Phase II 1 385 20,785 53.987012987012989 0 0.0% 0 0.0% INV 385 20,785 53.987012987012989 0 0.0% 0 0.0% Q3 Central SK000504 Bratislava DC9A 1 274 14,259 52.040145985401459 274 100.0% 274 100.0% BTS 274 14,259 52.040145985401459 274 100.0% 274 100.0% Q3 #DIV/0! 0 #DIV/0! #DIV/0! 0 #DIV/0! 3rd Quarter - Consolidated Total 2,179 ,168,228 77.20422212023864 1,025 0.47039926571821938 1,025 0.47039926571821938 2,179 ,168,228 77.20422212023864 1,025 0.47039926571821938 1,025 0.47039926571821938 Northern 809 0 0 0 51,083 63.143386897404206 809 100.0% 809 100.0% 780 49,110.5 62.96217948717949 780 100.0% 780 100.0% Southern 385 0 0 0 20,785 53.987012987012989 0 0.0% 0 0.0% 385 20,785 53.987012987012989 0 0.0% 0 0.0% Central 473 769 769 769 24,623 52.057082452431288 419.28989999999999 0.88644799154334031 419.28989999999999 0.88644799154334031 336.74470000000002 17,526.769199999999 52.04764677810816 319.80990546999999 0.94971028636827826 319.80990546999999 0.94971028636827826 United Kingdom 769 769 769 769 86,048 111.8959687906372 0 0.0% 0 0.0% 769 86,048 111.8959687906372 0 0.0% 0 0.0% 3rd Quarter Total 2,436 ,182,539 74.933908045977006 1,228.2899 0.50422409688013137 1,228.2899 0.50422409688013137 2,270.7447000000002 ,173,470.26920000001 76.393558994104438 1,070.8099054700001 0.47156772202088593 1,099.8099054700001 0.48433886269557297 4th QUARTER United Kingdom gb000568 London Gateway DC1 0.5 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 4th Quarter - Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central Europe cz000530 Jirny DC5A 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Central Europe cz000531 Jirny DC7 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Central Europe cz000532 Prague Airport DC2A 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Northern Europe de000587 Peine DC2 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Northern Europe se000504 Ljungby DC1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Southern Europe fr000500 Presles DC 1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 United Kingdom gb000521 DIRFT II DC2 Zone 2 Plot A 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 United Kingdom gb000566 Midpoint Park DC1 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 United Kingdom gb000567 Midpoint DC4 Extension 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 4th Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northern 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southern 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Central 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% United Kingdom 0 769 769 769 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 0 4th Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northern 2,638 0 0 0 ,173,725 65.854814253222145 2,638 100.0% 2,638 100.0% 2,411.4292 ,161,597.22320000001 67.013049025034618 2,411.4292 100.0% 2,411.4292 100.0% Southern 1,081 64,856 59.996299722479186 696 0.64384828862164667 696 0.64384828862164667 1,081 64,856 59.996299722479186 696 0.64384828862164667 696 0.64384828862164667 Central 1,562 77,226 49.440460947503198 1,132.4654 0.72500985915492966 1,240.2499 0.79401402048655567 1,237.9167 60,041.120999999999 48.501745715200386 946.80762512000001 0.76483952847554282 1,006.29715297 0.81289569239190329 United Kingdom 1,127 ,134,888 119.68766637089618 0 0.0% 0 0.0% 1,127 ,134,888 119.68766637089618 0 0.0% 0 0.0% EUROPE YTD TOTAL 6,408 ,450,695 70.33317727840199 4,466.4654 0.69701395131086141 4,574.2498999999998 0.71383425405742817 5,857.3459000000003 ,421,382.34419999999 71.940833168141907 4,054.23682512 0.69216278060682734 4,113.7263529700003 0.70231917718398706 ASIA 1st QUARTER China CNS00601 Huizhou Huiyang LC PHI WH1 Brazil Fund 0.15 249 40544 40544 40826 15,753 $63.265060240963855 0 0.0% 0 0.0% INV 37 2,362.9499999999998 $63.86351351351351 0 0.0% 0 0.0% Q1 China CNS00602 Huizhou Huiyang LC PHI WH2 Brazil Fund 0.15 237 40544 40544 40826 15,042 $63.468354430379748 0 0.0% 0 0.0% INV 36 2,256.2999999999997 $62.67499999999999 0 0.0% 0 0.0% Q1 China CNS00603 Huizhou Huiyang LC PHI WH3 Brazil Fund 0.15 236 40544 40544 40826 15,007 $63.58898305084746 0 0.0% 0 0.0% INV 35 2,251.499999999997 $64.315714285714279 0 0.0% 0 0.0% Q1 China CNS00604 Huizhou Huiyang LC PHI WH4 Brazil Fund 0.15 235 40544 40544 40826 14,936 $63.55744680851064 0 0.0% 0 0.0% INV 35 2,240.4 $64.011428571428567 0 0.0% 0 0.0% Q1 1st Quarter Unconsolidated Total 957 60,738 63.467084639498431 0 0.0% 0 0.0% 143 9,110.6999999999989 63.711188811188805 0 0.0% 0 0.0% 40558 40558 41105 40575 40575 41060 1st Quarter Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% China 957 60,738 $63.467084639498431 0 0.0% 0 0.0% 143 9,110.6999999999989 $63.711188811188805 0 0.0% 0 0.0% 1st Quarter -Total 957 60,738 63.467084639498431 0 0.0% 0 0.0% 143 9,110.6999999999989 63.711188811188805 0 0.0% 0 0.0% 2nd QUARTER China CNW00901 Chengdu Longquan Log Ctr WH1 0.15 422 28,199 66.822274881516591 0 0.0% 0 0.0% INV 63.3 4,229.8499999999995 66.822274881516577 0 0.0% 0 0.0% Q2 China CNW00902 Chengdu Longquan Log Ctr WH2 0.15 353 23,538 66.679886685552404 0 0.0% 0 0.0% INV 52.949999999999996 3,530.7 66.679886685552404 0 0.0% 0 0.0% Q2 China CNW00903 Chengdu Longquan Log Ctr WH3 0.15 366 24,443 66.784153005464475 0 0.0% 0 0.0% INV 54.9 3,666.45 66.784153005464475 0 0.0% 0 0.0% Q2 China CNW00904 Chengdu Longquan Log Ctr WH4 0.15 436 29,115 66.777522935779814 0 0.0% 0 0.0% INV 65.399999999999991 4,367.25 66.777522935779828 0 0.0% 0 0.0% Q2 China CNE02601 Wuxi Meicun Log Ctr WH1 0.15 335 17,924 53.504477611940295 0 0.0% 0 0.0% INV 50.25 2,688.6 53.504477611940295 0 0.0% 0 0.0% Q2 China CNE02604 Wuxi Meicun Log Ctr WH4 0.15 372 19,848 53.354838709677416 0 0.0% 0 0.0% INV 55.8 2,977.2 53.354838709677416 0 0.0% 0 0.0% Q2 China CNE02603 Wuxi Meicun Log Ctr WH3 0.15 332 17,710 53.343373493975903 0 0.0% 0 0.0% INV 49.8 2,656.5 53.343373493975903 0 0.0% 0 0.0% Q2 China CNE02602 Wuxi Meicun Log Ctr WH2 0.15 375 20,032 53.418666666666667 0 0.0% 0 0.0% INV 56.25 3,004.7999999999997 53.41866666666666 0 0.0% 0 0.0% Q2 2nd Quarter Unconsolidated Total 2,991 ,180,809 60.451019725844198 0 0.0% 0 0.0% 448.65000000000003 27,121 60.450239607712021 0 0.0% 0 0.0% Japan OSK04401 Park Ibaraki 1 1,645 ,233,665 142.04559270516717 0 0.0% 0 0.0% INV 1,645 ,233,665 $142.04559270516717 0 0.0% 0 0.0% Q2 Japan TKY10401 Koga 1 1 367 46,860 127.68392370572207 367 100.0% 367 100.0% BTS 367 46,860 $127.68392370572207 367 100.0% 367 100.0% Q2 Japan OSK05901 Kobe 2 1 673 92,199 136.99702823179791 673 100.0% 673 100.0% BTS 673 92,199 $136.99702823179791 673 100.0% 673 100.0% Q2 2nd Quarter Consolidated Total 2,685 ,372,724 138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2,685 ,372,724 138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 0 China 2,991 0 0 0 ,180,809 $60.451019725844198 0 0.0% 0 0.0% 448.65000000000003 27,121.35 $60.451019725844191 0 0.0% 0 0.0% Japan 2,685 0 0 0 ,372,724 $138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2,685 ,372,724 $138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2nd Quarter - Total 5,676 ,553,533 97.521670190274847 1,040 0.18322762508809021 1,040 0.18322762508809021 3,133.65 ,399,845 127.59721092017296 1,040 0.33188135241651107 1,040 0.33188135241651107 3rd QUARTER China cns00801 DG Shipai Log Ctr2 WH1 0.15 106 6,155 58.066037735849058 0 0.0% 0 0.0% INV 15.899999999999999 923.25 58.066037735849065 0 0.0% 0 0.0% Q3 China cns00802 DG Shipai Log Ctr2 WH2 0.15 211 12,218 57.905213270142177 0 0.0% 0 0.0% INV 31.65 1,832.7 57.905213270142184 0 0.0% 0 0.0% Q3 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 3rd Quarter Unconsolidated Total 317 18,373 57.958990536277604 0 0.0% 0 0.0% 47.55 2,755.95 57.958990536277604 0 0.0% 0 0.0% #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 3rd Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% 0 China 317 0 0 0 18,373 $57.958990536277604 0 0.0% 0 0.0% 47.55 2,755.95 $57.958990536277604 0 0.0% 0 0.0% Japan 0 0 0 0 0 $0 0 0.0% 0 0.0% 0 0 $0 0 0.0% 0 0.0% 3rd Quarter Total 317 18,373 57.958990536277604 0 0.0% 0 0.0% 47.55 2,755.95 57.958990536277604 0 0.0% 0 0.0% 4th QUARTER Japan tky12501 PP Narashino 5 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 4th Quarter Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% China cne02301 Prologis Shanghai Jinshan WH1 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 China cne02302 Prologis Shanghai Jinshan WH2 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 4th Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Japan 0 0 0 0 0 #DIV/0! 0 #DIV/0! 0 #DIV/0! 0 0 #DIV/0! 0 #DIV/0! 0 0.0% China 0 0 0 0 0 #DIV/0! 0 #DIV/0! 0 #DIV/0! 0 0 #DIV/0! 0 #DIV/0! 0 0.0% None 4th Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Japan 2,685 0 0 0 ,372,724 138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2,685 ,372,724 $138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 China 4,265 0 0 0 ,259,920 60.942555685814774 0 0.0% 0 0.0% 639.20000000000005 38,987.999999999993 $60.994993742177705 0 0.0% 0 0.0% Singapore 0 0 0 0 0 0 0 0.0% 0 0 0 0 $0 0 0 0 0 ASIA YTD TOTAL 6,950 ,632,644 91.027913669064745 1,040 0.14964028776978416 1,040 0.14964028776978416 3,324.2 ,411,712 123.85295710246075 1,040 0.31285722880693101 1,040 0.31285722880693101 TOTAL COMPANY - 1ST QUARTER 4,104 ,280,145 68.261452241715403 903.875 0.22024244639376217 989.96500000000003 0.2412195419103314 3,092.4292 ,218,363 70.612125897660007 706.30420000000004 0.22839785628721912 792.39419999999996 0.25623681214755051 TOTAL COMPANY - 2nd QUARTER 12,724 1,024,752 80.536938069789372 4,902.3005000000003 0.38527982552656398 5,599.835 0.44010020433825842 9,058.8220000000001 ,798,695 88.16764475557639 4,816.1227196500004 0.53165000036980525 5,151.8622475000002 0.56871216229880661 TOTAL COMPANY - 3RD QUARTER 3,960 ,269,893 68.154797979797976 1,534.2899 0.38744694444444444 1,534.2899 0.38744694444444444 3,212.2947000000004 ,229,030 71.297941624098186 1,376.8099054700001 0.42860634968205125 1,423.2405054700002 0.44306037844846552 TOTAL COMPANY - 4TH QUARTER 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% GRAND TOTAL 20,788 1,574,790 75.754762362901673 7,340.4654 0.3531107081008274 8,124.898999999999 0.39080671060227051 15,363.545900000001 1,246,088 81.106797096886339 6,899.2368251200005 0.4490653961023412 7,367.4969529700002 0.47954404542573725 0 0 0 0 0.34419999993406236 29 YTD QTD BTS vs INV ,486,411 0.3088735640942602 BTS vs INV ,472,080.6716 0.3788504018967957 82,353.448399999994 0.35957781640130448 1,088,379 0.69112643590573986 (based on PLD share) ,774,006.62099999993 0.62114959810320436 ,146,674.71920000002 0.64042218359869552 1,574,790 1,246,087.2925999998 ,229,028.16760000002 Q3 2015 YTD 2015 Square Feet Leased % at Start TEI Square Feet Leased % at Start TEI Owned and Managed Prologis Share Owned and Managed Prologis Share $ % $ % Americas U.S. Central 583 52.5 $36,803 $36,803 100 2,776 60.5 $,155,991 $,155,991 100 East 0 0 0 0 0 0 0 0 0 0 Northwest 0 0 0 0 0 899 1,E-4 87,536 87,536 100 Southwest 0 0 0 0 0 989 15.6 75,010 75,010 100 Canada 0 0 0 0 0 0 0 0 0 0 Mexico 38 100 2,132 978 45.872420262664164 308 12.3 18,308 17,154 93.696744592527864 Brazil 586 1,E-4 30,046 15,023 50 2,458 1,E-4 ,154,606 77,303 50 Americas total 1,207 28.5 68,981 52,804 76.548614835969317 7,430 25.2 ,491,451 ,412,994 84.035641396599047 Europe Northern 809 100 51,083 49,110 96.137658320772076 2,638 100 ,173,725 ,161,597 93.018851633328538 Southern 385 1,E-4 20,785 20,785 100 1,081 64.400000000000006 64,856 64,856 100 Central 473 88.6 24,623 17,527 71.181415749502492 1,562 72.5 77,226 60,041 77.747131794991319 United Kingdom 769 1.0000000000000001E-5 86,048 86,048 100 1,127 1,E-4 ,134,888 ,134,888 100 Europe total 2,436 50.4 ,182,539 ,173,470 95.031746640443956 6,408 69.7 ,450,695 ,421,382 93.49604499717104 Asia Japan 0 0 0 0 0 2,685 38.700000000000003 ,372,724 ,372,724 100 China 317 1,E-3 18,373 2,756 15.00027213846405 4,265 1,E-4 ,259,920 38,988 15 Singapore 0 0 0 0 0 0 0 0 0 0 Asia total 317 0 18,373 2,756 15.00027213846405 6,950 15 ,632,644 ,411,712 65.077990149278264 Total 3,960 39.700000000000003 $,269,893 $,229,030 84.859555453457475 20,788 35.5 $1,574,790 $1,246,088 79.12724871252675 Weighted average estimated stabilized yield 7.8% 7.3% Pro forma NOI $21,116 $,115,516 Weighted average estimated cap rate at stabilization 0.06 0.06 Estimated value creation $71,875 $,329,807 Estimated development margin 0.26600000000000001 0.20899999999999999 Prologis share of estimated value creation ($) $62,882 $,265,374 Prologis share of estimated value creation (%) 0.875 0.80500000000000005 % BTS (based on Prologis share) 0.36 0.379

Capital Deployment Development Portfolio 26 (square feet and dollars in thousands) EXCEL 橎䅅䝁晔䕧䅁䅕睈穆䘸䕘⽑㤵朹䅉䕃灉䈵㙒㥪偒敕慕奡瑒東汈䉎兯㥕䩱扯婓祁䵁䥭䌹核䌳ㅫ䭨く㉦焫獨佦䱓票牳佃䡋䄰癓潁歋㙎䴸䑹坉䭃穋夸㕶圳䝏䝁㌯瑒䭹佹ぶ睐㜲升佢䍰兣畗乃桍浪癯湶偎湸䝩㍳歭潮硔允祦椯爵捯华㈶兓䜳剨啤坳䕢潧䭓整偋湅䥓䥩久捂 E L E L E L investigating ownership Rate 2 (dollars and square feet in thousands) 2011 P 2012 P 2013 V PSA K AR G G 2011 Expected Completions (A) 2012 Expected Completions (A) 2013 Expected Completions (A) Total Under Development Pre-Stabilized Developments Total Development Portfolio Leased SF UnderDev Leased SF PSC Total Leased SF Total SF AE GM Sq Ft TEI Sq Ft TEI Sq Ft TEI Sq Ft TEI Sq Ft TEI TEI Investment Balance Prologis share of TEI Leased % Y Consolidated + U.S. + AH Central 0 0 150 7549 0 0 150 7549 0 0 7549 1337 7549 0 + 0 0 0 150 AH East 244 27388 424 53199 0 0 668 80587 0 0 80587 33493 80587 0.4725645254465074 + 315761 0 315761 668 AH Northwest 0 0 0 0 0 0 0 0 232 25671 25671 21502 25671 0 + 0 0 0 232 AH Southwest 0 0 0 0 0 0 0 0 271 34766 34766 30871 34766 0 + 0 0 0 271 AH On Tarmac 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 U.S. Total 244 27388 574.19600000000003 60748 0 0 818 88136 503 60437 148573 87203 148573 0.23907758261044695 + 315761 0 315761 1321 AF Canada 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 AH Latin America 109 5236.0716900000007 347 21870.08871 0 0 456 27106.160400000001 221 13051 40157 24115 40157 0.49806406607118853 + 194691 142465.99856589999 337156.99856590002 677 Americas total 353 32624.071690000001 921.19600000000003 82618.088709999996 0 0 1274 115242.16039999999 724 73488 188730 111318 188730 0.32683780429813153 + 510452 142465.99856589999 652917.99856590002 1998 + Europe + AH Northern Europe Northern Europe 320 31112 136 16333 0 0 456 47445 111 10518 57963 26468 57963 0.43643727695936185 + 136217 111191 247408 567 AH Southern Europe Southern Europe 187 13749 319 23063 0 0 506 36812 0 0 36811 15558 36811 0.43937205750739389 + 222393 0 222393 506 AH Central Europe Central and Easter Europe\ 206 16037 0 0 0 0 206 16037 0 0 16037 9679 16037 1 + 205709 0 205709 206 AH United Kingdom United Kingdom 0 0 458 41496 0 0 458 41496 0 0 41496 25504 41496 1 + 457552 0 457552 458 Europe total 713 60898 913 80892 0 0 1626 141790 111 10518 152307 77209 152307 0.65257158456790088 + 1021871 111191 1133062 1737 + Asia 0 0 + AF Japan Northern Europe 0 0 2378 416327 0 0 2378 416327 1557 277031 693358 428656 693358 0.32510205761986177 + 214181 1065106 1279287 3935 AF China Southern Europe 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 AF Singapore Central and Easter Europe\ 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 Asia total 0 0 2378 416327 0 0 2378 416327 1557 277031 693358 428656 693358 0.32510205761986177 + 214181 1065106 1279287 3935 + Total Global markets 1066 93522.071689999997 4212.1959999999999 579837.08871000004 0 0 5278 673359.16039999994 2392 361037 1034395 617183 1034395 0.39969490204101782 + 1746504 1318762.9985658999 3065266.9985659001 7670 + Regional and other markets + AC Americas 0 0 0 0 0 0 0 0 303 10610 10610 9950 10610 0 + 0 0 0 303 AC Europe 314 18519 0 0 0 0 314 18519 0 0 18519 16869 18519 1 + 313736 0 313736 314 AC Asia 0 0 543 74581 0 0 543 74581 0 0 74581 33671 74581 1 + 543031 0 543031 543 + Total regional and other markets 314 18519 543 74581 0 0 857 93100 303 10610 103710 60490 103710 0.73897000794371603 + 856767 0 856767 1160 + Total operating portfolio - combined 1380 112041.07169 4755.1959999999999 654418.08871000004 0 0 6135 766459.16039999994 2695 371647 1138105 677673 1138105 0.44425075172713729 + 2603271 1318762.9985658999 3922033.9985659001 8830 + Unconsolidated + + ProLogis California 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Properties Fund I 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Properties Fund XI 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis Targeted U.S. Logistics Fund 0 0 272 29936 0 0 272 29936 311 21795 51732 34879 15522 3.7212014164573134E-2 + 0 21700 21700 583 gUS LOGISTICS FUND LP X Prologis SGP Mexico, LLC 0 0 22 770 0 0 22 770 0 0 770 50 169 1 + 21528 0 21528 22 ozSGP MEXICO LLC ProLogis North American Industrial Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Industrial Fund III 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis Mexico Industrial Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Industrial Fund II 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis Brazil Logistics Partners Fund I 603 57142 0 0 0 0 603 57142 0 0 57142 45093 28571 0 + 0 0 0 603 vbBRAZIL LOGISTICS PARTNERS FUND I Prologis Japan Fund I 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis Korea Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis China Logistics Venture I 683 24290 1490 74761 0 0 2173 99051 0 0 99051 37353 14858 0.30736670272269812 + 668052 0 668052 2173 taCHINA LOGISTICS VENTURE 1 Prologis Targeted Europe Logistics Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis European Properties Fund II 285 15508 134 10770 0 0 419 26278 0 0 26278 10807 7810 1 + 419824 0 419824 419 pyPROLOGIS EUROPEAN PROPERTIES FUND II Prologis Europe Logistics Venture I 0 0 47 4201 0 0 47 4201 0 0 4201 0 1554 0 + 0 0 0 47 + Total unconsolidated 1571 96940 1965 120438 0 0 3536 217378 311 21795 239174 128182 68484 0.29397039254823687 + 1109404 21700 1131104 3847 + Total Development Portfolio 2951 208981.07169000001 6720.1959999999999 774856.08871000004 0 0 9671 983837.16039999994 3006 393442 1377279 805855 1206589 0.39863494324170107 + 3712675 1340462.9985658999 5053137.9985659001 12677 Prologis share 1867 148865 5122 679539 0 0 6990 828404 2788 378187 1206591 719510 5053137.9985659001 12676104 0 -12663427 Cost to complete 84809 457920 0 542729 28696 571424 0 0 + Prologis's share of cost to complete 65491 393660 0 459151 27929 487081 0 0 + Weighted average targeted year one yield 9.4958555036594977E-2 7.4356139561447182E-2 0 7.8732390660630203E-2 6.7691182366964781E-2 7.5578288869572463E-2 0 0 + Percent build to suit (based on Prologis's TEI) 0.39970898816938488 0.30574965963492845 0.31875380200640024 0.3186494779937219 0 0 0.34038214718076287 0.31633137336241307 3.9884467734725093E-2 2.7811982521077222E-2 0.22589950451041535 0.22357320932728483 0 + + 0 .EXCEL Under Development Pre-Stabilized Developments 2015 Expected Completion 2016 and Thereafter Expected Completion Total Development Portfolio Sq Ft Leased % T E I Sq Ft T E I Sq Ft T E I Sq Ft Leased % T E I Owned and Managed Prologis Share Owned and Managed Prologis Share Owned and Managed Prologis Share Owned and Managed Prologis Share $ % Americas (A) U.S. Central 1,718 29.284058734489381 $,107,889 $80,012 1,539 $84,906 $84,906 2,122 $,125,886 $,118,424 5,379 53.986573776413579 $,318,681 $,283,342 88.9 East 611 42.787714363344726 45,556 45,556 2,229 ,122,995 ,122,995 0 0 0 2,840 34.384261792203979 ,168,551 ,168,551 100 Northwest 1,039 23.855821802145645 ,112,604 61,977 1,001 64,746 64,746 875 84,746 84,746 2,915 8.5005490669511445 ,262,096 ,211,469 80.7 Southwest 419 1,E-4 41,056 22,597 1,371 ,136,028 95,516 241 18,587 18,587 2,031 1,E-4 ,195,671 ,136,700 69.900000000000006 Canada 685 94.272735500711519 58,862 58,862 0 0 0 483 38,500 38,500 1,168 62.105282978476119 97,362 97,362 100 Mexico 210 1,E-4 11,353 11,353 166 10,703 4,909 924 62,471 61,317 1,300 2.883595035666072 84,527 77,579 91.8 Brazil 0 0 0 0 486 23,573 11,787 3,059 ,163,319 81,659 3,545 48.031710732270014 ,186,892 93,446 50 Americas total 4682 35.417795648211523 377320 280357 6792 442951 384859 7,704 ,493,509 403233 19178 34.382604732085056 1313780 1068449 81.3 Europe Northern Northern Europe 470 1,E-4 30,950 27,008 287 15,361 4,843 2,352 ,159,109 ,157,136 3,109 84.89793073295462 ,205,420 ,188,987 92 Southern Southern Europe 0 0 0 0 917 57,519 57,519 696 43,583 43,583 1,613 76.136697370177544 ,101,102 ,101,102 100 Central Central and Easter Europe\ 996 43.946663114896644 49,394 42,828 63 3,650 1,151 823 43,761 35,617 1,882 65.820823619278002 96,805 79,596 82.2 United Kingdom United Kingdom 37 1,E-4 9,259 9,259 481 76,711 50,547 1,128 ,133,327 ,133,327 1,646 9.9708122071806606 ,219,297 ,193,133 88.1 Europe total 1,503 29.136596013477433 89,603 79,095 1,748 153241 114060 4,999 ,379,780 ,369,663 8,250 63.890247409781431 622624 562818 90.4 Asia Japan Northern Europe 1,391 51.424248233702542 ,175,688 ,175,688 1,332 ,161,616 ,161,616 4,454 ,622,289 ,622,289 7,177 28.380871289556669 ,959,593 ,959,593 100 China Southern Europe 1,950 55.255316786527878 96,374 14,456 2,967 ,202,810 30,422 5,118 ,305,447 45,817 10,035 10.738056708487919 ,604,631 90,695 15 Singapore Southern Europe 0 0 0 0 0 0 0 0 0 0 0 0 0 0 #DIV/0! Asia total 3,341 53.660197561988923 ,272,062 ,190,144 4,299 ,364,426 192038 9,572 927736 ,668,106 17,212 18.094910319130321 1,564,224 1050288 67.099999999999994 Total 9526 40.826404343718892 $,738,985 $,549,596 12839 $,960,618 $,690,957 22275 $1,801,025 $1,441,002 44640 33.555054815944402 $3,500,628 $2,681,555 76.599999999999994 Cost to complete $61,855 $45,177 $,209,002 $,153,011 $1,081,800 $,847,564 $1,352,657 $1,045,752 Percent build to suit (based on Prologis share) 0.0% 0.26200000000000001 0.33701027671155492 0.249 Weighted average estimated stabilized yield Americas 5.8% 6.5% 8.1% 6.9% Europe 8.1% 7.6% 7.1% 7.2% Asia 6.8% 7.2% 6.6% 6.7% Total 6.4% 6.8% 7.1% 6.9% Pro forma NOI $,240,447 Weighted average estimated cap rate at stabilization 5.7% Estimated value creation $,669,253 Estimated development margin 0.193 Prologis share of estimated value creation $,619,819 Prologis share of estimated value creation 0.92613555710620643 Economic gain on sales of value added conversions ($) $22,844 (37.9%) EXCEL 橎䅅䝁晔䕧䅁䅕睈穆䘸䕘⽑㤵朹䅉䕃灉䈵㙒㥪偒敕慕奡瑒東汈䉎兯㥕䩱扯婓祁䵁䥭䌹核䌳ㅫ䭨く㉦焫獨佦䱓票牳佃䡋䄰癓潁歋㙎䴸䑹坉䭃穋夸㕶圳䝏䝁㌯瑒䭹佹ぶ睐㜲升佢䍰兣畗乃桍浪癯湶偎湸䝩㍳歭潮硔允祦椯爵捯华㈶兓䜳剨啤坳䕢潧䭓整偋湅䥓䥩久捂 E L E L E L investigating ownership Rate 2 (dollars and square feet in thousands) 2011 P 2012 P 2013 V PSA K AR G G 2011 Expected Completions (A) 2012 Expected Completions (A) 2013 Expected Completions (A) Total Under Development Pre-Stabilized Developments Total Development Portfolio Leased SF UnderDev Leased SF PSC Total Leased SF Total SF AE GM Sq Ft TEI Sq Ft TEI Sq Ft TEI Sq Ft TEI Sq Ft TEI TEI Investment Balance Prologis share of TEI Leased % Y Consolidated + U.S. + AH Central 0 0 150 7549 0 0 150 7549 0 0 7549 1337 7549 0 + 0 0 0 150 AH East 244 27388 424 53199 0 0 668 80587 0 0 80587 33493 80587 0.4725645254465074 + 315761 0 315761 668 AH Northwest 0 0 0 0 0 0 0 0 232 25671 25671 21502 25671 0 + 0 0 0 232 AH Southwest 0 0 0 0 0 0 0 0 271 34766 34766 30871 34766 0 + 0 0 0 271 AH On Tarmac 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 U.S. Total 244 27388 574.19600000000003 60748 0 0 818 88136 503 60437 148573 87203 148573 0.23907758261044695 + 315761 0 315761 1321 AF Canada 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 AH Latin America 109 5236.0716900000007 347 21870.08871 0 0 456 27106.160400000001 221 13051 40157 24115 40157 0.49806406607118853 + 194691 142465.99856589999 337156.99856590002 677 Americas total 353 32624.071690000001 921.19600000000003 82618.088709999996 0 0 1274 115242.16039999999 724 73488 188730 111318 188730 0.32683780429813153 + 510452 142465.99856589999 652917.99856590002 1998 + Europe + AH Northern Europe Northern Europe 320 31112 136 16333 0 0 456 47445 111 10518 57963 26468 57963 0.43643727695936185 + 136217 111191 247408 567 AH Southern Europe Southern Europe 187 13749 319 23063 0 0 506 36812 0 0 36811 15558 36811 0.43937205750739389 + 222393 0 222393 506 AH Central Europe Central and Easter Europe\ 206 16037 0 0 0 0 206 16037 0 0 16037 9679 16037 1 + 205709 0 205709 206 AH United Kingdom United Kingdom 0 0 458 41496 0 0 458 41496 0 0 41496 25504 41496 1 + 457552 0 457552 458 Europe total 713 60898 913 80892 0 0 1626 141790 111 10518 152307 77209 152307 0.65257158456790088 + 1021871 111191 1133062 1737 + Asia 0 0 + AF Japan Northern Europe 0 0 2378 416327 0 0 2378 416327 1557 277031 693358 428656 693358 0.32510205761986177 + 214181 1065106 1279287 3935 AF China Southern Europe 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 AF Singapore Central and Easter Europe\ 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 Asia total 0 0 2378 416327 0 0 2378 416327 1557 277031 693358 428656 693358 0.32510205761986177 + 214181 1065106 1279287 3935 + Total Global markets 1066 93522.071689999997 4212.1959999999999 579837.08871000004 0 0 5278 673359.16039999994 2392 361037 1034395 617183 1034395 0.39969490204101782 + 1746504 1318762.9985658999 3065266.9985659001 7670 + Regional and other markets + AC Americas 0 0 0 0 0 0 0 0 303 10610 10610 9950 10610 0 + 0 0 0 303 AC Europe 314 18519 0 0 0 0 314 18519 0 0 18519 16869 18519 1 + 313736 0 313736 314 AC Asia 0 0 543 74581 0 0 543 74581 0 0 74581 33671 74581 1 + 543031 0 543031 543 + Total regional and other markets 314 18519 543 74581 0 0 857 93100 303 10610 103710 60490 103710 0.73897000794371603 + 856767 0 856767 1160 + Total operating portfolio - combined 1380 112041.07169 4755.1959999999999 654418.08871000004 0 0 6135 766459.16039999994 2695 371647 1138105 677673 1138105 0.44425075172713729 + 2603271 1318762.9985658999 3922033.9985659001 8830 + Unconsolidated + + ProLogis California 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Properties Fund I 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Properties Fund XI 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis Targeted U.S. Logistics Fund 0 0 272 29936 0 0 272 29936 311 21795 51732 34879 15522 3.7212014164573134E-2 + 0 21700 21700 583 gUS LOGISTICS FUND LP X Prologis SGP Mexico, LLC 0 0 22 770 0 0 22 770 0 0 770 50 169 1 + 21528 0 21528 22 ozSGP MEXICO LLC ProLogis North American Industrial Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Industrial Fund III 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis Mexico Industrial Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Industrial Fund II 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis Brazil Logistics Partners Fund I 603 57142 0 0 0 0 603 57142 0 0 57142 45093 28571 0 + 0 0 0 603 vbBRAZIL LOGISTICS PARTNERS FUND I Prologis Japan Fund I 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis Korea Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis China Logistics Venture I 683 24290 1490 74761 0 0 2173 99051 0 0 99051 37353 14858 0.30736670272269812 + 668052 0 668052 2173 taCHINA LOGISTICS VENTURE 1 Prologis Targeted Europe Logistics Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis European Properties Fund II 285 15508 134 10770 0 0 419 26278 0 0 26278 10807 7810 1 + 419824 0 419824 419 pyPROLOGIS EUROPEAN PROPERTIES FUND II Prologis Europe Logistics Venture I 0 0 47 4201 0 0 47 4201 0 0 4201 0 1554 0 + 0 0 0 47 + Total unconsolidated 1571 96940 1965 120438 0 0 3536 217378 311 21795 239174 128182 68484 0.29397039254823687 + 1109404 21700 1131104 3847 + Total Development Portfolio 2951 208981.07169000001 6720.1959999999999 774856.08871000004 0 0 9671 983837.16039999994 3006 393442 1377279 805855 1206589 0.39863494324170107 + 3712675 1340462.9985658999 5053137.9985659001 12677 Prologis share 1867 148865 5122 679539 0 0 6990 828404 2788 378187 1206591 719510 5053137.9985659001 12676104 0 -12663427 Cost to complete 84809 457920 0 542729 28696 571424 0 0 + Prologis's share of cost to complete 65491 393660 0 459151 27929 487081 0 0 + Weighted average targeted year one yield 9.4958555036594977E-2 7.4356139561447182E-2 0 7.8732390660630203E-2 6.7691182366964781E-2 7.5578288869572463E-2 0 0 + Percent build to suit (based on Prologis's TEI) 0.39970898816938488 0.30574965963492845 0.31875380200640024 0.3186494779937219 0 0 0.34038214718076287 0.31633137336241307 3.9884467734725093E-2 2.7811982521077222E-2 0.22589950451041535 0.22357320932728483 0 + + 0 .EXCEL Under Development Pre-Stabilized Developments 2015 Expected Completion 2016 and Thereafter Expected Completion Total Development Portfolio Sq Ft Leased % T E I Sq Ft T E I Sq Ft T E I Sq Ft Leased % T E I Owned and Managed Prologis Share Owned and Managed Prologis Share Owned and Managed Prologis Share Owned and Managed Prologis Share $ % Americas (A) U.S. Central 1,718 29.284058734489381 $,107,889 $80,012 1,539 $84,906 $84,906 2,122 $,125,886 $,118,424 5,379 53.986573776413579 $,318,681 $,283,342 88.9 East 611 42.787714363344726 45,556 45,556 2,229 ,122,995 ,122,995 0 0 0 2,840 34.384261792203979 ,168,551 ,168,551 100 Northwest 1,039 23.855821802145645 ,112,604 61,977 1,001 64,746 64,746 875 84,746 84,746 2,915 8.5005490669511445 ,262,096 ,211,469 80.7 Southwest 419 1,E-4 41,056 22,597 1,371 ,136,028 95,516 241 18,587 18,587 2,031 1,E-4 ,195,671 ,136,700 69.900000000000006 Canada 685 94.272735500711519 58,862 58,862 0 0 0 483 38,500 38,500 1,168 62.105282978476119 97,362 97,362 100 Mexico 210 1,E-4 11,353 11,353 166 10,703 4,909 924 62,471 61,317 1,300 2.883595035666072 84,527 77,579 91.8 Brazil 0 0 0 0 486 23,573 11,787 3,059 ,163,319 81,659 3,545 48.031710732270014 ,186,892 93,446 50 Americas total 4682 35.417795648211523 377320 280357 6792 442951 384859 7,704 ,493,509 403233 19178 34.382604732085056 1313780 1068449 81.3 Europe Northern Northern Europe 470 1,E-4 30,950 27,008 287 15,361 4,843 2,352 ,159,109 ,157,136 3,109 84.89793073295462 ,205,420 ,188,987 92 Southern Southern Europe 0 0 0 0 917 57,519 57,519 696 43,583 43,583 1,613 76.136697370177544 ,101,102 ,101,102 100 Central Central and Easter Europe\ 996 43.946663114896644 49,394 42,828 63 3,650 1,151 823 43,761 35,617 1,882 65.820823619278002 96,805 79,596 82.2 United Kingdom United Kingdom 37 1,E-4 9,259 9,259 481 76,711 50,547 1,128 ,133,327 ,133,327 1,646 9.9708122071806606 ,219,297 ,193,133 88.1 Europe total 1,503 29.136596013477433 89,603 79,095 1,748 153241 114060 4,999 ,379,780 ,369,663 8,250 63.890247409781431 622624 562818 90.4 Asia Japan Northern Europe 1,391 51.424248233702542 ,175,688 ,175,688 1,332 ,161,616 ,161,616 4,454 ,622,289 ,622,289 7,177 28.380871289556669 ,959,593 ,959,593 100 China Southern Europe 1,950 55.255316786527878 96,374 14,456 2,967 ,202,810 30,422 5,118 ,305,447 45,817 10,035 10.738056708487919 ,604,631 90,695 15 Singapore Southern Europe 0 0 0 0 0 0 0 0 0 0 0 0 0 0 #DIV/0! Asia total 3,341 53.660197561988923 ,272,062 ,190,144 4,299 ,364,426 192038 9,572 927736 ,668,106 17,212 18.094910319130321 1,564,224 1050288 67.099999999999994 Total 9526 40.826404343718892 $,738,985 $,549,596 12839 $,960,618 $,690,957 22275 $1,801,025 $1,441,002 44640 33.555054815944402 $3,500,628 $2,681,555 76.599999999999994 Cost to complete $61,855 $45,177 $,209,002 $,153,011 $1,081,800 $,847,564 $1,352,657 $1,045,752 Percent build to suit (based on Prologis share) 0.0% 0.26200000000000001 0.33701027671155492 0.249 Weighted average estimated stabilized yield Americas 5.8% 6.5% 8.1% 6.9% Europe 8.1% 7.6% 7.1% 7.2% Asia 6.8% 7.2% 6.6% 6.7% Total 6.4% 6.8% 7.1% 6.9% Pro forma NOI $,240,447 Weighted average estimated cap rate at stabilization 5.7% Estimated value creation $,669,253 Estimated development margin 0.193 Prologis share of estimated value creation $,619,819 Prologis share of estimated value creation 0.92613555710620643 Economic gain on sales of value added conversions ($) $22,844 (37.9%)

Capital Deployment Third Party Building Acquisitions (square feet and dollars in thousands) 27 Capital Deployment- Owned and Managed 3-2 Acquisitions ##RS Prologis share Portfolio Code Portfolio Code Property Name Market Owner Acquisition Date Total Sq. Ft. Acquisition Cost Immediate Capital Total Acquisition cost Ownership % of Sq. Ft. of acquisition cost Stabilized Cap Rate QTD Weighted MTD YTD Summary of Acquisitions Quarter 1 Americas Consolidated LAS01501 Valley View - Desert Inn LV Las Vegas Prologis 42082 22 2,729 0 2,729 1 22 2,729 4.2% 114 Q1 114 US SBA01202 San Francisco IP 1 SF Bay Area Prologis, L.P. 42083 159 18,052 351 18,403 1 159 18,403 4.7% 870 Q1 870 US 181 20,781 351 21,132 181 21,132 Unconsolidated LAX11201 Sun Valley DC 1 LA County Prologis Targeted U.S. Logistics Fund 42062 168 22,848 50 22,898 0.24360000000000001 41 5,578 5.2% 288 Q1 288 US 168 22,848 50 22,898 41 5,578 Europe Unconsolidated HU000508 Budapest M1 DC1 Budapest Prologis Targeted Europe Logistics Fund 42080 53 1,705 111 1,816 0.4304 23 781 9.4% 73 Q1 73 Europe HU000509 Budapest M1 DC2 Budapest Prologis Targeted Europe Logistics Fund 42080 273 9,699 570 10,269 0.4304 117 4,419 9.4% 414 Q1 414 Europe HU000510 Budapest M1 DC3 Budapest Prologis Targeted Europe Logistics Fund 42080 171 5,969 357 6,326 0.4304 74 2,722 9.4% 255 Q1 255 Europe HU000511 Budapest M1 DC4 Budapest Prologis Targeted Europe Logistics Fund 42080 79 2,558 165 2,723 0.4304 34 1,171 9.4% 110 Q1 110 Europe HU000512 Budapest M1 DC5 Budapest Prologis Targeted Europe Logistics Fund 42080 171 6,448 356 6,804 0.4304 74 2,928 9.4% 274 Q1 274 Europe IT000505 Bologna Interporto DC2 Italy Prologis European Properties Fund II 42040 122 5,112 193 5,305 0.31159999999999999 38 1,653 7.9569000000000001 132 Q1 132 Europe IT000506 Bologna Interporto DC3 Italy Prologis European Properties Fund II 42040 72 4,396 113 4,509 0.31159999999999999 22 1,405 7.9569000000000001 112 Q1 112 Europe IT000507 Bologna Interporto DC4 Italy Prologis European Properties Fund II 42040 75 5,941 118 6,059 0.31159999999999999 23 1,888 7.9569000000000001 150 Q1 150 Europe IT000508 Bologna Interporto DC5 Italy Prologis European Properties Fund II 42040 249 6,744 393 7,137 0.31159999999999999 77 2,224 7.9569000000000001 177 Q1 177 Europe IT000509 Bologna Interporto DC6 Italy Prologis European Properties Fund II 42040 130 7,166 206 7,372 0.31159999999999999 40 2,297 7.9569000000000001 183 Q1 183 Europe IT000510 Bologna Interporto DC7 Italy Prologis European Properties Fund II 42040 130 13,194 206 13,400 0.31159999999999999 41 4,175 7.9569000000000001 332 Q1 332 Europe IT000511 Bologna Interporto DC8 Italy Prologis European Properties Fund II 42040 86 2,757 136 2,893 0.31159999999999999 27 901 7.9569000000000001 72 Q1 72 Europe IT000512 Bologna Interporto DC9 Italy Prologis European Properties Fund II 42040 242 3,185 383 3,568 0.31159999999999999 75 1,111 7.9569000000000001 88 Q1 88 Europe IT000513 Bologna Interporto DC10 Italy Prologis European Properties Fund II 42040 65 3,192 102 3,294 0.31159999999999999 20 1,026 7.9569000000000001 82 Q1 82 Europe IT000514 Bologna Interporto DC11 Italy Prologis European Properties Fund II 42040 72 4,637 113 4,750 0.31159999999999999 22 1,480 7.9569000000000001 118 Q1 118 Europe IT000515 Bologna Interporto DC12 Italy Prologis European Properties Fund II 42040 63 10,585 99 10,684 0.31159999999999999 20 3,329 7.9569000000000001 265 Q1 265 Europe 2,053 93,288 3,621 96,909 727 33,510 QTD Totals Consolidated Americas-direct owned 181 20,781 351 21,132 1 181 21,132 Total consolidated 181 20,781 351 21,132 181 21,132 Unconsolidated Prologis Targeted U.S. Logistics Fund 168 22,848 50 22,898 0.24360000000000001 41 5,578 Prologis European Properties Fund II 1,306 66,909 2,062 68,971 0.31159999999999999 405 21,489 Prologis Targeted Europe Logistics Fund 747 26,379 1,559 27,938 0.4304 322 12,021 Total unconsolidated 2,221 ,116,136 3,671 ,119,807 768 39,088 Total QTD 2,402 ,136,917 4,022 ,140,939 949 60,220 6.8% Quarter 2 Americas Consolidated ATL04705 Park I-85 200 Atlanta Prologis 42128 120 4,998 158 5,156 1 120 5,156 5.1400000000000001E-2 265 Q2 265 US ATL04706 Park I-85 300 Atlanta Prologis 42128 120 4,998 158 5,156 1 120 5,156 5.1400000000000001E-2 265 Q2 265 US ATL04707 Park I-85 400 Atlanta Prologis 42128 120 4,998 158 5,156 1 120 5,156 5.1400000000000001E-2 265 Q2 265 US LAX11601 Chatsworth Ind Ctr 1 LA County Prologis 42144 133 17,400 131 17,531 1 133 17,531 5.4399999999999997E-2 954 Q2 954 US LAX11602 Chatsworth Ind Ctr 2 LA County Prologis 42144 93 12,425 92 12,517 1 93 12,517 5.4399999999999997E-2 681 Q2 681 US REN01506 Sage Point 6 Las Vegas Prologis 42184 181 8,526 781 9,307 1 181 9,307 6.8900000000000003E-2 641 Q2 641 US SEA02204 Prologis Seattle 4 Seattle Prologis U.S. Logistics Venture 42104 309 50,746 243 50,989 0.5504 170 28,064 3.6200000000000003E-2 1,016 Q2 1,016 US SEA02205 Prologis Seattle 5 Seattle Prologis U.S. Logistics Venture 42104 76 10,326 60 10,386 0.5504 42 5,716 3.6200000000000003E-2 207 Q2 207 US KTR Transaction Various Various Prologis U.S. Logistics Venture 42153 59,342 5,481,467 ,105,000 5,586,467 0.5504 32,662 3,074,791 5.5E-2 ,169,114 Q2 ,169,114 US 0 60,494 5,595,884 ,106,781 5,702,665 33,641 3,163,394 Unconsolidated BRC01001 Prologis Seneca Park 100 Florida Prologis Targeted U.S. Logistics Fund 42095 74 8,528 482 9,010 0.23080000000000001 17 2,079 5.11E-2 106 Q2 106 US BRC01002 Prologis Seneca Park 200 Florida Prologis Targeted U.S. Logistics Fund 42095 95 10,866 619 11,485 0.23080000000000001 22 2,650 5.0799999999999998E-2 135 Q2 135 US BRC01003 Prologis Seneca Park 300 Florida Prologis Targeted U.S. Logistics Fund 42095 95 10,865 619 11,484 0.23080000000000001 22 2,650 5.4600000000000003E-2 145 Q2 145 US BRC00109 Port 95 900 Florida Prologis Targeted U.S. Logistics Fund 42143 77 9,429 498 9,927 0.23080000000000001 18 2,291 5.4399999999999997E-2 125 Q2 125 US BRC00110 Port 95 1000 Florida Prologis Targeted U.S. Logistics Fund 42143 99 11,363 642 12,005 0.23080000000000001 23 2,770 5.4300000000000001E-2 150 Q2 150 US BRC00111 Port 95 1100 Florida Prologis Targeted U.S. Logistics Fund 42143 99 11,760 642 12,402 0.23080000000000001 23 2,862 5.8000000000000003E-2 166 Q2 166 US NNJ10001 130 Docks Corner New Jersey Prologis Targeted U.S. Logistics Fund 42103 212 14,400 1,742 16,142 0.23080000000000001 49 3,725 5.5800000000000002E-2 208 Q2 208 US GDL00805 Periferico Sur 5 Guadalajara FIBRA - Prologis 42136 76 4,791 12 4,803 0.4587 35 2,203 7.4999999999999997E-2 165 Q2 165 US 0 0 827 82,002 5,256 87,258 209 21,230 Europe Consolidated CZ000537 Prague Rudna DC18 Prague Prologis 42165 270 14,930 753 15,683 1 270 15,683 7.2499999999999995E-2 1,137 Q2 1,137 Europe 270 14,930 753 15,683 270 15,683 Unconsolidated NL000559 Moerdijk DC5 South Netherlands Prologis Targeted Europe Logistics Fund 42156 609 31,628 16 31,644 0.43709999999999999 266 13,832 5.8200000000000002E-2 805 Q2 805 Europe 0 0 Q2 0 Europe 609 31,628 16 31,644 266 13,832 QTD Totals Consolidated Americas-direct owned 767 53,345 1,478 54,823 1 767 54,823 Prologis U.S. Logistics Venture 59,727 5,542,539 ,105,303 5,647,842 0.55000000000000004 32,874 3,108,571 Europe 270 14,930 753 15,683 100 270 15,683 Total consolidated 60,764 5,610,814 ,107,534 5,718,348 33,911 3,179,077 Unconsolidated FIBRA - Prologis 76 4,791 12 4,803 0.44979999999999998 35 2,203 Prologis Targeted U.S. Logistics Fund 751 77,211 5,244 82,455 0.23080000000000001 174 19,027 Prologis Targeted Europe Logistics Fund 609 31,628 16 31,644 0.43709999999999999 266 13,832 Total unconsolidated 1,436 ,113,630 5,272 ,118,902 475 35,062 Total QTD 62,200 5,724,444 ,112,806 5,837,250 34,386 3,214,139 5.5% Quarter 3 Americas Consolidated CHI02011 Bolingbrook 11 Chicago Prologis U.S. Logistics Venture 42194 325 18,081 2,309 20,390 0.5504 179 11,222 0 Q3 0 US CHI02012 Bolingbrook 12 Chicago Prologis U.S. Logistics Venture 42194 361 22,269 2,565 24,834 0.5504 199 13,668 0 Q3 0 US SBA01202 San Francisco IP 1 California Prologis, L.P. 42247 159 18,052 351 18,403 1 159 18,403 0 Q3 0 US POR01601 Northwest Corporate Park Portland Prologis, L.P. 42264 210 15,983 745 16,728 1 210 16,728 0 Q3 0 US POR01602 Northwest Corporate Park Portland Prologis, L.P. 42264 59 5,423 209 5,632 1 59 5,632 0 Q3 0 US POR01603 Northwest Corporate Park Portland Prologis, L.P. 42264 43 3,518 153 3,671 1 43 3,671 0 Q3 0 US POR01604 Northwest Corporate Park Portland Prologis, L.P. 42264 34 3,088 121 3,209 1 34 3,209 0 Q3 0 US POR01605 Northwest Corporate Park Portland Prologis, L.P. 42264 101 8,221 358 8,579 1 101 8,579 0 Q3 0 US POR01606 Northwest Corporate Park Portland Prologis, L.P. 42264 89 7,481 316 7,797 1 89 7,797 0 Q3 0 US POR01607 Northwest Corporate Park Portland Prologis, L.P. 42264 61 4,983 216 5,199 1 61 5,199 0 Q3 0 US POR01608 Northwest Corporate Park Portland Prologis, L.P. 42264 61 5,118 216 5,334 1 61 5,334 0 Q3 0 US POR01609 Northwest Corporate Park Portland Prologis, L.P. 42264 14 2,485 50 2,535 1 14 2,535 0 Q3 0 US POR01610 Northwest Corporate Park Portland Prologis, L.P. 42264 7 2,054 25 2,079 1 7 2,079 0 Q3 0 US DAL04109 Frankfurt Trade Center Dallas Prologis, L.P. 42264 91 6,632 323 6,955 1 91 6,955 0 Q3 0 US DAL04110 Frankfurt Trade Center Dallas Prologis, L.P. 42264 132 8,684 468 9,152 1 132 9,152 0 Q3 0 US DAL04111 Frankfurt Trade Center Dallas Prologis, L.P. 42264 253 14,136 898 15,034 1 253 15,034 0 Q3 0 US DAL04112 Frankfurt Trade Center Dallas Prologis, L.P. 42264 86 6,049 305 6,354 1 86 6,354 0 Q3 0 US LAX06102 Huntington Beach DC 2 LA County Prologis, L.P. 42268 280 36,750 3,062 39,812 1 280 39,812 0 Q3 0 US 0 Total consolidated 2,366 ,189,007 12,690 ,201,697 2,058 ,181,363 Unconsolidated LAX15301 Sylmar DC 1 LA County Prologis Targeted U.S. Logistics Fund 42187 135 15,880 75 15,955 0.22559999999999999 30 3,599 0 Q3 0 US SEA04101 Prologis Seattle 6 Seattle Prologis Targeted U.S. Logistics Fund 42223 24 7,081 0 7,081 0.22559999999999999 5 1,597 0 Q3 0 US SEA04102 Seattle Prologis Targeted U.S. Logistics Fund 42223 4 1,019 0 1,019 0.2356 1 240 INE07401 Park Rialto I-210 DC 6 Southern CA Prologis Targeted U.S. Logistics Fund 42251 428 28,188 2,422 30,610 0.22559999999999999 97 6,905 0 Q3 0 US 0 0 0 0 Q3 0 US 0 Q3 0 US 0 Q3 0 US Total unconsolidated 591 52,168 2,497 54,665 133 12,341 Europe Unconsolidated FR000580 Clesud DC9 France Prologis Targeted Europe Logistics Fund 42251 458 27,622 81 27,703 0.44180000000000003 202 12,239 0 Q3 0 Europe FR000581 Saint Martin DC1 France Prologis Targeted Europe Logistics Fund 42251 327 18,990 58 19,048 0.44180000000000003 144 8,415 0 Q3 0 Europe FR000582 Saint Martin DC2 France Prologis Targeted Europe Logistics Fund 42251 261 16,273 46 16,319 0.44180000000000003 115 7,209 0 Q3 0 Europe FR000583 Saint Martin DC3 France Prologis Targeted Europe Logistics Fund 42251 66 3,720 12 3,732 0.44180000000000003 29 1,648 0 Q3 0 Europe FR000584 Fos Distriport DC1 France Prologis Targeted Europe Logistics Fund 42251 370 22,109 66 22,175 0.44180000000000003 163 9,796 0 Q3 0 Europe IT000516 Tiburtina DC3 Rome Prologis Targeted Europe Logistics Fund 42264 94 8,416 144 8,560 0.44180000000000003 42 3,781 0 Q3 0 Europe IT000517 Tiburtina DC4 Rome Prologis Targeted Europe Logistics Fund 42264 94 7,873 144 8,017 0.44180000000000003 42 3,541 0 Q3 0 Europe 0 Q3 0 Europe 1,670 ,105,003 551 ,105,554 737 46,629 QTD Totals 0 0 Consolidated 0 Americas-direct owned 1,680 ,148,657 7,816 ,156,473 1 1,680 ,156,473 0 Prologis U.S. Logistics Venture 686 40,350 4,874 45,224 0.5504 378 24,890 Total consolidated 2,366 ,189,007 12,690 ,201,697 2,058 ,181,363 0 0 Unconsolidated 0 Prologis Fibra 0 0 0 0 0 0 0 Prologis Targeted U.S. Logistics Fund 591 52,168 2,497 54,665 0.22559999999999999 133 12,341 0 Prologis Europe Logistics Venture 1 0 0 0 0 0 0 0 Prologis European Logistics Partnership 0 0 0 0 0 0 Prologis European Properties Fund II 0 0 0 0 0 0 Prologis Targeted Europe Logistics Fund 1,670 ,105,003 551 ,105,554 0.44180000000000003 737 46,629 Total unconsolidated 2,261 ,157,171 3,048 ,160,219 870 58,970 0 0 Total QTD 4,627 ,346,178 15,738 ,361,916 2,928 ,240,333 0.0% Quarter 4 Americas Consolidated None 0.0% 0 Q4 0 US Total consolidated 0 0 0 0 0 0 Unconsolidated LAX00326 Mid Count Dis Ctr 26 LA County Targeted U.S. Logistics Fund 41946 4.4% 0 Q4 0 US SEA02102 Prologis Tukwila 6 Seattle Targeted U.S. Logistics Fund 41981 5.2% 0 Q4 0 US ATL02801 Highlands Industrial Center 1 Atlanta Targeted U.S. Logistics Fund 41989 7.1% 0 Q4 0 US LAX11101 Orange Industrial Center 1 LA County Targeted U.S. Logistics Fund 41989 5.9912170000000001 0 Q4 0 US Total unconsolidated 0 0 0 0 0 0 Europe Unconsolidated PL000537 Strykow II DC1 Central Poland Prologis European Properties Fund II 41956 6.7% 0 Q4 0 Europe NL000554 Waalwijk DC1-Unit E and F South Netherlands Prologis European Properties Fund II 41913 6.9599999999999995 0 Q4 0 Europe NL000552 Born DC1B South Netherlands Prologis European Logistics Partnership 41913 7.2% 0 Q4 0 Europe NL000556 Utrecht DC2 Utrecht Prologis European Properties Fund II 41974 8.4% 0 Q4 0 Europe Total unconsolidated 0 0 0 0 0 0 QTD Totals 0 0 Consolidated 0 Americas 0 0 0 0 0 0 0 Total consolidated 0 0 0 0 0 0 0 0 Unconsolidated 0 Prologis Fibra 0 0 0 0 0 0 0 Targeted U.S. Logistics Fund 0 0 0 0 0 0 0 Prologis Europe Logistics Venture 1 0 0 0 0 0 0 0 Prologis European Logistics Partnership 0 0 0 0 0 0 Prologis European Properties Fund II 0 0 0 0 0 0 Prologis Targeted Europe Logistics Fund 0 0 0 0 0 0 Total unconsolidated 0 0 0 0 0 0 0 0 Total QTD 0 0 0 0 0 0 #DIV/0! Quarter 4 0 0 Consolidated 0 0 0 0 0 0 Unconsolidated Americas 0 0 0 0 0 Europe 0 0 0 0 0 0 QTD Totals Consolidated Americas 0 0 0 0 1 0 0 Total consolidated 0 0 0 0 0 0 Unconsolidated Targeted U.S. Logistics Fund 0 0 0 0 0 Prologis European Properties Fund II 0 0 0 0 0 0 Total unconsolidated 0 0 0 0 0 0 Total QTD 0 0 0 0 0 0 Total QTD YTD Totals Consolidated Americas-direct owned 2,628 ,222,783 9,645 ,232,428 1 2,628 ,232,428 Prologis U.S. Logistics Venture 60,413 5,582,889 ,110,177 5,693,066 0.5504 33,252 3,133,461 Europe 270 14,930 753 15,683 1 270 15,683 Total consolidated 63,311 5,820,602 ,120,575 5,941,177 36,150 3,381,572 Unconsolidated Prologis Targeted U.S. Logistics Fund 1,510 ,152,227 7,791 ,160,018 0.22559999999999999 348 36,946 FIBRA - Prologis 76 4,791 12 4,803 0.4587 35 2,203 Prologis Targeted Europe Logistics Fund 1,356 58,007 1,575 59,582 0.44180000000000003 588 25,853 Prologis European Properties Fund II 1,306 66,909 2,062 68,971 0.31530000000000002 405 21,489 Prologis Europe Logistics Venture 1 0 0 0 0 0.15 0 0 Prologis European Logistics Partnership 0 0 0 0 0.5 0 0 Total unconsolidated 4,248 ,281,934 11,440 ,293,374 1,376 86,491 Total YTD 67,559 6,102,536 ,132,015 6,234,551 0.34856666666666669 37,526 3,468,063 5.2% 0 6.04311447267388E-2 ,180,659 Q3 Weighted Average Cap Rate US 0.0% 0 ,193,464 Europe 0.0% 0 46,629 Asia 0.0% 0 0 0.0% 0 ,240,093 YTD Weighted Average Cap Rate US 5.2% ,175,880 3,404,798 Europe 4.4% 4,779 ,109,654 Asia 0.0% 0 0 5.1% ,180,659 3,514,452 Q3 2015 YTD 2015 Square Feet Prologis Share of Square Feet Owned and Managed Acquisition Cost Prologis Share of Acquisition Costs Square Feet Prologis Share of Square Feet Owned and Managed Acquisition Cost Prologis Share of Acquisition Costs cost $ % cost $ % Third Party Building Acquisitions Americas Prologis Wholly Owned 1,680 1,680 $,156,473 $,156,473 100 2,628 0 2,628 0 $,232,428 0 $,232,428 0 100 Prologis U.S. Logistics Venture 686 378 45,224 24,890 55.037148416769853 60,413 33,252 5,693,066 3,133,461 55.039955623209003 Prologis Targeted U.S. Logistics Fund 591 133 54,665 12,330 22.555565718467026 1,510 348 ,160,018 36,935 23.081778299941259 FIBRA Prologis 0 0 0 0 0 76 35 4,803 2,203 45.867166354361856 Total Americas 2,957 2,191 ,256,362 ,193,693 75.554489354896589 64,627 36,263 6,090,315 3,405,027 55.908881560313382 Europe Prologis Wholly Owned 0 0 0 0 0 270 270 15,683 15,683 100 Prologis Targeted Europe Logistics Fund 1,670 737 ,105,554 46,629 44.175493112530077 3,026 1,325 ,165,136 72,482 43.892306947001259 Prologis European Properties Fund II 0 0 0 0 0 1,306 405 68,971 21,489 31.156573052442333 Prologis Europe Logistics Venture 1 0 0 0 0 0 0 0 0 0 0 Prologis European Logistics Partners 0 0 0 0 0 0 0 0 0 0 Total Europe 1,670 737 ,105,554 46,629 44.175493112530077 4,602 2,000 ,249,790 ,109,654 43.898474718763765 Asia 0 0 0 0 0 0 0 0 0 0 Total Third Party Building Acquisitions 4,627 2,928 $,361,916 $,240,322 66.402701179279163 69,229 38,263 $6,340,105 $3,514,681 55.435690733828537 Weighted average stabilized cap rate 5.8% 5.5% Capital Deployment- Owned and Managed 3-2 Acquisitions ##RS Prologis share Portfolio Code Portfolio Code Property Name Market Owner Acquisition Date Total Sq. Ft. Acquisition Cost Immediate Capital Total Acquisition cost Ownership % of Sq. Ft. of acquisition cost Stabilized Cap Rate QTD Weighted MTD YTD Summary of Acquisitions Quarter 1 Americas Consolidated LAS01501 Valley View - Desert Inn LV Las Vegas Prologis 42082 22 2,729 0 2,729 1 22 2,729 4.2% 114 Q1 114 US SBA01202 San Francisco IP 1 SF Bay Area Prologis, L.P. 42083 159 18,052 351 18,403 1 159 18,403 4.7% 870 Q1 870 US 181 20,781 351 21,132 181 21,132 Unconsolidated LAX11201 Sun Valley DC 1 LA County Prologis Targeted U.S. Logistics Fund 42062 168 22,848 50 22,898 0.24360000000000001 41 5,578 5.2% 288 Q1 288 US 168 22,848 50 22,898 41 5,578 Europe Unconsolidated HU000508 Budapest M1 DC1 Budapest Prologis Targeted Europe Logistics Fund 42080 53 1,705 111 1,816 0.4304 23 781 9.4% 73 Q1 73 Europe HU000509 Budapest M1 DC2 Budapest Prologis Targeted Europe Logistics Fund 42080 273 9,699 570 10,269 0.4304 117 4,419 9.4% 414 Q1 414 Europe HU000510 Budapest M1 DC3 Budapest Prologis Targeted Europe Logistics Fund 42080 171 5,969 357 6,326 0.4304 74 2,722 9.4% 255 Q1 255 Europe HU000511 Budapest M1 DC4 Budapest Prologis Targeted Europe Logistics Fund 42080 79 2,558 165 2,723 0.4304 34 1,171 9.4% 110 Q1 110 Europe HU000512 Budapest M1 DC5 Budapest Prologis Targeted Europe Logistics Fund 42080 171 6,448 356 6,804 0.4304 74 2,928 9.4% 274 Q1 274 Europe IT000505 Bologna Interporto DC2 Italy Prologis European Properties Fund II 42040 122 5,112 193 5,305 0.31159999999999999 38 1,653 7.9569000000000001 132 Q1 132 Europe IT000506 Bologna Interporto DC3 Italy Prologis European Properties Fund II 42040 72 4,396 113 4,509 0.31159999999999999 22 1,405 7.9569000000000001 112 Q1 112 Europe IT000507 Bologna Interporto DC4 Italy Prologis European Properties Fund II 42040 75 5,941 118 6,059 0.31159999999999999 23 1,888 7.9569000000000001 150 Q1 150 Europe IT000508 Bologna Interporto DC5 Italy Prologis European Properties Fund II 42040 249 6,744 393 7,137 0.31159999999999999 77 2,224 7.9569000000000001 177 Q1 177 Europe IT000509 Bologna Interporto DC6 Italy Prologis European Properties Fund II 42040 130 7,166 206 7,372 0.31159999999999999 40 2,297 7.9569000000000001 183 Q1 183 Europe IT000510 Bologna Interporto DC7 Italy Prologis European Properties Fund II 42040 130 13,194 206 13,400 0.31159999999999999 41 4,175 7.9569000000000001 332 Q1 332 Europe IT000511 Bologna Interporto DC8 Italy Prologis European Properties Fund II 42040 86 2,757 136 2,893 0.31159999999999999 27 901 7.9569000000000001 72 Q1 72 Europe IT000512 Bologna Interporto DC9 Italy Prologis European Properties Fund II 42040 242 3,185 383 3,568 0.31159999999999999 75 1,111 7.9569000000000001 88 Q1 88 Europe IT000513 Bologna Interporto DC10 Italy Prologis European Properties Fund II 42040 65 3,192 102 3,294 0.31159999999999999 20 1,026 7.9569000000000001 82 Q1 82 Europe IT000514 Bologna Interporto DC11 Italy Prologis European Properties Fund II 42040 72 4,637 113 4,750 0.31159999999999999 22 1,480 7.9569000000000001 118 Q1 118 Europe IT000515 Bologna Interporto DC12 Italy Prologis European Properties Fund II 42040 63 10,585 99 10,684 0.31159999999999999 20 3,329 7.9569000000000001 265 Q1 265 Europe 2,053 93,288 3,621 96,909 727 33,510 QTD Totals Consolidated Americas-direct owned 181 20,781 351 21,132 1 181 21,132 Total consolidated 181 20,781 351 21,132 181 21,132 Unconsolidated Prologis Targeted U.S. Logistics Fund 168 22,848 50 22,898 0.24360000000000001 41 5,578 Prologis European Properties Fund II 1,306 66,909 2,062 68,971 0.31159999999999999 405 21,489 Prologis Targeted Europe Logistics Fund 747 26,379 1,559 27,938 0.4304 322 12,021 Total unconsolidated 2,221 ,116,136 3,671 ,119,807 768 39,088 Total QTD 2,402 ,136,917 4,022 ,140,939 949 60,220 6.8% Quarter 2 Americas Consolidated ATL04705 Park I-85 200 Atlanta Prologis 42128 120 4,998 158 5,156 1 120 5,156 5.1400000000000001E-2 265 Q2 265 US ATL04706 Park I-85 300 Atlanta Prologis 42128 120 4,998 158 5,156 1 120 5,156 5.1400000000000001E-2 265 Q2 265 US ATL04707 Park I-85 400 Atlanta Prologis 42128 120 4,998 158 5,156 1 120 5,156 5.1400000000000001E-2 265 Q2 265 US LAX11601 Chatsworth Ind Ctr 1 LA County Prologis 42144 133 17,400 131 17,531 1 133 17,531 5.4399999999999997E-2 954 Q2 954 US LAX11602 Chatsworth Ind Ctr 2 LA County Prologis 42144 93 12,425 92 12,517 1 93 12,517 5.4399999999999997E-2 681 Q2 681 US REN01506 Sage Point 6 Las Vegas Prologis 42184 181 8,526 781 9,307 1 181 9,307 6.8900000000000003E-2 641 Q2 641 US SEA02204 Prologis Seattle 4 Seattle Prologis U.S. Logistics Venture 42104 309 50,746 243 50,989 0.5504 170 28,064 3.6200000000000003E-2 1,016 Q2 1,016 US SEA02205 Prologis Seattle 5 Seattle Prologis U.S. Logistics Venture 42104 76 10,326 60 10,386 0.5504 42 5,716 3.6200000000000003E-2 207 Q2 207 US KTR Transaction Various Various Prologis U.S. Logistics Venture 42153 59,342 5,481,467 ,105,000 5,586,467 0.5504 32,662 3,074,791 5.5E-2 ,169,114 Q2 ,169,114 US 0 60,494 5,595,884 ,106,781 5,702,665 33,641 3,163,394 Unconsolidated BRC01001 Prologis Seneca Park 100 Florida Prologis Targeted U.S. Logistics Fund 42095 74 8,528 482 9,010 0.23080000000000001 17 2,079 5.11E-2 106 Q2 106 US BRC01002 Prologis Seneca Park 200 Florida Prologis Targeted U.S. Logistics Fund 42095 95 10,866 619 11,485 0.23080000000000001 22 2,650 5.0799999999999998E-2 135 Q2 135 US BRC01003 Prologis Seneca Park 300 Florida Prologis Targeted U.S. Logistics Fund 42095 95 10,865 619 11,484 0.23080000000000001 22 2,650 5.4600000000000003E-2 145 Q2 145 US BRC00109 Port 95 900 Florida Prologis Targeted U.S. Logistics Fund 42143 77 9,429 498 9,927 0.23080000000000001 18 2,291 5.4399999999999997E-2 125 Q2 125 US BRC00110 Port 95 1000 Florida Prologis Targeted U.S. Logistics Fund 42143 99 11,363 642 12,005 0.23080000000000001 23 2,770 5.4300000000000001E-2 150 Q2 150 US BRC00111 Port 95 1100 Florida Prologis Targeted U.S. Logistics Fund 42143 99 11,760 642 12,402 0.23080000000000001 23 2,862 5.8000000000000003E-2 166 Q2 166 US NNJ10001 130 Docks Corner New Jersey Prologis Targeted U.S. Logistics Fund 42103 212 14,400 1,742 16,142 0.23080000000000001 49 3,725 5.5800000000000002E-2 208 Q2 208 US GDL00805 Periferico Sur 5 Guadalajara FIBRA - Prologis 42136 76 4,791 12 4,803 0.4587 35 2,203 7.4999999999999997E-2 165 Q2 165 US 0 0 827 82,002 5,256 87,258 209 21,230 Europe Consolidated CZ000537 Prague Rudna DC18 Prague Prologis 42165 270 14,930 753 15,683 1 270 15,683 7.2499999999999995E-2 1,137 Q2 1,137 Europe 270 14,930 753 15,683 270 15,683 Unconsolidated NL000559 Moerdijk DC5 South Netherlands Prologis Targeted Europe Logistics Fund 42156 609 31,628 16 31,644 0.43709999999999999 266 13,832 5.8200000000000002E-2 805 Q2 805 Europe 0 0 Q2 0 Europe 609 31,628 16 31,644 266 13,832 QTD Totals Consolidated Americas-direct owned 767 53,345 1,478 54,823 1 767 54,823 Prologis U.S. Logistics Venture 59,727 5,542,539 ,105,303 5,647,842 0.55000000000000004 32,874 3,108,571 Europe 270 14,930 753 15,683 100 270 15,683 Total consolidated 60,764 5,610,814 ,107,534 5,718,348 33,911 3,179,077 Unconsolidated FIBRA - Prologis 76 4,791 12 4,803 0.44979999999999998 35 2,203 Prologis Targeted U.S. Logistics Fund 751 77,211 5,244 82,455 0.23080000000000001 174 19,027 Prologis Targeted Europe Logistics Fund 609 31,628 16 31,644 0.43709999999999999 266 13,832 Total unconsolidated 1,436 ,113,630 5,272 ,118,902 475 35,062 Total QTD 62,200 5,724,444 ,112,806 5,837,250 34,386 3,214,139 5.5% Quarter 3 Americas Consolidated CHI02011 Bolingbrook 11 Chicago Prologis U.S. Logistics Venture 42194 325 18,081 2,309 20,390 0.5504 179 11,222 0 Q3 0 US CHI02012 Bolingbrook 12 Chicago Prologis U.S. Logistics Venture 42194 361 22,269 2,565 24,834 0.5504 199 13,668 0 Q3 0 US SBA01202 San Francisco IP 1 California Prologis, L.P. 42247 159 18,052 351 18,403 1 159 18,403 0 Q3 0 US POR01601 Northwest Corporate Park Portland Prologis, L.P. 42264 210 15,983 745 16,728 1 210 16,728 0 Q3 0 US POR01602 Northwest Corporate Park Portland Prologis, L.P. 42264 59 5,423 209 5,632 1 59 5,632 0 Q3 0 US POR01603 Northwest Corporate Park Portland Prologis, L.P. 42264 43 3,518 153 3,671 1 43 3,671 0 Q3 0 US POR01604 Northwest Corporate Park Portland Prologis, L.P. 42264 34 3,088 121 3,209 1 34 3,209 0 Q3 0 US POR01605 Northwest Corporate Park Portland Prologis, L.P. 42264 101 8,221 358 8,579 1 101 8,579 0 Q3 0 US POR01606 Northwest Corporate Park Portland Prologis, L.P. 42264 89 7,481 316 7,797 1 89 7,797 0 Q3 0 US POR01607 Northwest Corporate Park Portland Prologis, L.P. 42264 61 4,983 216 5,199 1 61 5,199 0 Q3 0 US POR01608 Northwest Corporate Park Portland Prologis, L.P. 42264 61 5,118 216 5,334 1 61 5,334 0 Q3 0 US POR01609 Northwest Corporate Park Portland Prologis, L.P. 42264 14 2,485 50 2,535 1 14 2,535 0 Q3 0 US POR01610 Northwest Corporate Park Portland Prologis, L.P. 42264 7 2,054 25 2,079 1 7 2,079 0 Q3 0 US DAL04109 Frankfurt Trade Center Dallas Prologis, L.P. 42264 91 6,632 323 6,955 1 91 6,955 0 Q3 0 US DAL04110 Frankfurt Trade Center Dallas Prologis, L.P. 42264 132 8,684 468 9,152 1 132 9,152 0 Q3 0 US DAL04111 Frankfurt Trade Center Dallas Prologis, L.P. 42264 253 14,136 898 15,034 1 253 15,034 0 Q3 0 US DAL04112 Frankfurt Trade Center Dallas Prologis, L.P. 42264 86 6,049 305 6,354 1 86 6,354 0 Q3 0 US LAX06102 Huntington Beach DC 2 LA County Prologis, L.P. 42268 280 36,750 3,062 39,812 1 280 39,812 0 Q3 0 US 0 Total consolidated 2,366 ,189,007 12,690 ,201,697 2,058 ,181,363 Unconsolidated LAX15301 Sylmar DC 1 LA County Prologis Targeted U.S. Logistics Fund 42187 135 15,880 75 15,955 0.22559999999999999 30 3,599 0 Q3 0 US SEA04101 Prologis Seattle 6 Seattle Prologis Targeted U.S. Logistics Fund 42223 24 7,081 0 7,081 0.22559999999999999 5 1,597 0 Q3 0 US SEA04102 Seattle Prologis Targeted U.S. Logistics Fund 42223 4 1,019 0 1,019 0.2356 1 240 INE07401 Park Rialto I-210 DC 6 Southern CA Prologis Targeted U.S. Logistics Fund 42251 428 28,188 2,422 30,610 0.22559999999999999 97 6,905 0 Q3 0 US 0 0 0 0 Q3 0 US 0 Q3 0 US 0 Q3 0 US Total unconsolidated 591 52,168 2,497 54,665 133 12,341 Europe Unconsolidated FR000580 Clesud DC9 France Prologis Targeted Europe Logistics Fund 42251 458 27,622 81 27,703 0.44180000000000003 202 12,239 0 Q3 0 Europe FR000581 Saint Martin DC1 France Prologis Targeted Europe Logistics Fund 42251 327 18,990 58 19,048 0.44180000000000003 144 8,415 0 Q3 0 Europe FR000582 Saint Martin DC2 France Prologis Targeted Europe Logistics Fund 42251 261 16,273 46 16,319 0.44180000000000003 115 7,209 0 Q3 0 Europe FR000583 Saint Martin DC3 France Prologis Targeted Europe Logistics Fund 42251 66 3,720 12 3,732 0.44180000000000003 29 1,648 0 Q3 0 Europe FR000584 Fos Distriport DC1 France Prologis Targeted Europe Logistics Fund 42251 370 22,109 66 22,175 0.44180000000000003 163 9,796 0 Q3 0 Europe IT000516 Tiburtina DC3 Rome Prologis Targeted Europe Logistics Fund 42264 94 8,416 144 8,560 0.44180000000000003 42 3,781 0 Q3 0 Europe IT000517 Tiburtina DC4 Rome Prologis Targeted Europe Logistics Fund 42264 94 7,873 144 8,017 0.44180000000000003 42 3,541 0 Q3 0 Europe 0 Q3 0 Europe 1,670 ,105,003 551 ,105,554 737 46,629 QTD Totals 0 0 Consolidated 0 Americas-direct owned 1,680 ,148,657 7,816 ,156,473 1 1,680 ,156,473 0 Prologis U.S. Logistics Venture 686 40,350 4,874 45,224 0.5504 378 24,890 Total consolidated 2,366 ,189,007 12,690 ,201,697 2,058 ,181,363 0 0 Unconsolidated 0 Prologis Fibra 0 0 0 0 0 0 0 Prologis Targeted U.S. Logistics Fund 591 52,168 2,497 54,665 0.22559999999999999 133 12,341 0 Prologis Europe Logistics Venture 1 0 0 0 0 0 0 0 Prologis European Logistics Partnership 0 0 0 0 0 0 Prologis European Properties Fund II 0 0 0 0 0 0 Prologis Targeted Europe Logistics Fund 1,670 ,105,003 551 ,105,554 0.44180000000000003 737 46,629 Total unconsolidated 2,261 ,157,171 3,048 ,160,219 870 58,970 0 0 Total QTD 4,627 ,346,178 15,738 ,361,916 2,928 ,240,333 0.0% Quarter 4 Americas Consolidated None 0.0% 0 Q4 0 US Total consolidated 0 0 0 0 0 0 Unconsolidated LAX00326 Mid Count Dis Ctr 26 LA County Targeted U.S. Logistics Fund 41946 4.4% 0 Q4 0 US SEA02102 Prologis Tukwila 6 Seattle Targeted U.S. Logistics Fund 41981 5.2% 0 Q4 0 US ATL02801 Highlands Industrial Center 1 Atlanta Targeted U.S. Logistics Fund 41989 7.1% 0 Q4 0 US LAX11101 Orange Industrial Center 1 LA County Targeted U.S. Logistics Fund 41989 5.9912170000000001 0 Q4 0 US Total unconsolidated 0 0 0 0 0 0 Europe Unconsolidated PL000537 Strykow II DC1 Central Poland Prologis European Properties Fund II 41956 6.7% 0 Q4 0 Europe NL000554 Waalwijk DC1-Unit E and F South Netherlands Prologis European Properties Fund II 41913 6.9599999999999995 0 Q4 0 Europe NL000552 Born DC1B South Netherlands Prologis European Logistics Partnership 41913 7.2% 0 Q4 0 Europe NL000556 Utrecht DC2 Utrecht Prologis European Properties Fund II 41974 8.4% 0 Q4 0 Europe Total unconsolidated 0 0 0 0 0 0 QTD Totals 0 0 Consolidated 0 Americas 0 0 0 0 0 0 0 Total consolidated 0 0 0 0 0 0 0 0 Unconsolidated 0 Prologis Fibra 0 0 0 0 0 0 0 Targeted U.S. Logistics Fund 0 0 0 0 0 0 0 Prologis Europe Logistics Venture 1 0 0 0 0 0 0 0 Prologis European Logistics Partnership 0 0 0 0 0 0 Prologis European Properties Fund II 0 0 0 0 0 0 Prologis Targeted Europe Logistics Fund 0 0 0 0 0 0 Total unconsolidated 0 0 0 0 0 0 0 0 Total QTD 0 0 0 0 0 0 #DIV/0! Quarter 4 0 0 Consolidated 0 0 0 0 0 0 Unconsolidated Americas 0 0 0 0 0 Europe 0 0 0 0 0 0 QTD Totals Consolidated Americas 0 0 0 0 1 0 0 Total consolidated 0 0 0 0 0 0 Unconsolidated Targeted U.S. Logistics Fund 0 0 0 0 0 Prologis European Properties Fund II 0 0 0 0 0 0 Total unconsolidated 0 0 0 0 0 0 Total QTD 0 0 0 0 0 0 Total QTD YTD Totals Consolidated Americas-direct owned 2,628 ,222,783 9,645 ,232,428 1 2,628 ,232,428 Prologis U.S. Logistics Venture 60,413 5,582,889 ,110,177 5,693,066 0.5504 33,252 3,133,461 Europe 270 14,930 753 15,683 1 270 15,683 Total consolidated 63,311 5,820,602 ,120,575 5,941,177 36,150 3,381,572 Unconsolidated Prologis Targeted U.S. Logistics Fund 1,510 ,152,227 7,791 ,160,018 0.22559999999999999 348 36,946 FIBRA - Prologis 76 4,791 12 4,803 0.4587 35 2,203 Prologis Targeted Europe Logistics Fund 1,356 58,007 1,575 59,582 0.44180000000000003 588 25,853 Prologis European Properties Fund II 1,306 66,909 2,062 68,971 0.31530000000000002 405 21,489 Prologis Europe Logistics Venture 1 0 0 0 0 0.15 0 0 Prologis European Logistics Partnership 0 0 0 0 0.5 0 0 Total unconsolidated 4,248 ,281,934 11,440 ,293,374 1,376 86,491 Total YTD 67,559 6,102,536 ,132,015 6,234,551 0.34856666666666669 37,526 3,468,063 5.2% 0 6.04311447267388E-2 ,180,659 Q3 Weighted Average Cap Rate US 0.0% 0 ,193,464 Europe 0.0% 0 46,629 Asia 0.0% 0 0 0.0% 0 ,240,093 YTD Weighted Average Cap Rate US 5.2% ,175,880 3,404,798 Europe 4.4% 4,779 ,109,654 Asia 0.0% 0 0 5.1% ,180,659 3,514,452 Q3 2015 YTD 2015 Square Feet Prologis Share of Square Feet Owned and Managed Acquisition Cost Prologis Share of Acquisition Costs Square Feet Prologis Share of Square Feet Owned and Managed Acquisition Cost Prologis Share of Acquisition Costs cost $ % cost $ % Third Party Building Acquisitions Americas Prologis Wholly Owned 1,680 1,680 $,156,473 $,156,473 100 2,628 0 2,628 0 $,232,428 0 $,232,428 0 100 Prologis U.S. Logistics Venture 686 378 45,224 24,890 55.037148416769853 60,413 33,252 5,693,066 3,133,461 55.039955623209003 Prologis Targeted U.S. Logistics Fund 591 133 54,665 12,330 22.555565718467026 1,510 348 ,160,018 36,935 23.081778299941259 FIBRA Prologis 0 0 0 0 0 76 35 4,803 2,203 45.867166354361856 Total Americas 2,957 2,191 ,256,362 ,193,693 75.554489354896589 64,627 36,263 6,090,315 3,405,027 55.908881560313382 Europe Prologis Wholly Owned 0 0 0 0 0 270 270 15,683 15,683 100 Prologis Targeted Europe Logistics Fund 1,670 737 ,105,554 46,629 44.175493112530077 3,026 1,325 ,165,136 72,482 43.892306947001259 Prologis European Properties Fund II 0 0 0 0 0 1,306 405 68,971 21,489 31.156573052442333 Prologis Europe Logistics Venture 1 0 0 0 0 0 0 0 0 0 0 Prologis European Logistics Partners 0 0 0 0 0 0 0 0 0 0 Total Europe 1,670 737 ,105,554 46,629 44.175493112530077 4,602 2,000 ,249,790 ,109,654 43.898474718763765 Asia 0 0 0 0 0 0 0 0 0 0 Total Third Party Building Acquisitions 4,627 2,928 $,361,916 $,240,322 66.402701179279163 69,229 38,263 $6,340,105 $3,514,681 55.435690733828537 Weighted average stabilized cap rate 5.8% 5.5%

Capital Deployment Dispositions and Contributions For contributions, this amount reflects total proceeds to Prologis, net of units received for partial consideration. (square feet and dollars in thousands) 28 Q3 2015 YTD 2015 Square Feet Prologis Share of Square Feet Owned and Managed Total Sales Price Prologis Share of Sales Price Square Feet Prologis Share of Square Feet Owned and Managed Total Sales Price Prologis Share of Sales Price $ % (A) $ % (A) Third Party Building Dispositions Americas Prologis wholly owned 6,900,000 6,900,000 $,411,695 $,411,695 100 11,205,000 11,205,000 $,962,975 $,962,975 100 Prologis U.S. Logistics Venture ,457,000 ,252,000 ,133,426 73,438 55.040247028315328 ,632,000 ,348,000 ,187,426 ,103,160 55.04038927363333 Prologis North American Industrial Fund 0 0 0 0 0 ,487,000 ,322,000 16,952 11,213 66.145587541293054 Prologis Targeted U.S. Logistics Fund ,378,000 85,000 31,700 7,152 22.561514195583594 ,436,000 98,000 35,700 8,075 22.61904761904762 Total Americas 7,735,000 7,237,000 ,576,821 ,492,285 85.344500286917437 12,760,000 11,973,000 1,203,053 1,085,423 90.222375905300936 Europe Prologis wholly owned 0 0 Prologis European Properties Fund II 0 0 Prologis European Logistics Partners 0 0 0 0 0 #REF! #REF! #REF! #REF! 0 Total Europe 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Asia Prologis wholly owned 0 0 0 0 0 ,399,000 ,399,000 49,264 49,264 100 Total Asia 0 0 0 0 0 ,399,000 ,399,000 49,264 49,264 100 Total Third Party Building Dispositions 7,735,000 7,237,000 $,576,821 $,492,285 85.344500286917437 13,159,000 12,372,000 $1,252,317 $1,134,687 90.607010844698266 Building Contributions to Co-Investment Ventures Americas Prologis U.S. Logistics Venture (B) 0 0 $0 $0 0 #REF! #REF! #REF! #REF! 0 FIBRA Prologis (C) - wholly owned 0 0 0 0 0 0 0 0 0 0 FIBRA Prologis (C) - Mexico Fondo Logistico (B) 0 0 0 0 0 0 0 0 0 0 Total Americas 0 0 0 0 0 0 0 0 0 0 Europe Prologis Targeted Europe Logistics Fund 1,724,000 1,724,000 $,256,789 $,143,340 55.820148059301609 2,343,000 2,343,000 $,302,805 $,169,243 55.891745512788759 ProLogis European Properties Fund II 0 0 0 0 0 1,186,000 1,186,000 79,925 54,835 68.608070065686576 Europe Logistics Venture 1 ,369,000 ,369,000 21,446 18,229 84.99953371258043 ,369,000 ,369,000 21,446 18,229 84.99953371258043 Prologis European Logistics Partners 0 0 0 0 0 2,761,000 2,761,000 ,348,515 ,174,257 49.999856534152045 Total Europe 2,093,000 2,093,000 ,278,235 ,161,569 58.069258001329814 6,659,000 6,659,000 ,752,691 ,416,564 55.34329492447764 Asia Nippon Prologis REIT 0 0 0 0 0 #REF! #REF! #REF! #REF! 0 Total Asia 0 0 0 0 0 0 0 0 0 0 0 0 Total Contributions to Co-Investment Ventures 2,093,000 2,093,000 $,278,235 $,161,569 58.069258001329814 6,659,000 6,659,000 $,752,691 $,416,564 55.34329492447764 Total Building Dispositions and Contributions 9,828,000 9,330,000 $,855,056 $,653,854 76.469143541475646 19,818,000 19,031,000 $2,005,008 $1,551,251 77.368818478529761 Land dispositions 79,805 78,549 98.426163774199608 ,129,411 ,123,588 95.500382502260237 Other real estate dispositions 2,489 562 22.579349136199276 32,141 29,829 92.806695497962096 Grand Total Dispositions and Contributions $,937,350 $,732,965 78.19544460447004 $2,166,560 $1,704,668 78.680858134554327 Weighted average stabilized cap rate on building dispositions and contributions 4.9% 4.8% Q3 2015 YTD 2015 Square Feet Prologis Share of Square Feet Owned and Managed Total Sales Price Prologis Share of Sales Price Square Feet Prologis Share of Square Feet Owned and Managed Total Sales Price Prologis Share of Sales Price $ % (A) $ % (A) Third Party Building Dispositions Americas Prologis wholly owned 6,900,000 6,900,000 $,411,695 $,411,695 100 11,205,000 11,205,000 $,962,975 $,962,975 100 Prologis U.S. Logistics Venture ,457,000 ,252,000 ,133,426 73,438 55.040247028315328 ,632,000 ,348,000 ,187,426 ,103,160 55.04038927363333 Prologis North American Industrial Fund 0 0 0 0 0 ,487,000 ,322,000 16,952 11,213 66.145587541293054 Prologis Targeted U.S. Logistics Fund ,378,000 85,000 31,700 7,152 22.561514195583594 ,436,000 98,000 35,700 8,075 22.61904761904762 Total Americas 7,735,000 7,237,000 ,576,821 ,492,285 85.344500286917437 12,760,000 11,973,000 1,203,053 1,085,423 90.222375905300936 Europe Prologis wholly owned 0 0 Prologis European Properties Fund II 0 0 Prologis European Logistics Partners 0 0 0 0 0 #REF! #REF! #REF! #REF! 0 Total Europe 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Asia Prologis wholly owned 0 0 0 0 0 ,399,000 ,399,000 49,264 49,264 100 Total Asia 0 0 0 0 0 ,399,000 ,399,000 49,264 49,264 100 Total Third Party Building Dispositions 7,735,000 7,237,000 $,576,821 $,492,285 85.344500286917437 13,159,000 12,372,000 $1,252,317 $1,134,687 90.607010844698266 Building Contributions to Co-Investment Ventures Americas Prologis U.S. Logistics Venture (B) 0 0 $0 $0 0 #REF! #REF! #REF! #REF! 0 FIBRA Prologis (C) - wholly owned 0 0 0 0 0 0 0 0 0 0 FIBRA Prologis (C) - Mexico Fondo Logistico (B) 0 0 0 0 0 0 0 0 0 0 Total Americas 0 0 0 0 0 0 0 0 0 0 Europe Prologis Targeted Europe Logistics Fund 1,724,000 1,724,000 $,256,789 $,143,340 55.820148059301609 2,343,000 2,343,000 $,302,805 $,169,243 55.891745512788759 ProLogis European Properties Fund II 0 0 0 0 0 1,186,000 1,186,000 79,925 54,835 68.608070065686576 Europe Logistics Venture 1 ,369,000 ,369,000 21,446 18,229 84.99953371258043 ,369,000 ,369,000 21,446 18,229 84.99953371258043 Prologis European Logistics Partners 0 0 0 0 0 2,761,000 2,761,000 ,348,515 ,174,257 49.999856534152045 Total Europe 2,093,000 2,093,000 ,278,235 ,161,569 58.069258001329814 6,659,000 6,659,000 ,752,691 ,416,564 55.34329492447764 Asia Nippon Prologis REIT 0 0 0 0 0 #REF! #REF! #REF! #REF! 0 Total Asia 0 0 0 0 0 0 0 0 0 0 0 0 Total Contributions to Co-Investment Ventures 2,093,000 2,093,000 $,278,235 $,161,569 58.069258001329814 6,659,000 6,659,000 $,752,691 $,416,564 55.34329492447764 Total Building Dispositions and Contributions 9,828,000 9,330,000 $,855,056 $,653,854 76.469143541475646 19,818,000 19,031,000 $2,005,008 $1,551,251 77.368818478529761 Land dispositions 79,805 78,549 98.426163774199608 ,129,411 ,123,588 95.500382502260237 Other real estate dispositions 2,489 562 22.579349136199276 32,141 29,829 92.806695497962096 Grand Total Dispositions and Contributions $,937,350 $,732,965 78.19544460447004 $2,166,560 $1,704,668 78.680858134554327 Weighted average stabilized cap rate on building dispositions and contributions 4.9% 4.8%

Capital Deployment Land Portfolio – Owned and Managed . Selected and ordered by our share of current book value. (square feet and dollars in thousands) 29 Land by Market Acres Current Book Value Owned and Managed Prologis Share Estimated Build Out (sq ft) Owned and Managed Prologis Share % of Acres (%) ($) (%) Total Global markets U.S. Atlanta 377 377 100 5,538 $19,290 $19,290 100 1.218688579896124 Baltimore/Washington 39 39 100 400 1,568 1,568 100 9.9061881455527342E-2 Central Valley 1,215 1,207 99.341563786008237 24,036 96,724 91,409 94.504983251313007 5.7749665318675376 Central & Eastern PA 360 283 78.611111111111114 4,791 44,971 37,736 83.911854306108381 2.3840555858455228 Chicago 480 475 98.958333333333343 9,095 26,478 25,950 98.005891683661901 1.6394488672008509 Dallas/Ft. Worth 380 337 88.68421052631578 6,737 40,401 36,441 90.198262419247044 2.3022410855362705 Houston 111 97 87.387387387387378 1,977 15,517 12,600 81.201263130759813 0.79603297598191614 New Jersey/New York City 197 175 88.832487309644677 2,950 91,689 85,467 93.214016948597973 5.3995674887497165 San Francisco Bay Area 0 0 0 0 0 0 0 0 South Florida 339 338 99.705014749262531 6,321 ,177,264 ,177,039 99.873070674248581 11.184831907528766 Southern California 668 648 97.005988023952099 13,012 ,120,087 ,111,064 92.486280779768009 7.0167147971790103 Canada 185 185 100 3,292 48,148 48,148 100 3.0418568037759761 Mexico Guadalajara 50 50 100 1,066 11,919 11,919 100 0.75300928894670305 Mexico City 295 295 100 5,518 ,127,201 ,127,201 100 8.0362056014187075 Monterrey 183 171 93.442622950819683 3,038 33,499 32,184 96.074509686856331 2.0332956586509514 Brazil 497 183 36.820925553319924 9,784 97,358 39,931 41.014605887549045 2.5227295844391979 Total Americas 5,376 4,860 90.401785714285708 97,555 ,952,114 ,857,947 90.109692746876945 54.102706638472775 Belgium 37 30 81.081081081081081 810 11,378 9,741 85.612585691685709 0.61540930309840036 Czech Republic 231 228 98.701298701298697 3,819 44,048 43,131 97.918180167090455 2.7248966894504782 France 402 349 86.815920398009951 7,554 70,112 61,423 87.606971702418988 3.8805344034712093 Germany 58 54 93.103448275862064 1,161 13,323 12,608 94.633340839150335 0.79653839374444424 Italy 92 80 86.956521739130437 2,451 21,698 16,974 78.228408148216417 1.0723701376442099 Netherlands 56 56 100 1,538 45,201 45,201 100 2.8556735355046503 Poland 609 609 100 11,645 69,389 69,389 100 4.3838041405086656 Spain 137 118 86.131386861313857 2,870 25,674 21,100 82.184310976084745 1.3330393486681293 United Kingdom 245 245 100 5,010 ,168,823 ,168,823 100 10.665767865412304 Total Europe 1,867 1,769 94.750937332619174 36,858 ,469,646 ,448,390 95.474037892370006 28.428033817502492 China 231 50 21.645021645021643 7,471 91,846 18,636 20.290486248720686 1.1773706778094437 Japan 55 55 100 2,466 99,048 99,048 100 6.2575773178616538 Total Asia 286 105 36.713286713286713 9,937 ,190,894 ,117,684 61.648873196643159 7.5349479956710965 Total global markets 7,529 6,734 89.440828795324748 ,144,350 1,612,654 1,424,021 88.302946571304204 89.965688451646358 Regional markets (A) Hungary 335 335 100 5,604 32,769 32,769 100 2.0702543325358262 Orlando 69 69 100 998 17,578 17,578 100 1.110529178715089 Juarez 137 137 100 2,692 14,212 14,212 100 0.89787465513134856 Reynosa 194 194 100 3,422 12,121 12,121 100 0.76577108745054012 Las Vegas 57 57 100 1,134 11,432 11,432 100 0.72224198265279882 Remaining other regional (10 markets) 579 571 98.618307426597582 9,978 44,106 43,312 98.199791411599321 2.7363317663276789 Total regional markets 1,371 1,363 99.416484318016046 23,828 ,132,218 ,131,424 99.399476621942554 8.3030030028132824 Total other markets (3 markets) 395 395 100 5,954 27,404 27,404 100 1.7313085455403516 Total land portfolio - owned and managed 9,295 8,492 91.360946745562131 ,174,132 $1,772,276 $1,582,849 89.311653489637052 100 Original Cost Basis $2,348,852 $2,189,699 Land by Market Acres Current Book Value Owned and Managed Prologis Share Estimated Build Out (sq ft) Owned and Managed Prologis Share % of Acres (%) ($) (%) Total Global markets U.S. Atlanta 377 377 100 5,538 $19,290 $19,290 100 1.218688579896124 Baltimore/Washington 39 39 100 400 1,568 1,568 100 9.9061881455527342E-2 Central Valley 1,215 1,207 99.341563786008237 24,036 96,724 91,409 94.504983251313007 5.7749665318675376 Central & Eastern PA 360 283 78.611111111111114 4,791 44,971 37,736 83.911854306108381 2.3840555858455228 Chicago 480 475 98.958333333333343 9,095 26,478 25,950 98.005891683661901 1.6394488672008509 Dallas/Ft. Worth 380 337 88.68421052631578 6,737 40,401 36,441 90.198262419247044 2.3022410855362705 Houston 111 97 87.387387387387378 1,977 15,517 12,600 81.201263130759813 0.79603297598191614 New Jersey/New York City 197 175 88.832487309644677 2,950 91,689 85,467 93.214016948597973 5.3995674887497165 San Francisco Bay Area 0 0 0 0 0 0 0 0 South Florida 339 338 99.705014749262531 6,321 ,177,264 ,177,039 99.873070674248581 11.184831907528766 Southern California 668 648 97.005988023952099 13,012 ,120,087 ,111,064 92.486280779768009 7.0167147971790103 Canada 185 185 100 3,292 48,148 48,148 100 3.0418568037759761 Mexico Guadalajara 50 50 100 1,066 11,919 11,919 100 0.75300928894670305 Mexico City 295 295 100 5,518 ,127,201 ,127,201 100 8.0362056014187075 Monterrey 183 171 93.442622950819683 3,038 33,499 32,184 96.074509686856331 2.0332956586509514 Brazil 497 183 36.820925553319924 9,784 97,358 39,931 41.014605887549045 2.5227295844391979 Total Americas 5,376 4,860 90.401785714285708 97,555 ,952,114 ,857,947 90.109692746876945 54.102706638472775 Belgium 37 30 81.081081081081081 810 11,378 9,741 85.612585691685709 0.61540930309840036 Czech Republic 231 228 98.701298701298697 3,819 44,048 43,131 97.918180167090455 2.7248966894504782 France 402 349 86.815920398009951 7,554 70,112 61,423 87.606971702418988 3.8805344034712093 Germany 58 54 93.103448275862064 1,161 13,323 12,608 94.633340839150335 0.79653839374444424 Italy 92 80 86.956521739130437 2,451 21,698 16,974 78.228408148216417 1.0723701376442099 Netherlands 56 56 100 1,538 45,201 45,201 100 2.8556735355046503 Poland 609 609 100 11,645 69,389 69,389 100 4.3838041405086656 Spain 137 118 86.131386861313857 2,870 25,674 21,100 82.184310976084745 1.3330393486681293 United Kingdom 245 245 100 5,010 ,168,823 ,168,823 100 10.665767865412304 Total Europe 1,867 1,769 94.750937332619174 36,858 ,469,646 ,448,390 95.474037892370006 28.428033817502492 China 231 50 21.645021645021643 7,471 91,846 18,636 20.290486248720686 1.1773706778094437 Japan 55 55 100 2,466 99,048 99,048 100 6.2575773178616538 Total Asia 286 105 36.713286713286713 9,937 ,190,894 ,117,684 61.648873196643159 7.5349479956710965 Total global markets 7,529 6,734 89.440828795324748 ,144,350 1,612,654 1,424,021 88.302946571304204 89.965688451646358 Regional markets (A) Hungary 335 335 100 5,604 32,769 32,769 100 2.0702543325358262 Orlando 69 69 100 998 17,578 17,578 100 1.110529178715089 Juarez 137 137 100 2,692 14,212 14,212 100 0.89787465513134856 Reynosa 194 194 100 3,422 12,121 12,121 100 0.76577108745054012 Las Vegas 57 57 100 1,134 11,432 11,432 100 0.72224198265279882 Remaining other regional (10 markets) 579 571 98.618307426597582 9,978 44,106 43,312 98.199791411599321 2.7363317663276789 Total regional markets 1,371 1,363 99.416484318016046 23,828 ,132,218 ,131,424 99.399476621942554 8.3030030028132824 Total other markets (3 markets) 395 395 100 5,954 27,404 27,404 100 1.7313085455403516 Total land portfolio - owned and managed 9,295 8,492 91.360946745562131 ,174,132 $1,772,276 $1,582,849 89.311653489637052 100 Original Cost Basis $2,348,852 $2,189,699

Capital Deployment Land Portfolio – Summary and Roll Forward . (dollars in thousands) 30 . Land Portfolio Summary Acres Current Book Value Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share % of Total Americas U.S. Central 1,256 1,194 14.060292039566653 $96,439 $89,034 5.6249206336169779 East 1,784 1,682 19.70687706076307 380502 366820 23.174667956324324 Northwest 1,344 1,336 15.732454074422986 105067 99752 6.302054080964135 Southwest 781 753 8.8671691003297219 136356 126539 7.9943822815694991 Canada 185 185 2.1785209609043803 48148 48148 3.0418568037759761 Mexico 893 882 10.386245878473858 204675 203360 12.847719523466864 Brazil 497 183 2.1549693829486576 97358 39931 2.5227295844391979 Total Americas 6,740 6,215 73.186528497409327 1,068,545 ,973,584 61.408330864156973 Europe Central 1,242 1,239 14.590202543570419 156628 155711 9.8373881526285825 Northern 151 141 1.6603862458784739 69902 67550 4.2676212323474942 Southern 631 547 6.4413565708902496 117484 99497 6.2859438897835487 United Kingdom 245 245 2.8850682995760715 168823 168823 10.665767865412304 Total Europe 2,269 2,172 25.577013659915217 ,512,837 ,491,581 31.056721140171931 Asia China 231 50 0.58878944889307583 91846 18636 1.1773706778094437 Japan 55 55 0.64766839378238339 99048 99048 6.2575773178616538 Total Asia 286 105 1.2364578426754593 ,190,894 ,117,684 7.5349479956710974 Total land portfolio - owned and managed 9,295 8,492 100 $1,772,276 $1,582,849 100 Americas Europe Asia Total As of Mar 31, 2015 $,877,479 $,534,225 $,123,918 $1,535,622 Acquisitions ,101,381 9,807 40,432 ,151,620 Dispositions -7,293 ,-13,936 0 ,-21,229 Development starts ,-12,669 ,-31,398 ,-62,193 -,106,260 Infrastructure costs 19,635 7,281 1,299 28,215 Reclasses 778 0 0 778 Impairment charges 0 0 0 0 Effect of changes in foreign exchange rates and other -9,027 25,953 -1,889 15,037 Reclass to "Assets Held for Sale" 0 -5,980 0 -5,980 As of June 30, 2015 $,970,284 $,525,952 $,101,567 $1,597,803 Unconsolidated - Land Roll Forward Americas Europe Asia Total As of Mar 31, 2015 $,145,161 $12,518 $57,343 $,215,022 Acquisitions 0 2,062 28,702 $30,764 Dispositions 0 0 0 $0 Development starts ,-34,324 0 ,-30,341 $,-64,665 Infrastructure costs 6,033 0 1,957 $7,990 Reclasses 0 0 0 $0 Impairment charges 0 0 0 $0 Effect of changes in foreign exchange rates and other 7,300 -1,392 267 $6,175 Reclass to "Assets Held for Sale" 0 0 0 $0 As of June 30, 2015 $,124,170 $13,188 $57,928 $,195,286 Estimated Build Out (in TEI) $10,800,000 $9,900,000 Land Roll Forward - Owned and Managed Americas Europe Asia Total As of June 30, 2015 $1,094,454 $,539,140 $,159,495 $1,793,089 Acquisitions 9,976 50,332 32,818 93,126 Dispositions ,-28,801 ,-33,755 0 ,-62,556 Development starts -9,017 ,-53,690 -3,865 ,-66,572 Infrastructure costs 28,695 16,622 4,425 49,742 Reclasses 0 0 0 0 Impairment charges 0 0 0 0 Effect of changes in foreign exchange rates and other ,-26,762 -5,812 -1,979 ,-34,553 Reclass to "Assets Held for Sale" 0 0 0 0 As of September 30, 2015 $1,068,545 $,512,837 $,190,894 $1,772,276 Land Portfolio Summary Acres Current Book Value Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share % of Total Americas U.S. Central 1,256 1,194 14.060292039566653 $96,439 $89,034 5.6249206336169779 East 1,784 1,682 19.70687706076307 380502 366820 23.174667956324324 Northwest 1,344 1,336 15.732454074422986 105067 99752 6.302054080964135 Southwest 781 753 8.8671691003297219 136356 126539 7.9943822815694991 Canada 185 185 2.1785209609043803 48148 48148 3.0418568037759761 Mexico 893 882 10.386245878473858 204675 203360 12.847719523466864 Brazil 497 183 2.1549693829486576 97358 39931 2.5227295844391979 Total Americas 6,740 6,215 73.186528497409327 1,068,545 ,973,584 61.408330864156973 Europe Central 1,242 1,239 14.590202543570419 156628 155711 9.8373881526285825 Northern 151 141 1.6603862458784739 69902 67550 4.2676212323474942 Southern 631 547 6.4413565708902496 117484 99497 6.2859438897835487 United Kingdom 245 245 2.8850682995760715 168823 168823 10.665767865412304 Total Europe 2,269 2,172 25.577013659915217 ,512,837 ,491,581 31.056721140171931 Asia China 231 50 0.58878944889307583 91846 18636 1.1773706778094437 Japan 55 55 0.64766839378238339 99048 99048 6.2575773178616538 Total Asia 286 105 1.2364578426754593 ,190,894 ,117,684 7.5349479956710974 Total land portfolio - owned and managed 9,295 8,492 100 $1,772,276 $1,582,849 100 Americas Europe Asia Total As of Mar 31, 2015 $,877,479 $,534,225 $,123,918 $1,535,622 Acquisitions ,101,381 9,807 40,432 ,151,620 Dispositions -7,293 ,-13,936 0 ,-21,229 Development starts ,-12,669 ,-31,398 ,-62,193 -,106,260 Infrastructure costs 19,635 7,281 1,299 28,215 Reclasses 778 0 0 778 Impairment charges 0 0 0 0 Effect of changes in foreign exchange rates and other -9,027 25,953 -1,889 15,037 Reclass to "Assets Held for Sale" 0 -5,980 0 -5,980 As of June 30, 2015 $,970,284 $,525,952 $,101,567 $1,597,803 Unconsolidated - Land Roll Forward Americas Europe Asia Total As of Mar 31, 2015 $,145,161 $12,518 $57,343 $,215,022 Acquisitions 0 2,062 28,702 $30,764 Dispositions 0 0 0 $0 Development starts ,-34,324 0 ,-30,341 $,-64,665 Infrastructure costs 6,033 0 1,957 $7,990 Reclasses 0 0 0 $0 Impairment charges 0 0 0 $0 Effect of changes in foreign exchange rates and other 7,300 -1,392 267 $6,175 Reclass to "Assets Held for Sale" 0 0 0 $0 As of June 30, 2015 $,124,170 $13,188 $57,928 $,195,286 Estimated Build Out (in TEI) $10,800,000 $9,900,000 Land Roll Forward - Owned and Managed Americas Europe Asia Total As of June 30, 2015 $1,094,454 $,539,140 $,159,495 $1,793,089 Acquisitions 9,976 50,332 32,818 93,126 Dispositions ,-28,801 ,-33,755 0 ,-62,556 Development starts -9,017 ,-53,690 -3,865 ,-66,572 Infrastructure costs 28,695 16,622 4,425 49,742 Reclasses 0 0 0 0 Impairment charges 0 0 0 0 Effect of changes in foreign exchange rates and other ,-26,762 -5,812 -1,979 ,-34,553 Reclass to "Assets Held for Sale" 0 0 0 0 As of September 30, 2015 $1,068,545 $,512,837 $,190,894 $1,772,276

Capitalization Overview This includes the currencies in Europe in which we operate, predominately Euro and GBP. These calculations are included in the Notes and Definitions section, and are not calculated in accordance with the applicable SEC rules. Prologis share of gains on dispositions of development properties for the 12 months ended September 30, 2015 and June 30, 2015 was $255.8 million and $203.3 million, respectively A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization. Assets Under Management (in millions) Total Enterprise Value Assets Under Management Total AUM by Division Net Equity Unencumbered Assets-Prologis Share (in billions) Secured & Unsecured Debt-Prologis Share Fixed vs. Floating Debt-Prologis Share 31 1 PLD Share Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Our share of debt ofuncons investees 2010 Our share of debt ofuncons investees ProLogis California 0.5 0 0 ProLogis California ,310,000 0.5 ,155,000 ProLogis North American Properties Fund I ,108,296 0.41299999999999998 44,726.248 44,726.248 ProLogis North American Properties Fund I ,180,000 0.41299999999999998 74,340 ProLogis North American Properties Funds VI-VX 0 0.0% 0 ProLogis North American Properties Funds VI-VX 0.2 0 ProLogis North American Properties Fund XI 865 10 0.2 173 2 175 ProLogis North American Properties Fund XI 1,709 0.2 341.8 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 0 ,287,402.11499999999 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 ProLogis North American Industrial Fund II 0.36980000000000002 0 0 0 0 ProLogis North American Industrial Fund II 1,236,593 0.37 ,457,539.41 ProLogis North American Industrial Fund III ,927,866 -1,250 0.2 ,185,573.2 0 -,250 ,185,323.2 ProLogis North American Industrial Fund III 1,018,213 0.2 ,203,642.6 US Logistics Fund 1,479,739 ,150,000 93 -4,376 0.2752 ,407,224.1728 41,280 25.593599999999999 -1,204.2752 ,447,325.49120000005 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 42,829.8 PEPR 2,066,119 0.33100000000000002 ,683,885.38900000008 SGP Mexico ,159,130 58,825 0.216 34,372.80000000002 12,706.2 0 47,078.28 ProLogis European Properties Fund II 1,410,701 0.29699999999999999 ,418,978.19699999999 Brazil 0 Korea 49,179 0.2 9,835.8000000000011 ProLogis Targeted Europe Logistics Fund ,641,494 11,436 0.32400000000000001 ,207,844.5600000001 0 3,705.2640000000001 ,211,549.32 7,730,828 0.29299999999999998 2,333,795.111 ProLogis European Properties Fund II 1,498,920 0.29720000000000002 ,445,479.2400000003 0 ,445,479.2400000003 Europe Logistics Venture Prologis Japan Fund 1 ,783,509 ,112,122 7,056 0.2 ,156,701.80000000002 22,424.400000000001 1,411.2 ,180,537.40000000002 Prologis China Logistics Venture 1 ,106,000 0.15 0 15,900 15,900 7,058,133 ,426,947 17,345 -4,376 0.312 1,812,325.4958000001 92,310.6 4,894.576000000001 -1,204.2752 1,908,325.8782000002 6766429 442545 32751 ,291,704 ,-15,598 ,-19,782 1 Debt as a percentage of gross real estate assets: 2011 2010 Debt Gross RE % Debt Gross RE % Consolidated #REF! #REF! #REF! 6,555,782 13,181,785 0.49733643812275802 Unconsolidated #REF! #REF! #REF! 2,333,795.111 5,296,218.8149999995 0.44065307581140795 Cash -,636,315 Total #REF! #REF! #REF! 8,889,577.1109999996 18,478,003.814999998 0.48108968912451761 PY Total Debt 6,506,029 ,705,396 0.5 ,352,698 PY premium ,-16,988 ,377,468 0.41299999999999998 ,155,894.28399999999 PY discount 59,297 0 0.2 0 PY discount 7,444 ,184,512 0.2 36,902.400000000001 6,555,782 2,988,944 0.23100000000000001 ,690,446.6400000001 2,169,772 0.37 ,802,815.64 1,760,459 0.2 ,352,091.80000000005 ,582,112 0.2 ,116,422.40000000001 4,208,646 0.33100000000000002 1,393,061.8260000001 4,433,989 0.309 1,370,102.601 ,128,919 0.2 25,783.800000000003 17,540,217 5,296,218.8149999995 2 Debt/EBITDA - see calculation in the footnotes 3 Debt/EBITDA - secured debt as a percetage of gross real estate assets 2011 2010 Secured Debt Gross RE % Secured Debt Gross RE % Consolidated #REF! #REF! #REF! 1,232,741 13,181,785 9.3518518167304346E-2 Unconsolidated #REF! #REF! #REF! 2,020,670.3439999998 5,296,218.8149999995 0.38153075138758219 Total #REF! #REF! #REF! 3,253,411.3439999996 18,478,003.814999998 0.17606941618655575 ,310,000 0.5 ,155,000 PY Secured debt 1,249,729 ,180,000 0.41299999999999998 74,340 PY premium ,-16,988 0 0.2 0 1,232,741 1,709 0.2 341.8 1,244,165 0.23100000000000001 ,287,402.11499999999 1,236,592 0.37 ,457,539.4 1,018,213 0.2 ,203,642.6 ,214,149 0.2 42,829.8 1,068,980 0.33100000000000002 ,353,832.38 1,410,701 0.309 ,435,906.609 49,180 0.2 9,836 6,733,689 2,020,670.3439999998 4 Debt/EBITDA - Unencumbered gross real estate assets to unsecured debt 2011 2010 Unsecured Debt Unencumbered Gross RE % Unsecured Debt Unencumbered Gross RE % Consolidated #REF! #REF! #REF! 5,323,041 9,472,303 1.7794908962752682 Unconsolidated #REF! #REF! #REF! ,313,124.76700000023 1,531,364.8149999995 4.8905898746744567 Total #REF! #REF! #REF! 5,636,165.767 11,003,667.814999999 1.9523321828869835 1,542,362 < SP-22 #REF! #REF! 92,484 #REF! Global Line Covenant Actual Maximum consolidated leverage to total asset value <60% 0.33 Fixed charge coverage ratio >1.5x 2.61x Unencumbered debt service coverage ratio >1.5x 4.01x Maximum secured debt to total asset value <35% 9.3% Minimum net worth >$10.0 billion $14.5 billion Debt Metrics (B) 2015 2015 Third Quarter Second Quarter Debt as % of gross real estate assets 0.39704929872343375 0.40200000000000002 Debt as % of gross market capitalization 0.37848678575869171 0.39200000000000002 Secured debt as % of gross real estate assets 8.976729077459028 8.7% Unencumbered gross real estate assets to unsecured debt 2.4833765484127728 2.4420000000000002 Fixed charge coverage ratio 4.41x 4.19x Fixed charge coverage ratio, excluding development gains (C) 3.84x 3.70x Debt/Adjusted EBITDA 6.34x 6.80x Debt/Adjusted EBITDA, excluding development gains (C) 7.28x 7.64x Investment Ratings at September 30, 2015 (D) Moody's Baa1 (Outlook Stable) Standard & Poor's BBB+ (Outlook Stable) 1 PLD Share Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Our share of debt ofuncons investees 2010 Our share of debt ofuncons investees ProLogis California 0.5 0 0 ProLogis California ,310,000 0.5 ,155,000 ProLogis North American Properties Fund I ,108,296 0.41299999999999998 44,726.248 44,726.248 ProLogis North American Properties Fund I ,180,000 0.41299999999999998 74,340 ProLogis North American Properties Funds VI-VX 0 0.0% 0 ProLogis North American Properties Funds VI-VX 0.2 0 ProLogis North American Properties Fund XI 865 10 0.2 173 2 175 ProLogis North American Properties Fund XI 1,709 0.2 341.8 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 0 ,287,402.11499999999 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 ProLogis North American Industrial Fund II 0.36980000000000002 0 0 0 0 ProLogis North American Industrial Fund II 1,236,593 0.37 ,457,539.41 ProLogis North American Industrial Fund III ,927,866 -1,250 0.2 ,185,573.2 0 -,250 ,185,323.2 ProLogis North American Industrial Fund III 1,018,213 0.2 ,203,642.6 US Logistics Fund 1,479,739 ,150,000 93 -4,376 0.2752 ,407,224.1728 41,280 25.593599999999999 -1,204.2752 ,447,325.49120000005 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 42,829.8 PEPR 2,066,119 0.33100000000000002 ,683,885.38900000008 SGP Mexico ,159,130 58,825 0.216 34,372.80000000002 12,706.2 0 47,078.28 ProLogis European Properties Fund II 1,410,701 0.29699999999999999 ,418,978.19699999999 Brazil 0 Korea 49,179 0.2 9,835.8000000000011 ProLogis Targeted Europe Logistics Fund ,641,494 11,436 0.32400000000000001 ,207,844.5600000001 0 3,705.2640000000001 ,211,549.32 7,730,828 0.29299999999999998 2,333,795.111 ProLogis European Properties Fund II 1,498,920 0.29720000000000002 ,445,479.2400000003 0 ,445,479.2400000003 Europe Logistics Venture Prologis Japan Fund 1 ,783,509 ,112,122 7,056 0.2 ,156,701.80000000002 22,424.400000000001 1,411.2 ,180,537.40000000002 Prologis China Logistics Venture 1 ,106,000 0.15 0 15,900 15,900 7,058,133 ,426,947 17,345 -4,376 0.312 1,812,325.4958000001 92,310.6 4,894.576000000001 -1,204.2752 1,908,325.8782000002 6766429 442545 32751 ,291,704 ,-15,598 ,-19,782 1 Debt as a percentage of gross real estate assets: 2011 2010 Debt Gross RE % Debt Gross RE % Consolidated #REF! #REF! #REF! 6,555,782 13,181,785 0.49733643812275802 Unconsolidated #REF! #REF! #REF! 2,333,795.111 5,296,218.8149999995 0.44065307581140795 Cash -,636,315 Total #REF! #REF! #REF! 8,889,577.1109999996 18,478,003.814999998 0.48108968912451761 PY Total Debt 6,506,029 ,705,396 0.5 ,352,698 PY premium ,-16,988 ,377,468 0.41299999999999998 ,155,894.28399999999 PY discount 59,297 0 0.2 0 PY discount 7,444 ,184,512 0.2 36,902.400000000001 6,555,782 2,988,944 0.23100000000000001 ,690,446.6400000001 2,169,772 0.37 ,802,815.64 1,760,459 0.2 ,352,091.80000000005 ,582,112 0.2 ,116,422.40000000001 4,208,646 0.33100000000000002 1,393,061.8260000001 4,433,989 0.309 1,370,102.601 ,128,919 0.2 25,783.800000000003 17,540,217 5,296,218.8149999995 2 Debt/EBITDA - see calculation in the footnotes 3 Debt/EBITDA - secured debt as a percetage of gross real estate assets 2011 2010 Secured Debt Gross RE % Secured Debt Gross RE % Consolidated #REF! #REF! #REF! 1,232,741 13,181,785 9.3518518167304346E-2 Unconsolidated #REF! #REF! #REF! 2,020,670.3439999998 5,296,218.8149999995 0.38153075138758219 Total #REF! #REF! #REF! 3,253,411.3439999996 18,478,003.814999998 0.17606941618655575 ,310,000 0.5 ,155,000 PY Secured debt 1,249,729 ,180,000 0.41299999999999998 74,340 PY premium ,-16,988 0 0.2 0 1,232,741 1,709 0.2 341.8 1,244,165 0.23100000000000001 ,287,402.11499999999 1,236,592 0.37 ,457,539.4 1,018,213 0.2 ,203,642.6 ,214,149 0.2 42,829.8 1,068,980 0.33100000000000002 ,353,832.38 1,410,701 0.309 ,435,906.609 49,180 0.2 9,836 6,733,689 2,020,670.3439999998 4 Debt/EBITDA - Unencumbered gross real estate assets to unsecured debt 2011 2010 Unsecured Debt Unencumbered Gross RE % Unsecured Debt Unencumbered Gross RE % Consolidated #REF! #REF! #REF! 5,323,041 9,472,303 1.7794908962752682 Unconsolidated #REF! #REF! #REF! ,313,124.76700000023 1,531,364.8149999995 4.8905898746744567 Total #REF! #REF! #REF! 5,636,165.767 11,003,667.814999999 1.9523321828869835 1,542,362 < SP-22 #REF! #REF! 92,484 #REF! Global Line Covenant Actual Maximum consolidated leverage to total asset value <60% 0.33 Fixed charge coverage ratio >1.5x 2.61x Unencumbered debt service coverage ratio >1.5x 4.01x Maximum secured debt to total asset value <35% 9.3% Minimum net worth >$10.0 billion $14.5 billion Debt Metrics (B) 2015 2015 Third Quarter Second Quarter Debt as % of gross real estate assets 0.39704929872343375 0.40200000000000002 Debt as % of gross market capitalization 0.37848678575869171 0.39200000000000002 Secured debt as % of gross real estate assets 8.976729077459028 8.7% Unencumbered gross real estate assets to unsecured debt 2.4833765484127728 2.4420000000000002 Fixed charge coverage ratio 4.41x 4.19x Fixed charge coverage ratio, excluding development gains (C) 3.84x 3.70x Debt/Adjusted EBITDA 6.34x 6.80x Debt/Adjusted EBITDA, excluding development gains (C) 7.28x 7.64x Investment Ratings at September 30, 2015 (D) Moody's Baa1 (Outlook Stable) Standard & Poor's BBB+ (Outlook Stable)

Capitalization Debt Summary The maturity of outstanding balances for our global credit facilities , certain term loan debt (Prologis share $1.6 billion) and certain unconsolidated entity debt (Prologis share $218.7 million) is reflected at the extended maturity date if the extension is at the entity’s option. Interest rate is based on the effective rate (which includes the amortization of related premiums and discounts) assuming the net premiums (discounts) associated with the respective debt were included in the maturities by year. We hedge the net assets of certain international subsidiaries using foreign currency forward contracts, including those that are accounted for as net investment hedges, to economically reduce our exposure to fluctuations in foreign currency rates. The effect is to essentially exchange US dollar denominated debt into foreign currency denominated debt as reflected in the table under Investment Hedges. See also page 31 for our net equity exposure by currency. Interest rate is based on the effective rate and weighted based on borrowings outstanding. (dollars in millions) 32 Prologis Unsecured Prologis Share Senior Credit Facilities (A) Other (A) Secured Mortgage Total Consolidated Entities Total Consolidated Unconsolidated Entities (A) Total ($) % Maturing Wtd. Avg. Interest Rate (B) Maturity 2013 0 0 0 $0 $0 $0 $0 $0 $0 $0 0.0% 2.7% 2015 0 0 0 $15 $15 $3 $18 $242 $260 $55 0.4 2.5% 2016 0 0 1 199 200 455 655 894 1,549 792 6.1 3.6% 2017 377 0 1,001 6 1,384 516 1,900 324 2,224 1,820 14 2.5% 2018 262 208 1 112 583 403 986 1,279 2,265 1,152 8.9 3.6% 2019 693 0 563 285 1,541 143 1,684 817 2,501 1,868 14.4 3.5% 2020 1,040 0 1 6 1,047 252 1,299 825 2,124 1,421 10.9 3.2% 2021 1,284 0 341 11 1,636 1 1,637 946 2,583 1,891 14.5 2.3% 2022 784 0 542 7 1,333 1 1,334 724 2,058 1,532 11.8 2.5% 2023 850 0 1 7 858 1 859 119 978 878 6.8 4.2% 2024 784 0 1 129 914 1 915 27 942 920 7.1 3.9600000000000003 2025 0 0 1 0 1 1 2 335 337 108 0.8 1.9% Thereafter 560 0 6 0 566 2 568 0 568 566 4.3000000000000007 3.3% Subtotal 6,634 208 2,459 777 10,078 1,779 11,857 6,532 18,389 13,003 99.999999999999972 Unamortized net premiums (discounts) -12 0 0 8 -4 81 77 26 103 58 Subtotal 6,622 208 2,459 785 10,074 1,860 11,934 6,558 18,492 $13,061 0.03 Third party share of debt 0 0 0 0 0 -,712 -,712 -4,719 -5,431 Prologis share of debt $6,622 $208 $2,459 $785 $10,074 $1,148 $11,222 $1,839 $13,061 Prologis share of debt by local currency (C) Total Investment Hedges (C) Total Prologis Share Dollars $2,975 $197 $1,578 $732 $5,482 $0 $1,146 $6,628 $742 $7,370 -,653 $6,717 Euro 3,563 0 0 12 3,575 2 3,577 652 4229 151 4380 GBP 0 0 0 0 0 0 0 227 227 466 693 Yen 84 11 881 40 1,016 0 1,016 204 1220 26 1246 Other 0 - 0 1 1 - 1 14 15 10 25 Prologis share of debt $6,622 $208 $2,459 $785 $10,074 $1,148 $11,222 $1,839 $13,061 0 $13,061 Weighted average GAAP interest rate (D) 3.3% 1.2% 1.4% 6.4% 3.5% 2.7% 3.0099999999999998 3.2% 2.9899999999999999 3.3% Weighted average remaining maturity in years 6.06 2.77 3.86 3.93 5.29 2.39 5.01 4.0199999999999996 4.87 Prologis Unsecured Prologis Share Senior Credit Facilities (A) Other (A) Secured Mortgage Total Consolidated Entities Total Consolidated Unconsolidated Entities (A) Total ($) % Maturing Wtd. Avg. Interest Rate (B) Maturity 2013 0 0 0 $0 $0 $0 $0 $0 $0 $0 0.0% 2.7% 2015 0 0 0 $15 $15 $3 $18 $242 $260 $55 0.4 2.5% 2016 0 0 1 199 200 455 655 894 1,549 792 6.1 3.6% 2017 377 0 1,001 6 1,384 516 1,900 324 2,224 1,820 14 2.5% 2018 262 208 1 112 583 403 986 1,279 2,265 1,152 8.9 3.6% 2019 693 0 563 285 1,541 143 1,684 817 2,501 1,868 14.4 3.5% 2020 1,040 0 1 6 1,047 252 1,299 825 2,124 1,421 10.9 3.2% 2021 1,284 0 341 11 1,636 1 1,637 946 2,583 1,891 14.5 2.3% 2022 784 0 542 7 1,333 1 1,334 724 2,058 1,532 11.8 2.5% 2023 850 0 1 7 858 1 859 119 978 878 6.8 4.2% 2024 784 0 1 129 914 1 915 27 942 920 7.1 3.9600000000000003 2025 0 0 1 0 1 1 2 335 337 108 0.8 1.9% Thereafter 560 0 6 0 566 2 568 0 568 566 4.3000000000000007 3.3% Subtotal 6,634 208 2,459 777 10,078 1,779 11,857 6,532 18,389 13,003 99.999999999999972 Unamortized net premiums (discounts) -12 0 0 8 -4 81 77 26 103 58 Subtotal 6,622 208 2,459 785 10,074 1,860 11,934 6,558 18,492 $13,061 0.03 Third party share of debt 0 0 0 0 0 -,712 -,712 -4,719 -5,431 Prologis share of debt $6,622 $208 $2,459 $785 $10,074 $1,148 $11,222 $1,839 $13,061 Prologis share of debt by local currency (C) Total Investment Hedges (C) Total Prologis Share Dollars $2,975 $197 $1,578 $732 $5,482 $0 $1,146 $6,628 $742 $7,370 -,653 $6,717 Euro 3,563 0 0 12 3,575 2 3,577 652 4229 151 4380 GBP 0 0 0 0 0 0 0 227 227 466 693 Yen 84 11 881 40 1,016 0 1,016 204 1220 26 1246 Other 0 - 0 1 1 - 1 14 15 10 25 Prologis share of debt $6,622 $208 $2,459 $785 $10,074 $1,148 $11,222 $1,839 $13,061 0 $13,061 Weighted average GAAP interest rate (D) 3.3% 1.2% 1.4% 6.4% 3.5% 2.7% 3.0099999999999998 3.2% 2.9899999999999999 3.3% Weighted average remaining maturity in years 6.06 2.77 3.86 3.93 5.29 2.39 5.01 4.0199999999999996 4.87 Prologis Share of Debt Wtd Avg Dividend Redemption Near Term Maturities Interest Rate Series Rate Value Liquidity Q4 2015 $55 2.5% Series Q 8.5% 100 Aggregate lender commitments- GLOC and revolver $2,682 Q1 2016 88 3.5% 8.5% $100 Less: Q2 2016 372 4.3% Borrowings outstanding 208 Q3 2016 62 4.9599999999999998 Outstanding letters of credit 31 Total next 12 months $577 4.5% Current availability- credit facilities $2,443 Term loans net availability 0 Unrestricted cash - Prologis share of consolidated 261 Total liquidity $2,704 Prologis Share of Debt Wtd Avg Dividend Redemption Near Term Maturities Interest Rate Series Rate Value Liquidity Q4 2015 $55 2.5% Series Q 8.5% 100 Aggregate lender commitments- GLOC and revolver $2,682 Q1 2016 88 3.5% 8.5% $100 Less: Q2 2016 372 4.3% Borrowings outstanding 208 Q3 2016 62 4.9599999999999998 Outstanding letters of credit 31 Total next 12 months $577 4.5% Current availability- credit facilities $2,443 Term loans net availability 0 Unrestricted cash - Prologis share of consolidated 261 Total liquidity $2,704

Capitalization Debt Covenants and Other Metrics These calculations are made in accordance with the respective debt agreements, may be different than other covenants or metrics presented and are not calculated in accordance with the applicable SEC rules. Please refer to the respective agreements for full financial covenant descriptions and calculation methods. These covenants are calculated in accordance with the Indenture dated June 8, 2011 and its supplemental indentures, including the Fifth Supplemental Indenture dated August 15, 2013. Consolidated other investments in real estate includes other real estate investments, assets held for sale, notes receivable backed by real estate and investments in other unconsolidated joint ventures. (dollars in thousands) 33 1 PLD Share Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Our share of debt ofuncons investees 2010 Our share of debt ofuncons investees ProLogis California 0.5 0 0 ProLogis California ,310,000 0.5 ,155,000 ProLogis North American Properties Fund I ,108,296 0.41299999999999998 44,726.248 44,726.248 ProLogis North American Properties Fund I ,180,000 0.41299999999999998 74,340 ProLogis North American Properties Funds VI-VX 0 0.0% 0 ProLogis North American Properties Funds VI-VX 0.2 0 ProLogis North American Properties Fund XI 865 10 0.2 173 2 175 ProLogis North American Properties Fund XI 1,709 0.2 341.8 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 0 ,287,402.11499999999 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 ProLogis North American Industrial Fund II 0.36980000000000002 0 0 0 0 ProLogis North American Industrial Fund II 1,236,593 0.37 ,457,539.41 ProLogis North American Industrial Fund III ,927,866 -1,250 0.2 ,185,573.2 0 -,250 ,185,323.2 ProLogis North American Industrial Fund III 1,018,213 0.2 ,203,642.6 US Logistics Fund 1,479,739 ,150,000 93 -4,376 0.2752 ,407,224.1728 41,280 25.593599999999999 -1,204.2752 ,447,325.49120000005 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 42,829.8 PEPR 2,066,119 0.33100000000000002 ,683,885.38900000008 SGP Mexico ,159,130 58,825 0.216 34,372.80000000002 12,706.2 0 47,078.28 ProLogis European Properties Fund II 1,410,701 0.29699999999999999 ,418,978.19699999999 Brazil 0 Korea 49,179 0.2 9,835.8000000000011 ProLogis Targeted Europe Logistics Fund ,641,494 11,436 0.32400000000000001 ,207,844.5600000001 0 3,705.2640000000001 ,211,549.32 7,730,828 0.29299999999999998 2,333,795.111 ProLogis European Properties Fund II 1,498,920 0.29720000000000002 ,445,479.2400000003 0 ,445,479.2400000003 Europe Logistics Venture Prologis Japan Fund 1 ,783,509 ,112,122 7,056 0.2 ,156,701.80000000002 22,424.400000000001 1,411.2 ,180,537.40000000002 Prologis China Logistics Venture 1 ,106,000 0.15 0 15,900 15,900 7,058,133 ,426,947 17,345 -4,376 0.312 1,812,325.4958000001 92,310.6 4,894.576000000001 -1,204.2752 1,908,325.8782000002 6766429 442545 32751 ,291,704 ,-15,598 ,-19,782 1 Debt as a percentage of gross real estate assets: 2011 2010 Debt Gross RE % Debt Gross RE % Consolidated 11,857,141 28,046,136 0.42277271279009698 6,555,782 13,181,785 0.49733643812275802 Unconsolidated 1,827,994 7,486,325.522999996 0.2441777490597194 2,333,795.111 5,296,218.8149999995 0.44065307581140795 Cash -,636,315 Total 13,048,820 35,532,461.52299999 0.36723659475186721 8,889,577.1109999996 18,478,003.814999998 0.48108968912451761 PY Total Debt 6,506,029 ,705,396 0.5 ,352,698 PY premium ,-16,988 ,377,468 0.41299999999999998 ,155,894.28399999999 PY discount 59,297 0 0.2 0 PY discount 7,444 ,184,512 0.2 36,902.400000000001 6,555,782 2,988,944 0.23100000000000001 ,690,446.6400000001 2,169,772 0.37 ,802,815.64 1,760,459 0.2 ,352,091.80000000005 ,582,112 0.2 ,116,422.40000000001 4,208,646 0.33100000000000002 1,393,061.8260000001 4,433,989 0.309 1,370,102.601 ,128,919 0.2 25,783.800000000003 17,540,217 5,296,218.8149999995 2 Debt/EBITDA - see calculation in the footnotes 3 Debt/EBITDA - secured debt as a percetage of gross real estate assets 2011 2010 Secured Debt Gross RE % Secured Debt Gross RE % Consolidated 2,556,347 28,046,136 9.1147921410635671E-2 1,232,741 13,181,785 9.3518518167304346E-2 Unconsolidated ,967,544 7,486,325.522999996 0.12924151612983256 2,020,670.3439999998 5,296,218.8149999995 0.38153075138758219 Total 3,523,891 35,532,461.52299999 9.9173851054482481E-2 3,253,411.3439999996 18,478,003.814999998 0.17606941618655575 ,310,000 0.5 ,155,000 PY Secured debt 1,249,729 ,180,000 0.41299999999999998 74,340 PY premium ,-16,988 0 0.2 0 1,232,741 1,709 0.2 341.8 1,244,165 0.23100000000000001 ,287,402.11499999999 1,236,592 0.37 ,457,539.4 1,018,213 0.2 ,203,642.6 ,214,149 0.2 42,829.8 1,068,980 0.33100000000000002 ,353,832.38 1,410,701 0.309 ,435,906.609 49,180 0.2 9,836 6,733,689 2,020,670.3439999998 4 Debt/EBITDA - Unencumbered gross real estate assets to unsecured debt 2011 2010 Unsecured Debt Unencumbered Gross RE % Unsecured Debt Unencumbered Gross RE % Consolidated 9,300,794 22,575,098 2.4272226650756914 5,323,041 9,472,303 1.7794908962752682 Unconsolidated ,860,450 5,288,851.522999996 6.1466105552908354 ,313,124.76700000023 1,531,364.8149999995 4.8905898746744567 Total 10,161,244 27,863,949.52299999 2.7421789155245162 5,636,165.767 11,003,667.814999999 1.9523321828869835 0 < SP-24 1542362 0 1585251 0 42889 0 92484 0 135373 Covenants as of September 30, 2015 (A) Indenture (B) Global Line Covenant Actual Covenant Actual Leverage ratio <60% 0.34899999999999998 <60% 0.35 Fixed charge coverage ratio >1.5x 5.25x >1.5x 4.87x Secured debt leverage ratio <40% 7.5% <40% 7.7% Unencumbered asset to unsecured debt ratio >150% 2.5510000000000002 N/A N/A Unencumbered debt service coverage ratio N/A N/A >150% 7.0570000000000004 Encumbrances as of September 30, 2015 Unencumbered Encumbered Total Consolidated operating properties $18,062,494 $5,436,692 $23,499,186 Consolidated development portfolio and land 3,123,784 21,021 3,144,805 Development portfolio 18,062,494 Land 18,062,494 Consolidated other investments in real estate (C) 1,388,820 13,325 1,402,145 Other real estate investments ,608,354 17,013 ,625,367 Notes receivable backed by real estate 0 ,369,382 ,369,382 Assets held for sale ,195,132 2,368 ,197,500 Total consolidated 22,575,098 5,471,038 28,046,136 Less: third party share of investments in real estate 2,629,754 1,237,075 3,866,829 Total consolidated - Prologis share 19,945,344 4,233,963 24,179,307 Unconsolidated operating properties - Prologis share 5,110,104 2,188,877 7,298,981 Unconsolidated development portfolio and land - Prologis share ,178,747.5230000004 8,597 ,187,344.5230000004 Gross real estate assets - Prologis share $25,234,195.52299999 $6,431,437 $31,665,632.52299999 Secured and Unsecured Debt as of September 30, 2015 Unsecured Secured Debt Mortgage Debt Total Prologis debt $9,300,794 $,777,056 $10,077,850 Consolidated entities debt 0 1,779,291 1,779,291 Our share of unconsolidated entities debt ,860,450 ,967,544 1,827,994 Total debt - at par 10,161,244 3,523,891 13,685,135 Less: third party share of consolidated debt 0 -,681,353 -,681,353 Total Prologis share of debt - at par 10,161,244 2,842,538 13,003,782 Premium (discount) - consolidated ,-11,880 89,094 77,214 Less: third party share of consolidated debt discount (premium) 0 ,-30,252 ,-30,252 Our share of premium (discount) - unconsolidated 0 10,730 10,730 Total Prologis share of debt, net of premium (discount) $10,149,364 $2,912,110 $13,061,474 1 PLD Share Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Our share of debt ofuncons investees 2010 Our share of debt ofuncons investees ProLogis California 0.5 0 0 ProLogis California ,310,000 0.5 ,155,000 ProLogis North American Properties Fund I ,108,296 0.41299999999999998 44,726.248 44,726.248 ProLogis North American Properties Fund I ,180,000 0.41299999999999998 74,340 ProLogis North American Properties Funds VI-VX 0 0.0% 0 ProLogis North American Properties Funds VI-VX 0.2 0 ProLogis North American Properties Fund XI 865 10 0.2 173 2 175 ProLogis North American Properties Fund XI 1,709 0.2 341.8 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 0 ,287,402.11499999999 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 ProLogis North American Industrial Fund II 0.36980000000000002 0 0 0 0 ProLogis North American Industrial Fund II 1,236,593 0.37 ,457,539.41 ProLogis North American Industrial Fund III ,927,866 -1,250 0.2 ,185,573.2 0 -,250 ,185,323.2 ProLogis North American Industrial Fund III 1,018,213 0.2 ,203,642.6 US Logistics Fund 1,479,739 ,150,000 93 -4,376 0.2752 ,407,224.1728 41,280 25.593599999999999 -1,204.2752 ,447,325.49120000005 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 42,829.8 PEPR 2,066,119 0.33100000000000002 ,683,885.38900000008 SGP Mexico ,159,130 58,825 0.216 34,372.80000000002 12,706.2 0 47,078.28 ProLogis European Properties Fund II 1,410,701 0.29699999999999999 ,418,978.19699999999 Brazil 0 Korea 49,179 0.2 9,835.8000000000011 ProLogis Targeted Europe Logistics Fund ,641,494 11,436 0.32400000000000001 ,207,844.5600000001 0 3,705.2640000000001 ,211,549.32 7,730,828 0.29299999999999998 2,333,795.111 ProLogis European Properties Fund II 1,498,920 0.29720000000000002 ,445,479.2400000003 0 ,445,479.2400000003 Europe Logistics Venture Prologis Japan Fund 1 ,783,509 ,112,122 7,056 0.2 ,156,701.80000000002 22,424.400000000001 1,411.2 ,180,537.40000000002 Prologis China Logistics Venture 1 ,106,000 0.15 0 15,900 15,900 7,058,133 ,426,947 17,345 -4,376 0.312 1,812,325.4958000001 92,310.6 4,894.576000000001 -1,204.2752 1,908,325.8782000002 6766429 442545 32751 ,291,704 ,-15,598 ,-19,782 1 Debt as a percentage of gross real estate assets: 2011 2010 Debt Gross RE % Debt Gross RE % Consolidated 11,857,141 28,046,136 0.42277271279009698 6,555,782 13,181,785 0.49733643812275802 Unconsolidated 1,827,994 7,486,325.522999996 0.2441777490597194 2,333,795.111 5,296,218.8149999995 0.44065307581140795 Cash -,636,315 Total 13,048,820 35,532,461.52299999 0.36723659475186721 8,889,577.1109999996 18,478,003.814999998 0.48108968912451761 PY Total Debt 6,506,029 ,705,396 0.5 ,352,698 PY premium ,-16,988 ,377,468 0.41299999999999998 ,155,894.28399999999 PY discount 59,297 0 0.2 0 PY discount 7,444 ,184,512 0.2 36,902.400000000001 6,555,782 2,988,944 0.23100000000000001 ,690,446.6400000001 2,169,772 0.37 ,802,815.64 1,760,459 0.2 ,352,091.80000000005 ,582,112 0.2 ,116,422.40000000001 4,208,646 0.33100000000000002 1,393,061.8260000001 4,433,989 0.309 1,370,102.601 ,128,919 0.2 25,783.800000000003 17,540,217 5,296,218.8149999995 2 Debt/EBITDA - see calculation in the footnotes 3 Debt/EBITDA - secured debt as a percetage of gross real estate assets 2011 2010 Secured Debt Gross RE % Secured Debt Gross RE % Consolidated 2,556,347 28,046,136 9.1147921410635671E-2 1,232,741 13,181,785 9.3518518167304346E-2 Unconsolidated ,967,544 7,486,325.522999996 0.12924151612983256 2,020,670.3439999998 5,296,218.8149999995 0.38153075138758219 Total 3,523,891 35,532,461.52299999 9.9173851054482481E-2 3,253,411.3439999996 18,478,003.814999998 0.17606941618655575 ,310,000 0.5 ,155,000 PY Secured debt 1,249,729 ,180,000 0.41299999999999998 74,340 PY premium ,-16,988 0 0.2 0 1,232,741 1,709 0.2 341.8 1,244,165 0.23100000000000001 ,287,402.11499999999 1,236,592 0.37 ,457,539.4 1,018,213 0.2 ,203,642.6 ,214,149 0.2 42,829.8 1,068,980 0.33100000000000002 ,353,832.38 1,410,701 0.309 ,435,906.609 49,180 0.2 9,836 6,733,689 2,020,670.3439999998 4 Debt/EBITDA - Unencumbered gross real estate assets to unsecured debt 2011 2010 Unsecured Debt Unencumbered Gross RE % Unsecured Debt Unencumbered Gross RE % Consolidated 9,300,794 22,575,098 2.4272226650756914 5,323,041 9,472,303 1.7794908962752682 Unconsolidated ,860,450 5,288,851.522999996 6.1466105552908354 ,313,124.76700000023 1,531,364.8149999995 4.8905898746744567 Total 10,161,244 27,863,949.52299999 2.7421789155245162 5,636,165.767 11,003,667.814999999 1.9523321828869835 0 < SP-24 1542362 0 1585251 0 42889 0 92484 0 135373 Covenants as of September 30, 2015 (A) Indenture (B) Global Line Covenant Actual Covenant Actual Leverage ratio <60% 0.34899999999999998 <60% 0.35 Fixed charge coverage ratio >1.5x 5.25x >1.5x 4.87x Secured debt leverage ratio <40% 7.5% <40% 7.7% Unencumbered asset to unsecured debt ratio >150% 2.5510000000000002 N/A N/A Unencumbered debt service coverage ratio N/A N/A >150% 7.0570000000000004 Encumbrances as of September 30, 2015 Unencumbered Encumbered Total Consolidated operating properties $18,062,494 $5,436,692 $23,499,186 Consolidated development portfolio and land 3,123,784 21,021 3,144,805 Development portfolio 18,062,494 Land 18,062,494 Consolidated other investments in real estate (C) 1,388,820 13,325 1,402,145 Other real estate investments ,608,354 17,013 ,625,367 Notes receivable backed by real estate 0 ,369,382 ,369,382 Assets held for sale ,195,132 2,368 ,197,500 Total consolidated 22,575,098 5,471,038 28,046,136 Less: third party share of investments in real estate 2,629,754 1,237,075 3,866,829 Total consolidated - Prologis share 19,945,344 4,233,963 24,179,307 Unconsolidated operating properties - Prologis share 5,110,104 2,188,877 7,298,981 Unconsolidated development portfolio and land - Prologis share ,178,747.5230000004 8,597 ,187,344.5230000004 Gross real estate assets - Prologis share $25,234,195.52299999 $6,431,437 $31,665,632.52299999 Secured and Unsecured Debt as of September 30, 2015 Unsecured Secured Debt Mortgage Debt Total Prologis debt $9,300,794 $,777,056 $10,077,850 Consolidated entities debt 0 1,779,291 1,779,291 Our share of unconsolidated entities debt ,860,450 ,967,544 1,827,994 Total debt - at par 10,161,244 3,523,891 13,685,135 Less: third party share of consolidated debt 0 -,681,353 -,681,353 Total Prologis share of debt - at par 10,161,244 2,842,538 13,003,782 Premium (discount) - consolidated ,-11,880 89,094 77,214 Less: third party share of consolidated debt discount (premium) 0 ,-30,252 ,-30,252 Our share of premium (discount) - unconsolidated 0 10,730 10,730 Total Prologis share of debt, net of premium (discount) $10,149,364 $2,912,110 $13,061,474

Net Asset Value Components (in thousands, except for percentages and per square foot) 34 Consolidated Statements of Funds From Operations (FFO) (in thousands, except per share amounts) QTD YTD Period end Period end CY PY CY PY Revenues: Rental income $ 297629 $ 230249 $ 513001 $ 461167 Property management and other fees and incentives 32311 28307 61481 56969 CDFS disposition proceeds 0 0 0 Development management and other income 8920 2634 13239 3710 Total revenues 338860 261190 587721 521846 Expenses: Rental expenses 81128 65395 147815 133281 Investment management expenses 11596 9931 22148 20250 General and administrative 51840 38921 91023 80927 Merger integration expense 101992 0 105799 0 Reduction in workforce 1060 0 3241 0 Impairment of real estate properties 2659 367 2659 367 Depreciation of corporate assets 3127 3106 6736 6501 Other expenses 5587 4649 10271 8916 Total expenses 258989 122369 389692 250242 Operating FFO 79871 138821 198029 271604 Other income (expense): FFO from unconsolidated property funds 49704 44508 98399 82176 Interest income 4667 0 9103 0 Interest expense -113059 -118920 -203621 -228899 Impairment of goodwill and other assets -103823 0 -103823 0 Other expense, net 610 -1370 -6405 -1542 Net gains on dispositions of real estate properties 106752 10756 109320 21102 Foreign currency exchange gains (losses), net 32 232 -229 711 Gain (loss) in early extinguishment of debt, net 0 975 0 -46658 Current income tax expense: Income tax on dispositions 0 0 -1916 -851 Income tax expense - other -6311 -598 -11816 -9500 Net gain related to disposed assets - China operations 0 0 0 0 Total other income (expense) -61428 -64417 -110988 -183461 FFO 18443 74404 87041 88143 Less preferred share dividends 7642 6369 14011 12738 Net earnings attributable to noncontrolling interests 2606 191 2689 444 FFO attributable to common shares, including significant non cash items $ 8195 67844 70341 74961 Adjustments for significant non-cash items (page 2.4) 106443 3246 106443 19054 FFO attributable to common shares, excluding significant non cash items $ 114638 $ 71090 $ 176784 $ 94015 Adjustments for items that affect comparability including gains and related taxes(page 2.4) 226 -523 226 38384 FFO, excluding items that affect comparability including gains and related taxes $ 114864 $ 70567 $ 177010 $ 132399 Adjustments for items that affect comparability including gains and related taxes(page 2.4) 3225 -9905 8561 -20251 FFO, excluding items that affect comparability 118089 60662 185571 112148 Weighted average common shares outstanding - Basic 307756 212840 281384 212441 Weighted average common shares outstanding - Diluted 308506 214124 282900 213800 FFO per share attributable to common shares, including significant non cash items Basic 0.03 0.32 0.25 0.35 Diluted (page 2.5) $ 0.03 $ 0.32 $ 0.25 $ 0.35 FFO per share attributable to common shares, excluding significant non cash items Basic 0.37 0.33 0.63 0.44 Diluted (page 2.5) $ 0.35 $ 0.28000000000000003 $ 0.65 $ 0.53 Operating Square Feet Gross Book Value GBV per Sq Ft First Quarter NOI (Actual) Third Quarter Adjusted Cash NOI (Actual) Second Quarter NOI (Pro Forma) Third Quarter Adjusted Cash NOI (Pro Forma) Annualized Adjusted Cash NOI Percent Occupied CONSOLIDATED OPERATING PORTFOLIO (Prologis Share) Prologis interest in consolidated operating portfolio Americas ,277,328 $18,996,108 $68.496898978826522 $ ,217,017 $,294,955 $ ,217,017 $,294,955 $1,179,820 0.96330935943772633 Europe 8,852 ,510,086 57.623813827383643 89,770 8,645 89,770 8,645 34,580 0.8639000571879164 Asia 5,646 ,500,551 88.65586255756287 43,401 6,237 43,401 6,237 24,948 0.91218771973559698 Pro forma adjustment for mid-quarter acquisitions/development completions 483 3,078.261707496229 12,312.104682998492 Prologis share of consolidated operating portfolio ,291,826 $20,006,745 $68.557102519994785 $ #REF! $,309,837 #REF! $,312,915.2617074962 $1,251,660.1046829985 0.95930482560165509 UNCONSOLIDATED OPERATING PORTFOLIO (Prologis Share) Prologis interest in unconsolidated operating portfolio Americas 26,938 $1,921,021 $71.312680971118866 $ 31,045 $33,987 $ 31,045 $33,987 $,135,948 0.9680544840867279 Europe 61,835 4,748,216 76.788485485566426 27,922 77,168.719599999997 27,922 77,168.719599999997 ,308,674.87839999999 0.95103327127825632 Asia 4,114 ,560,892 136.33738454059309 5,333 8,092 5,333 8,092 32,368 0.96327307029185072 Pro forma adjustment for mid-quarter acquisitions/development completions 294 653.23437923958363 2,612.9375169583345 Pro forma adjustment for FIBRA 0 Prologis share of unconsolidated operating portfolio 92,887 $7,230,129 $77.837899813752188 $ 64,300 $,119,247.7196 $ 64,594 $,119,900.95397923958 $,479,603.81591695832 0.95651162169937887 Total operating portfolio ,384,713 $27,236,874 $70.797903891992206 $ #REF! $,429,084.71960000001 $ #REF! $,432,815.98014998919 $1,731,263.9205999568 0.95899999999999996 Development Investment Balance TEI TEI per Sq Ft Annualized Pro Forma NOI Percent Occupied Square Feet CONSOLIDATED (Prologis Share) Prestabilized Americas 3,650 $,244,268 $,280,359 $76.810684931506856 $16,808 0.30688531338714659 Europe 1,248 61,327 74,256 59.5 5,940 0.19381572167541947 Asia 1,391 ,170,051 ,175,687 126.30265995686557 10,811 0.47694007238024638 0.32206027272935783 Properties under development Americas 10,302 ,422,242 ,688,758 66.856726849155507 45,211 Europe 5,776 ,188,055 ,445,276 77.090720221606645 31,512 Asia 5,786 ,368,941 ,783,906 135.48323539578291 48,545 Prologis share of consolidated development portfolio 28,153 $1,454,884 $2,448,242 $86.962028913437294 $,158,827 UNCONSOLIDATED (Prologis Share) Prologis interest in unconsolidated development portfolio Americas 1,866 $45,704 $99,332 $53.232583065380496 $10,772 Europe 464 30,534 43,286 93.28879310344827 3,161 Asia 1,505 50,848 90,695 60.262458471760795 6,833 Prologis share of unconsolidated development portfolio 3,835 $,127,086 $,233,313 $60.837809647979142 $20,766 Total development portfolio 31,988 $1,581,970 $2,681,555 $83.830030011254223 $,179,593 Prologis share of estimated value creation (see Capital Deployment - Development Portfolio) ,619,819 Total development portfolio, including estimated value creation $2,201,789 Consolidated Statements of Funds From Operations (FFO) (in thousands, except per share amounts) QTD YTD Period end Period end CY PY CY PY Revenues: Rental income $ 297629 $ 230249 $ 513001 $ 461167 Property management and other fees and incentives 32311 28307 61481 56969 CDFS disposition proceeds 0 0 0 Development management and other income 8920 2634 13239 3710 Total revenues 338860 261190 587721 521846 Expenses: Rental expenses 81128 65395 147815 133281 Investment management expenses 11596 9931 22148 20250 General and administrative 51840 38921 91023 80927 Merger integration expense 101992 0 105799 0 Reduction in workforce 1060 0 3241 0 Impairment of real estate properties 2659 367 2659 367 Depreciation of corporate assets 3127 3106 6736 6501 Other expenses 5587 4649 10271 8916 Total expenses 258989 122369 389692 250242 Operating FFO 79871 138821 198029 271604 Other income (expense): FFO from unconsolidated property funds 49704 44508 98399 82176 Interest income 4667 0 9103 0 Interest expense -113059 -118920 -203621 -228899 Impairment of goodwill and other assets -103823 0 -103823 0 Other expense, net 610 -1370 -6405 -1542 Net gains on dispositions of real estate properties 106752 10756 109320 21102 Foreign currency exchange gains (losses), net 32 232 -229 711 Gain (loss) in early extinguishment of debt, net 0 975 0 -46658 Current income tax expense: Income tax on dispositions 0 0 -1916 -851 Income tax expense - other -6311 -598 -11816 -9500 Net gain related to disposed assets - China operations 0 0 0 0 Total other income (expense) -61428 -64417 -110988 -183461 FFO 18443 74404 87041 88143 Less preferred share dividends 7642 6369 14011 12738 Net earnings attributable to noncontrolling interests 2606 191 2689 444 FFO attributable to common shares, including significant non cash items $ 8195 67844 70341 74961 Adjustments for significant non-cash items (page 2.4) 106443 3246 106443 19054 FFO attributable to common shares, excluding significant non cash items $ 114638 $ 71090 $ 176784 $ 94015 Adjustments for items that affect comparability including gains and related taxes(page 2.4) 226 -523 226 38384 FFO, excluding items that affect comparability including gains and related taxes $ 114864 $ 70567 $ 177010 $ 132399 Adjustments for items that affect comparability including gains and related taxes(page 2.4) 3225 -9905 8561 -20251 FFO, excluding items that affect comparability 118089 60662 185571 112148 Weighted average common shares outstanding - Basic 307756 212840 281384 212441 Weighted average common shares outstanding - Diluted 308506 214124 282900 213800 FFO per share attributable to common shares, including significant non cash items Basic 0.03 0.32 0.25 0.35 Diluted (page 2.5) $ 0.03 $ 0.32 $ 0.25 $ 0.35 FFO per share attributable to common shares, excluding significant non cash items Basic 0.37 0.33 0.63 0.44 Diluted (page 2.5) $ 0.35 $ 0.28000000000000003 $ 0.65 $ 0.53 Operating Square Feet Gross Book Value GBV per Sq Ft First Quarter NOI (Actual) Third Quarter Adjusted Cash NOI (Actual) Second Quarter NOI (Pro Forma) Third Quarter Adjusted Cash NOI (Pro Forma) Annualized Adjusted Cash NOI Percent Occupied CONSOLIDATED OPERATING PORTFOLIO (Prologis Share) Prologis interest in consolidated operating portfolio Americas ,277,328 $18,996,108 $68.496898978826522 $ ,217,017 $,294,955 $ ,217,017 $,294,955 $1,179,820 0.96330935943772633 Europe 8,852 ,510,086 57.623813827383643 89,770 8,645 89,770 8,645 34,580 0.8639000571879164 Asia 5,646 ,500,551 88.65586255756287 43,401 6,237 43,401 6,237 24,948 0.91218771973559698 Pro forma adjustment for mid-quarter acquisitions/development completions 483 3,078.261707496229 12,312.104682998492 Prologis share of consolidated operating portfolio ,291,826 $20,006,745 $68.557102519994785 $ #REF! $,309,837 #REF! $,312,915.2617074962 $1,251,660.1046829985 0.95930482560165509 UNCONSOLIDATED OPERATING PORTFOLIO (Prologis Share) Prologis interest in unconsolidated operating portfolio Americas 26,938 $1,921,021 $71.312680971118866 $ 31,045 $33,987 $ 31,045 $33,987 $,135,948 0.9680544840867279 Europe 61,835 4,748,216 76.788485485566426 27,922 77,168.719599999997 27,922 77,168.719599999997 ,308,674.87839999999 0.95103327127825632 Asia 4,114 ,560,892 136.33738454059309 5,333 8,092 5,333 8,092 32,368 0.96327307029185072 Pro forma adjustment for mid-quarter acquisitions/development completions 294 653.23437923958363 2,612.9375169583345 Pro forma adjustment for FIBRA 0 Prologis share of unconsolidated operating portfolio 92,887 $7,230,129 $77.837899813752188 $ 64,300 $,119,247.7196 $ 64,594 $,119,900.95397923958 $,479,603.81591695832 0.95651162169937887 Total operating portfolio ,384,713 $27,236,874 $70.797903891992206 $ #REF! $,429,084.71960000001 $ #REF! $,432,815.98014998919 $1,731,263.9205999568 0.95899999999999996 Development Investment Balance TEI TEI per Sq Ft Annualized Pro Forma NOI Percent Occupied Square Feet CONSOLIDATED (Prologis Share) Prestabilized Americas 3,650 $,244,268 $,280,359 $76.810684931506856 $16,808 0.30688531338714659 Europe 1,248 61,327 74,256 59.5 5,940 0.19381572167541947 Asia 1,391 ,170,051 ,175,687 126.30265995686557 10,811 0.47694007238024638 0.32206027272935783 Properties under development Americas 10,302 ,422,242 ,688,758 66.856726849155507 45,211 Europe 5,776 ,188,055 ,445,276 77.090720221606645 31,512 Asia 5,786 ,368,941 ,783,906 135.48323539578291 48,545 Prologis share of consolidated development portfolio 28,153 $1,454,884 $2,448,242 $86.962028913437294 $,158,827 UNCONSOLIDATED (Prologis Share) Prologis interest in unconsolidated development portfolio Americas 1,866 $45,704 $99,332 $53.232583065380496 $10,772 Europe 464 30,534 43,286 93.28879310344827 3,161 Asia 1,505 50,848 90,695 60.262458471760795 6,833 Prologis share of unconsolidated development portfolio 3,835 $,127,086 $,233,313 $60.837809647979142 $20,766 Total development portfolio 31,988 $1,581,970 $2,681,555 $83.830030011254223 $,179,593 Prologis share of estimated value creation (see Capital Deployment - Development Portfolio) ,619,819 Total development portfolio, including estimated value creation $2,201,789

Net Asset Value Components - Continued (in thousands) 35 Balance Sheet and Other Items As of September 30, 2015 CONSOLIDATED Other assets Cash and cash equivalents $,310,433 ,350,692 502927 521018 5852 ,605,695 Restricted cash 5,238 3,186 43934 64595 84705 396322 Accounts receivable, prepaid assets and other tangible assets ,743,805.30902199994 ,677,926 350692 197500 1160780 ,209,373 Other real estate investments and assets held for sale ,669,699 ,546,861 103445 192013 Note receivable backed by real estate ,197,500 ,131,600 1096064 1251337 Prologis share of value added operating properties ,250,171 ,103,445 Prologis receivable from unconsolidated co-investment ventures ,145,627 ,125,679 Investments in and advances to other unconsolidated joint ventures ,209,897 ,158,806 Less: third party share of other assets -,215,857 2,098,195 2,097,062 2,226,463 $2,532,370.3090220001 $-,305,907.30902200006 Total other assets - Prologis share $2,316,513.3090220001 Other liabilities Accounts payable and other current liabilities $,697,860 627999 Deferred income taxes 73,907 84943 Value added tax and other tax liabilities 13,809.769968000001 13615 Tenant security deposits ,191,186.88831900002 169326 Other liabilities ,271,900.51727700012 358542 Less: third party share of other liabilities -,102,042 1254425 Total liabilities and noncontrolling interests - Prologis share $1,146,623.1755640002 UNCONSOLIDATED Prologis share of net tangible other assets $,211,736 Land Investment Balance Prologis share of original land basis $2,189,699 Current book value of land $1,569,416 Less: third party share of the current book value of land ,-46,825 Prologis share of book value of land in unconsolidated entities 60,258 Total $1,582,849 Strategic Capital / Development Management Third Quarter Annualized Strategic Capital Strategic capital income - third party share of asset management fees from consolidated and unconsolidated co-investment ventures $26,197 $,104,788 Strategic capital income - third party share of other transactional fees from consolidated and unconsolidated co-investment ventures (trailing 12 months) 3,456 22,333 18,289 Strategic capital expenses for asset management and other transactional fees (annualized based on estimated 12 months) ,-11,271 ,-42,897 Pro forma NOI adjustment 0 Strategic capital income, net of expenses, from consolidated co-investment ventures 0 0 Strategic capital NOI $18,382 $80,180 Promotes earned in last 12 months, net of cash expenses $0 Development management income $3,691 $14,764 Debt (at par) and Preferred Stock As of September 30, 2015 Prologis debt $10,077,850 Consolidated entities debt 1,779,291 Less: third party share of consolidated debt -,681,353 Prologis share of unconsolidated debt 1,827,994 Subtotal debt 13,003,782 Preferred stock 78,235 Total debt and preferred stock $13,082,017 Outstanding shares of common stock and limited operating partnership units ,530,741 Balance Sheet and Other Items As of September 30, 2015 CONSOLIDATED Other assets Cash and cash equivalents $,310,433 ,350,692 502927 521018 5852 ,605,695 Restricted cash 5,238 3,186 43934 64595 84705 396322 Accounts receivable, prepaid assets and other tangible assets ,743,805.30902199994 ,677,926 350692 197500 1160780 ,209,373 Other real estate investments and assets held for sale ,669,699 ,546,861 103445 192013 Note receivable backed by real estate ,197,500 ,131,600 1096064 1251337 Prologis share of value added operating properties ,250,171 ,103,445 Prologis receivable from unconsolidated co-investment ventures ,145,627 ,125,679 Investments in and advances to other unconsolidated joint ventures ,209,897 ,158,806 Less: third party share of other assets -,215,857 2,098,195 2,097,062 2,226,463 $2,532,370.3090220001 $-,305,907.30902200006 Total other assets - Prologis share $2,316,513.3090220001 Other liabilities Accounts payable and other current liabilities $,697,860 627999 Deferred income taxes 73,907 84943 Value added tax and other tax liabilities 13,809.769968000001 13615 Tenant security deposits ,191,186.88831900002 169326 Other liabilities ,271,900.51727700012 358542 Less: third party share of other liabilities -,102,042 1254425 Total liabilities and noncontrolling interests - Prologis share $1,146,623.1755640002 UNCONSOLIDATED Prologis share of net tangible other assets $,211,736 Land Investment Balance Prologis share of original land basis $2,189,699 Current book value of land $1,569,416 Less: third party share of the current book value of land ,-46,825 Prologis share of book value of land in unconsolidated entities 60,258 Total $1,582,849 Strategic Capital / Development Management Third Quarter Annualized Strategic Capital Strategic capital income - third party share of asset management fees from consolidated and unconsolidated co-investment ventures $26,197 $,104,788 Strategic capital income - third party share of other transactional fees from consolidated and unconsolidated co-investment ventures (trailing 12 months) 3,456 22,333 18,289 Strategic capital expenses for asset management and other transactional fees (annualized based on estimated 12 months) ,-11,271 ,-42,897 Pro forma NOI adjustment 0 Strategic capital income, net of expenses, from consolidated co-investment ventures 0 0 Strategic capital NOI $18,382 $80,180 Promotes earned in last 12 months, net of cash expenses $0 Development management income $3,691 $14,764 Debt (at par) and Preferred Stock As of September 30, 2015 Prologis debt $10,077,850 Consolidated entities debt 1,779,291 Less: third party share of consolidated debt -,681,353 Prologis share of unconsolidated debt 1,827,994 Subtotal debt 13,003,782 Preferred stock 78,235 Total debt and preferred stock $13,082,017 Outstanding shares of common stock and limited operating partnership units ,530,741

Notes and Definitions

Notes and Definitions 37Please refer to our annual and quarterly financial statements filed with the Securities and Exchange Commission on Forms 10-K and 10-Q and other public reports for further information about us and our business. Certain amounts from previous periods presented in the Supplemental Information have been reclassified to conform to the current presentation.Acquisition Costs, as presented for building acquisitions, represents the economic cost and not necessarily what is capitalized. See detail of what is included in acquisition costs in the definition of Stabilized Capitalization Rate.Adjusted EBITDA. We use Adjusted EBITDA to measure both our operating performance and liquidity. We calculate Adjusted EBITDA beginning with consolidated net earnings (loss) attributable to common stockholders and removing the effect of interest, income taxes, depreciation and amortization, impairment charges, third party acquisition expenses related to the acquisition of real estate, gains or losses from the acquisition or disposition of investments in real estate (other than from land and development properties), gains from the revaluation of equity investments upon acquisition of a controlling interest, gains or losses on early extinguishment of debt and derivative contracts (including cash charges), similar adjustments we make to our FFO measures (see definition below), and other non-cash charges or gains (such as stock based compensation and unrealized gains or losses on foreign currency and derivative activity). We make adjustments to reflect our economic ownership in each entity, whether consolidated or unconsolidated.We consider Adjusted EBITDA to provide investors relevant and useful information because it permits investors to view our operating performance on an unleveraged basis before the effects of income tax, non-cash depreciation and amortization expense, gains and losses on the disposition of non-development properties and other items (outlined above), items that affect comparability, and other significant non-cash items. We also include a pro forma adjustment in Adjusted EBITDA to reflect a full period of NOI on the operating properties we acquire and stabilize and to remove NOI on properties we dispose of during the quarter assuming the transaction occurred at the beginning of the quarter. By excluding interest expense, Adjusted EBITDA allows investors to measure our operating performance independent of our capital structure and indebtedness and, therefore, allows for a more meaningful comparison of our operating performance to that of other companies, both in the real estate industry and in other industries. Gains and losses on the early extinguishment of debt generally include the costs of repurchasing debt securities. While not infrequent or unusual in nature, these items result from market fluctuations that can have inconsistent effects on our results of operations. The economics underlying these items reflect market and financing conditions in the short-term but can obscure our performance and the value of our long-term investment decisions and strategies. We believe that Adjusted EBITDA helps investors to analyze our ability to meet interest payment obligations and to make quarterly preferred share dividends. We believe that investors should consider Adjusted EBITDA in conjunction with net earnings (the primary measure of our performance) and the other required Generally Accepted Accounting Principles (“GAAP”) measures of our performance and liquidity, to improve their understanding of our operating results and liquidity, and to make more meaningful comparisons of our performance against other companies. By using Adjusted EBITDA, an investor is assessing the earnings generated by our operations but not taking into account the eliminated expenses or gains incurred in connection with such operations. As a result, Adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with our GAAP presentations. Adjusted EBITDA does not reflect our historical cash expenditures or future cash requirements for working capital, capital expenditures, distribution requirements or contractual commitments. Adjusted EBITDA, also does not reflect the cash required to make interest and principal payments on our outstanding debt. While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, our computation of Adjusted EBITDA may not be comparable to EBITDA reported by other companies. We compensate for the limitations of Adjusted EBITDA by providing investors with financial statements prepared according to GAAP, along with this detailed discussion of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to consolidated net earnings (loss), a GAAP measurement.Adjusted Cash NOI (Actual). A reconciliation of our rental income and rental expenses included in our Statement of Operations to adjusted cash NOI for the consolidated operating portfolio for purposes of the Net Asset Value calculation is as follows (in thousands):Rental income$532,755 Rental expenses (139,905)NOI 392,850 Net termination fees and adjustments (a) (1,602)Less: actual NOI for development portfolio and other (17,947)Less: properties contributed or sold (b) (6,274)Less: third party share of NOI (56,670)Adjusted NOI for consolidated operating portfolio owned at September 30, 2015 310,357 Straight-line rents (c) (19,638)Free rent (c) 16,716 Amortization of lease intangibles (c) 167 Effect of foreign currency exchange (d) (279)Less: third party share 2,514 Third Quarter Adjusted Cash NOI (Actual)$309,837 (a) Net termination fees generally represent the gross fee negotiated at the time a customer is allowed to terminate its lease agreement offset by that customer’s rent leveling asset or liability, if any, that has been previously recognized. Removing the net termination fees from rental income allows for the calculation of Adjusted Cash NOI (Pro forma) to include only rental income that is indicative of the property’s recurring operating performance.(b) The actual NOI for properties that were contributed or sold during the three-month period is removed.(c) Straight-lined rents, free rent amount and amortization of lease intangibles (above and below market leases) are removed from rental income for the Operating Portfolio to allow for the calculation of a cash yield.(d) The actual NOI and related adjustments are calculated in local currency and translated at the period end rate to allow for consistency with other assets and liabilities as of the reporting date. Adjusted Cash NOI (Pro forma) consists of Adjusted Cash NOI (Actual) for the properties in our Operating Portfolio adjusted to reflect NOI for a full quarter for operating properties that were acquired or stabilized during the quarter. Adjusted Cash NOI (Pro forma) for the properties in our Development Portfolio is based on current Total Expected Investment and an estimated stabilized yield.Assets Under Management (“AUM”) represents the estimated value of the real estate we own or manage through both our consolidated and unconsolidated entities. We calculate AUM by adding the third party investors’ share of the estimated fair value of the assets in the co-investment ventures to our share of total market capitalization (calculated using the market price of our equity plus our share of total debt).Business Line Reporting. Core FFO and development gains are generated by our three lines of business: (i) real estate operations; (ii) strategic capital; and (iii) development. Real estate operations represents total Prologis Core FFO, less the amount allocated to the Strategic Capital line of business. The amount of Core FFO allocated to the Strategic Capital line of business represents the third party share of the asset management related fees we earn from our co-investment ventures (both consolidated and unconsolidated) less costs directly associated to our strategic capital group, plus development management income. Development gains include our share of gains on dispositions of development properties and land, net of taxes. To calculate the

Notes and Definitions

(continued)

Supplemental 3Q 2015

per share amount, the amount generated by each line of business is divided by the weighted average diluted common shares outstanding used in our Core FFO calculation of per share amounts. Management believes evaluating our results by line of business is a useful supplemental measure of our operating performance because it helps the investing public compare the operating performance of Prologis' respective businesses to other companies' comparable businesses. Prologis' computation of FFO by line of business may not be comparable to that reported by other real estate investment trusts as they may use different methodologies in computing such measures.

Calculation of Per Share Amounts is as follows *(in thousands, except per share amounts)*:

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2015	2014	2015	2014
Net earnings				
Net earnings	$ 258,979	$ 136,245	$ 744,425	$ 213,626
Noncontrolling interest attributable to exchangeable limited partnership units	3,203	493	7,331	767
Gains, net of expenses, associated with exchangeable debt assumed exchanged	-	(18,658)	(1,614)	-
Adjusted net earnings - Diluted	**$ 262,182**	**$ 118,080**	**$ 750,142**	**$ 214,393**
Weighted average common shares outstanding - Basic	523,528	499,292	520,388	499,045
Incremental weighted average effect on exchange of limited partnership units	6,685	1,843	5,875	1,792
Incremental weighted average effect of stock awards	1,860	3,074	1,953	3,374
Incremental weighted average effect on exchangeable debt assumed exchanged (a)	-	11,879	2,905	-
Weighted average common shares outstanding - Diluted	**532,073**	**516,088**	**531,121**	**504,211**
Net earnings per share - Basic	**$ 0.49**	**$ 0.27**	**$ 1.43**	**$ 0.43**
Net earnings per share - Diluted	**$ 0.49**	**$ 0.23**	**$ 1.41**	**$ 0.43**
Core FFO				
Core FFO	$ 307,268	$ 244,896	$ 835,532	$ 706,726
Noncontrolling interest attributable to exchangeable limited partnership units	48	92	160	149
Interest expense on exchangeable debt assumed exchanged	-	4,246	3,506	12,738
Core FFO - Diluted	**$ 307,316**	**$ 249,234**	**$ 839,198**	**$ 719,613**
Weighted average common shares outstanding - Basic	523,528	499,292	520,388	499,045
Incremental weighted average effect on exchange of limited partnership units	6,685	2,040	4,201	1,990
Incremental weighted average effect of stock awards	1,860	3,074	1,953	3,374
Incremental weighted average effect on exchangeable debt assumed exchanged (a)	-	11,879	2,905	11,879
Weighted average common shares outstanding - Diluted	**532,073**	**516,285**	**529,447**	**516,288**
Core FFO per share - Diluted	**$ 0.58**	**$ 0.48**	**$ 1.59**	**$ 1.39**

(a) In March 2015, the exchangeable debt was settled primarily through the issuance of common stock. The adjustment in 2015 assumes the exchange occurred on January 1, 2015.

Debt Metrics. See below for the detailed calculations for the respective period (*dollars in thousands*):

	Three Months Ended	
	Sept. 30, 2015	June 30, 2015
Debt as a % of gross real estate assets:		
Total Prologis share of debt - at par	$ 13,003,782	$ 13,076,352
Less: Prologis share of outstanding foreign currency derivatives	(35,279)	(17,749)
Less: consolidated cash and cash equivalents	(310,433)	(351,025)
Add: consolidated cash and cash equivalents - third party share	49,017	114,522
Less: unconsolidated entities cash - Prologis share	(134,270)	(136,501)
Total Prologis share of debt, net of adjustments	**$ 12,572,817**	**$ 12,685,599**
Gross real estate assets - Prologis share	**$ 31,665,632**	**$ 31,531,375**
Debt as a % of gross real estate assets	**39.7%**	**40.2%**
Debt as a % of gross market capitalization:		
Total Prologis share of debt, net of adjustments	**$ 12,572,817**	**$ 12,685,599**
Total outstanding common stock and limited partnership units	530,741	530,635
Share price at quarter end	$ 38.90	$ 37.10
Total equity capitalization	$ 20,645,825	$ 19,686,559
Total Prologis share of debt, net of adjustments	12,572,817	12,685,599
Gross market capitalization	**$ 33,218,642**	**$ 32,372,158**
Debt as a % of gross market capitalization	**37.8%**	**39.2%**
Secured debt as a % of gross real estate assets:		
Prologis share of secured debt - at par	$ 2,842,538	$ 2,740,183
Gross real estate assets - Prologis share	$ 31,665,632	$ 31,531,375
Secured debt as a % of gross real estate assets	**9.0%**	**8.7%**
Unencumbered gross real estate assets to unsecured debt:		
Unencumbered gross real estate assets - Prologis share	$ 25,234,195	$ 25,240,772
Prologis share of unsecured debt - at par	$ 10,161,244	$ 10,336,169
Unencumbered gross real estate assets to unsecured debt	**248.3%**	**244.2%**
Fixed Charge Coverage ratio:		
Adjusted EBITDA	$ 566,615	$ 489,035
Adjusted EBITDA-annualized including 12 month rolling development gains	$ 1,982,003	$ 1,862,306
Net promote for the twelve months ended	-	2,018
Adjusted EBITDA-annualized	**$ 1,982,003**	**$ 1,864,324**
Pro forma adjustment for mid-quarter activity and NOI from disposed properties - annualized	2,656	(114,700)
Adjusted EBITDA, including NOI from disposed properties, annualized	**$ 1,984,659**	**$ 1,749,624**
Interest expense	$ 81,035	$ 68,902
Amortization and write-off of deferred loan costs	(3,604)	(2,862)
Amortization of debt premium (discount), net	11,489	10,829
Capitalized interest	13,915	16,488
Preferred stock dividends	1,671	1,678
Third party share of fixed charges from consolidated entities	(8,344)	(6,531)
Our share of fixed charges from unconsolidated entities	16,260	15,921
Total fixed charges	$ 112,422	$ 104,425
Total fixed charges, annualized	**$ 449,687**	**$ 417,700**
Fixed charge coverage ratio	**4.41**	**4.19**
Debt to Adjusted EBITDA:		
Total Prologis share of debt, net of adjustments	**$ 12,572,817**	**$ 12,685,599**
Adjusted EBITDA-annualized	**$ 1,982,003**	**$ 1,864,324**
Debt to Adjusted EBITDA ratio	**6.34**	**6.80**

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Copyright © 2015 Prologis

Notes and Definitions (continued) 39Development Margin is calculated on developed properties as the estimated value at Stabilization minus estimated total investment, before closing costs, the impact of any deferred rents, taxes or third party promotes, divided by the estimated total investment. Development Portfolio includes industrial properties that are under development and properties that are developed but have not met Stabilization.Estimated Build Out (TEI and sq ft)- represents the estimated TEI and finished square feet available for rent upon completion of an industrial building on existing parcels of land.FFO, as defined by Prologis attributable to common stockholders/unitholders (“FFO, as defined by Prologis”); Core FFO attributable to common stockholders/unitholders (“Core FFO”); AFFO (collectively referred to as “FFO”). FFO is a financial measure that is not determined in accordance with GAAP, but is a measure that is commonly used in the real estate industry. The most directly comparable GAAP measure to FFO is net earnings. Although the National Association of Real Estate Investment Trusts (“NAREIT”) has published a definition of FFO, modifications to the NAREIT calculation of FFO are common among REITs, as companies seek to provide financial measures that meaningfully reflect their business. FFO is not meant to represent a comprehensive system of financial reporting and does not present, nor do we intend it to present, a complete picture of our financial condition and operating performance. We believe net earnings computed under GAAP remains the primary measure of performance and that FFO is only meaningful when it is used in conjunction with net earnings computed under GAAP. Further, we believe our consolidated financial statements, prepared in accordance with GAAP, provide the most meaningful picture of our financial condition and our operating performance.NAREIT’s FFO measure adjusts net earnings computed under GAAP to exclude historical cost depreciation and gains and losses from the sales, along with impairment charges, of previously depreciated properties. We agree that these NAREIT adjustments are useful to investors for the following reasons:historical cost accounting for real estate assets in accordance with GAAP assumes, through depreciation charges, that the value of real estate assets diminishes predictably over time. NAREIT stated in its White Paper on FFO “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” Consequently, NAREIT’s definition of FFO reflects the fact that real estate, as an asset class, generally appreciates over time and depreciation charges required by GAAP do not reflect the underlying economic realities. We exclude depreciation from our unconsolidated entities and the third parties’ share of our consolidated ventures.REITs were created in order to encourage public ownership of real estate as an asset class through investment in firms that were in the business of long-term ownership and management of real estate. The exclusion, in NAREIT’s definition of FFO, of gains and losses from the sales, along with impairment charges, of previously depreciated operating real estate assets allows investors and analysts to readily identify the operating results of the long-term assets that form the core of a REIT’s activity and assists in comparing those operating results between periods. We include the gains and losses (including impairment charges) from dispositions of land and development properties, as well as our proportionate share of the gains and losses (including impairment charges) from dispositions of development properties recognized by our unconsolidated and consolidated entities, in our definition of FFO. We exclude the gain on revaluation of equity investments upon acquisition of a controlling interest from our definition of FFO.Our FFO MeasuresAt the same time that NAREIT created and defined its FFO measure for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” We believe stockholders, potential investors and financial analysts who review our operating results are best served by a defined FFO measure that includes other adjustments to net earnings computed under GAAP in addition to those included in the NAREIT defined measure of FFO. Our FFO measures are used by management in analyzing our business and the performance of our properties and we believe that it is important that stockholders, potential investors and financial analysts understand the measures management uses.We calculate our FFO measures, as defined below, based on our proportionate ownership share of both our unconsolidated and consolidated ventures. We reflect our share of our FFO measures for unconsolidated ventures by applying our average ownership percentage for the period to the applicable reconciling items on an entity by entity basis. We reflect our share for consolidated ventures in which we do not own 100% of the equity by adjusting our FFO measures to remove the third party ownership share of the applicable reconciling items based on average ownership percentage for the applicable periods.We use these FFO measures, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management; (iii) budget and forecast future results to assist in the allocation of resources; (iv) assess our performance as compared to similar real estate companies and the industry in general; and (v) evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of short-term items that we do not expect to affect the underlying long-term performance of the properties. The long-term performance of our properties is principally driven by rental income. While not infrequent or unusual, these additional items we exclude in calculating FFO, as defined by Prologis, defined below, are subject to significant fluctuations from period to period that cause both positive and negative short-term effects on our results of operations in inconsistent and unpredictable directions that are not relevant to our long-term outlook.We use our FFO measures as supplemental financial measures of operating performance. We do not use our FFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as indicators of our operating performance, as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.FFO, as defined by Prologis To arrive at FFO, as defined by Prologis, we adjust the NAREIT defined FFO measure to exclude:deferred income tax benefits and deferred income tax expenses recognized by our subsidiaries;current income tax expense related to acquired tax liabilities that were recorded as deferred tax liabilities in an acquisition, to the extent the expense is offset with a deferred income tax benefit in GAAP earnings that is excluded from our defined FFO measure;unhedged foreign currency exchange gains and losses resulting from debt transactions between us and our foreign consolidated subsidiaries and our foreign unconsolidated entities;foreign currency exchange gains and losses from the remeasurement (based on current foreign currency exchange rates) of certain third party debt of our foreign consolidated subsidiaries and our foreign unconsolidated entities; and mark-to-market adjustments associated with derivative financial instruments.We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy.

Notes and Definitions (continued) 40Core FFOIn addition to FFO, as defined by Prologis, we also use Core FFO. To arrive at Core FFO, we adjust FFO, as defined by Prologis, to exclude the following recurring and non-recurring items that we recognized directly in FFO, as defined by Prologis:gains or losses from contribution or sale of land or development properties;income tax expense related to the sale of investments in real estate and third-party acquisition costs related to the acquisition of real estate;impairment charges recognized related to our investments in real estate generally as a result of our change in intent to contribute or sell these properties; gains or losses from the early extinguishment of debt and redemption and repurchase of preferred stock; andexpenses related to natural disasters.We believe it is appropriate to further adjust our FFO, as defined by Prologis for certain recurring items as they were driven by transactional activity and factors relating to the financial and real estate markets, rather than factors specific to the on-going operating performance of our properties or investments. The impairment charges we have recognized were primarily based on valuations of real estate, which had declined due to market conditions, that we no longer expected to hold for long-term investment. Over the last few years, we made it a priority to strengthen our financial position by reducing our debt, our investment in certain low yielding assets and our exposure to foreign currency exchange fluctuations. As a result, we changed our intent to sell or contribute certain of our real estate properties and recorded impairment charges when we did not expect to recover the costs of our investment. Also, we purchased portions of our debt securities when we believed it was advantageous to do so, which was based on market conditions, and in an effort to lower our borrowing costs and extend our debt maturities. As a result, we have recognized net gains or losses on the early extinguishment of certain debt due to the financial market conditions at that time. We analyze our operating performance primarily by the rental income of our real estate and the revenue driven by our strategic capital business, net of operating, administrative and financing expenses. This income stream is not directly impacted by fluctuations in the market value of our investments in real estate or debt securities. Although these items discussed above have had a material impact on our operations and are reflected in our financial statements, the removal of the effects of these items allows us to better understand the core operating performance of our properties over the long term. We use Core FFO, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management; (iii) budget and forecast future results to assist in the allocation of resources; (iv) provide guidance to the financial markets to understand our expected operating performance; (v) assess our operating performance as compared to similar real estate companies and the industry in general; and (vi) evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of items that we do not expect to affect the underlying long-term performance of the properties we own. As noted above, we believe the long-term performance of our properties is principally driven by rental income. We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy. AFFOTo arrive at AFFO, we adjust Core FFO to include realized gains from the disposition of land and development properties and to exclude our share of the impact of; (i) straight-line rents; (ii) amortization of above- and below-market lease intangibles; (iii) recurring capital expenditures; (iv) amortization of management contracts; (v) amortization of debt premiums and discounts and financing costs, net of amounts capitalized, and; (vi) stock compensation expense. We believe AFFO provides a meaningful indicator of our ability to fund cash needs, including cash distributions to our stockholders. Limitations on Use of our FFO MeasuresWhile we believe our defined FFO measures are important supplemental measures, neither NAREIT’s nor our measures of FFO should be used alone because they exclude significant economic components of net earnings computed under GAAP and are, therefore, limited as an analytical tool. Accordingly, these are only a few of the many measures we use when analyzing our business. Some of these limitations are:The current income tax expenses and acquisition costs that are excluded from our defined FFO measures represent the taxes and transaction costs that are payable.Depreciation and amortization of real estate assets are economic costs that are excluded from FFO. FFO is limited, as it does not reflect the cash requirements that may be necessary for future replacements of the real estate assets. Further, the amortization of capital expenditures and leasing costs necessary to maintain the operating performance of industrial properties are not reflected in FFO.Gains or losses from non-development property acquisitions and dispositions or impairment charges related to expected dispositions represent changes in value of the properties. By excluding these gains and losses, FFO does not capture realized changes in the value of acquired or disposed properties arising from changes in market conditions.The deferred income tax benefits and expenses that are excluded from our defined FFO measures result from the creation of a deferred income tax asset or liability that may have to be settled at some future point. Our defined FFO measures do not currently reflect any income or expense that may result from such settlement.The foreign currency exchange gains and losses that are excluded from our defined FFO measures are generally recognized based on movements in foreign currency exchange rates through a specific point in time. The ultimate settlement of our foreign currency-denominated net assets is indefinite as to timing and amount. Our FFO measures are limited in that they do not reflect the current period changes in these net assets that result from periodic foreign currency exchange rate movements. The gains and losses on extinguishment of debt that we exclude from our Core FFO, may provide a benefit or cost to us as we may be settling our debt at less or more than our future obligation. The natural disaster expenses that we exclude from Core FFO are costs that we have incurred. We compensate for these limitations by using our FFO measures only in conjunction with net earnings computed under GAAP when making our decisions. This information should be read with our complete consolidated financial statements prepared under GAAP. To assist investors in compensating for these limitations, we reconcile our defined FFO measures to our net earnings computed under GAAP. Fixed Charge Coverage is defined as Adjusted EBITDA divided by total fixed charges. Fixed charges consist of net interest expense adjusted for amortization of finance costs and debt discount (premium), capitalized interest, and preferred stock dividends. We use fixed charge coverage to measure our liquidity. We believe that fixed charge coverage is relevant and useful to investors because it allows fixed income investors to measure our ability to make interest payments on outstanding debt and make distributions/dividends to preferred unitholders/stockholders. Our computation of fixed charge coverage is not calculated in accordance with applicable SEC rules and may not be comparable to fixed charge coverage reported by other companies.

Notes and Definitions

(continued)

Supplemental 3Q 2015

General and Administrative Expenses ("G&A") were as follows (*in thousands*):

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Gross overhead	$ 115,687	$ 109,485	$ 334,692	$ 344,669
Allocated to rental expenses	(9,183)	(7,141)	(25,248)	(22,761)
Allocated to strategic capital expenses	(21,714)	(22,442)	(62,190)	(74,442)
Capitalized amounts	(25,415)	(21,699)	(74,564)	(65,685)
G&A expenses	**$ 59,375**	**$ 58,203**	**$ 172,690**	**$ 181,781**

We capitalize certain costs directly related to our development and leasing activities. Capitalized G&A expenses include salaries and related costs as well as other G&A costs. The capitalized costs were as follows (in thousands):

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Development activities	$ 18,752	$ 17,058	$ 55,423	$ 51,322
Leasing activities	5,588	4,296	15,877	13,418
Costs related to internally developed software	1,075	345	3,264	945
Total capitalized G&A	**$ 25,415**	**$ 21,699**	**$ 74,564**	**$ 65,685**

G&A as a Percent of Assets Under Management *(in thousands)*:

Net G&A - midpoint of 2015 guidance range (a)	$ 238,000
Add: estimated 2015 strategic capital expenses	89,000
Less: estimated 2015 strategic capital property management expenses	(42,000)
Adjusted G&A, using 2015 guidance amounts	**$ 285,000**
Gross book value at period end (b):	
Operating properties	$ 46,510,381
Development portfolio - TEI	3,500,628
Land portfolio	1,772,276
Other real estate investments, assets held for sale and note receivable backed by real estate	867,199
Total Gross Book Value of Assets Under Management	**$ 52,650,484**
G&A as % of Assets Under Management	**0.54%**

(a) This amount represents the 2015 guidance provided in this Supplemental Package.
(b) This amount does not represent enterprise value.

Interest Expense consisted of the following (*in thousands*):

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Gross interest expense	$ 102,835	$ 82,870	$ 287,655	$ 282,209
Amortization of discount (premium), net	(11,489)	(2,590)	(32,155)	(12,538)
Amortization of deferred loan costs	3,604	3,827	9,884	10,447
Interest expense before capitalization	94,950	84,107	265,384	280,118
Capitalized amounts	(13,915)	(15,021)	(46,686)	(45,325)
Interest expense	**$ 81,035**	**$ 69,086**	**$ 218,698**	**$ 234,793**

Investment Capacity is our estimate of the gross real estate, which could be acquired by our co-investment ventures through the use of existing equity commitments from us and our partners up to the ventures maximum leverage limits.

Market Classification

- **Global Markets** feature large population centers with high per-capita consumption and are located near major seaports, airports, and ground transportation systems.
- **Regional Markets** benefit from large population centers but typically are not as tied to the global supply chain, but rather serve local consumption and are often less supply constrained. Markets included as regional markets include: Austin, Charlotte, Cincinnati, Columbus, Denver, Hungary, Indianapolis, Juarez, Las Vegas, Louisville, Memphis, Nashville, Orlando, Phoenix, Portland, Reno, Reynosa, San Antonio, Slovakia, Sweden and Tijuana.
- **Other Markets** represent a small portion of our portfolio that is located outside global and regional markets. These markets include: Austria, Boston, Jacksonville, Kansas City, Norfolk, Salt Lake City, Savannah and Tampa.

Net Asset Value ("NAV"). We consider NAV to be a useful supplemental measure of our operating performance because it enables both management and investors to estimate the fair value of our business. The assessment of the fair value of a particular segment of our business is subjective in that it involves estimates and can be calculated using various methods. Therefore, we have presented the financial results and investments related to our business segments that we believe are important in calculating our NAV but have not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation.

The components of NAV do not consider the potential changes in rental and fee income streams or the franchise value associated with our global operating platform, strategic capital platform, or development platform.

Net Effective Rent is calculated at the beginning of the lease using the estimated total cash to be received over the term of the lease (including base rent and expense reimbursements) and annualized. Amounts derived in a currency other than the U.S. Dollar have been translated using the average rate from the previous twelve months. The per square foot number is calculated by dividing the annualized net effective rent by the occupied square feet of the lease.

Net Effective Rent Change (Cash) represents Net Effective Rent Change (GAAP) adjusted to exclude certain non-cash items including straight-line rent adjustments and adjustments related to purchase accounting to reflect leases at fair value at the time of acquisition.

Net Effective Rent Change (GAAP) represents the change on operating portfolio properties in net effective rental rates (average rate over the lease term) on new and renewed leases signed during the period as compared with the previous effective rental rates in that same space.

Net Operating Income ("NOI") represents rental income less rental expenses.

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Copyright © 2015 Prologis

Notes and Definitions
(continued)

Supplemental 3Q 2015

Noncontrolling Interest. The following table includes information for each entity we consolidate and in which we own less than 100% *(dollars in thousands)*:

	Ownership Percentage	Noncontrolling Interest	Real Estate	Debt
Prologis U.S. Logistics Venture	55.0%	$ 2,697,369	$ 6,508,973	$ 729,232
Prologis North American Industrial Fund	66.1%	523,817	2,616,676	1,114,579
Brazil Fund	50.0%	47,245	-	-
Other consolidated entities	various	102,994	1,006,607	16,150
Limited partners in the Operating Partnership		181,976	-	-
Noncontrolling interests		**$ 3,553,401**	**$ 10,132,256**	**$ 1,859,961**

Operating Portfolio includes stabilized industrial properties in our owned and managed portfolio. A developed property moves into the Operating Portfolio when it meets Stabilization.

Pro-Rata Balance Sheet and Operating Information. The consolidated amounts shown are derived from and prepared on a consistent basis with our consolidated financial statements and are adjusted to remove the amounts attributable to non-controlling interests. The Prologis share of unconsolidated co-investment ventures column was derived on an entity-by-entity basis by applying our ownership percentage to each line item to calculate our share of that line item. For purposes of balance sheet data, we used our ownership percentage at the end of the period and for operating information, we used our average ownership percentage for the period, consistent with how we calculate our share of net earnings (loss) during the period. We used a similar calculation to derive the noncontrolling interests' share of each line item. In order to present the total owned and managed portfolio, we added our investors' share of each line item in the unconsolidated co-investment ventures and the noncontrolling interests share of each line item to the Prologis Total Share.

Prologis Share represents our proportionate economic ownership of each entity included in our total owned and managed portfolio.

Rental Income included the following (*in thousands*):

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2015	2014	2015	2014
Rental income	$ 395,938	$ 273,503	$ 1,062,954	$ 859,812
Amortization of lease intangibles	(318)	(6,803)	(9,447)	(21,777)
Rental expense recoveries	114,639	80,136	312,510	254,310
Straight-lined rents	22,496	8,986	46,984	32,990
	$ 532,755	$ 355,822	$ 1,413,001	$ 1,125,335

Same Store. We evaluate the operating performance of the operating properties we own and manage using a "Same Store" analysis because the population of properties in this analysis is consistent from period to period, thereby eliminating the effects of changes in the composition of the portfolio on performance measures. We include the properties included in our owned and managed portfolio that were in operation (including development properties that have been completed and available for lease) at January 1, 2014 and throughout the full periods in both 2014 and 2015. We have removed all properties that were disposed of to a third party from the population for both periods. We believe the factors that impact rental income, rental expenses and NOI in the Same Store portfolio are generally the same as for the total operating portfolio. In order to derive an appropriate measure of period-to-period operating performance, we remove the effects of foreign currency exchange rate movements by using the current exchange rate to translate from local currency into U.S. dollars, for both periods.

Our same store measures are non-GAAP measures that are commonly used in the real estate industry and are calculated beginning with rental income and rental expenses from the financial statements prepared in accordance with GAAP. It is also common in the real estate industry and expected from the analyst and investor community that these numbers be further adjusted to remove certain non-cash items included in the financial statements prepared in accordance with GAAP to reflect a cash same store number. In order to clearly label these metrics, we call one Same Store NOI- GAAP and one Same Store NOI-Adjusted Cash. As these are non-GAAP measures they have certain limitations as an analytical tool and may vary among real estate companies. As a result, we provide a reconciliation from our financial statements prepared in accordance with GAAP to Same Store NOI-GAAP and then to Same Store NOI-Adjusted Cash with explanations of how these metrics are calculated and adjusted.

The following is a reconciliation of our consolidated rental income, rental expenses and NOI, as included in the Consolidated Statements of Operations, to the respective amounts in our Same Store portfolio analysis *(dollars in thousands)*:

	Three Months Ended September 30,		
	2015	2014	Change (%)
Rental Income:			
Per the Consolidated Statements of Operations	$ 532,755	$ 355,822	
Properties not included and other adjustments (a)	(147,104)	(46,967)	
Unconsolidated Co-Investment Ventures	409,489	451,005	
Same Store - Rental Income	**$ 795,140**	**$ 759,860**	**4.6%**
Rental Expense:			
Per the Consolidated Statements of Operations	$ 139,905	$ 102,324	
Properties not included and other adjustments (b)	(27,882)	(10,566)	
Unconsolidated Co-Investment Ventures	91,284	102,664	
Same Store - Rental Expense	**$ 203,307**	**$ 194,422**	**4.6%**
NOI-GAAP:			
Per the Consolidated Statements of Operations	$ 392,850	$ 253,498	
Properties not included and other adjustments	(119,222)	(36,401)	
Unconsolidated Co-Investment Ventures	318,205	348,341	
Same Store - NOI - GAAP	**$ 591,833**	**$ 565,438**	**4.7%**
Same Store - NOI - GAAP - Prologis Share (c)	**$ 353,092**	**$ 332,421**	**6.2%**
NOI-Adjusted Cash:			
Same store- NOI - GAAP	$ 591,833	$ 565,438	
Adjustments (d)	(11,809)	(5,806)	
Same Store - NOI- Adjusted Cash	**$ 580,024**	**$ 559,632**	**3.6%**
Same Store - NOI- Adjusted Cash - Prologis Share (c)	**$ 345,367**	**$ 330,607**	**4.5%**

(a) *To calculate Same Store rental income, we exclude the net termination and renegotiation fees to allow us to evaluate the growth or decline in each property's rental income without regard to items that are not indicative of the property's recurring operating performance.*

(b) *To calculate Same Store rental expense, we include an allocation of the property management expenses for our consolidated properties based on the property management fee that is provided for in the individual management agreements under which our wholly owned management companies provide property management services (generally the fee is based on a percentage of revenue). On consolidation, the management fee income and expenses are eliminated and the actual cost of providing property management services is recognized.*

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Notes and Definitions (continued) 43Prologis share of Same Store is calculated using the underlying building information from the Same Store NOI GAAP and Adjusted Cash calculations and applying our ownership percentage as of September 30, 2015 to the NOI of each building for both periods.In order to derive Same Store- NOI - Adjusted Cash, we adjust Same Store- NOI- GAAP to exclude non-cash items included in our rental income in our GAAP financial statements, including straight line rent adjustments and adjustments related to purchase accounting to reflect leases at fair value at the time of acquisition.Same Store Average Occupancy represents the average occupied percentage of the Same Store portfolio for the period. Stabilization is defined when a property that was developed has been completed for one year or is 90% occupied. Upon stabilization, a property is moved into our Operating Portfolio.Stabilized capitalization rate equals “stabilized NOI” divided by the “total acquisition cost”. Stabilized NOI equals the estimated twelve months of potential gross rental revenue (base rent, including above or below market rents plus operating expense reimbursements) multiplied by 95% to adjust income to a stabilized vacancy factor of 5%, minus estimated operating expenses. The total acquisition cost comprises the purchase price plus 1) transaction closing costs, 2) all due diligence costs, 3) immediate capital expenditures (including two years of property improvements and all leasing commissions and tenant improvements required to stabilize the property), 4) the effects of marking assumed debt to market and 5) the net present value of free rent, if applicable.Strategic Capital NOI represents strategic capital income less strategic capital expenses.Tenant Retention is the square footage of all leases rented by existing tenants divided by the square footage of all expiring and rented leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-month leases.Total Expected Investment (“TEI”) represents total estimated cost of development or expansion, including land, development and leasing costs. TEI is based on current projections and is subject to change. Non-U.S. dollar investments are translated to U.S. dollars using the exchange rate at period end or the date of development start for purposes of calculating development starts in any period.Turnover Costs represent the costs incurred in connection with the signing of a lease, including leasing commissions and tenant improvements.  Tenant improvements include costs to prepare a space for a new tenant and for a lease renewal with the same tenant. It excludes costs to prepare a space that is being leased for the first time (i.e. in a new development property). Value-Added Acquisitions are properties we acquire for which we believe the discount in pricing attributed to the operating challenges could provide greater returns post-stabilization than the returns of stabilized properties that are not Value-Added Acquisitions. Value Added Acquisitions must have one or more of the following characteristics: (i) existing vacancy in excess of 20%; (ii) short term lease roll-over, typically during the first two years of ownership; (iii) significant capital improvement requirements in excess of 10% of the purchase price that must be invested within the first two years of ownership. Value-Added Conversions represent the repurposing of industrial properties to a higher and better use, including office, residential, retail, research and development, data center, self storage or manufacturing with the intent to ultimately sell the property once repositioned. Activities required to prepare the property for conversion to a higher and better use may include such activities as re-zoning, re-designing, re-constructing, and re-tenanting. The economic gain on sales of value added conversions represents the amount by which the sales proceeds exceeds the amount included in NAV for the disposed property.Value Creation represents the value that we will create through our development and leasing activities. We calculate value creation by estimating the NOI that the property will generate at Stabilization and applying an estimated stabilized capitalization rate applicable to that property. The value creation is calculated as the amount by which the estimated value exceeds our total expected investment and does not include any fees or promotes we may earn. This can also include realized economic gains from value-added conversion properties.Weighted Average Estimated Stabilized Yield is calculated as NOI assuming stabilized occupancy divided by Acquisition Cost or TEI, as applicable.